As filed with the Securities and Exchange Commission on April 29, 2002
Registration No.

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
[     ] Pre-Effective Amendment No.   [  ] Post-Effective Amendment No.

FRANKLIN CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

450 Park Avenue, 10th Floor

New York, New York 10022
(212) 486-2323
(Address and Telephone Number, including Area Code, of Principal Executive Offices)

Stephen L. Brown

Chairman of the Board and Chief Executive Officer
Franklin Capital Corporation
450 Park Avenue, 10th Floor
New York, New York 10022
(212) 486-2323
(Name and Address of Agent for Service)

Copies To:

Steven B. Boehm, Esq. Cynthia M. Krus, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004-2415 (202) 383-0100	James M. Dubin, Esq. Paul, Weiss, Rifkind, Wharton & Garrison 1285 Avenue of the Americas New York, New York 10019-6064 (212) 373-3000	Jeffrey J. Weinberg, Esq. Weil, Gotshal & Manges LLP 767 Fifth Avenue New York, New York 10153 (212) 310-8000

      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee Under the Securities Act of 1933

		Proposed	Proposed
		Maximum	Maximum
	Amount	Offering Price	Aggregate
Title of Securities Being	Being	Per	Offering	Amount of
Registered	Registered	Share(1)	Price(1)	Registration Fee

Common Stock, $1.00 par value	4,442,000	$3.90	$17,323,800	$1,594.00

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(f) on the basis of the high and low sales price on the common stock on April 22, 2002 as reported on the American Stock Exchange.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

SUMMARY
RISK FACTORS
EQUIVALENT PER SHARE DATA
THE FRANKLIN CAPITAL SPECIAL MEETING
Purpose of the Franklin Capital Special Meeting
Voting Information
Stockholder and Board Approvals
Comparative Per Share Price
Quorum and Adjournments
THE CHANGE TECHNOLOGY ANNUAL MEETING
Purpose of the Change Technology Annual Meeting
Voting Information
Comparative Per Share Prices
Quorum and Adjournments
DISSENTERS’ RIGHTS OF APPRAISAL
THE MERGER PROPOSAL
General
The Exchange
Closing Date
Background of the Merger
Franklin Capital’s Reasons for the Merger
No Fairness Opinion
Recommendation of the Franklin Capital Board of Directors
Change Technology’s Reasons for the Merger
No Fairness Opinion
Recommendation of the Change Technology Board of Directors
Interests of Certain Persons in the Merger
THE MERGER AGREEMENT
General
Treatment of Franklin Capital Common Stock and Change Technology Common Stock in the Merger
Treatment of Franklin Capital Series A Preferred Stock and Change Technology Series A Preferred Stock in the Merger
Treatment of Change Technology Stock Options and Warrants in the Merger
Exchange of Stock Certificates
Fractional Shares
Representations and Warranties
Additional Agreements Between Franklin Capital and Change Technology
Certain Covenants
Non-Solicitation of Acquisition Proposals
Conditions to the Merger
Additional Conditions to Franklin Capital’s Obligation to Complete the Merger
Additional Conditions to Change Technology’s Obligation to Complete the Merger
Termination of the Merger Agreement
Fees and Expenses
Accounting Treatment
Certain Legal Matters
Federal Securities Law Consequences
Market Listing
Delisting and Deregistration of Change Technology Common Stock
MATERIAL FEDERAL INCOME TAX CONSEQUENCES
General
Material Tax Consequences of the Merger
Reporting Requirements
FRANKLIN CAPITAL CHARTER AMENDMENT
WITHDRAWAL OF FRANKLIN CAPITAL’S ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY
AMENDMENTS TO FRANKLIN CAPITAL’S STOCK INCENTIVE PLAN
ELECTION OF PREFERRED STOCK DIRECTOR OF FRANKLIN CAPITAL
CHANGE TECHNOLOGY PROPOSAL TO APPROVE OPTION GRANT TO WILLIAM AVERY
ELECTION OF CHANGE TECHNOLOGY DIRECTORS
BUSINESS OF FRANKLIN CAPITAL
Acquisition of Excelsior Radio Networks
Proposed Merger with Change Technology Partners, Inc.
Current Portfolio of Investments
Presentation of Financial Information
Illiquidity of Investments
Managerial Assistance
Need for Follow-on Investments
Competition
Determination of Net Asset Value
Employees
Government Regulations Impacting Franklin Capital
Properties
Legal Proceedings
FRANKLIN CAPITAL’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Critical Accounting Policies
Statement of Operations
Financial Condition
Investments
Results of Operations
Quantitative and Qualitative Disclosures About Market Risk
Taxes
Liquidity and Capital Resources
FRANKLIN CAPITAL MANAGEMENT
Common Stock Directors
Preferred Stock Directors
Franklin Capital Executive Compensation
Compensation of Directors
Option Grants
Option Exercises
Current Employment Agreements
Stock Option Plans
Stock Incentive Plan (SIP)
Non-Statutory Stock Option Plan (SOP)
Provisions Applicable to Both Stock Option Plans
Committees and Meetings of the Board of Directors
Audit Committee Report
Related Party Transactions
Franklin Capital Fees and Expenses Table
BUSINESS OF CHANGE TECHNOLOGY
Overview
Corporate History
Subsidiaries
Investments and Loans
Acquisitions and Divestitures
Legal Proceedings
Regulatory
Employees
CHANGE TECHNOLOGY’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Accounting Policies
Overview and Recent Developments
Other Significant Developments
Overview of Historical Operations
Acquisitions and Divestitures
Results of Operations
Liquidity and Capital Resources
Quantitative and Qualitative Disclosures About Market Risk
Properties
Committees
CHANGE TECHNOLOGY MANAGEMENT
Compensation of Directors
Executive Compensation
Option/SAR Grants in Fiscal Year 2001
Aggregated Option Exercises in Fiscal 2001 and Fiscal Year End Option Values
Employment Agreements
Certain Relationships and Related Party Transactions; Compensation Committee Interlocks and Insider Participation
Comparative Stock Performance Graph
Section 16(a) Beneficial Ownership Reporting Compliance
BUSINESS OF EXCELSIOR COMMUNICATIONS CORPORATION
New Products
Competition
Government Regulation
Employees
DESCRIPTION OF FRANKLIN CAPITAL STOCK AND DISTRIBUTIONS
Common Stock
Preferred Stock
Series A Preferred Stock
Series B Preferred Stock
COMPARISON OF RIGHTS OF FRANKLIN CAPITAL, CHANGE TECHNOLOGY STOCKHOLDERS AND EXCELSIOR COMMUNICATIONS CORPORATION STOCKHOLDERS
STOCKHOLDER PROPOSALS FOR FRANKLIN CAPITAL 2002 ANNUAL MEETING
STOCKHOLDER PROPOSALS FOR CHANGE TECHNOLOGY 2003 ANNUAL MEETING
OTHER MATTERS
LEGAL MATTERS
EXPERTS
WHERE YOU CAN FIND MORE INFORMATION
INDEX TO FINANCIAL STATEMENTS AND SCHEDULES
Index
Independent Auditors’ Report
Balance Sheet
Statement of Operations
Statement of Stockholders’ Deficit
Statement of Cash Flows

Form of Opinion Paul, Weiss, Rifkind, Wharton,..
Consent of KPMG LLP
Consent of Ernst & Young LLP
Consent of Grant Thornton LP

FRANKLIN CAPITAL CORPORATION
450 Park Avenue, 10th Floor
New York, New York 10022
(212) 486-2323
CHANGE TECHNOLOGY PARTNERS, INC.
573 Steamboat Road
Greenwich, Connecticut 06840
(203) 661-4566

To the stockholders of Franklin Capital Corporation and Change Technology Partners, Inc.:

     Franklin Capital Corporation and Change Technology Partners, Inc. have entered into a merger agreement where Franklin Capital has agreed to acquire Change Technology in a merger. Franklin Capital will survive the merger and will change its name to Excelsior Communications Corporation. If the merger is completed, Change Technology common stockholders will receive 1.0 share of Franklin Capital common stock for each 40.985 shares of Change Technology common stock they own, and they will hold approximately 80% of Franklin Capital common stock after the merger. If the merger is completed, holders of Change Technology Series A preferred stock will receive one share of Franklin Capital Series B preferred stock for each share of Change Technology Series A preferred stock they own.

Franklin Capital will hold a special meeting of both its common stockholders and its Series A preferred stockholders at           Eastern time, on           , 2002 at                          , to:
• approve the withdrawal of its election to be regulated as a business development company;
• amend its certificate of incorporation to increase its authorized shares;
• consider and vote upon the merger;
• approve and adopt amendments to its Stock Incentive Plan; and
• for its preferred stockholders only, vote for one preferred director.	Change Technology will hold its annual meeting of common and Series A preferred stockholders at Eastern time on , 2002 at to:
• consider and vote upon the merger;
• approve and ratify the grant of an option to purchase common stock to William Avery; and
• elect five directors to the Change Technology board of directors.

     The boards of directors of Franklin Capital and Change Technology have considered all aspects of the merger including any conflicts of interests as well as the other proposals. The boards of directors have approved the merger and determined the merger to be in the best interests of their respective stockholders and recommend that stockholders vote FOR the merger and the other proposals before the meetings.

     The value of the shares of Franklin Capital common stock will continue to fluctuate, and Change Technology stockholders will not know the value of the Franklin Capital shares that they will receive in the merger at the time they vote. Based on the closing price of Franklin Capital common stock on April 22, 2002, the aggregate value of the merger consideration would be $17,323,800.

     Franklin Capital is a business development company regulated under the Investment Company Act of 1940, and its common stock is traded on the American Stock Exchange under the symbol “FKL.” The closing price of Franklin Capital common stock on April 22, 2002 was $3.90 per share. The closing price of Change Technology common stock, which trades over-the-counter under the symbol “CTPI.OB”, on April 22, 2002 was $0.055 per share. Neither Franklin Capital’s Series A preferred stock nor Change Technology’s Series A preferred stock trades on an exchange.

     This joint proxy statement/ prospectus sets forth concisely the information that you should know before voting on the merger and should be retained for future reference. Franklin Capital and Change Technology file periodic reports and statements with the Securities and Exchange Commission. For more information on how to obtain these reports, see “Where You Can Find More Information” on page 152.

     Your vote is very important. Whether or not you plan to attend the special meeting or annual meeting, please take time to vote on the proposal by completing and mailing the enclosed proxy card.

Sincerely,	Sincerely,

Stephen L. Brown	William Avery
Chairman of the Board	President and Chief Executive Officer
and Chief Executive Officer	Change Technology Partners, Inc.
Franklin Capital Corporation

     See “The Merger Proposal — Special Factors Regarding the Merger Proposal ” and “Risk Factors” beginning on page 13 for a discussion of factors that should be evaluated in connection with the merger.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this proxy statement/ prospectus. Any representation to the contrary is a criminal offense.

This joint proxy statement/ prospectus is dated            , 2002, and was mailed to you on or about

                   , 2002.

FRANKLIN CAPITAL CORPORATION

450 Park Avenue, 10th Floor
New York, NY 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

      A special meeting of both common and Series A preferred stockholders of Franklin Capital Corporation will be held at                      , Eastern time, on                      , 2002 at                      , for the following purposes:

1.	To approve the withdrawal of Franklin Capital’s election to be regulated as a business development company under the Investment Company Act of 1940;

2.	To approve and adopt an amendment to Franklin Capital’s certificate of incorporation to increase the number of authorized shares of capital stock from 10,000,000 to 31,000,000 (25,000,000 shares of common stock and 6,000,000 shares of preferred stock);

3.	To consider and vote upon the merger proposal to approve and adopt a merger agreement with Change Technology Partners, Inc. and the transactions contemplated thereby, including the merger of Change Technology with and into Franklin Capital;

4.	To approve amendments to Franklin Capital’s Stock Incentive Plan, including an amendment to increase the number of shares authorized under the plan;

5.	To elect Spencer L. Brown, a Vice President and Secretary of Franklin Capital, to serve on the board of directors for a term of one year or until his successor is duly elected and qualified (Series A preferred stockholders only); and

6.	To grant discretionary authority to vote in favor of an adjournment of the meeting, if necessary.

      None of the proposals is contingent upon the passage of any other proposal. These proposals are more fully described in the joint proxy statement/prospectus that accompanies this notice, which you should read carefully.

      We have fixed the close of business on                      , 2002 as the record date for the determination of our common and Series A preferred stockholders entitled to vote at this meeting, and any and all adjournments or postponements thereof.

      Whether or not you plan to attend the meeting, please vote your shares. You may complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope. It is important that your interests be represented at the special meeting. You can revoke your proxy at any time before it is voted.

By Order of the Board of Directors
of Franklin Capital Corporation

Spencer L. Brown
Secretary

New York, New York

                     , 2002

CHANGE TECHNOLOGY PARTNERS, INC.

537 Steamboat Road
Greenwich, Connecticut 06830

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

      An annual meeting of both common and Series A preferred stockholders of Change Technology Partners, Inc. will be held at                 , Eastern time, on                , 2002, at                 , for the following purposes:

1.	To consider and vote upon the merger proposal to approve and adopt a merger agreement with Franklin Capital Corporation and the transactions contemplated thereby, including the merger of Change Technology with and into Franklin Capital;

2.	To approve and ratify the grant to William Avery, the President, Chief Executive Officer and Secretary of Change Technology, of an option to purchase 6,000,000 shares of Change Technology common stock pursuant to the terms and conditions of a Stock Option Agreement dated September 21, 2001 between Change Technology and William Avery;

3.	To elect five (5) directors to serve on the board of directors for a term of one year or until their successors are duly elected and qualified; and

4.	To grant discretionary authority to vote in favor of an adjournment of the meeting, if necessary.

      None of the proposals is contingent upon the passage of any other proposal. The proposals are more fully described in the joint proxy statement/prospectus that accompanies this notice, which you should read carefully.

      We have fixed the close of business on              , 2002 as the record date for the determination of our common and Series A preferred stockholders entitled to vote at this meeting, and any and all adjournments or postponements thereof.

      Whether or not you plan to attend the meeting, please vote your shares. You may complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope. It is important that your interests be represented at the annual meeting. You can revoke your proxy at any time before it is voted.

By Order of the Board of Directors
of Change Technology Partners, Inc.

William Avery
Secretary

Greenwich, Connecticut

                , 2002

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:  What are we being asked to vote on?

A:  You are being asked to vote on a merger proposal to permit Franklin Capital to acquire Change Technology in a stock for stock exchange. If the merger agreement is approved and the merger is consummated, common and preferred stockholders of Change Technology will become stockholders of Franklin Capital, and, Franklin Capital will change its name to Excelsior Communications Corporation. Franklin Capital stockholders are also being asked to approve the withdrawal of Franklin Capital’s election to be regulated as a business development company under the Investment Company Act of 1940.

      In addition to voting on the merger proposal, Franklin Capital stockholders are being asked to approve an amendment to Franklin Capital’s certificate of incorporation increasing the number of shares of capital stock from 10,000,000 to 31,000,000 and to approve amendments to Franklin Capital’s Stock Incentive Plan. Franklin Capital Series A preferred stockholders are also being asked to elect one director to serve as a preferred stock director on Franklin Capital’s board of directors.

      In addition to voting on the merger proposal, Change Technology stockholders are being asked to approve and ratify the grant of an option to purchase 6,000,000 shares of Change Technology common stock to William Avery, the President, Chief Executive Officer and Secretary of Change Technology, and to elect five (5) directors to serve on Change Technology’s board of directors.

      None of the proposals is contingent upon the passage of any other proposal.

Q:  Why are Franklin Capital and Change Technology proposing to merge?

A:  Franklin Capital and Change Technology are proposing to merge in order to provide each company’s respective stockholders the opportunity to own stock in a larger and potentially more actively traded company. In addition, the respective boards approved the transaction, among other things, because:

•	Franklin Capital will gain access to capital resources which it can use to build its Excelsior Radio Networks, Inc. subsidiary through acquisitions, joint ventures and internally funded efforts;

•	Franklin Capital stockholders may have increased liquidity as a result of the merger by owning shares of a larger public company;

•	Franklin Capital expects to have access to capital to continue as a going concern and to fund growth opportunities;

•	Franklin Capital will receive assistance from Change Technology’s board of directors in executing its business strategy of acquiring additional businesses in radio and related media fields;

•	Change Technology’s board of directors determined that the exchange ratio represents a substantial premium to the stock market price of Change Technology common stock;

•	Change Technology’s stockholders will have the opportunity to own a stake in one or more profitable radio syndication businesses which represents a continuation of Change Technology’s strategy to exit the e-service businesses; and

•	Change Technology stockholders may have increased liquidity because the shares are intended to be listed on an exchange.

Q:  What will I receive in the merger?

A:  Change Technology common stockholders will receive 1.0 share of Franklin Capital common stock for each 40.985 shares of Change Technology common stock that they own. Change Technology Series A preferred stockholders will receive one share of Franklin Capital Series B preferred stock for each share of Change Technology

i

Series A preferred stock they own. After the merger, current Franklin Capital common and Series A preferred stockholders will continue as common and Series A preferred stockholders of Franklin Capital, respectively.

      On December 3, 2001, the last full trading day before the public announcement of the proposed merger, the closing price of Franklin Capital common stock on the American Stock Exchange was $4.20 per share. On December 3, 2001, the closing price of Change Technology common stock on the OTC Board was $0.04. On              , 2002, the most recent practicable date prior to the printing of this joint proxy statement/ prospectus, the closing price of Franklin Capital common stock was $     per share, and the closing price of Change Technology common stock was $      per share. Assuming the                      , 2002 closing price, the Change Technology common stockholders would receive $                  in Franklin Capital common stock or $          per share.

Q:  Are stockholders entitled to appraisal rights?

A:  Change Technology stockholders will be entitled to appraisal rights in accordance with Section 262 of the Delaware General Corporation Law. A copy of Section 262 is included as Appendix B to this joint proxy statement/prospectus.

      Franklin Capital stockholders are not entitled to appraisal rights.

Q:  When will the merger be completed?

A:  We are working to complete the merger by June 30, 2002. We currently expect to complete the merger promptly following the Franklin Capital special meeting and the Change Technology annual meeting. If necessary or desirable, Franklin Capital and Change Technology may agree to complete the merger at a later date.

Q:  What are the federal income tax consequences of the merger?

A:  It is a condition to the closing of the merger that Franklin Capital and Change Technology each receive an opinion from their respective counsel, based on assumptions and representations made by Franklin Capital and Change Technology, that the merger will be treated as a tax-free reorganization for federal income tax purposes. As a result, the exchange by Change Technology common stockholders of shares of Franklin Capital common stock generally will not cause them to recognize any gain or loss for federal income tax purposes.

      This tax treatment may not apply to all Change Technology stockholders. Determining the actual tax consequences of the merger to you can be complicated. They will depend on your specific situation and on variables not within our control. You should consult your own tax advisor for a full understanding of the merger’s tax consequences to you, including how any state, local or foreign tax laws may apply to you.

Q:  Who must approve the merger?

A:  In addition to the approvals by the Franklin Capital board of directors and the Change Technology board of directors, each of which has already been obtained, the merger must be approved by the Franklin Capital common and Series A preferred stockholders, voting together as a single class, and the Change Technology common and Series A preferred stockholders, voting together as a single class.

Q:  What stockholder vote is required to approve the merger proposal?

A:  A majority of the outstanding shares of Franklin Capital common and Series A preferred stock, taken together as a single class, entitled to vote constitutes a quorum for the Franklin Capital special meeting, and a majority of the outstanding shares of Change Technology common stock and Series A preferred stock, taken together as a single class, entitled to vote constitutes a quorum for the Change Technology annual meeting. The affirmative vote of the holders of the majority of the outstanding common and Series A preferred shares of Franklin Capital voting together as a single class and a majority of the outstanding Change Technology common and Series A preferred stock voting together as a single class is required to approve the merger proposal.

Q:  Does the Franklin Capital board of directors recommend approval of the merger proposal?

A:  Yes. After careful consideration, the Franklin Capital board of directors unanimously recommends that both its common and Series A preferred stockholders vote “FOR” the merger proposal on the enclosed proxy card. For a more complete description of the recommendation of the Franklin Capital board of directors, see the sections entitled “Franklin Capital’s Reasons for the Merger” on page 57 and “Recommendation of the Franklin Capital Board of Directors” on page 59.

Q:  Does the Change Technology board of directors recommend approval of the merger proposal?

A:  Yes. After careful consideration, the Change Technology board of directors unanimously recommends that its common and Series A preferred stockholders vote “FOR” the merger proposal on the enclosed proxy card. For a more complete description of the recommendation of the Change Technology board of directors, see the sections entitled “Change Technology’s Reasons for the Merger” on page 59 and “Recommendation of the Change Technology Board of Directors” on page 61.

Q:  Why am I being asked to vote on the other proposals?

A:  The vote on the proposals relating to the increase in authorized capital stock; the amendments to the Stock Incentive Plan; the withdrawal of the election to be regulated as a business development company; and the election of Spencer L. Brown to the board of directors are being sought to comply with the terms and conditions of the merger agreement.

      Franklin Capital is seeking stockholder approval to increase the options available for issuance under the Stock Incentive Plan and to allow directors to participate in the plan. If the Franklin Capital stockholders approve this proposal, Franklin Capital will terminate its non-employee director stock option plan.

      Change Technology stockholders are being asked to vote on the routine matter of electing its board of directors. In addition, Change Technology stockholders are being asked to approve the grant of 6,000,000 options outside of the option plan to William Avery.

Q:  What stockholder vote is required to approve the other proposals?

A:  The affirmative vote of a majority of the Franklin Capital common shares and the Series A preferred shares, voting separately, is necessary to approve the amendment to Franklin Capital’s certificate of incorporation to increase the number of authorized shares of Franklin Capital’s capital stock from 10,000,000 to 31,000,000.

      The affirmative vote of a majority of the Franklin Capital common and Series A preferred shares, voting together as a single class, present at the Franklin Capital special meeting in person or by proxy is necessary to approve the amendment to Franklin Capital’s Stock Incentive Plan to increase the number of shares authorized under the plan from 67,500 to 1,000,000 and allow Franklin Capital to grant members of its board of directors awards under the plan.

      The affirmative vote of a majority of the Franklin Capital Series A preferred shares present at the Franklin Capital special meeting in person or by proxy is necessary to approve election of Spencer L. Brown to the board of directors.

      The affirmative vote of (A) 67% of the securities voted at the special meeting if more than 50% of the outstanding securities are present in person or by proxy at the meeting or (B) more then 50% of the outstanding voting securities, whichever is less, is necessary to approve the withdrawal of Franklin Capital’s election to be regulated as a business development company.

      The affirmative vote of a majority of the Change Technology common and Series A preferred shares, voting together as a single class, present at the Change Technology annual meeting in person or by proxy is necessary to approve the grant to William Avery of an option to purchase 6,000,000 shares of Change Technology common stock and elect Change Technology’s board of directors.

Q:  Does the Franklin Capital board of directors recommend approval of the other proposals?

A:  Yes. After careful consideration, the Franklin Capital board of directors unanimously recommends that both its common and Series A stockholders vote “FOR” the other proposals on the enclosed proxy card.

Q:  Does the Change Technology board of directors recommend approval of the other proposals?

A:  Yes. After careful consideration, the Change Technology board of directors unanimously recommends that both its common and Series A stockholders vote “FOR” the other proposals on the enclosed proxy card.

Q:  What do I need to do now?

A:  We urge you to read this joint proxy statement/prospectus, including its annexes, carefully, and to consider how the merger proposal will affect you as a stockholder. You also may want to review the documents referenced under “Where You Can Find More Information” on page   and consult with your accounting, legal and tax advisors.

Q:  How do I vote my shares?

A:  You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the Franklin Capital special meeting or the Change Technology annual meeting, as applicable. You may also attend the Franklin Capital special meeting or Change Technology annual meeting, as applicable, in person instead of submitting a proxy.

      If you fail either to return your proxy card, or to vote in person, or if you mark your proxy “abstain,” the effect will be a vote “against” the merger proposal. If you sign and send in your proxy without indicating how you want to vote, your proxy will be counted as a vote for the merger proposal unless your shares are held in a brokerage account.

Q:  If my shares are held in a brokerage account, will my broker vote my shares for me?

A:  Your broker will not be able to vote your shares without instructions from you on how to vote. Therefore, it is important that you follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you fail to provide your broker with instructions, it will have the same effect as a vote “against” the merger proposal.

Q:  May I change my vote after I have mailed in my signed proxy card?

A:  Yes. You may change your vote at any time before the vote takes place at the Franklin Capital special meeting or the Change Technology annual meeting, as applicable. To do so, you may either complete and submit a new proxy card or send a written notice stating that you would like to revoke your proxy. In addition, you may attend the Franklin Capital special meeting or the Change Technology annual meeting, as applicable, and vote in person. However, if you elect to vote in person and your shares are held by a broker, bank or other nominee, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares.

Q:  When and where is the Franklin Capital special meeting?

A:  The Franklin Capital special meeting of stockholders will be held at              , Eastern time, on                , 2002 at                               .

Q:  When and where is the Change Technology annual meeting?

A:  The Change Technology annual meeting of stockholders will be held at                , Eastern time, on                , 2002 at                .

Q:  Should I send in my stock certificates?

A:  No. After the completion of the merger, Franklin Capital will send former Change Technology stockholders instructions explaining how to exchange Change Technology stock certificates for the appropriate number of shares of Franklin Capital common stock or Franklin Capital Series B preferred stock, as applicable. Current Franklin Capital common and Series A preferred stockholders will not be required to exchange their certificates.

Q:  Who may I contact with any additional questions?

A:  You may call Spencer L. Brown of Franklin Capital at 212-486-2323, or William Avery of Change Technology at 203-661-6942.

v

SUMMARY

      This summary highlights selected information from this proxy statement/prospectus and may not contain all of the information that is important to you. To understand the merger proposal fully and for a more complete description of the merger, you should read carefully this entire document and the documents to which we have referred you. See “Where You Can Find More Information” on page        .

Franklin Capital Corporation (Page 81)

      Currently, Franklin Capital is a business development company under the Investment Company Act of 1940. In the past, Franklin Capital has participated in start-up and early stage financing, expansion or growth financing, leveraged buy-out financing and restructuring in a variety of industries. Since 1997, Franklin Capital’s investment activity has been focused principally on securities issued by companies involved in early stage high technology sectors such as wireless communications, other telecommunications services, internet software and information services. At December 31, 2001, Franklin Capital had approximately $4,100,000 in assets.

      Franklin’s most significant investment is a majority owned subsidiary, Excelsior Radio Networks, Inc. As of December 31, 2001, Franklin owned 50.8% of Excelsior Radio on a fully diluted basis and had 58.2% of Excelsior Radio’s voting control.

      In August, 2001 Franklin Capital acquired certain assets from affiliates of Winstar Communications, Inc., which are held in its majority owned subsidiary, Excelsior Radio. Excelsior Radio creates, produces, distributes and through its Global Media sales division, is a sales representative for, national radio programs and offers other miscellaneous services to the radio industry. Excelsior Radio offers radio programs to the industry in exchange for commercial broadcast time, which Excelsior Radio sells to national advertisers. Excelsior Radio currently offers in excess of 100 radio programs to over 2,000 radio stations across the country.

      On April 3, 2002, a newly formed wholly owned subsidiary of Excelsior Radio purchased substantially all of the assets of Dial Communications Group, Inc., and Dial Communications Group, LLC used in connection with the Dial entities’ business of selling advertising relating to radio programming. The combination of Excelsior Radio’s Global Media business and Dial’s business will create a national sales representation company with pro forma 2001 advertising sales revenue of approximately $50 million.

      Change Technology and Sunshine Wireless LLC provided financing for both the Winstar and Dial acquisitions. Change Technology owns 16.5% of Excelsior Radio on a fully diluted basis and has 6.5% of voting control, and currently, William Avery serves as Change Technology’s representative on the Excelsior Radio board.

      If the merger with Change Technology is consummated, Franklin Capital will change its name to Excelsior Communications Corporation. The business of the new combined company will focus on creating, producing and selling programs to the radio industry. In order to develop its business, Excelsior Communications intends to expand and grow the business of Excelsior Radio, through acquisitions, joint ventures and other efforts.

      Franklin Capital has determined that it may not have sufficient cash and cash equivalents to meet its working capital requirements during the current fiscal year. Franklin Capital’s independent auditors have issued an opinion in which the independent auditors have indicated that there is substantial doubt as to Franklin Capital’s ability to continue as a going concern, which is noted in Franklin Capital’s financial statements. If the merger with Change Technology is not consummated, Franklin Capital will be required to seek alternative sources of financing to continue operating through the current fiscal year. There can be no assurance that Franklin Capital would be able to obtain alternative financing.

      The transactions contemplated by the merger agreement are intended to result in Franklin Capital no longer being subject to the 1940 Act because of the change in the nature of its business. However, Franklin Capital cannot change the nature of its business so as to cease to be regulated as a business development company unless such change is approved by Franklin Capital’s stockholders in accordance with the 1940 Act. See “Withdrawal of Franklin Capital’s Election to be Regulated as a Business Development Company.”

      Franklin Capital is headquartered in New York, New York and is listed on the American Stock Exchange and trades under the symbol “FKL.”

Change Technology Partners, Inc. (Page 109)

      Change Technology currently has limited operations. Since July 2001, Change Technology has focused on divesting its consulting businesses and using its cash position to develop and acquire businesses in the radio and media industries. Presently, its only operating business is Papke Textor, Inc. d/b/a Canned Interactive, which designs and produces interactive media, primarily for the entertainment industry.

      Prior to July 2001, Change Technology and its subsidiaries have provided a broad range of professional consulting services, including e-services and technology strategy, online branding, web architecture and design, systems integration, systems architecture and outsourcing. However, in response to continued unfavorable market conditions for its services, Change Technology embarked on a review of its operations with the goal of formulating a course of action to minimize near-term losses, capital expenditures, and reduce cash outflows. As a result of such review, the Change Technology board of directors voted to sell its existing operations, other than Canned Interactive, and to use its assets to invest in and develop new businesses.

      In connection with this decision, the board of directors terminated the employment of approximately 90% of its existing workforce including its President and Chief Executive Officer. As a result of such actions, Change Technology incurred severance expenses of approximately $1,326,000 ($493,000 of which were incurred in connection with the termination of its President and Chief Executive Officer).

      Change Technology has provided financing to Excelsior Radio in connection with its acquisition of the Winstar and Dial assets.

      Change Technology is headquartered in Greenwich, Connecticut. Change Technology is traded over-the-counter under the symbol “CTPI.OB.”

The Merger Proposal (Page 53)

      Franklin Capital plans to acquire Change Technology in a stock for stock exchange. The merger and related transactions will be accomplished as follows:

•	Each 40.985 shares of Change Technology common stock will be exchanged for 1.0 share of Franklin Capital common stock.

•	Each share of Change Technology Series A preferred stock will be exchanged for one share of Franklin Capital Series B preferred stock.

•	Based upon the exchange ratio and an estimate of the shares of Change Technology common stock expected to be outstanding on April 22, 2002, Franklin Capital will issue 4,442,000 shares of common stock to Change Technology common stockholders and 645 shares of Series B preferred stock in connection with the merger. On April 22, 2002, the closing price of Franklin Capital’s common stock was $3.90. Assuming the April 22, 2002 closing price, the Change Technology common stockholders would receive $17,323,800 in Franklin Capital common stock or $0.095 per share.

•	As a result of the merger, Franklin Capital will survive and will change its name to Excelsior Communications Corporation.

      The value of the Franklin Capital common stock to be received in the merger, based on the exchange ratio, on the date before the merger was announced and the record date, was:

Implied Value
of each
	Franklin Capital	Change
Date	Closing Sale Price	Technology Share

December 3, 2001	$4.20	$0.102
, 2002	$	$

      The value of the shares of Franklin Capital common stock to be received by Change Technology common stockholders in the merger will continue to fluctuate and Change Technology common stockholders will not know the value of the Franklin Capital shares that they will receive in the merger at the time they vote.

      The merger proposal requires the approval of the holders of the majority of the outstanding shares of Franklin Capital common stock and Series A preferred stock, voting together as a single class.

      The merger proposal requires the approval of the holders of the majority of the outstanding shares of Change Technology common stock and Series A preferred stock, voting together as a single class.

      Franklin Capital and Change Technology hope to complete the merger promptly after the Franklin Capital special meeting and the Change Technology annual meeting, if other required matters are completed by that time. It is expected that the merger will be completed by June 30, 2002.

      The merger agreement is attached at the back of this joint proxy statement/prospectus as Appendix A. We encourage you to read the merger agreement.

      The following diagrams depict in summary form the structure of the merger and the related transactions assuming the Franklin Capital and Change Technology stockholders approve the merger and all other conditions are satisfied.

Ownership of Franklin Capital Stock Following the Merger (Page 42)

      Following the merger, existing Franklin Capital common stockholders on a fully diluted basis will own approximately 20% of the outstanding common stock of Franklin Capital, and Change Technology common stockholders will own approximately 80% of the outstanding common stock of Franklin Capital based on the number of shares of Franklin Capital and Change Technology common stock outstanding on April 22, 2002.

Franklin Capital’s Reasons for the Merger (Page 57)

      The Franklin Capital board of directors approved the merger for the following principal reasons:

•	The combined company intends to create value by growing Franklin Capital’s majority owned subsidiary Excelsior Radio Networks through acquisitions, joint ventures and other efforts;

•	Franklin Capital expects to have access to working capital to continue as a going concern and to fund growth opportunities;

•	Franklin Capital will receive assistance from Change Technology’s board of directors in executing its business strategy of acquiring additional businesses in radio and related media fields; and

•	Franklin Capital stockholders may have increased liquidity by owning shares of a larger public company.

      The Franklin Capital board of directors believes that the merger is advisable and in the best interests of Franklin Capital and its common and Series A preferred stockholders. The Franklin Capital board of directors unanimously recommends that its common and Series A preferred stockholders vote “for” approval of the merger proposal.

Change Technology’s Reasons for the Merger (Page 59)

      The Change Technology board of directors approved the merger for the following reasons:

•	Change Technology’s board of directors determined that the exchange ratio represents a substantial premium to the market price of Change Technology common stock;

•	Change Technology stockholders will have the opportunity to own a stake in one or more profitable radio syndication businesses which represents a continuation of Change Technology’s strategy to exit the e-services businesses; and

•	Change Technology stockholders may have increased liquidity after the merger if their shares are listed on an exchange as intended.

      The Change Technology board of directors believes that the merger is advisable and in the best interests of Change Technology and its stockholders. The Change Technology board of directors unanimously recommends that its stockholders vote “for” approval of the merger proposal.

Conditions to Completion of the Merger (Page 69)

      The merger will be completed only if specific conditions, including, among other things, the following, are met or waived:

•	the Franklin Capital common and Series A preferred stockholders, voting together as a single class, approve the merger;

•	the Change Technology common and Series A preferred stockholders, voting together as a single class, approve the merger;

•	no court order preventing the merger shall be in effect;

•	the registration statement, including this joint proxy statement/ prospectus, is declared effective;

•	William Avery, Stephen Brown and Spencer Brown have entered into employment agreements with Franklin Capital;

•	Franklin Capital and Change Technology each receive an opinion from its tax counsel that the merger will qualify as a reorganization under section 368(a) of the Internal Revenue Code;

•	Change Technology has a specified amount of cash or cash equivalents available;

•	the Franklin Capital common and Series A preferred stockholders approve the withdrawal of Franklin Capital’s status as a business development company;

•	Franklin Capital receives the consent of a majority of the holders of Series A Preferred Stock to designate Spencer Brown and Irving Levine (who currently serves as a preferred stock director) as the two directors of Franklin Capital such preferred holders are entitled to elect; and

•	the representations and warranties made by Franklin Capital and Change Technology continue to be true and correct except for breaches that would not have a material adverse effect and covenants of the parties shall have been performed in all material respects.

Termination of the Merger Agreement (Page 70)

      Even if the Franklin Capital and Change Technology stockholders approve the merger, Franklin Capital and Change Technology can agree at any time to terminate the merger agreement without completing the merger. The merger agreement can also be terminated if, among other things, any of the following occurs:

•	the merger is not completed by June 30, 2002;

•	a court or other governmental authority prohibits the merger;

•	either the Franklin Capital or Change Technology stockholders do not approve the merger; or

•	if, prior to stockholder approval of the merger, either Franklin Capital or Change Technology’s board of directors authorizes the acceptance of a more favorable acquisition proposal.

Franklin Capital and Change Technology Cannot Solicit Other Offers (Page 68)

      Franklin Capital and Change Technology have agreed not to encourage, solicit, discuss, or negotiate with anyone other than each other, regarding a merger or sale, unless such company receives an unsolicited acquisition proposal and the respective board of directors determines that it is consistent with its fiduciary obligations to its stockholders under applicable law to pursue such proposal and, in the case of any such discussions or negotiations, the board of directors determine that such proposal is superior to the merger.

      If the merger agreement is terminated as a result of an acceptance of a superior acquisition proposal, the terminating party will pay the other party a termination fee of $500,000 plus reimbursement of expenses not to exceed $250,000. The termination fee is intended to compensate the non-terminating party for the loss of opportunities, and for its efforts and expenses incurred to structure the merger if a superior acquisition proposal is accepted.

Interests of Franklin Capital’s and Change Technology’s Officers and Directors in the Merger (Page 61)

      When considering the recommendation by the Franklin Capital and Change Technology’s boards of directors to vote “for” the merger proposal, you should be aware that, as described below, specific officers, directors and stockholders of Franklin Capital and Change Technology have interests in the merger that are different from, and may conflict with, your interests. Senior officers of Franklin Capital and Change Technology will benefit from compensation and employment arrangements in the ordinary course of business. William Avery, Stephen L. Brown and Spencer L. Brown will enter into employment agreements with Franklin Capital. If the merger is completed, Franklin Capital will continue indemnification arrangements for officers and directors of Change Technology.

      The directors of the combined company after the merger will be Stephen L. Brown (Co-Chairman), Michael R. Gleason (Co-Chairman), James M. Dubin, William E. Lipner, William Avery, Michael J. Levitt, Spencer L. Brown and Irving Levine. The executive officers will be Stephen L. Brown, William Avery, Spencer L. Brown and Hiram Lazar.

      The Franklin Capital and Change Technology boards of directors were aware of these interests and considered them in approving the merger.

Federal Income Tax Consequences (Page 73)

      It is a condition to the closing of the merger that Franklin Capital and Change Technology each receive an opinion from their respective counsel, based on assumptions and representations made by Franklin Capital and Change Technology, that the Merger will be treated as a tax-free reorganization for federal income tax purposes. As a result, the exchange by Change Technology common stockholders of shares of Franklin Capital common stock generally will not cause them to recognize any gain or loss for federal income tax purposes.

      This tax treatment may not apply to all Change Technology shareholders. Determining the actual tax consequences of the merger to you can be complicated.

They will depend on your specific situation and on variables not within our control. You should consult your own tax advisor for a full understanding of the merger’s tax consequences to you, including how any state, local or foreign tax laws may apply to you.

Listing of Franklin Capital Common Stock

      Due to the merger, Franklin Capital may be required to submit a new listing application to the American Stock Exchange. Franklin Capital believes that after the merger it will meet the requirements for listing on the American Stock Exchange.

      Franklin Capital will use its best efforts to cause the shares of its common stock to be issued in the merger to be listed on the American Stock Exchange.

Dissenters’ Rights of Appraisal (Page 49)

      Change Technology stockholders will be entitled to dissenters’ rights of appraisal under Section 262 of the Delaware General Corporation Law, a copy of which is attached to this proxy statement as Appendix B. Dissenters’ rights of appraisal allow stockholders to dissent from the merger and receive a fair cash payment for their shares. Certain procedural steps, including not voting in favor of the merger, must be followed by stockholders wishing to perfect and exercise their dissenters’ rights under Delaware law. Failure to comply with those procedures will result in the forfeiture of dissenters’ rights.

The Franklin Capital Special Meeting (Page 41)

      A special meeting of common and Series A preferred stockholders of Franklin Capital will be held at            , Eastern time, on              , 2002, at                   , to consider and vote upon the following proposals to:

•	approve the withdrawal of Franklin Capital’s election to be regulated as a business development company under the Investment Company Act of 1940;

•	approve and adopt a merger agreement with Change Technology and the transactions contemplated thereby, including the merger of Change Technology with and into Franklin Capital;

•	approve and adopt an amendment to Franklin Capital’s certificate of incorporation to increase the number of authorized shares from 10,000,000 to 31,000,000 (25,000,000 shares of common stock and 6,000,000 shares of preferred stock);

•	approve certain amendments to Franklin Capital’s Stock Incentive Plan, including an increase the number of shares authorized under such plan; and

•	elect Spencer L. Brown as a director of Franklin Capital (Series A preferred stockholders only).

      The stockholders will also be asked to consider and vote on a proposal to grant discretionary authority to vote in favor of an adjournment of the meeting, if necessary.

      None of the proposals is contingent upon the passage of any other proposal; however, the withdrawal of Franklin Capital’s business development company status is a condition to the merger.

Voting Power; Voting by Franklin Capital Management (Page 42)

      On the record date,            shares of Franklin Capital common stock were outstanding, of which            shares, or   % of the shares were owned by directors and executive officers of Franklin Capital. Each share of Franklin Capital common stock entitles the holder to one vote.

      On the record date,              shares of Franklin Capital Series A preferred stock were outstanding, of which              shares or      % of the shares were owned by directors and executive officers of Franklin Capital. Each share of Franklin Capital Series A preferred stock entitles the holder to one vote.

The Change Technology Annual Meeting (Page 45)

      An annual meeting of stockholders of Change Technology will be held at           , Eastern time, on              , 2002, at                      , to consider and vote upon the following proposals:

•	to approve and adopt a merger agreement with Franklin Capital providing for the merger;

•	to approve and ratify the grant to William Avery of an option to purchase 6,000,000 shares of Change Technology common stock pursuant to the terms of a Stock Option Agreement dated September 21, 2001 between Change Technology and William Avery; and

•	to elect William Avery, James M. Dubin, Michael Gleason, William E. Lipner and Michael Levitt to serve as directors of Change Technology.

      The stockholders will also be asked to consider and vote on a proposal to grant discretionary authority to vote in favor of an adjournment of the meeting, if necessary.

      None of the proposals is contingent upon the passage of any other proposal.

Voting Power; Voting by Change Technology Management (Page 46)

      On the record date,         shares of Change Technology common stock were outstanding, of which         shares, or   % of the shares were owned by directors and executive officers of Change Technology. Each share of Change Technology common stock entitles the holder to one vote. As of the record date, 645 shares of Change Technology Series A preferred stock were outstanding, none of which were owned by directors or executive officers of Change Technology. Each Series A preferred share of Change Technology is entitled to one vote.

Legal Proceedings (Page 88)

      On October 15, 2001, Jeffrey A. Leve and Jeffrey Leve Family Partnership, L.P. filed a lawsuit against Franklin Capital Corporation, Sunshine Wireless, LLC and four other defendants affiliated with Winstar Communications, Inc. in the Superior Court of the State of California for the County of Los Angeles. The lawsuit, which has subsequently been removed to the United States District Court for the Central District of California, alleges that the defendants committed fraud and breached their fiduciary duty to the plaintiffs in connection with the acquisition of the plaintiffs’ radio production and distribution business. The business was initially acquired by certain entities affiliated with Winstar Communications and, subsequently, the assets of such business were sold to Franklin Capital and Sunshine Wireless. Concurrently with such purchase, Franklin Capital transferred such assets to Excelsior Radio Networks, Inc. The plaintiffs seek recovery of damages in excess of $10,000,000, plus costs and attorneys’ fees. On January 7, 2002, Franklin Capital filed a motion to dismiss the lawsuit or, in the alternative, to transfer venue to the United States District Court for the Southern District of New York. The plaintiffs filed a motion opposing Franklin Capital’s request on January 28, 2002. Franklin Capital’s motion to dismiss was granted on February 25, 2002 due to improper venue. The plaintiff may refile in New York. Management of Franklin Capital believes the suit is without merit and intends to defend this lawsuit vigorously, though the outcome cannot be predicted at this time. An unfavorable outcome in this lawsuit may have a material adverse effect on Franklin Capital’s business, financial condition and results of operations.

FORWARD-LOOKING STATEMENTS

      This document and documents to which we refer you in this document include various forward-looking statements about Franklin Capital and Change Technology that are subject to risks and uncertainties. Forward-looking statements include information concerning future results of operations of Franklin Capital and Change Technology. Also, statements that use the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “possible,” “project,” “should,” “will,” or similar expressions are forward-looking statements. Many factors, some of which are discussed elsewhere in this document and in documents to which we have referred you, could affect the future financial results of Franklin Capital and Change Technology. These factors could cause actual results to differ materially from those expressed in forward-looking statements contained in this document or related documents. These factors include adverse changes in economic conditions and in the markets served by Franklin Capital and Change Technology and a significant delay in the completion of the merger.

FRANKLIN CAPITAL SUMMARY

HISTORICAL SELECTED FINANCIAL INFORMATION

      The following selected financial data as of and for the years ended December 31, 2001, 2000, 1999 and 1998 has been derived from the financial statements of Franklin Capital and the notes to the accompanying statements, which have been audited by Ernst & Young LLP. The 1997 financial data has been derived from financial statements audited by Arthur Anderson LLP, Franklin Capital’s predecessor auditor. You should read this information in conjunction with the audited consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” included elsewhere in this joint proxy statement/ prospectus.

	Year Ended December 31,

(In thousands,	2001	2000**	1999	1998	1997
except per share data)
Operating Data:
Investment income	$192,697	$115,015	$72,382	$263,323	$497,021
Expenses	$1,579,382	$2,372,797	$1,621,780	$1,620,408	$2,400,850
Net investment loss from operations	$(1,386,685)	$(2,257,782)	$(1,549,398)	$(1,357,085)	$(1,903,829)
Net realized gain on investments, net of current income taxes	$522,131	$1,195,875	$688,259	$1,628,004	$3,105,165
Net (decrease) increase in unrealized appreciation of investments, net of deferred income taxes	$(1,553,756)	$(3,365,513)	$3,086,958	$(1,015,091)	$(1,130,879)
Net (decrease) increase in net assets attributable to common stockholders	$(2,533,460)	$(4,526,053)	$2,225,819	$(744,172)	$70,457
Basic net (decrease) increase in net assets from operations per weighted average number of shares outstanding	$(2.34)	$(4.14)	$1.98	$(0.63)	$0.06
Diluted net (decrease) increase in net assets from operations per weighted average number of shares outstanding	$(2.34)	$(4.14)	$1.98	$(0.63)	$0.06

	At December 31,

	2001	2000	1999	1998	1997*

Balance Sheet Data:
Total assets	$4,098,866	$5,766,712	$8,995,965	$6,548,696	$7,718,458
Liabilities	$1,177,121	$187,632	$555,583	$233,143	$375,326
Net asset value	$2,921,745	$5,579,080	$8,440,382	$6,315,553	$7,343,132
Net asset value per share attributable to common stockholders	$1.19	$3.58	$7.70	$5.61	$6.11
Net asset value per share, as if converted basis	$2.44	$4.57	$7.70	$5.61	$6.11
Shares outstanding	1,074,700	1,098,200	1,095,882	1,126,029	1,201,797

*	A special distribution of $2.17 per share was declared in July 1997.

**	Expenses in the year ended December 31, 2000 include non-cash compensation of $349,644 due to the exercise of employee incentive stock options.

CHANGE TECHNOLOGY SUMMARY

HISTORICAL SELECTED CONSOLIDATED FINANCIAL INFORMATION

      The following selected financial data as of and for the years ended December 31, 1999, 1998 and 1997 has been derived from the financial statements of Change Technology and the notes accompanying the statements, which have been audited by Grant Thornton LLP, Change Technology’s predecessor independent accountants. The selected financial data as of and for the years ended December 31, 2001 and 2000 has been derived from Change Technology’s financial statements and the accompanying notes, which have been audited by KPMG LLP, Change Technology’s current independent auditors. Note that historical results of operations are not indicative of Change Technology’s future performance because of the new business strategy implemented in the spring of 2000 and Change Technology’s recent decision to divest its consulting businesses and use its significant cash position, in combination with the proposed merger with Franklin Capital, to develop and acquire businesses in the radio and media industries. You should read this information in conjunction with the audited consolidated financial statements, including the notes to those statements, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this joint proxy statement/prospectus.

	Fiscal Year Ended December 31,

	2001	2000	1999	1998	1997

	(in thousands, except per share amounts)
Statement of Operations Data:
Revenue	$5,567	$1,370	$—	$—	$—
Cost of revenues	7,276	1,119	—	—	—
Gross profit (loss)	(1,709)	251	—	—	—
Operating expenses:
Selling, general and administrative	13,738	3,305	12	11	3
Equity based compensation	3,086	2,921	—	—	—
Severance	1,326	—	—	—	—
Loss on disposal of subsidiaries	377	—	—	—	—
Impairment losses	7,263	—	—	—	—
Total operating expenses	25,790	6,226	12	11	3
Operating loss	(27,499)	(5,975)	(12)	(11)	(3)
Other income (expense)	(4,701)	(263)	20	(42)	(29)
Net income (loss) before extraordinary item	(32,200)	(6,238)	8	(53)	(32)
Extraordinary item	—	—	—	666	—
Dividends	—	—	(14)	(24)	(24)
Deemed dividend attributable to issuance of convertible preferred stock	—	40,000	—	—	—
Net income (loss) applicable to common stockholders	(32,200)	(46,238)	(6)	589,000	(56)
Net income (loss) per share — basic and diluted	(.23)	(1.31)	—	.13	(.01)

	December 31,

	2001	2000	1999	1998	1997

	(in thousands)
Balance Sheet Data:
Cash, cash equivalents and marketable securities	$8,892	$30,333	$245	$173	$270
Working capital	10,719	30,012	245	236	(377)
Total assets	16,152	38,576	246	238	270
Accumulated deficit	(80,801)	(48,601)	(2,363)	(2,371)	(2,984)
Stockholders’ equity (deficit)	14,660	37,182	245	236	(377)

RISK FACTORS

      In addition to the other information contained in this joint proxy statement/ prospectus, Franklin Capital and Change Technology Stockholders should carefully consider the following risk factors.

      This joint proxy statement/ prospectus contains forward-looking statements which involve risks and uncertainties. Actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed below.

Risks Related to Franklin Capital’s Business

      Investing in Private Companies Involves a High Degree of Risk. Franklin Capital’s portfolio consists primarily of investments in private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. There is generally no publicly available information about the companies in which Franklin Capital invests, and Franklin Capital relies significantly on the diligence of its employees and agents to obtain information in connection with Franklin Capital’s investment decisions. In addition, some smaller businesses have narrower product lines and market shares than their competitors, and may be more vulnerable to customer preferences, market conditions or economic downturns, which may adversely affect the return on, or the recovery of, Franklin Capital’s investment in such businesses.

      Portfolio of Investments Is Illiquid. Franklin Capital acquires most of its investments directly from private companies. The majority of the investments in its portfolio will be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of the portfolio may adversely affect Franklin Capital’s ability to dispose of loans and securities at times when it may be advantageous to liquidate such investments.

      Franklin Capital’s Portfolio Investments are Recorded at Fair Value as Determined by the Board of Directors in Absence of Readily Ascertainable Public Market Values. Pursuant to the requirements of the 1940 Act, Franklin Capital’s board of directors is required to value each asset quarterly, and Franklin Capital is required to carry the portfolio at fair value as determined by the board of directors. Since there is typically no public market for the loans and equity securities of the companies in which Franklin Capital makes investments, the board of directors estimates the fair value of these loans and equity securities pursuant to a written valuation policy and a consistently applied valuation process. Unlike banks, Franklin Capital is not permitted to provide a general reserve for anticipated loan losses; instead, Franklin Capital is required by the 1940 Act to specifically value each individual investment and record an unrealized loss for an asset that it believes has become impaired. Without a readily ascertainable market value, the estimated value of the portfolio of loans and equity securities may differ significantly from the values that would be placed on the portfolio if there existed a ready market for the loans and equity securities. Franklin Capital adjusts quarterly the valuation of the portfolio to reflect the board of directors’ estimate of the current realizable value of each investment in Franklin Capital’s portfolio. Any changes in estimated value are recorded in Franklin Capital’s statement of operations as “Net unrealized gains (losses).”

      Franklin Capital Operates in a Competitive Market for Investment Opportunities. Franklin Capital competes for investments with many other companies and individuals, some of whom have greater resources than does Franklin Capital. Increased competition would make it more difficult to purchase or originate investments at attractive prices. As a result of this competition, sometimes Franklin Capital may be precluded from making otherwise attractive investments.

      Quarterly Results May Fluctuate and May Not Be Indicative of Future Quarterly Performance. Franklin Capital’s quarterly operating results could fluctuate, and therefore, you should not rely on quarterly results to be indicative of Franklin Capital’s performance in future quarters. Factors that could cause quarterly operating results to fluctuate include, among others, variations in the investment origination volume, variation in timing of prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which Franklin Capital encounters competition in its markets and general economic conditions.

      Franklin Capital is Dependent Upon Key Management Personnel for Future Success. Franklin Capital is dependent for the selection, structuring, closing and monitoring of its investments on the diligence and skill of its senior management members and other management members. The future success of Franklin Capital depends to a significant extent on the continued service and coordination of its senior management team, particularly the Chairman and Chief Executive Officer. The departure of any of the executive officers or key employees could materially adversely affect Franklin Capital’s ability to implement its business strategy. Franklin Capital does not maintain key man life insurance on any of its officers or employees.

      There is Substantial Doubt as to Franklin Capital’s Ability to Continue as a Going Concern. Franklin Capital has determined that it may not have sufficient cash or cash equivalents to meet its working capital requirements over the next fiscal year. Franklin Capital’s independent auditors have issued an opinion in which the independent auditors have indicated that there is substantial doubt as to Franklin Capital’s ability to continue as a going concern, which is noted in Franklin Capital’s financial statements. If the merger with Change Technology is not consummated, Franklin Capital will be required to seek alternative sources of financing to continue operating through the current fiscal year. If funds were not raised, Franklin Capital may not be able to continue its operations. See Notes 1 and 11 to Franklin Capital’s financial statements.

Risks Related to the Merger

      The Merger Agreement Does Not Contain Any Provisions For Adjustment of the Exchange Ratio and Does Not Provide For Rights of Termination by Either Party Based Upon Fluctuations in the Per Share Price of Franklin Capital or Change Technology Common Stock. Because no adjustment will be made to the exchange ratio, the value of consideration to be received by holders of Change Technology common stock in connection with the merger is not presently ascertainable and will vary based upon the market price of Franklin Capital common stock at the time of the merger. Such variations may be the result of changes in the business operations or prospects of Franklin Capital, market assessments of the likelihood that the merger will be consummated, the timing thereof, the prospects for the post-merger operations of the combined company, general market and economic conditions and other factors beyond the control of Franklin Capital and Change Technology.

      Change Technology May be Considered an Investment Company Under the Investment Company Act of 1940. Prior to the consummation of the merger, Change Technology may own investment securities having a value exceeding 40% of the value of its total assets (exclusive of government securities and cash items) on an unconsolidated basis, and may therefore meet the definition of an “investment company” under the 1940 Act. The Change Technology board of directors believes that Change Technology will not be deemed an “investment company” by virtue of the “primarily engaged” exemption under Section 3(b)(1) of the 1940 Act. This statutory exemption provides that, even if a company owns investment securities having a value exceeding 40% of its total assets, it may not be an investment company if it in fact is directly or indirectly (through wholly owned subsidiaries) “primarily engaged” in a non-investment company business. While Change Technology’s board of directors believes that Change Technology is primarily engaged in a business other than owning securities, the applicability of the “primarily engaged” exclusion is determined on a case-by-case basis, and it is possible that Change Technology may be deemed by the SEC to be an investment company subject to the 1940 Act. In the event that the SEC determines that Change Technology cannot take advantage of the “primarily engaged” exclusion, the board of directors believes that Change Technology could rely on Rule 3a-2 under the 1940 Act, which deems an issuer otherwise subject to the 1940 Act not to be subject to the registration requirements of the 1940 Act for up to one year if certain conditions are met. However, it is possible that the SEC may disagree with Change Technology’s conclusion that this safe harbor is available to Change Technology, thus subjecting Change Technology to the risk that it should have registered as an investment company and that therefore Change Technology may be in violation of the 1940 Act. Such a violation could lead to penalties and other enforcement action by the SEC.

      No Fairness Opinion Was Obtained Regarding the Merger. Because the terms of the merger were negotiated at arms-length between the management of Franklin Capital and Change Technology, and taking into consideration the time and expense that would be incurred in obtaining an investment banker’s opinion on the fairness of the terms of the merger in light of Change Technology’s lack of an operating business, neither Franklin Capital nor Change Technology has sought or obtained such an opinion. Accordingly, there can be no assurance that consummation of the merger will be fair from a financial point of view to the stockholders of Change Technology.

      The Combined Company May be Unable to Realize the Benefits Anticipated by Franklin Capital and Change Technology. The merger involves the integration of two companies that have previously operated independently. There can be no assurances that the companies will not encounter significant difficulties in integrating their respective operations or that the benefits expected from such integration will be realized. Incurring unexpected costs or delays in connection with such integration could have a material adverse effect on the combined company’s business, financial condition or results of operations.

      Franklin Capital Stockholders Will Be Diluted as a Result of the Merger. If the merger is consummated, Change Technology stockholders will own approximately 80% of the outstanding common stock of Franklin Capital after the merger. As a result, current Franklin Capital stockholders will experience substantial dilution of their voting power with respect to matters submitted to Franklin Capital stockholders for approval.

      The Combined Company May Experience Adverse Effects from Combining Operations of Franklin Capital and Change Technology. The boards of directors of Franklin Capital and Change Technology approved the merger and the merger agreement with the expectation that the merger will result in a number of benefits, including operating efficiencies, revenue enhancements and other synergies. However, as a result of the merger, the management of the combined company will be faced with unfamiliar business issues. Following the merger and the withdrawal of Franklin Capital’s status as a business development company, Franklin Capital’s business, which is conducted through Excelsior Radio and its subsidiaries, will change from that of a business development company to an operating company. In addition, the current management of Change Technology, who will take on management positions in Franklin Capital upon consummation of the merger, have no experience with Franklin Capital’s radio business.

      Franklin Capital and Change Technology May Not Be Able to Accurately Predict Transaction Costs. Franklin Capital’s board of directors estimates that, as a result of the merger, Franklin Capital and Change Technology will incur combined transaction costs of between $250,000 and $500,000, including legal, accounting and advisory fees. Franklin Capital and Change Technology will be forced to bear their own costs regardless of whether the merger is consummated. In addition, the combined company will incur significant integration and consolidation expenses which cannot be accurately estimated at this time. The amount of the transaction costs is a preliminary estimate and is subject to change. Actual transaction costs may substantially exceed the initial estimates, and, when combined with the expenses incurred in connection with the consolidation and integration of the companies, could have an adverse effect on the financial condition and operating results of the combined company.

      The Merger Will Result in Changes to the Board of Directors and Senior Management of the Combined Company. Upon consummation of the merger, Stephen L. Brown will become Executive Chairman and William Avery will become President and Chief Executive Officer of the combined company. Also, Spencer L. Brown, James M. Dubin, Michael R. Gleason, William E. Lipner, William Avery and Michael J. Levitt will join the board of directors in addition to Stephen L. Brown and Irving Levine who are currently directors of Franklin Capital. The new directors, with the exception of William Avery and Spencer L. Brown, have no experience with the current operations of Franklin Capital’s radio business. As a result of their positions within Franklin Capital, these individuals will have substantial influence and control over matters to be considered by Franklin Capital’s board of directors and as to those matters that the board of directors determines to submit to the stockholders for consideration. In addition, William Avery, as President and Chief Executive Officer, will have substantial influence over the combined company’s day-to-day operations.

      Some Directors and Officers of Franklin Capital and Change Technology May Have Interests in the Merger That Are Different From or in Addition to the Interests of Franklin Capital and Change Technology Stockholders Generally. In considering the recommendation of Franklin Capital and Change Technology’s boards of directors to vote in favor of the approval and adoption of the merger agreement, Franklin Capital and Change Technology stockholders should be aware that some of Franklin Capital and Change Technology’s directors and executive officers have personal interests in the merger that are different from or in addition to the interests of Change Technology and Franklin Capital stockholders generally. The personal interests that these persons have in connection with the merger include:

•	William Avery, Stephen L. Brown and Spencer L. Brown will enter into employment agreements with the combined company which will be renamed Excelsior Communications Corporation;

•	After the merger, Spencer L. Brown and Irving Levine will serve as directors by the Series A preferred stock of the combined company;

•	Upon consummation of the merger, the Franklin Capital directors’ option plan will be canceled, and all unvested and unexercised options will be surrendered. In addition, Franklin Capital’s current directors have agreed to waive directors’ fees owed to them for past service which in the aggregate total $66,000. To compensate Franklin Capital’s current directors for this surrender, options to purchase common stock of the combined entity will be granted upon the completion of the merger by the new Franklin Capital board of directors. The exercise price of the options will be the closing price of Franklin Capital’s stock on the date that they are issued.

•	Option holders and warrant holders of Change Technology, which includes all of the Change Technology directors, will have their options and warrants converted into options and warrants of the combined company;

•	Upon the signing of the merger agreement, Change Technology purchased 250,000 shares of common stock of Excelsior Radio for $250,000. If the merger is not consummated, Franklin Capital will be required to repurchase these shares for $250,000 plus interest at a rate of 10% per annum from Change Technology.

Risks Related to the Combined Company

      The Combined Company Faces Intense Competition for Audience and Advertising Revenues. The combined company will operate in a highly competitive business. Its radio programming will compete for audiences and advertising revenues directly with radio stations and other syndicated programming, as well as with other media such as television, newspapers, magazines, cable television, outdoor advertising and direct mail. Audience ratings and revenue shares are subject to change, and any adverse change in a particular geographic area could have a material and adverse effect on the combined company’s ability to attract not only advertisers in that region but also national advertisers. Future operations are further subject to many factors which could have an adverse effect on the combined company’s financial performance. These factors include but are not limited to the following:

•	economic conditions, both generally and relative to the broadcasting industry;

•	shifts in population and other demographics;

•	the level of competition for advertising dollars;

•	fluctuations in programming costs;

•	technological changes and innovations; and

•	changes in labor conditions.

      Although Franklin Capital and Change Technology believe that the combined company’s radio programming will be able to compete effectively and will continue to attract audiences and advertisers, there can be no assurance that the combined company will be able to maintain or increase the current audience ratings and advertising revenues of Excelsior Radio.

      Major Radio Station Groups Could Choose to Develop Their Own Programming or Obtain Programming from Other Providers. The radio broadcasting industry has experienced a significant amount of consolidation in recent years. As a result, certain major station groups have emerged as powerful forces in the industry. Given the size and financial resources of these station groups, they may be able to develop their own programming as a substitute to that offered by the combined company. Alternatively, they could seek to obtain programming from the combined company’s competitors. Any such occurrences, or the threat of such occurrences, could adversely affect the combined company’s ability to negotiate favorable terms with its station affiliates, to attract audiences and to attract national advertisers.

      The Combined Company Will Not Pay Dividends on Common Stock. The combined company does not intend to declare dividends on its common stock for the foreseeable future. The combined company currently intends to retain all future earnings to finance the continuing development of its business except for required dividends on preferred stock.

      Franklin Capital is Involved in Certain Legal Proceedings That Could Affect the Combined Company. On October 15, 2001, Jeffrey A. Leve and Jeffrey Leve Family Partnership, L.P. filed a lawsuit against Franklin Capital Corporation, Sunshine Wireless, LLC and four other defendants affiliated with Winstar Communications, Inc. The lawsuit alleges that the Winstar defendants conspired to commit fraud and breached their fiduciary duty to the plaintiffs in connection with the acquisition of the plaintiffs’ radio production and distribution business. The plaintiffs seek recovery of damages in excess of $10,000,000, plus costs and attorneys’ fees. On January 7, 2002, Franklin Capital filed a motion to dismiss the lawsuit or, in the alternative, to transfer venue to the United States District Court for the Southern District of New York. Franklin Capital’s motion for dismissal was granted on February 25, 2002 due to improper venue. The plaintiff may refile in New York. Management believes the claims are without merit and intends to defend this lawsuit vigorously, though the outcome cannot be predicted at this time. An unfavorable outcome in this lawsuit may have a material adverse effect on the combined company’s business, financial condition and results of operations. See “Business of Franklin Capital — Legal Proceedings.”

PRO FORMA FINANCIAL INFORMATION

Introduction

      The following unaudited pro forma financial information for Change Technology and Franklin Capital gives effect to the merger.

      Pro forma information for Change Technology and Franklin Capital is presented separately followed by a pro forma of the combined company. Upon closing of the transaction, Change Technology stockholders will own approximately 80% of Franklin Capital common stock, with the balance being held by Franklin Capital’s current stockholders. In accordance with accounting principles generally accepted in the United States, Change Technology was deemed to be the accounting acquiror based on the relative post merger voting interest and Board representation, as well as the market capitalization of the predecessors immediately prior to initiation of the merger. Therefore, the acquisition will be accounted for by Change Technology using the purchase method of accounting, although Franklin Capital remains the surviving legal entity and the registrant for SEC reporting purposes. Change Technology will allocate the estimated purchase price to the net tangible and amortizable intangible assets acquired, and intangible assets with indefinite lives, based on their respective fair values at the date of the completion of the merger. Any excess of the estimated purchase price over those fair values will be accounted for as goodwill.

      The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2001 gives pro forma effect to the merger as if the merger had occurred on January 1, 2001. The unaudited pro forma condensed combined balance sheet as of December 31, 2001 gives pro forma effect to the merger and related purchase accounting adjustments as if the merger and related transactions had occurred on December 31, 2001. The pro forma adjustments relating to the merger are described in the notes to the pro forma condensed combined financial information.

      The unaudited pro forma condensed combined financial information does not purport to represent the results of operations or the financial position of Franklin Capital that would have resulted had the merger been consummated as of the date or for the period indicated. The historical financial information set forth below has been derived from, and is qualified by reference to, the financial statements of Franklin Capital and the financial statements of Change Technology and should be read in conjunction with those financial statements and notes thereto. The pro forma adjustments were determined in accordance with accounting principles generally accepted in the United States.

Change Technology Partners, Inc.

Pro Forma Condensed Consolidated Financial Information

(Unaudited)

Introduction

      In February 2001, Change Technology acquired from non-employee shareholders the remaining outstanding minority interest of its subsidiary, eHotHouse, for 2,155,519 shares of Change Technology’s common stock valued at $2,680,000 and approximately $218,000 in cash.

      In March 2001, Change Technology acquired Iguana Studios, Inc. (“Iguana”), a New York City-based interactive agency, for approximately $5,771,000, including $2,786,000 in cash, 2,700,000 shares of Change Technology’s common stock valued at approximately $1,990,000, and replacement options to purchase 1,681,888 shares of Change Technology common stock, which vested upon the change in control, valued at approximately $995,000.

      In June, 2001, Change Technology acquired Papke-Textor, Inc. d/b/a Canned Interactive (“Canned”) for approximately $1,100,000 in cash, including acquisition costs, and 6,436,552 shares of common stock valued at approximately $1,000,000.

      Beginning in July, 2001, in response to continued unfavorable market conditions for its services, Change Technology embarked on a review of all operations with the goal of formulating a course of action to minimize near-term losses, capital expenditures and reduce cash outflows. As an initial course of action, Change Technology terminated the employment of approximately 90% of its existing workforce. Change Technology did not terminate any employees of Canned.

      As a result of these terminations, coupled with historical, current, and projected operating and cash flow losses, Change Technology evaluated the recoverability of its intangible assets and goodwill recorded in connection with the acquisitions of InSys Technology LLC (“InSys”), RAND Interactive (“RAND”), eHotHouse and Iguana by comparison of the carrying value relative to future cash flows. As a result, Change Technology recorded impairment charges totaling $5,013,000. Also as a result of these actions, Change Technology incurred severance charges of $1,326,000.

      On November 2, 2001, Change Technology sold all issued and outstanding shares of its subsidiary RAND Interactive (“Rand”) to certain members of the Rand management team in exchange for 375,039 shares of Change Technology’s common stock, and a warrant to purchase such amount of shares of common stock that shall equal, at the time of exercise, 30% of the issued and outstanding shares of Rand common stock on a fully diluted basis. Such warrants have a stated exercise price of $1.00 in the aggregate, expire on November 3, 2013, and are contingently exercisable upon the occurrence of certain prospective events, as defined.

      On November 8, 2001, Change Technology sold a 51% voting interest in its subsidiary InSys Technology LLC to a certain member of the management team in exchange for $50 and concurrently forgave approximately $400,000 of advances to InSys.

      As of December 31, 2001 all employees of Iguana had been terminated, and the subsidiary’s operating activities had ceased.

      The following unaudited pro forma condensed consolidated financial information is presented to give effect to the acquisition of all of the outstanding stock of Canned, and Iguana, and the outstanding minority interest of eHotHouse, and the disposition of all of the outstanding stock of Rand, 51% of Change Technology’s membership interest in InSys, and the termination of all of the employees and cessation of operations of Iguana, (collectively, “the Transactions”).

      The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2001 gives pro forma effect to the Transactions as if the Transactions occurred on January 1, 2001. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2001 gives pro forma effect to the Transactions and related purchase accounting adjustments as if the Transactions had occurred on December 31, 2001. The pro forma adjustments relating to these Transactions are described in the notes to the pro forma condensed consolidated financial information.

      The unaudited pro forma condensed consolidated financial information does not purport to represent the results of operations or the financial position of Change Technology that would have resulted had the Transactions been consummated as of the date or for the period indicated. The historical financial information set forth below has been derived from, and is qualified by reference to, the financial statements of Change Technology and should be read in conjunction with those financial statements and notes thereto.

Change Technology Partners, Inc.

Pro Forma Condensed Consolidated Balance Sheet

December 31, 2001
(Unaudited)

			Change Technology
	Change Technology	Pro Forma	Partners, Inc.
	Partners, Inc.	Adjustments	Pro Forma

Assets
Cash and Cash Equivalents	$8,892,229	$	$8,892,229
Accounts Receivable, net of allowances	146,557	—	146,557
Unbilled Receivables	—	—	—
Related Party Receivables	204,132	—	204,132
Notes Receivables, Short-Term	2,393,205	—	2,393,205
Prepaid and other Current Assets	441,893	—	441,893

Total Current Assets	12,078,016	—	12,078,016
Notes Receivable, Long-Term	333,000		333,000
Investments in and loans to Unconsolidated Subs	720,030	—	720,030
Investments in warrant	—	—	—
Property and Equipment, net	785,790	—	785,790
Purchased intangibles assets and goodwill	1,568,195	—	1,568,195
Other Assets	666,911	—	666,911

Total Assets	$16,151,942	—	$16,151,942

Accounts Payable	$280,318	—	$280,318
Accrued Expenses	983,300	—	983,300
Deferred Revenues	3,500	—	3,500
Loan Payable	—	—	—
Capital Lease Obligation	91,672	—	91,672

Total Current Liabilities	1,358,790	—	1,358,790
Loan Payable, excluding current portion	—	—	—
Capital Lease Obligation, less current	124,173	—	124,173
Deferred Rent	8,924	—	8,924

Total Liabilities	1,491,887	—	1,491,887
Stockholders’ equity:
Preferred Stock	65	—	65
Common Stock	1,790,229	—	1,790,229
APIC	94,637,425	—	94,637,425
Deferred Compensation	(966,200)	—	(966,200)
Accumulated deficit	(80,801,464)	—	(80,801,464)

Total Stockholders’ Equity	14,660,055	—	14,660,055

Total Liabilities and Stockholders’ Equity	$16,151,942	—	$16,151,942

See accompanying Notes to Unaudited Condensed Consolidated Information.

Change Technology Partners, Inc.

Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2001
(Unaudited)

				Change Technology
				Partners, Inc.
	Change Technology	Pro Forma		Consolidated
	Partners, Inc.	Adjustments	Notes	Pro Forma

Revenues	$5,567,115	$(4,023,801)	(1)(3)	$1,543,314
Cost of Revenues	7,275,542	(5,224,445)	(1)(2)(3)	2,051,097

Gross Profit (Loss)	(1,708,427)	1,200,644		(507,783)
Operating Expenses:
SG&A, exclusive of equity based comp	13,738,173	(2,740,454)	(1)(3)	10,997,719
Equity Based Compensation	3,086,298	—		3,086,298
Loss on disposal of subsidiary	377,011	—		377,011
Impairment Losses	7,263,000	(877,000)	(3)	6,386,000
Severance Charges	1,326,000	—	(3)	1,326,000

Total Operating Expenses	25,790,482	(3,617,454)		22,173,028
Loss from Operations	(27,498,909)	4,818,098		(22,680,811)
Other Income:
Interest Income	845,064	2	(1)	845,066
Interest Expense	—	(16,541)	(3)	(16,541)
Equity in Losses of unconsolidated affiliate	(5,545,910)	(178,590)	(4)	(5,724,500)

Net Loss	$(32,199,755)	$4,622,969		$(27,576,786)

See accompanying Notes to Unaudited Condensed Consolidated Information.

Change Technology Partners, Inc.

Pro Forma Condensed Consolidated Financial Information

(Unaudited)

Notes to Pro Forma Condensed Consolidated Financial Information:

Pro Forma Condensed Consolidated Balance Sheet:

      No pro forma adjustments are required, as the transactions are fully reflected in the historical balance sheet.

Pro Forma Condensed Consolidated Income Statement

      1.     To record the operations of Canned for the period prior to the acquisition date of June 2001.

      2.     To record the amortization, for the period prior to the acquisition, of identified intangible assets recorded in connection with the acquisition of Canned.

      3.     To eliminate the current year operations of Rand, InSys, and Iguana, and amortization of the intangible assets recorded in connection with the acquisitions of these subsidiaries.

      4.     To eliminate impairment losses recorded relating to Rand and InSys intangible assets. Under the pro forma scenario, InSys and Rand are disposed of on January 1, 2001, prior to the third quarter impairment indicators.

      5.     To increase the impairment losses recorded in connection with Iguana intangibles, as such intangibles became impaired upon Iguana employee terminations, which occur under the pro forma scenario as of the date of Change Technology’s acquisition of Iguana. Had the impairment loss been measured as of that date, the loss would have been greater because the carrying value of the intangible assets would not have been net of amortization.

      6.     To record 49% of the current year results of operations of InSys, representing Change Technology’s proportionate share of InSys’ aggregate losses as if InSys had been an equity method investee for the full year.

Franklin Capital Corporation

Pro Forma Condensed Consolidated Financial Information

(Unaudited)

Introduction

      The following unaudited pro forma condensed consolidated financial information for Franklin Capital converts the financial statements of Franklin Capital, a business development Company regulated under the Investment Company Act of 1940 (a ”1940 Act Filer“), to those of a non 1940 Act Filer, including consolidation of the operations of Excelsior Radio Networks, Inc. (“Excelsior Radio”), a majority-owned subsidiary, from the date of its inception on August 28, 2001. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2001 gives pro forma effect to the conversion as of January 1, 2001. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2001 gives pro forma effect to the conversion as of December 31, 2001. The pro forma adjustments relating to the conversion are described in the notes to the pro forma condensed consolidated financial information.

      The unaudited pro forma condensed consolidated financial information does not purport to represent the results of operations or the financial position of Franklin Capital that would have resulted had the conversion been consummated as of the date or for the period indicated and does not purport to be indicative of the effects that may be expected to occur in the future. The historical financial information set forth below has been derived from, and is qualified by reference to, the financial statements of Franklin Capital and should be read in conjunction with those financial statements and notes thereto.

Franklin Capital Corporation

Pro Forma Condensed Consolidated Balance Sheet

December 31, 2001
(Unaudited)

	Franklin Capital	Excelsior Radio	Pro Forma		Pro Forma
	Corporation	Networks, Inc	Adjustments	Notes	Consolidated

ASSETS
Cash and Cash Equivalents	$279,728	$694,206	—		$973,934
Accounts Receivable, net of allowances	—	5,039,310	—		5,039,310
Prepaid and other Current Assets	—	69,763	—		69,763

Total Current Assets	279,728	5,803,279	—		6,083,007
Investments in and loans to Unconsolidated Subs	3,728,872	—	(2,325,000)	(1a)(1d)	1,403,872
Property and Equipment, net	—	418,659	—		418,659
Purchased intangibles assets and goodwill	—	5,146,607	—		5,146,607
Other Assets	90,266	26,715	—		116,981

Total Assets	$4,098,866	$11,395,260	$(2,325,000)		$13,169,126

Accounts Payable	$177,121	$471,062	$—		$648,183
Producer Payables	—	3,363,289	—		3,363,289
Accrued Expenses	—	575,394	—		575,394
Loan Payable	1,000,000	925,000	(75,000)	(1a)	1,850,000
Current portion of Long Term Debt	—	2,172,460	—		2,172,460

Total Current Liabilities	1,177,121	7,507,205	(75,000)		8,609,326
Minority Interest	—	—	238,805	(1b)	238,805
Preferred Stock of Subsidiary	—		1,500,000	(1c)	1,500,000

Total Liabilities	1,177,121	7,507,205	1,663,805		10,348,131
Stockholders’ equity:
Preferred Stock	16,450	15,000	(15,000)	(1c)	16,450
Common Stock	1,074,700	25,000	(25,000)	(1b)(1d)	1,074,700
Treasury Stock	431,188	—	—		431,188
APIC	7,752,254	4,014,821	(3,965,482)	(1b)(1c)(1d)	7,801,593
Comprehensive Income	(182,233)	—	—		(182,233)
Accumulated deficit	(6,170,614)	(166,766)	16,677	(1b)	(6,320,703)

Total Stockholders’ Equity	2,921,745	3,888,055	(3,988,805)		2,820,995

Total Liabilities and Stockholders’ Equity	$4,098,866	$11,395,260	$(2,325,000)		$13,169,126

See accompanying Notes to Unaudited Condensed Consolidated Information.

Franklin Capital Corporation

Pro Forma Condensed Consolidated Income Statement of Operations

Year Ended December 31, 2001
(Unaudited)

	Franklin Capital	Excelsior Radio
	Corporation	Networks
	12 Months	Period from August			Franklin Capital
	Ended	28, 2001 (Inception)			Corporation
	December 31,	Through December 31,	Pro Forma		Pro Forma
	2001	2001	Adjustments	Notes	Consolidated

Revenues	$120,000	$6,528,497	$(120,000)	(1a)	$6,528,497
Cost of Revenues	—	4,322,910	—		4,322,910

Gross Profit (Loss)	120,000	2,205,587	(120,000)		2,205,587

Operating Expenses:
SG&A, exclusive of equity based comp	1,579,382	2,199,988	(120,000)	(1a)	3,659,370

Total Operating Expenses	1,579,382	2,199,988	(120,000)		3,659,370

Income (Loss) from Operations	(1,459,382)	5,599	—		(1,453,783)

Minority Interest			16,677	(1b)	16,677

Other Income:
Interest and dividend income	72,697	—	—		72,697
Interest and dividend expense	—	(133,937)	(38,428)	(1c)	(172,365)
Realized gains (losses) on trading securities	520,455	—	—		520,455
Unrealized gains (losses) on trading securities	(1,553,756)	—	1,553,756	(2)	—

Net Loss before (benefit) provision for taxes	(2,419,986)	(128,338)	1,532,005		(1,016,319)
Benefit provision for current income taxes	1,676	—			1,676

Net Loss	(2,418,310)	(128,338)	1,532,005		(1,014,643)

Preferred Stock Dividends	(115,150)	(38,428)	38,428		(115,150)

Net Loss attributable to Common Stock:	$(2,533,460)	$(166,766)	$1,570,433		$(1,129,793)

See accompanying Notes to Unaudited Condensed Consolidated Information.

Franklin Capital Corporation

Pro Forma Condensed Consolidated Financial Information

(Unaudited)

Notes to Pro Forma Condensed Consolidated Financial Information:

Pro Forma Combined Balance Sheet and Pro Forma Combined Income Statement

      1) To consolidate the items of Excelsior Radio, including:

a. Elimination of intercompany transactions, consisting of a management fee charged by Franklin Capital to Excelsior Radio in the amount of $120,000 and a promissory note issued by Excelsior Radio to Franklin Capital in the amount of $75,000;

b. Reclassification of Excelsior Radio common stock held by Change Technology, and the related proportionate share of equity transactions, from equity to minority interest;

c. Reclassification of Excelsior Radio preferred stock and preferred stock dividend held by a third party;

d. Elimination of Excelsior Radio’s common stock held by Franklin Capital.

      2) Adjustment to remove the effect of unrealized gains and losses in trading securities while operating as an investment company. The effect of unrealized gains and losses is included in other comprehensive income.

      No adjustments are required to the carrying value, or method of accounting for, other investments held by Franklin Capital as all such investments are properly reported at fair value in the historical financial statements of Franklin Capital.

Franklin Capital Corporation

Pro Forma Condensed Consolidated Financial Information

(Unaudited)

Introduction

      On April 3, 2002 Franklin Capital Corporation consummated an asset acquisition whereby Excelsior Radio Networks, Inc., a majority owned subsidiary of Franklin Capital, acquired certain intangible assets of Dial Communications Group, Inc. and Dial Communications Group LLC (together, the “Dial Assets”) in exchange for an aggregate cash purchase price between $8,880,000 and $13,557,500. The initial consideration consisted of $6,500,000 in cash and a three-year promissory note bearing interest at 4.5% in the aggregate principal amount of $460,000. In addition, the acquisition agreement provides for the minimum payment of $1,920,000 of additional consideration, which is subject to increase to a maximum amount of $6,597,500, based upon the attainment of certain revenue earnings and objectives in 2002 and 2003. The additional consideration will be comprised of cash and two additional promissory notes bearing interest at 4.5% each with an initial aggregate minimum principal amount of $460,000 that is subject to increase upon the attainment of such revenue and earnings objectives. Each of the promissory notes issued in consideration of the acquisition of the Dial Assets is convertible into shares of Franklin Capital’s common stock at a premium of 115% to 120% of the average closing prices of Franklin Capital’s common stock during a specified pre and post closing measurement period. In addition, Dial Communications Group, Inc. agreed to provide $500,000 of cash, as working capital, to be repaid on April 1, 2003.

      Concurrent with the acquisition of the Dial Assets, Excelsior Radio issued promissory notes to its minority shareholder Change Technology and to its preferred shareholder, totaling $7,000,000, the proceeds of which were used to finance the acquisition of the Dial Assets.

      The following unaudited pro forma condensed consolidated financial information for Franklin Capital gives effect to the acquisition of the Dial Assets and issuance of the notes. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2001 give pro forma effect to the acquisition of the Dial Assets and issuance of the Notes as if the acquisition of the Dial Assets had occurred, and the notes had been issued, on January 1, 2001. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2001 gives pro forma effect to the acquisition of the Dial Assets and related purchase accounting adjustments as if the acquisition of the Dial Assets had occurred, and the notes had been issued on December 31, 2001. The pro forma adjustments relating to the acquisition of the Dial Assets and notes are described in the notes to the pro forma condensed combined financial information.

      The unaudited pro forma condensed consolidated financial information does not purport to represent the results of operations or the financial position of Franklin Capital that would have resulted had the acquisition of the Dial Assets been consummated as of the date or for the period indicated, and does not purport to be indicative of the effects that may be expected to occur in the future. The historical financial information set forth below has been derived from, and is qualified by reference to, the financial statements of Franklin Capital Corporation should be read in conjunction with those financial statements and notes thereto. The pro forma adjustments were determined in accordance with accounting principles generally accepted in the United States.

Franklin Capital Corporation

Pro Forma Condensed Consolidated Balance Sheet

December 31, 2001
(Unaudited)

	Franklin Capital			Franklin Capital
	Corporation			Corporation
	Consolidated	Pro Forma		Consolidated
	Pro Forma	Adjustments	Notes	Pro Forma

Assets
Cash and Cash Equivalents	$973,934	$500,000	(2a)(2b)	$1,473,934
Marketable Securities	—	—		—
Accounts Receivable, net of allowances	5,039,310	—		5,039,310
Prepaid and other Current Assets	69,763	—		69,763

Total Current Assets	6,083,007	500,000		6,583,007

Investments in and loans to Unconsolidated Subsidiaries	1,403,872	—		1,403,872
Property and Equipment, net	418,659	—		418,659
Purchased intangibles assets and goodwill	5,146,607	9,380,000	(2b)	14,526,607
Other Assets	116,981	—		116,981

Total Assets	$13,169,126	$9,880,000		$23,049,126

Accounts Payable	$648,183	$—		$648,183
Producer Payables	3,363,289	—		3,363,289
Accrued Expenses	575,394	—		575,394
Loan Payable	1,850,000	960,000	(1)(2b)	2,810,000
Current portion of Long Term Debt	2,172,460	—		2,172,460

Total Current Liabilities	8,609,326	960,000		9,569,326

Loan Payable, excluding current portion	—	8,920,000	(2a)(2b)	8,920,000
Minority Interest	238,805	—		238,805
Preferred Stock of Subsidiary	1,500,000	—		1,500,000

Total Liabilities	10,348,131	9,880,000		20,228,131

Stockholders’ equity:
Preferred Stock	16,450	—		16,450
Common Stock	1,074,700	—		1,074,700
Treasury Stock	431,188	—		431,188
APIC	7,801,593	—		7,801,593
Comprehensive Income	(182,233)	—		(182,233)
Accumulated deficit	(6,320,703)	—		(6,320,703)

Total Stockholders’ Equity	2,820,995	—		2,820,995

Total Liabilities and Stockholders’ Equity	$13,169,126	$9,880,000		$23,049,126

See accompanying Notes to Unaudited Condensed Consolidated Information.

Franklin Capital Corporation

Pro Forma Condensed Consolidated Income Statement of Operations

Year Ended December 31, 2001
(Unaudited)

					Franklin Capital
	Franklin Capital				Corporation
	Corporation	Dial	Pro Forma		Pro Forma
	Consolidated	Communications	Adjustments	Notes	Consolidated

Revenues	$6,528,497	$4,405,558	$		$10,934,055
Cost of Revenues	4,322,910	—			4,322,910

Gross Profit (Loss)	2,205,587	4,405,558			6,611,145

Operating Expenses:
SG&A, exclusive of equity based compensation	3,659,370	3,350,149			7,009,519
Total Operating Expenses	3,659,370	3,350,149	—		7,009,519

Income (Loss) from Operations	(1,453,783)	1,055,409			(398,374)

Minority Interest	16,677		(8,941)	(3)	7,736

Other Income:
Interest Income	72,697	—			72,697
Interest and dividend Expense	(172,365)	—	(900,000)	(4)	(1,072,365)
Realized gains (losses) on trading securities	520,455	—			520,455

Net Loss before (benefit) provision for taxes	(1,016,319)	1,055,409	(908,941)		(869,851)

Benefit (provision) for current income taxes	1,676	(66,000)	—		(64,324)

Net Loss	(1,014,643)	989,409	(908,941)		(934,175)

Preferred Stock Dividends	(115,150)	—	—		(115,150)

Net Loss attributable to Common Stockholders:	$(1,129,793)	$989,409	$(908,941)		$(1,049,325)

See accompanying Notes to Unaudited Condensed Consolidated Information.

Franklin Capital Corporation

Pro Forma Condensed Consolidated Financial Information

(Unaudited)

Notes to Pro Forma Condensed Consolidated Financial Information:

Pro Forma Condensed Combined Balance Sheet

      1.     Franklin acquired the operations of the Dial assets exclusive of certain assets and liabilities.

      2.     Adjustments to record the purchase of the Dial assets by Franklin Capital are as follows:

a. Adjustment to record promissory notes issued by Excelsior Radio to its minority shareholder Change Technology and to its preferred shareholder, totaling $7,000,000, and to Dial, totaling $500,000 for working capital;

b. Adjustment to intangible assets and goodwill to reflect the fair value of the assets acquired:

Cash due at closing, and transaction costs	$7,000,000
Promissory notes issued in acquisition	2,380,000

Purchase price	9,380,000
Fair value of net tangible assets acquired	0
Goodwill and intangible assets	$9,380,000

c. Adjustment to reflect the promissory notes issued to shareholders of the Dial in connection with the acquisition;

Pro Forma Condensed Consolidated Income Statement

      3.     Adjustment of Change’s minority interest.

      4.     Adjustment to record interest expense for promissory notes issued by Excelsior.

Franklin Capital Corporation

Pro Forma Condensed Combined Financial Information

(Unaudited)

Introduction

      On December 4, 2001, Change Technology and Franklin Capital entered into a definitive agreement and plan of merger pursuant to which Change Technology will be merged with and into Franklin Capital (the “Merger”). Under the terms of the merger agreement, Change Technology common stockholders will receive one share of Franklin Capital for each 40.985 shares of Change Technology common stock that they own. Change Technology Series A preferred stockholders will receive one share of Franklin Capital Series B preferred stock for each share of Change Technology Series A preferred stock they own. As a result of the merger, Franklin Capital will issue approximately 4,442,000 shares of its common stock and 645 shares of its Series B preferred stock to Change Technology stockholders.

      Upon closing of the transaction, Change Technology stockholders will own approximately 80% of Franklin Capital common stock with the balance being held by Franklin Capital’s current stockholders. The boards of both companies have approved the transaction, subject to stockholder approval by both Franklin Capital and Change Technology common and preferred stockholders and the satisfaction or waiver of conditions to the merger.

      Upon closing of the transaction, Change Technology stockholders will own approximately 80% of Franklin Capital common stock, with the balance being held by Franklin Capital’s current stockholders. In accordance with accounting principles generally accepted in the United States, Change Technology was deemed to be the accounting acquiror based on the relative post merger voting interest and Board representation, as well as the market capitalization of the predecessors immediately prior to initiation of the merger. Therefore, the acquisition will be accounted for by Change Technology using the purchase method of accounting, although Franklin Capital remains the surviving legal entity and the registrant for SEC reporting purposes. Change Technology will allocate the estimated purchase price to the net tangible and amortizable intangible assets acquired, and intangible assets with indefinite lives, based on their respective fair values at the date of the completion of the merger. Any excess of the estimated purchase price over those fair values will be accounted for as goodwill.

      The following unaudited pro forma condensed combined financial information for Franklin Capital gives effect to the merger by including the pro forma condensed consolidated financial information for Change Technology, as the accounting acquiror, and reflecting the acquisition of Franklin Capital under the purchase method of accounting. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2001 give pro forma effect to the merger as if the merger had occurred on January 1, 2001. The unaudited pro forma condensed combined balance sheet as of December 31, 2001 gives pro forma effect to the merger and related purchase accounting adjustments as if the merger had occurred on December 31, 2001. The pro forma adjustments relating to the merger are described in the notes to the pro forma condensed combined financial information.

      The unaudited pro forma condensed combined financial information does not purport to represent the results of operations or the financial position of Franklin Capital that would have resulted had the merger been consummated as of the date or for the period indicated, and does not purport to be indicative of the effects that may be expected to occur in the future. The historical financial information set forth below has been derived from, and is qualified by reference to, the financial statements of Change Technology Partners, Inc. and the financial statements of Franklin Capital Corporation and should be read in conjunction with those financial statements and notes thereto. The pro forma adjustments have been prepared in accordance with accounting principles generally accepted in the United States.

Franklin Capital Corporation

Pro Forma Condensed Combined Balance Sheet

December 31, 2001
(Unaudited)

	Change	Franklin			Franklin
	Technology	Capital			Capital
	Partners,	Corporation			Corporation
	Inc.	Pro Forma	Pro Forma		Combined
	Pro Forma	Combined	Adjustments	Notes	Pro Forma

Assets
Cash and Cash Equivalents	$8,892,229	$1,473,934	$(5,108,200)	(1a)(3)	$5,257,963
Accounts Receivable, net of allowances	146,557	5,039,310	—		5,185,867
Unbilled Receivables	—	—	—		—
Related Party Receivables	204,132	—	—		204,132
Notes Receivables, Short-Term	2,393,205	—	(2,172,460)	(2)	220,745
Prepaid and other Current Assets	441,893	69,763	—		511,656

Total Current Assets	12,078,016	6,583,007	(7,280,660)		11,380,363

Notes Receivable, Long-Term	333,000	—	—		333,000
Investments in and loans to Unconsolidated Subsidiaries	720,030	1,403,872	(286,484)	(4)	1,837,418
Property and Equipment, net	785,790	418,659	(14,219)	(1b)	1,190,230
Purchased intangibles assets and goodwill	1,568,195	14,526,607	(493,359)	(1b)	15,601,443
Other Assets	666,911	116,981	(112,000)	(2)	671,892

Total Assets	$16,151,942	$23,049,126	$(8,186,722)		$31,014,346

Accounts Payable	280,318	648,183	—		928,501
Producer Payables		3,363,289		—	3,363,289
Accrued Expenses	983,300	575,394	—		1,558,694
Deferred Revenues	3,500	—	—		3,500
Loan Payable	—	2,810,000	—		2,810,000
Current portion of Long Term Debt	—	2,172,460	(2,172,460)	(2)	—
Capital Lease Obligation	91,672	—	—		91,672

Total Current Liabilities	1,358,790	9,569,326	(2,172,460)		8,755,656

Loan Payable, excluding current portion	—	8,920,000	(4,708,200)	(3)	4,211,800
Capital Lease Obligation, less current	124,173	—	—		124,173
Deferred Rent	8,924	—	—		8,924
Minority Interest	—	238,805	(238,805)	(4)	—
Preferred Stock of Subsidiary		1,500,000		—	1,500,000

Total Liabilities	1,491,887	20,228,131	(7,119,465)		14,600,553

Stockholders’ equity:
Preferred Stock	65	16,450	—		16,515
Common Stock	1,790,229	1,074,700	2,577,781	(1c)(1d)	5,442,710
APIC	94,637,425	7,801,593	(9,716,786)	(1c)(1d)(2)	92,722,232
Treasury Stock	—	431,188	(431,188)	(1c)	—
Deferred Compensation	(966,200)	—	—		(966,200)
Unrealized Appreciation of Investments	—	(182,233)	182,233	(1c)	—
Accumulated deficit	(80,801,464)	(6,320,703)	6,320,703	(1c)	(80,801,464)

Total Stockholders’ Equity	14,660,055	2,820,995	(1,067,257)		16,413,793

Total Liabilities and Stockholders’ Equity	$16,151,942	$23,049,126	$(8,186,722)		$31,014,346

See accompanying Notes to Unaudited Condensed Consolidated Information.

Franklin Capital Corporation

Pro Forma Condensed Combined Income Statement

For Year Ended December 31, 2001
(Unaudited)

		Franklin			Franklin
	Change	Capital			Capital
	Technology	Corporation			Corporation
	Partners, Inc.	Pro Forma	Pro Forma		Pro Forma
	Pro Forma	Combined	Adjustments	Notes	Combined

Revenues	$1,543,314	$10,934,055	$		$12,477,369
Cost of Revenues	2,051,097	4,322,910			6,374,007

Gross Profit (Loss)	(507,783)	6,611,145	—		6,103,362

Operating Expenses:
Selling, general and administrative expenses	10,997,719	7,009,519			18,007,238
Equity Based Compensation	3,086,298	—			3,086,298
Loss on disposal of Subsidiaries	377,011	—			377,011
Impairment Losses	6,386,000	—			6,386,000
Severance	1,326,000	—			1,326,000

Total Operating Expenses	22,173,028	7,009,519	—		29,182,547

Income (Loss) from Operations	(22,680,811)	(398,374)	—		(23,079,185)

Minority Interest		7,736	(7,736)	(4)	—

Other Income:
Interest Income	845,066	72,697	(36,000)	(5)	881,763
Interest Expense	(16,541)	(1,072,365)	601,000	(5)	(487,906)
Realized gains (losses) on trading securities	—	520,455			520,455
Unrealized gains (losses) on trading securities	—	—			—
Equity in Losses of unconsolidated affiliate	(5,724,500)	—			(5,724,500)

Net Loss before (benefit) provision for taxes	(27,576,786)	(869,851)	557,264		(27,889,373)

Benefit (provision) for current income taxes	—	(64,324)			(64,324)

Net Loss	(27,576,786)	(934,175)	557,264		(27,953,697)

Preferred Stock Dividends	—	(115,150)			(115,150)

Net Loss attributable to Common Stock	$(27,576,786)	$(1,049,325)	$557,264		$(28,068,847)

See accompanying notes to unaudited condensed consolidated information.

Franklin Capital Corporation

Pro Forma Condensed Combined Financial Information

(Unaudited)

Notes to Pro Forma Condensed Combined Financial Information:

Pro Forma Condensed Combined Balance Sheet

      1. Adjustments to record the purchase of Franklin Capital’s assets and assumption of liabilities by Change are as follows:

a. Adjustment to cash for estimated transaction costs of $400,000

b. Adjustment to the carrying value of certain long lived assets to reflect the excess of the fair value of the net assets acquired over the purchase price, calculated as follows:

Transaction costs	$400,000
Value of stock portion of purchase price	1,865,738

Purchase price	2,265,738
Estimated fair value of net tangible liabilities to be acquired	(11,705,612)

Excess of purchase price over net tangible liabilities acquired	13,971,350
Estimated fair value of net intangible assets acquired	14,526,607

Excess over purchase price	(555,257)
Amount applied proportionately to reduce carrying value of investments in unconsolidated subsidiaries	(47,679)
Amount applied proportionately to reduce carrying value of property and equipment	(14,219)
Amount applied proportionately to reduce carrying value of intangible assets	(493,359)

Remaining excess over purchase price	$—

The process to estimate the fair value of the tangible and intangible assets acquired and liabilities assumed, and determination of estimated useful lives of amortizable intangible assets acquired, has not been completed. The final allocation of purchase price to assets assumed, liabilities acquired, and to goodwill, could differ materially from the results shown above.

c. Adjustment to reflect the elimination of all of Franklin Capital’s pro forma combined stockholders’ equity balances.

d. Adjustment to reflect the proposed 40.985:1 conversion of Change’s common stock into Franklin’s common stock resulting in the issuance of 4,368,010 shares of common stock.

      2. To eliminate Change’s notes receivable, related discount accretion, and warrant from Excelsior Radio, a majority owned subsidiary of Franklin Capital.

      On August 28, 2001, Change Technology purchased the promissory note and a warrant from Excelsior Radio for $2,250,000. The warrant to purchase 482,955 shares of Excelsior common stock at an exercise price of $1.125 per share had an allocated fair value of approximately $112,000. The warrant was included in other assets in the

Balance Sheet of Change Technology at December 31, 2001. The allocated fair value of the note receivable, totaling $2,138,000 was included in notes receivable in the Balance Sheet of Change Technology at December 31, 2001. Also included in notes receivable was the periodic accretion of the note discount, totaling $36,000 for the year ended December 31, 2001, which was included in interest income in Change Technology’s Statement of Operations. As Excelsior Radio is a consolidated subsidiary of Franklin Capital, these transactions will be eliminated upon consolidation of Franklin Capital with Change Technology.

      3. To eliminate that portion of the Excelsior Radio promissory notes payable and interest expense to Change Technology, issued in connection with the acquisition of the Dial Assets, which was included in the pro forma condensed consolidated financial information of Franklin Capital.

      On April 3, 2002, Franklin consummated a transaction whereby Excelsior Radio acquired certain assets from Dial Communications Group LLC (“Dial”). Concurrent with the acquisition of Dial Assets, Excelsior Radio issued promissory notes to Change Technology and its preferred shareholder totaling $7,000,000. The proceeds of the notes were used by Excelsior Radio to finance the acquisition of the Dial Assets. This transaction has been reflected in the pro forma condensed consolidated financial information of Franklin Capital. As Excelsior Radio is reflected as a consolidated subsidiary of Franklin Capital, the balance of the notes that is due to Change Technology, totaling $4,708,200, will eliminate upon consolidation of Franklin Capital with Change Technology.

      4. To eliminate Change Technology’s minority interest in Excelsior Radio. On December 4, 2001, Change Technology purchased from Franklin Capital 250,000 shares of common stock of Excelsior Radio, an approximate 10% equity interest, for $250,000. As Excelsior Radio is a consolidated subsidiary of Franklin Capital, this transaction will eliminate upon consolidation of Franklin Capital with Change Technology.

Pro Forma Condensed Combined Income Statement

      5. Adjustment to eliminate interest recorded by Change Technology and Excelsior Radio in relation to the promissory note of Excelsior Radio held by Change.

EQUIVALENT PER SHARE DATA

      The following table sets forth certain data concerning the historical book value per share, cash dividends declared per share and income per share from continuing operations for Franklin Capital and Change Technology, respectively.

Fiscal Year Ended
December 31, 2001

Book Value Per Common Share
Franklin Capital	$1.19
Change Technology	$0.08
Pro forma	$2.71
Cash Dividends Declared Per Common Share
Franklin Capital	$—
Change Technology	$—
Pro forma	$—
Loss Per Common Share— Diluted
Franklin Capital	$(2.34)
Change Technology	$(0.23)
Pro forma	$(6.30)

THE FRANKLIN CAPITAL SPECIAL MEETING

Purpose of the Franklin Capital Special Meeting

      At the Franklin Capital special meeting, holders of Franklin Capital common and Series A preferred stock will consider and vote:

•	to approve the withdrawal of Franklin Capital’s election to be regulated as a business development company under the 1940 Act;

•	to approve and adopt the merger agreement and the transactions contemplated thereby, including the merger of Change Technology with and into Franklin Capital;

•	to approve and adopt an amendment to the certificate of incorporation of Franklin Capital to increase the number of shares authorized from 10,000,000 to 31,000,000;

•	to approve amendments to the Stock Incentive Plan, including an increase in the number of shares available under the Stock Incentive Plan from 67,500 to 1,000,000; and

•	for Franklin Capital Series A preferred stockholders only, to vote to elect Spencer L. Brown as a preferred stock director of Franklin Capital.

      None of the proposals is contingent upon the passage of any other proposal.

      The Franklin Capital board of directors has unanimously approved the merger agreement, the merger and the other proposals and recommends a vote “for” approval and adoption of the merger and the other proposals to be presented at the annual meeting.

Voting Information

      This joint proxy statement/ prospectus is being furnished in connection with the solicitation of proxies by the Franklin Capital board of directors for the Franklin Capital special meeting. The cost of the solicitation of proxies will be borne by Franklin Capital. Franklin Capital will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy materials to, and obtaining information from, persons for whom they hold stock of Franklin Capital. Franklin Capital expects the solicitation of proxies will be primarily by mail, but directors, officers and other employees of Franklin Capital may also solicit in person or by telephone.

      Only common and Series A preferred stockholders of record at the close of business on              , 2002 will be entitled to vote at the Franklin Capital special meeting. The total number of shares of stock outstanding and entitled to vote at the meeting as of the record date was           shares of Franklin Capital common stock and  shares of Series A preferred stock. Each share of Franklin Capital common stock and Series A preferred stock is entitled to one vote.

      If the accompanying proxy is executed and returned in time for the Franklin Capital special meeting, your Franklin Capital shares will be voted in accordance with the instructions. Any proxy may be revoked at any time before it is voted by written notice, mailed or delivered to the Secretary of Franklin Capital, or by revocation of a written proxy by request in person at the Franklin Capital special meeting; but if not so revoked, the shares represented by such proxy will be voted in the manner directed by the stockholder. If no direction is made, proxies received from stockholders will be voted “for” the merger and other proposals set forth in the notice of the special meeting.

Stockholder and Board Approvals

      The merger and other proposals are being submitted at the Franklin Capital special meeting for approval by the common and Series A preferred stockholders of Franklin Capital. The approval of a majority of the outstanding common and Series A preferred shares of Franklin Capital voting together as a single class is required for the approval of the merger proposal. The amendment to the certificate of incorporation requires the affirmative vote of a majority of Franklin Capital’s common and Series A preferred shares, voting separately, and the amendments to the Stock Incentive Plan requires the affirmative vote of a majority of Franklin Capital’s common and Series A preferred shares voting together as a single class. The withdrawal of Franklin Capital’s election to be regulated as a business development company requires approval by a majority as defined in the 1940 Act. Abstentions will have the same effect as casting a vote “against” the merger proposal and the other proposals. The vote of the stockholders of Change Technology is also being solicited because their approval or consent is also required for the merger and related transactions to be consummated.

Beneficial Ownership of Franklin Capital

      The following tables set forth certain information with respect to beneficial ownership (as that term is defined in the rules and regulations of the Commission) of Franklin Capital’s stock as of April 16, 2002, by 1) each person who is known by Franklin Capital to be the beneficial owner of more than five percent of the outstanding stock, 2) each director of Franklin Capital, 3) each current executive officer listed in the Summary Compensation Table and 4) all directors and executive officers of Franklin Capital as a group. Except as otherwise indicated, to Franklin Capital’s knowledge, all shares are beneficially owned and investment and voting power is held as stated by the persons named as owners. The address for all beneficial owners, unless stated otherwise below is c/o Franklin Capital Corporation 450 Park Avenue, Suite 1000, New York, NY 10022.

Common Stock

Name and Address of	Amount and Nature of		Percent	Percent of Class
Beneficial Owner	Beneficial Ownership		of Class	After Merger

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102	211,557		19.7%	3.9%
Stephen L. Brown	143,291	(1)	13.4%	2.6%
Peter D. Gottlieb	77,400	(2)	7.0%	1.4%
Irving Levine	46,375	(3)	4.2%	*
Spencer L. Brown	33,244	(4)	3.1%	*
Hiram M. Lazar	9,085	(5)	*	*
Michael P. Rolnick	7,250	(6)	*	*
David T. Lender	300		*	*
All officers and directors as a group (7 persons)	316,945		27.4%	5.7%

 *  Less than 1.0%.

(1)	Does not include 7,535 shares owned by Mr. Brown’s children and does not include 33,244 shares owned by Spencer L. Brown, who is also his son. See (4) below. Mr. Brown disclaims beneficial ownership of such shares.

(2)	Includes preferred stock held which is convertible into 3,750 shares of common stock. Also includes 38,900 shares of common stock and preferred stock which is convertible into 30,000 shares of common stock owned by Kuby Gottlieb Special Value Fund (KGSV) and 3,750 shares of common stock owned by Kuby Gottlieb Investments (KGI). Mr. Gottlieb may be deemed to be a controlling person of KGSV and KGI due to his position as portfolio manager. Therefore, Mr. Gottlieb may be deemed to be a beneficial owner of all shares owned by KGSV and KGI.

(3)	Includes options for 2,500 shares exercisable on February 14, 2000, options for 625 shares exercisable on June 7, 2000, options for 2,500 shares exercisable on February 14, 2001 and options for 625 shares exercisable on June 7, 2001. Also includes preferred stock which is convertible into 35,625 shares of common stock owned by Copley Fund, Inc. (Copley). Mr. Levine may be deemed to be a controlling person of Copley due to his position as Chairman and Chief Executive Officer. Therefore, Mr. Levine may be deemed to be a beneficial owner of all shares owned by Copley.

(4)	Includes preferred stock held which is convertible into 1,875 shares of common stock.

(5)	Includes options for 937 shares exercisable on March 1, 2000, and options for 938 shares exercisable on March 1, 2001. Also includes preferred stock held which is convertible into 750 shares of common stock.

(6)	Includes options for 2,500 shares exercisable on February 14, 2000, options for 625 shares exercisable on June 7, 2000, options for 2,500 shares exercisable on February 14, 2001 and options for 625 shares exercisable on June 7, 2001.

Preferred Stock

Name and Address of	Amount and Nature of		Percent
Beneficial Owner	Beneficial Ownership		of Class

Irving Levine	4,750	(1)	28.9%
Peter D. Gottlieb	4,500	(2)	27.4%
Mark Rattner	2,000	(3)	12.2%
c/o Professional Indemnity
37 Radio Circle Drive
Mount Kisco, NY 10549
Gerry M. Ritterman	1,500		9.1%
47 Lawrence Farms Crossways
Chappaqua, NY 10514
Spencer L. Brown	250		1.5%
Hiram M. Lazar	100		*
Stephen L. Brown	—		*
David T. Lender	—		*
Michael P. Rolnick	—		*
All officers and directors as a group (7 persons)	9,600		58.4%

 *  Less than 1.0%.

(1)	Preferred stock owned by Copley Fund, Inc. (Copley). Mr. Levine may be deemed to be a controlling person of Copley due to his position as Chairman and Chief Executive Officer. Therefore, Mr. Levine may be deemed to be a beneficial owner of all shares owned by Copley.

(2)	Includes 4,000 shares of preferred stock owned by Kuby Gottlieb Special Value Fund (KGSV). Mr. Gottlieb may be deemed to be a controlling person of KGSV due to his position as portfolio manager. Therefore, Mr. Gottlieb may be deemed to be a beneficial owner of all shares owned by KGSV.

(3)	Includes 1,000 shares of preferred stock owned by Marshall Rattner, Inc. (MRI). Mr. Rattner may be deemed to be a controlling person of MRI due to his position as Chief Executive Officer. Therefore, Mr. Rattner may be deemed to be a beneficial owner of all shares owned by MRI.

Comparative Per Share Price

      Franklin Capital’s common stock is traded on the American Stock Exchange under the symbol “FKL.” The following table lists the high and low closing sales prices for Franklin Capital common stock. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions. On April 22, 2002, the last reported closing sale price of the common stock was $3.90 per share. The public announcement of the merger agreement occurred on December 4, 2001.

	Closing Sale Price(1)

	Low	High

Year ended December 31, 2000
First Quarter	$6.833	$31.000
Second Quarter	7.333	21.000
Third Quarter	8.250	9.500
Fourth Quarter	7.500	8.750
Year ended December 31, 2001
First Quarter	$5.875	$8.125
Second Quarter	4.875	5.750
Third Quarter	4.650	5.050
Fourth Quarter	4.090	4.870
Year ending December 31, 2002
First Quarter	$3.76	$4.20
Second Quarter (through April 22, 2002)	3.85	4.02

(1)	The sales prices reflect a 3 for 2 stock split in June 2000.

Quorum and Adjournments

      Under Delaware law, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of Franklin Capital common stock and Series A preferred stock taken together as a single class. Votes cast by proxy or in person at the Franklin Capital special meeting will be tabulated by the inspector of election appointed for the meeting who will determine whether or not a quorum is present. Proxies properly executed and marked with a negative vote or an abstention, or broker non-votes, will be considered to be present at the Franklin Capital special meeting for the purposes of determining the existence of a quorum for the transaction of business. Broker non-votes exist where a broker proxy indicates that the broker is not authorized to vote on a particular proposal.

      The stockholders will also be asked to consider and vote on a proposal to grant discretionary authority to vote in favor of an adjournment of the meeting, if necessary.

      Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting. Franklin Capital does not currently intend to seek an adjournment of the meeting. Abstentions and broker non-votes will be treated for purposes of the adjournment as votes “against” the adjournment.

THE CHANGE TECHNOLOGY ANNUAL MEETING

Purpose of the Change Technology Annual Meeting

      At the Change Technology annual meeting, holders of Change Technology common and Series A preferred stock will be asked to consider and vote:

•	to approve and adopt the merger agreement and the transactions contemplated thereby, including the merger of Change Technology with and into Franklin Capital;

•	to approve and ratify the grant to William Avery of an option to purchase 6,000,000 shares of Change Technology common stock pursuant to a Stock Option Agreement dated September 21, 2001 between Change Technology and William Avery; and

•	to elect five (5) directors to serve on Change Technology’s board of directors.

      None of the proposals is contingent upon the passage of any other proposal.

      The Change Technology board of directors has unanimously approved the merger agreement, the merger and the other proposals and recommends a vote “for” approval and adoption of the merger and other proposals.

Voting Information

      This joint proxy statement/ prospectus is being furnished in connection with the solicitation of proxies by the Change Technology board of directors for the Change Technology annual meeting. The cost of the solicitation of proxies will be borne by

Change Technology. Change Technology will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy materials to, and obtaining information from, persons for whom they hold stock of Change Technology. Change Technology expects the solicitation of proxies will be primarily by mail, but directors, officers and other employees of Change Technology may also solicit in person or by telephone. Only common and Series A preferred stockholders of record at the close of business on                , 2002 will be entitled to vote at the Change Technology annual meeting. The total number of common shares of stock outstanding and entitled to vote at the meeting as of the record date was  shares of Change Technology common stock. Each share of Change Technology common stock is entitled to one vote. The total number of shares of Change Technology Series A preferred stock outstanding and entitled to vote at the meeting as of the record date was 645 shares of Series A preferred stock. Each share of Change Technology Series A preferred stock is entitled to one vote.

      If the accompanying proxy is executed and returned in time for the Change Technology annual meeting, Change Technology shares will be voted in accordance with the instructions. Any proxy may be revoked at any time before it is voted by written notice, mailed or delivered to the Secretary of Change Technology or by revocation of a written proxy by request in person at the Change Technology annual meeting; but if not so revoked, the shares represented by such proxy will be voted in the manner directed by the stockholder. If no direction is made, proxies received from stockholders will be voted “for” the merger and other proposals set forth in the notice of the annual meeting.

Stockholder and Board Approvals

      The merger and other proposals are being submitted at the Change Technology annual meeting for approval by the common and Series A preferred stockholders of Change Technology. The approval of a majority of the outstanding shares of Change Technology common and Series A preferred stock, voting together as a class, is required for the approval of the merger proposal. Abstentions will have the same effect as casting a vote “against” the merger and other proposals. The vote of the stockholders of Franklin Capital is also being solicited because their approval or consent is also required for the merger and related transactions to be consummated.

Beneficial Ownership of Change Technology

      The following table sets forth certain information with respect to beneficial ownership (as that term is defined in the rules and regulations of the SEC) of Change Technology’s stock as of April 22, 2002 regarding (1) each person known by Change Technology to be the beneficial owner of more than five percent of the outstanding shares of common stock or Series A preferred stock, (2) each director of Change Technology, (3) the current and former Chief Executive Officer of Change Technology and certain of Change Technology’s other former executive officers and (4) all executive officers and directors as a group. Except as otherwise indicated, each person has sole voting and dispositive power with respect to such shares. The address for all beneficial owners, unless stated otherwise below is c/o Change Technology Partners, Inc., 573 Steamboat Rd, Greenwich, CT 06840.

      Each share of the Series A Preferred Stock is convertible into one share of common stock.

      Beneficial ownership includes shares for which a person, directly or indirectly, has or shares voting or investment power, or both, and also includes options and warrants which are exercisable within sixty days of April 22, 2002.

					Series A
	Common Stock				Preferred Stock

				Percent of
				Franklin Capital
			Percent	Common Stock		Percent
Name of Beneficial Owner	Shares		of Class	After the Merger	Shares	of Class

Culmen Technology Partners, L.P. 201 Main Street, Suite 1955 Fort Worth, TX 76102	32,000,000		17.5%	14.2%	0	0%
Walter A. Forbes c/o FG II Ventures, LLC 537 Steamboat Road Greenwich, CT 06830	10,810,625	(1)	5.6	4.8	0	0
Cary S. Fitchey
c/o FG II Ventures, LLC 537 Steamboat Road Greenwich, CT 06830	10,443,750	(2)	5.5	4.6	0	0
William Avery	9,115,625	(3)	4.8	4.0	0	0
James M. Dubin	1,629,520	(4)	*	*	0	0
Michael Gleason	33,316,520	(5)	18.1	14.7	0	0
Michael J. Levitt	5,800,000	(6)	3.1	2.9
William E. Lipner	2,091,520	(7)	1.1	*	0	0
Matthew Ryan 313 Lake St. Pleasantville, NY 10570	2,344,494		1.3	1.0
Kathleen Shepphird 65 Harding Road Old Greenwich, CT 06870	1,546,875	(8)	*	*
Robert Westerfield P.O. Box 654 Dobbs Ferry, NY 10522	0		0	*
Christopher H.B. Mils c/o J.O. Hambro Capital Management Limited Ryder Court 14 Ryder St London SW1Y 6QB, England	12,939,700	(9)	7.1	5.7
Gordon Bryant 9408 Avenido Del Oso NE Albequerque, NM 87111	0		0	*	645	100
All officers and directors as a group (10 persons)**	51,953,185	(10)	26.6	23.0%	0	0

*	Represents less than 1% of the outstanding shares, both in number and in terms of voting power.

**	Duplications eliminated.

(1)	Represents 1,220,000 shares of common stock and warrants to purchase an aggregate of 9,590,625 shares of common stock.

(2)	Represents 2,400,000 shares of common stock and warrants to purchase an aggregate of 8,043,750 shares of common stock.

(3)	Represents 2,000,000 shares of common stock and warrants to purchase an aggregate of 7,115,625 shares of common stock.

(4)	Represents 338,000 shares of common stock and options to purchase an aggregate of 1,291,520 shares of common stock.

(5)	Represents 32,000,000 shares of common stock owned by Culmen Technology Partners, L.P. (“Culmen”). Mr. Gleason is the President and sole director of CTP, Inc., the general partner of Culmen. As a result, he may be deemed to have beneficial ownership over these shares. However, Mr. Gleason disclaims beneficial ownership of 28,400,000 shares of common stock. Also includes options to purchase an aggregate of 1,316,520 shares of common stock.

(6)	Represents 3,800,000 shares of common stock and options to purchase an aggregate of 2,000,000 shares of common stock.

(7)	Represents 800,000 shares of Common Stock and options to purchase an aggregate of 1,291,520 shares of Common Stock.

(8)	Represents warrants to purchase an aggregate of 1,546,875 shares of Common Stock.

(9)	According to a Schedule 13G filed with the Securities and Exchange Commission on July 19, 2001, Mr. Mills (i) shares voting and dispositive power over such shares with J.O. Hambro Capital Management (Holdings) Limited and J.O. Hambro Capital Management Limited, (ii) shares voting and dispositive power over 1,280,000 such shares with American Opportunity Trust plc, (iii) shares voting and dispositive power over 4,400,000 such shares with Growth Financial Services and North Atlantic Smaller Companies Investment Trust plc, (iv) shares voting and dispositive power over 640,000 such shares with Oryx International Growth Fund Limited and Consulta (Channel Islands) Limited and (v) shares voting and dispositive power over 1,498,000 such shares with The Trident North Atlantic Fund.

(10)	Represents 38,938,000 shares of Common Stock, warrants to purchase an aggregate of 7,115,625 shares of Common Stock and options to purchase 5,899,560 shares of Common Stock. Includes 32,000,000 shares of Common Stock owned by Culmen, which Mr. Gleason may be deemed to beneficially own.

Comparative Per Share Prices

      Change Technology’s common stock is listed for trading on the over-the-counter market through the OTC Electronic Bulletin Board under the symbol “CTPI.OB”. The following table lists the high and low sales prices, as reported by the OTC Electronic Bulletin Board National Quotation Bureau. Quotations represent prices between dealers and do not include retail mark-up, mark-down or commission, and may not necessarily represent actual transactions. On April 22, 2002, the last reported closing sale price of Change Technology’s common stock was $0.055.

	Closing Sale
	Price

	Low	High

Year ended December 31, 2000
First Quarter	$0.02	$5.50
Second Quarter	1.12	4.00
Third Quarter	1.25	3.75
Fourth Quarter	0.37	2.94
Year ended December 31, 2001
First Quarter	$0.25	$2.00
Second Quarter	0.07	0.31
Third Quarter	0.02	0.14
Fourth Quarter	0.03	0.10
Year ending December 31, 2002
First Quarter	$0.04	$0.09
Second Quarter (through April 22, 2002)	0.05	0.06

Quorum and Adjournments

      Under Delaware law, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of Change Technology common and Series A preferred stock taken together as a single class. Votes cast by proxy or in person at the Change Technology annual meeting will be tabulated by the inspector of election appointed for the meeting who will determine whether or not a quorum is present. Proxies properly executed and marked with a negative vote or an abstention, or broker non-votes, will be considered to be present at the Change Technology annual meeting for the purposes of determining the existence of a quorum for the transaction of business. Broker non-votes exist where a broker proxy indicates that the broker is not authorized to vote on a particular proposal.

      The stockholders will also be asked to consider and vote on a proposal to grant discretionary authority to vote in favor of an adjournment of the meeting, if necessary.

      Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting. Change Technology does not currently intend to seek an adjournment of the meeting. Abstentions and broker non-votes will be treated for purposes of the adjournment as votes “against” the adjournment.

DISSENTERS’ RIGHTS OF APPRAISAL

      Under Delaware law, if Change Technology stockholders do not wish to accept the shares of Franklin Capital stock provided for in the merger agreement, Change Technology stockholders have the right to dissent from the merger and to receive payment in cash for the fair value of their Change Technology common stock as determined by the Delaware Court of Chancery. Change Technology stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the Delaware General Corporation Law in order to perfect their rights. Change Technology will require strict compliance with the statutory procedures.

      The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the merger and perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the Delaware General Corporation Law, the full text of which appears as Appendix B to this joint proxy statement/prospectus.

      Section 262 requires that stockholders be notified not fewer than 20 days before the special meeting to vote on the merger that appraisal rights will be available. A copy of Section 262 must be included with such notice. This joint proxy statement/prospectus constitutes Change Technology’s notice to its stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 because failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under Delaware law.

      If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

•	You must deliver to Change Technology a written demand for appraisal of your shares before the vote with respect to the merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the merger. Voting against or failing to vote for the merger by itself does not constitute a demand for appraisal within the meaning of Section 262.

•	You must not vote in favor of the merger.

      If you fail to comply with either of these conditions and the merger is completed, you will be entitled to receive the Franklin Capital common stock in exchange for your shares of Change Technology common stock as provided for in the merger agreement, but you will have no appraisal rights with respect to your shares of Change Technology common stock.

      All demands for appraisal should be addressed to William Avery, Secretary of Change Technology at the company address, before the vote on the merger is taken at the special meeting and should be executed by, or on behalf of, the record holder of the shares of Change Technology common stock. The demand must reasonably inform Change Technology of the identity of the stockholder and the intention of the stockholder to demand appraisal of his or her shares. To be effective, a demand for appraisal by a holder of Change Technology common stock must be made by, or on behalf of the recordholder made by the beneficial owner if he or she does not also hold the shares of record. The beneficial holder must, in such cases, have the registered owner submit the required demand in respect of such shares.

      A person having a beneficial interest in shares of Change Technology common stock that are held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized herein properly and in a timely manner to perfect appraisal rights. If the shares of Change Technology common stock are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, such demand must be executed by or for the record owner. If the shares of Change Technology common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, such person is acting as agent for the record owner. If a stockholder holds shares of Change Technology common stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder.

      A record holder, such as a broker, fiduciary, depositary or other nominee, who holds shares of Change Technology common stock as a nominee for others, may exercise appraisal rights with respect to the shares held for all or less than all beneficial owners of shares as to which such person is the record owner. In such case, the written demand must set forth the number of shares covered by such demand. Where the number of shares is not expressly stated, the demand will be presumed to cover all of Change Technology common stock outstanding is the name of such record owner.

      Within 10 days after the effective date of the merger, Franklin Capital, as the surviving corporation, must give written notice that the merger has become effective to each Change Technology stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the merger. Within 120 days after the effective date, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery, with a copy served on Change Technology in the case of a petition filed by a stockholder demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. The surviving corporation has no obligation to file such a petition in the event there are dissenting stockholders. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify such stockholder’s previously written demand for appraisal. Within 120 days after the effective time, any stockholder who has theretofore complied with the applicable provisions of Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares of Change Technology common stock not voting in favor of the merger and with respect to which demands for appraisal were received by the surviving corporation and the number of holders of such shares. Such statement must be mailed (i) within 10 days after the written request therefor has been received by the surviving corporation or (ii) within 10 days after the expiration of the period for the delivery of demands as described above, whichever is later.

      If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated within 20 days after receiving service of a copy of the petition to provide the Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares. After notice to dissenting stockholders, the Chancery Court is empowered to conduct a hearing upon the petition, to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Chancery Court may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Chancery Court may dismiss the proceedings as to such stockholder.

      After determination of the stockholders entitled to appraisal of their shares of Change Technology common stock, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. When the value is determined, the Chancery Court will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Chancery Court so determines, to the stockholders in exchange for certificates representing such shares.

Moreover, Change Technology does not anticipate offering more than the merger consideration to any stockholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of Change Technology common stock is less than the merger consideration. In determining “fair value”, the Delaware Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc. the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “fair price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value that court must consider market value, asset value, dividends, earnings prospectus, the nature of the enterprise and any other factors which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion that does not encompass known elements of value,” but which rather applies only to the speculative elements of value rising for such accomplishment, or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

      You should be aware that the fair value of your shares as determined under Section 262 could be more, the same, or less than the value that you are entitled to receive pursuant to the merger agreement.

      Costs of the appraisal proceeding may be imposed upon the surviving corporation and/or the stockholders participating in the appraisal proceeding by the Chancery Court as the Chancery Court deems equitable in the circumstances. However, costs do not include attorneys’ and expert witness fees. Each dissenting stockholder is responsible for his or her attorneys’ and expert witness expenses, although, upon the application of a stockholder, the Chancery Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective date, be entitled to vote shares subject to such demand for any purpose or to receive payments of dividends or any other distribution with respect to such shares (other than with respect to payment as of a record date prior to the effective date). At any time within 60 days after the effective date, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the consideration specified in the merger agreement for his or her shares of Change Technology common stock. If no petition for appraisal is filed within 120 days after the effective date of the merger, or if such stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the merger within 60 days after the effective date of the merger, then the right of such stockholder to appraisal will cease and such stockholder will be entitled to receive the Franklin Capital common stock in exchange for shares of his or her Change Technology common stock pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the merger may only be made with the written approval of the surviving corporation and no appraisal proceeding in the Delaware Court of Chancery shall be dismissed as to any stockholder without the approval of the Court of Chancery, and such approval may be conditional upon such terms as the Court of Chancery deems just.

      Franklin Capital stockholders are not entitled to dissenters’ rights of appraisal.

THE MERGER PROPOSAL

      This section of the joint proxy statement/prospectus describes the proposed merger and related transactions. While this section summarizes the material terms of the merger and related transactions, this summary may not contain all of the information that is important to each stockholder. Stockholders should carefully read this entire document and the merger agreement attached as Appendix A for a more complete understanding of the merger.

General

      Franklin Capital plans to acquire Change Technology in a stock for stock exchange, where Franklin Capital will be the surviving entity. At the Franklin Capital special meeting or the Change Technology annual meeting, you will be asked to vote to approve and adopt the merger agreement and the transactions contemplated thereby, including the merger of Change Technology with and into Franklin Capital.

      The merger agreement provides that the merger will be completed if approved by both the Franklin Capital and Change Technology stockholders and all other conditions of the merger agreement are satisfied or waived.

      The effect of the merger is to create a combined company that will focus primarily on developing and acquiring assets primarily in the media and advertising business, provided that the combined company will continue Change Technology’s historic business, or use a significant portion of Change Technology’s historic business assets in a business, to the extent required under applicable tax regulations.

      Assuming stockholder approval and all other required approvals are received and all other conditions are met or waived, the merger and related transactions will be accomplished as follows:

•	Franklin Capital will file a Form N-54C with the Securities and Exchange Commission withdrawing its election to be regulated as a business development company.

•	Change Technology will merge with and into Franklin Capital.

•	Each 40.985 shares of Change Technology common stock will be exchanged for 1.0 share of Franklin Capital common stock.

•	The Change Technology Series A preferred stockholders will receive one share of Franklin Capital Series B preferred stock for each Change Technology Series A preferred stock they own.

•	Franklin Capital will change its name to Excelsior Communications Corporation.

      Based upon the capitalization of Change Technology and Franklin Capital as of the record date, the common stockholders of Change Technology on a fully diluted basis will own in the aggregate approximately 80% of the outstanding Franklin Capital common stock following consummation of the merger.

The Exchange

      If the merger is completed, Change Technology stockholders will receive 1.0 share of Franklin Capital common stock for each 40.985 shares of Change Technology common stock that they own. Franklin Capital will issue one share of Franklin Capital common stock to Change Technology stockholders for each fractional share such stockholder is entitled to after taking into account all certificates delivered by that stockholder. Each share of Change Technology Series A preferred stock will be exchanged for one share of Franklin Capital Series B preferred stock.

      Based upon the capitalization of Change Technology and Franklin Capital as of the record date, the common stockholders of Change Technology will own in the aggregate approximately 80% of the outstanding Franklin Capital common stock following consummation of the merger.

      As soon as practicable after the effective time of the merger, Mellon Investor Services, as the exchange agent, will mail to each holder of record of Change Technology common stock and Series A preferred stock as of the effective time a transmittal letter to be used in forwarding such stockholder’s certificates representing such shares for surrender to Mellon. Upon such surrender, Mellon will forward such holder certificates evidencing their ownership of Franklin Capital common stock or Series B preferred stock that such shareholder received as a result of the merger.

      Change Technology stockholders should not forward stock certificates to Mellon until they have received transmittal letters, nor should they return stock certificates with the enclosed proxy.

      Until surrendered to Mellon, outstanding stock certificates previously issued by Change Technology will, by virtue of the merger, represent the right to receive shares of Franklin Capital common stock or Series B preferred stock, as applicable, on an exchange ratio-adjusted basis without interest.

      No dividends or distributions with respect to Franklin Capital common or preferred stock, as applicable, shall be paid to the holder of any certificate of Change Technology common or preferred stock until the surrender for exchange of such certificate has been made in accordance with the terms of the merger agreement and letter of transmittal. After the exchange of any such certificate, the holder shall be paid, without interest, any dividends or other distributions with a record date after the effective time of the merger.

Closing Date

      The closing date of the merger will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later date as is specified on such certificate. The filing of the certificate of merger will occur as soon as practicable after the satisfaction of the conditions set forth in the merger agreement. The merger agreement may be terminated by either party if the merger has not been consummated on or before June 30, 2002 and under certain other conditions. See “The Merger Agreement — Conditions to the Merger” and “— Termination of the Merger Agreement.”

Background of the Merger

      During the first quarter of 2001, the executive officers and directors of Franklin Capital determined that it would be in the best interests of Franklin Capital and its shareholders to acquire an operating company rather than continuing to engage in the business of investing in small private companies and holding minority stakes in such companies. Franklin Capital’s executive officers and directors also believed that by merging with or acquiring an operating company Franklin Capital would be likely to achieve greater stability in the valuation of its assets and would be able to prosper and grow with a long-term strategy of operating as an on-going business rather than a business development company.

      In July 2001, Franklin Capital entered into a letter of intent with Winstar Radio Networks, LLC, Winstar Global Media, Inc., and Winstar Radio Productions, LLC to acquire certain of their operating assets for an aggregate purchase price of $6.25 million as well as the assumption of certain liabilities totaling approximately $1.5 million. Franklin Capital approached Change Technology to inquire about its interest in providing capital in connection with the acquisition of such assets and to further explore the possibility of combining Franklin Capital and Change Technology. Since July 2001, Change Technology’s board of directors had discussed changing its business strategy and operating focus. In the fall of 2001, Change Technology had accelerated its focus on exiting the e-services business and creating shareholder value by using its assets to develop and acquire businesses in radio and related media fields.

      On August 28, 2001, Franklin Capital along with Sunshine Wireless LLC acquired the assets of the Winstar entities through Excelsior Radio, a then wholly owned subsidiary of Franklin Capital. Sunshine Wireless holds shares of preferred stock in Excelsior Radio. In connection with such asset acquisition, Change Technology provided Franklin Capital’s subsidiary Excelsior Radio, with a loan in the amount of $2.25 million. In the event that Franklin Capital and Change Technology had mutually agreed to a term sheet relating to a business combination on or before December 31, 2001, the loan would be extended upon the consummation of the business combination and become an asset of the combined company. In addition, if Franklin Capital and Change Technology had not mutually agreed to a term sheet regarding a business combination on or before December 31, 2001, Change Technology would have the right to accelerate the payment of all principal and interest due on the loan. Change Technology also received a warrant to purchase 482,955 shares of common stock of Excelsior Radio, approximately 11% of the fully diluted common stock, at an exercise price of $1.125 per share.

      Upon completion of the asset acquisition, Mr. Stephen L. Brown, the Chief Executive Officer of Franklin Capital and Mr. Spencer L. Brown, the Senior Vice President of Franklin Capital, commenced preliminary discussions with William B. Avery, the Chief Executive Officer of Change Technology, regarding a potential merger between Franklin Capital and Change Technology.

      On September 16, 2001, Change Technology’s board of directors met telephonically to discuss the status of the proposed merger transaction with Franklin Capital. At such meeting, Mr. Avery made an informal presentation of the business of Franklin Capital and his plans for the combined company after the merger. The board of directors asked Mr. Avery a variety of questions concerning the proposed transaction and discussed the radio industry and the future market outlook for the industry. The board of directors instructed Mr. Avery to continue his negotiations with Franklin Capital.

      On October 11, 2001, the board of directors of Franklin Capital met to discuss the proposed merger transaction with Change Technology. At such meeting, Mr. Brown outlined the parameters of the proposed transaction and informed the board of directors that Houlihan Lokey Howard & Zukin had been engaged to help identify some of the positive and negative aspects of the proposed merger as well as to raise any additional issues that it believes should be addressed if Franklin Capital decided to proceed with the discussions. A memorandum of Houlihan Lokey outlining such matters was circulated at the board meeting. After a discussion of the proposed transaction, the board of directors determined that Mr. Brown should continue merger negotiations with Change Technology.

      During the period from October 12, 2001 to November 6, 2001, Franklin Capital and Change Technology and their respective advisors and counsel continued to negotiate definitive documentation evidencing the proposed transactions and continued their mutual due diligence.

      On November 7, 2001, the board of directors of Change Technology met telephonically to discuss the Franklin Capital merger negotiations. Drafts of an initial merger agreement and exhibits and schedules were circulated to the board of directors for its review. At such meeting, Mr. Avery gave a detailed presentation of the proposed merger and reported on the valuation that he had prepared in determining the exchange ratio that he had discussed with Franklin Capital. After the board of directors discussed Mr. Avery’s report and presentation, it determined that it was satisfied with Mr. Avery’s valuation report and that it was not necessary to engage the services of an outside valuation firm.

      On November 8, 2001, the board of directors of Franklin Capital met telephonically to discuss the Change Technology merger negotiations. An executive summary of the merger agreement and drafts of an merger agreement were circulated to the board of directors for its review. At such meeting, Mr. Brown answered questions posed by the board of directors regarding the structure, proposed exchange ratio and benefits of the proposed merger transaction.

      Major discussions during that period and thereafter involved: (i) the exchange ratio and (ii) the appropriate management organization for the combined company. In this regard, Change Technology insisted that its shareholders own approximately 80% of the combined entity while Franklin Capital maintained that its representatives on the board of directors of the combined entity have certain rights that would allow them to determine the combined company’s business strategy.

      On November 15, 2001, Franklin Capital and Change Technology issued a press release announcing that they had agreed in principle to the preliminary terms of the transaction in which Franklin Capital offered to purchase Change Technology in a stock for stock transaction that would result in Change Technology’s shareholders owning approximately 80% of the combined entity. The exchange ratio was based upon an analysis developed by Houlihan Lokey and took into account the relative value of the assets of the two companies and the capital structures. The proposed exchange ratio would be fixed upon signing a definitive merger agreement and would not be subject to any ceiling or floor on the number of shares exchanged due to market fluctuations.

      On November 29, 2001, the Franklin Capital board of directors met with its legal and financial advisors to review the definitive merger agreement. At the meeting, Houlihan Lokey presented its findings regarding the reasonableness of the exchange ratio to the Franklin Capital Stockholders. Following deliberations, the board of directors of Franklin Capital unanimously approved the terms of the transactions with certain modifications, concluding that the transaction was fair to, and in the best interests of, Franklin Capital and its stockholders and authorized management of Franklin Capital to execute any and all documentation required in connection with, or relating to, the transaction.

      On November 30, 2001, the board of directors of Change Technology met telephonically with its legal advisor to review the definitive merger agreement. After a discussion of the merger agreement, the board of directors of Change Technology unanimously approved the terms of the transactions, concluding that the transaction was fair to, and in the best interests of, Change Technology and its stockholders and authorized management of Change Technology to execute any and all documentation required in connection with, or relating to, the transaction.

      Concurrently with the execution of the merger agreement, the parties entered into a stock purchase agreement pursuant to which Change Technology agreed to purchase 250,000 shares of common stock of Excelsior Radio Networks from Franklin Capital for an aggregate purchase price of $250,000. In the event that the merger between Franklin Capital and Change Technology is terminated pursuant to the terms of the merger agreement, Franklin Capital shall be required to repurchase all of such common stock from Change Technology at a repurchase price equal to $250,000, plus interest thereon at an annual rate of 10% from December 4, 2001 to the date of repurchase.

      The parties agreed to enter into a definitive agreement and plan of merger dated as of December 4, 2001.

      On April 3, 2002 Franklin Capital’s majority owned subsidiary, Excelsior Radio, purchased substantially all of the assets of the Dial entities, whose assets will be combined with Excelsior Radio’s Global Media division to create a national radio sales representation company. Change Technology and Sunshine Wireless LLC, both existing stockholders of Excelsior Radio, loaned Excelsior Radio an aggregate amount of $7,000,000 to finance the initial consideration of the Dial acquisition. The obligations under the loans are secured by certain of Excelsior Radio’s assets.

Franklin Capital’s Reasons for the Merger

      Franklin Capital’s board of directors approved the merger after determining that it was in the best interests of Franklin Capital’s stockholders. In reaching its conclusion to approve the merger, the board of directors considered the following information and factors:

•	The combined company intends to create value by growing Franklin Capital’s majority owned subsidiary, Excelsior Radio, through acquisitions, joint ventures and other efforts;

•	The Franklin Capital board of directors considered that on a stand-alone basis, Franklin Capital would be unable to access sufficient capital to continue as a going concern and to fund growth opportunities. The Franklin Capital board of directors considered that by merging with Change Technology, Franklin Capital would have access to a funding source with significant financial resources;

•	Franklin Capital would receive assistance from Change Technology’s board of directors in executing its business strategy of acquiring additional businesses in radio and related media fields;

•	The Franklin Capital board of directors reviewed information with respect to Change Technology’s financial condition, results of operations and business prospects, including the due diligence review by Franklin Capital’s management and legal advisors;

•	Franklin Capital stockholders may have increased liquidity by owning shares of a larger public company;

•	The Franklin Capital board of directors considered that Change Technology’s size and business would benefit Franklin Capital stockholders; and

•	The Franklin Capital board of directors considered the likelihood of consummation of the merger, including the terms and conditions of the merger agreement and the limited conditions to the consummation of the merger.

      The Franklin Capital board of directors also considered certain potentially negative factors in its deliberations concerning the merger, including, without limitation, the following:

•	the possibility that the merger would not be consummated following the execution of the merger agreement;

•	the possible disruption of Franklin Capital’s business operations pending completion of the merger;

•	the costs of integrating the businesses and transaction expenses arising from the merger; and

•	the structure and amount of the termination fee and its effect on the financial condition of Franklin Capital. See “The Merger Agreement — Termination of the Merger Agreement.”

      The Franklin Capital board of directors considered that specified Franklin Capital officers and directors would continue as officers and directors of Franklin Capital, and as a result would benefit from compensation and employment arrangements in the ordinary course of business.

      The Franklin Capital board of directors concluded that the benefits of the transaction to Franklin Capital and its stockholders outweighed the risks associated with the foregoing factors.

      The above discussion of the information and factors considered by the Franklin Capital board of directors is not all-inclusive but is believed to include all material factors considered by the Franklin Capital board of directors.

No Fairness Opinion

      Franklin Capital’s board of directors decided not to retain an independent financial advisor to deliver a fairness opinion in connection with the proposed merger. In deciding not to obtain a fairness opinion, Franklin Capital’s board of directors considered a number of factors including, without limitation, the familiarity of the members of the board of directors with Franklin Capital’s business affairs and prospects, the process by which the board of directors and management had sought to locate a potential strategic transaction in order to preserve Franklin Capital’s viability and enhance stockholder value, the limited size of the transaction, and the expenses that would be incurred in obtaining a fairness opinion. In addition, Franklin Capital’s board of directors considered the factors that an independent financial advisor would evaluate in determining whether a merger is fair, from a financial point of view, to the stockholders of Franklin Capital.

Recommendation of the Franklin Capital Board of Directors

      The Franklin Capital board of directors believes that the terms of the merger proposal are fair to, and in the best interests of, Franklin Capital and stockholders of Franklin Capital and has unanimously approved the merger agreement and the transactions contemplated thereby, including the merger of Change Technology with and into Franklin Capital.

      The Franklin Capital board of directors unanimously recommends that the holders of Franklin Capital common and Series A preferred stock vote “for” the merger proposal.

Change Technology’s Reasons for the Merger

      Change Technology’s board of directors believes its merger with Franklin Capital will enhance Change Technology’s business, both with respect to current operations and future growth. Change Technology stockholders will own approximately 80% of the common stock of Franklin Capital after the merger. Change Technology believes there is opportunity to add value to and grow Franklin Capital.

      Change Technology believes that the merger is the most appropriate means of joining the two companies. In reaching its conclusion to approve the merger, the board of directors considered that:

•	the exchange ratio represents a substantial premium to the market price of Change Technology common stock;

•	The merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. See “The Merger Agreement — Material Federal Income Tax Consequences;”

•	Change Technology’s stockholders will have the opportunity to own a stake in one or more profitable radio syndication businesses; and

•	Assuming the shares will be listed on the American Stock Exchange, Change Technology stockholders will have increased liquidity of their shares.

      The Change Technology board of directors also considered certain potentially negative factors in its deliberations concerning the merger, including, among other things, the following:

•	the fact that the merger included a fixed exchange ratio, and as a result, the value of consideration to be received by Change Technology stockholders will fluctuate as the market value of Franklin Capital stock fluctuates;

•	the costs of integrating the businesses and transaction expenses arising from the merger;

•	the possibility that the merger would not be consummated; and

•	the structure and amount of the termination fee and its effect on the financial condition of Change Technology. See “The Merger Agreement — Termination of the Merger Agreement.”

      The Change Technology board of directors considered that specified Change Technology officers and directors would continue as officers and directors of Franklin Capital, and as a result would benefit from compensation and employment arrangements in the ordinary course of business.

      The Change Technology board of directors concluded that the benefits of the transaction to Change Technology and its stockholders outweighed the risks associated with the factors listed above.

      The above discussion of the information and factors considered by the Change Technology board of directors is not all-inclusive but is believed to include all material factors considered by the Change Technology board of directors.

No Fairness Opinion

      Change Technology’s board of directors decided not to retain an independent financial advisor to deliver a fairness opinion in connection with the proposed merger. In deciding not to obtain a fairness opinion, Change Technology’s board of directors considered a number of factors, including, without limitation, the familiarity of the members of the board of directors with Change Technology’s business affairs and prospects, the process by which the board of directors and management had sought to locate a potential strategic transaction in order to preserve Change Technology’s viability and enhance stockholder value, the limited size of the transaction, and the expenses that would be incurred in obtaining a fairness opinion. In addition, Change Technology’s board of directors considered the factors that an independent financial advisor would evaluate in determining whether a merger is fair, from a financial point of view, to the stockholders of Change Technology.

Recommendation of the Change Technology Board of Directors

      The Change Technology board of directors believes that the terms of the merger proposal are fair to, and in the best interests of, Change Technology and stockholders of Change Technology and has unanimously approved the merger agreement and the transactions contemplated thereby, including the merger of Change Technology with and into Franklin Capital.

      The Change Technology board of directors unanimously recommends that the holders of Change Technology common and Series A preferred stock vote “for” the merger proposal.

Interests of Certain Persons in the Merger

      In considering the recommendation of the Franklin Capital and Change Technology board of directors with respect to the merger, Franklin Capital and Change Technology stockholders should be aware that some members of Franklin Capital’s and Change Technology’s management have interests in the merger, in addition to those of the stockholders generally. The members of the Franklin Capital and Change Technology board of directors were aware of these interests when they considered and approved the merger agreement. See “Business of Franklin Capital — Related Party Transactions,” “The Franklin Capital Special Meeting — Beneficial Ownership of Franklin Capital,” “Business of Change Technology — Related Party Transactions” and “The Change Technology Annual Meeting — Beneficial Ownership of Change Technology.”

     Management of Franklin Capital after the Merger

      Upon consummation of the merger, the executive officers of Franklin Capital will be:

Stephen L. Brown	Executive Chairman
William Avery	President and Chief Executive Officer
Spencer L. Brown	Executive Vice President
Hiram M. Lazar	Chief Financial Officer

      The Franklin Capital board of directors after the merger will be composed of eight members all of whom are currently officers or directors of Franklin Capital or Change Technology:

      • Stephen L. Brown (co-chairman)

      • Michael R. Gleason (co-chairman)
      • James M. Dubin
      • William E. Lipner
      • William Avery
      • Michael J. Levitt
      • Spencer L. Brown (Series A preferred stock director)
      • Irving Levine (Series A preferred stock director)

     Employment Agreements

      It is a condition of the merger that Franklin Capital enter into new employment agreements with William Avery, Stephen L. Brown and Spencer L. Brown.

      After the merger, William Avery will serve as President and Chief Executive Officer, Stephen L. Brown will serve as Executive Chairman and Spencer L. Brown will serve as Executive Vice President of Franklin Capital, which will change its name to Excelsior Communications Corporation. It is a condition to the consummation of the merger that Messrs. Avery, Stephen L. Brown and Spencer L. Brown terminate any existing employment agreements and enter into new ones to be effective as of the effective time of the merger.

      Messrs. Avery, Stephen L. Brown, and Spencer L. Brown will enter into agreements with a term beginning at the effective time of the merger and expiring December 31, 2004. Mr. Avery’s employment agreement is automatically renewed from year to year after the expiration date unless either the company or Mr. Avery provides written notice of an intention not to renew such employment agreement at least 120 days prior to December 31 of any year.

      Each employment agreement provides that the duties of such employee shall be prescribed by the board of directors and that each employee shall devote substantially all of his business time to performing his duties under the employment agreement.

      Compensation, bonuses, perquisites and other benefits are to be provided to each of Messrs. Avery, Stephen L. Brown and Spencer L. Brown subject to the approval of the compensation committee and commensurate with compensation and benefits provided to other senior executives of the combined company. The initial base salary payable to Messrs. Avery, Stephen L. Brown and Spencer L. Brown is $300,000, $360,000, and $225,000, respectively. Each of Messrs. Avery, Stephen L. Brown and Spencer L. Brown will be entitled to participate in any benefit plan available to senior executives of the company. In addition, Excelsior Communications Corporation (formerly known as Franklin Capital) will provide term life insurance to Messrs. Avery, Stephen L. Brown and Spencer L. Brown in an amount that may be purchased for an initial annual premium of $10,000, $14,000, and $2,750 or coverage for $2,250,000, whichever is lower, respectively.

      The employment agreements also provide for the grant of options to purchase shares of common stock of the combined company. Mr. Stephen L. Brown will be granted options to purchase 37,500 shares of common stock, Mr. Spencer L. Brown will be granted options to purchase 62,500 shares of common stock, and Mr. William Avery will not be granted any new options to purchase shares of common stock.

      Each employment agreement provides for the termination of the employee upon the first to occur of the following:

•	the expiration of the term of the employment agreement;

•	the death of the employee;

•	the delivery of a notice from the employee of a voluntary termination of the employment agreement;

•	the delivery of a notice to the employee of a termination of the employment agreement for cause or disability of the employee; or

•	the delivery of a notice from the employee of a resignation due to a change of control of the company.

      If the employee is terminated by the company as a result of the employee’s disability, the company will pay to the employee an amount equal to accrued but unpaid base salary and one-half of such employee’s base salary. If the employment agreement is terminated because of the death of the employee, the company shall pay any base salary and bonus that is accrued but unpaid. In addition, Mr. Stephen L. Brown’s and Mr. Spencer L. Brown’s agreement provide for the payment of life insurance proceeds upon death.

      If the employment agreement is terminated for any reason other than those described in the above paragraph, the company shall pay to the employee a severance amount equal to the sum of the following:

•	accrued but unpaid salary;

•	the full base salary for the remainder of the term of the employment agreement;

•	one year of health insurance coverage;

•	any bonus for a prior year which has not been paid to the employee; and

•	any expenses of the employee incurred in connection with the collection of the severance amount.

      If the employment agreement is terminated within one year of a change of control, such employee is entitled to the following:

•	a lump sum equal to 1.5 times the employee’s average base salary, incentive compensation, bonus and other compensation for the previous five (5) years;

•	a lump sum equal to any amounts forfeited under any employee pension benefit plan; and

•	continued coverage (until the latter of (i) the day the employee excepts new full-time employment or (ii) three (3) years from the date of termination) under all employee welfare benefit plans.

      A change of control is defined under each employment agreement as the occurrence of any of the following events:

•	any person other than the company or one of its subsidiaries becomes the beneficial owner of thirty-five percent (35%) of the company’s outstanding equity securities, unless such acquisition has been approved by not less than two-thirds of the board of directors prior to such acquisition;

•	individuals who constitute the board of directors on a given day cease (for any reason other than death or resignation) to constitute a majority of the board of directors on the following day, unless any subsequent director was approved or nominated by not less than three-quarters of the incumbent board of directors or two-thirds of the nominating committee of the incumbent board of directors;

•	the stockholders of the company approve any reorganization, merger or consolidation of the company or any other transaction in which the company’s existing securities are exchanged for securities of another issuer or the company issues new equity securities in excess of 35% of the existing securities, unless such transaction was recommended to the stockholders of the company by not less than two-thirds of the board in existence prior to the transaction;

•	the approval by stockholders of the company of a sale of all or substantially all of the assets of the company, unless such sale was recommended to the stockholders by not less than two-thirds of the board of directors;

•	the dissolution or liquidation of the company;

•	the failure of nominees of the board of directors for election to the board to be so elected other than by death or withdrawal of the nominee; or

•	a change in control required to be reported pursuant to Item 1(a) of Form 8-K under the Securities Exchange Act of 1934 unless such change in control was approved by not less than two-thirds of the board of directors.

     Stock Options and Warrants of Change Technology

      Pursuant to the merger agreement, Franklin Capital will assume all outstanding stock options and warrants of Change Technology. The assumed stock options and warrants will be deemed to be options or warrants to purchase the number of shares of Franklin Capital common stock that such option or warrant would be convertible into if it had been exercised just prior to the merger.

     Stock Purchase

      Simultaneously with the execution of the merger agreement, Change Technology purchased from Franklin Capital 250,000 shares of common stock of Excelsior Radio Networks, Inc., a subsidiary of Franklin Capital, for an aggregate purchase price of $250,000. If the merger agreement is terminated, Franklin Capital is required to repurchase the shares from Change Technology for a purchase price of $250,000 plus interest at a rate of 10% per annum.

THE MERGER AGREEMENT

General

      The merger agreement provides that Change Technology will merge with and into Franklin Capital, with Franklin Capital being the surviving corporation. The merger between Change Technology and Franklin Capital is subject to the receipt of the requisite approvals of the Franklin Capital common and Series A preferred stockholders and the Change Technology common and Series A preferred stockholders and the satisfaction or waiver of the other conditions to the merger. Upon consummation of the merger, Franklin Capital will change its name to Excelsior Communications Corporation. Franklin Capital will adopt a new certificate of incorporation and new bylaws which are filed as exhibits to this joint proxy statement/prospectus.

      The parties intend to close the merger by filing a certificate of merger with the Secretary of State of the State of Delaware as soon as practicable after the Franklin Capital special meeting and the Change Technology annual meeting, assuming all other conditions to the merger have been satisfied or waived. The parties are working to complete the transaction by June 30, 2002.

Treatment of Franklin Capital Common Stock and Change Technology Common Stock in the Merger

      Each share of Franklin Capital common stock that was issued and outstanding prior to the merger will continue to represent the same number of shares of Franklin Capital after the effective time of the merger.

      Each 40.985 shares of Change Technology common stock issued and outstanding at the effective time of the merger will be converted into the right to receive 1.0 share of Franklin Capital common stock. Change Technology stockholders will receive one share of Franklin Capital common stock for each fractional share such holder is entitled to after taking into account all certificates delivered by that stockholder.

Treatment of Franklin Capital Series A Preferred Stock and Change Technology Series A Preferred Stock in the Merger

      Each share of Franklin Capital Series A Preferred Stock will continue to represent the same number of shares of Franklin Capital Series A Preferred Stock after the effective time of the merger.

      Each share of Change Technology Series A preferred stock issued and outstanding at the effective time of the merger will be converted into one share of Franklin Capital Series B Preferred Stock.

Treatment of Change Technology Stock Options and Warrants in the Merger

      Each Change Technology stock option and warrant issued and outstanding as of the effective time will be assumed by Franklin Capital and deemed to be an option or warrant to purchase that number of shares of Franklin Capital common stock that such option or warrant would have been convertible into had such option or warrant been exercised just prior to the effective time of the merger.

Exchange of Stock Certificates

      In connection with the merger, all Change Technology stock certificates will be canceled. Soon after the closing of the merger (and not later than five business days after the closing), Franklin Capital will deposit with Mellon Investor Services as the exchange agent, common stock and Series B preferred stock in the amount required by the merger agreement. Following the merger, Franklin Capital will cause the exchange agent to mail to each holder of record of Change Technology common stock and Series A preferred stock a letter of transmittal with instructions on how to exchange Change Technology common stock certificates and Series A preferred stock certificates for the merger consideration. Upon surrender by a Change Technology common stockholder or a Change Technology Series A preferred stockholder of its Change Technology stock certificates to the exchange agent, such Change Technology stockholder will be entitled to receive a certificate representing that number of whole shares of Franklin Capital common stock or Franklin Capital Series B preferred stock to which such stockholder is entitled to receive in the merger. Change Technology stockholders should not enclose stock certificates with their proxy cards.

Fractional Shares

      Franklin Capital will not issue fractional shares in the merger. Each holder of Change Technology common stock who would otherwise be entitled to receive a fractional share of Franklin Capital common stock will receive one share of Franklin Capital common stock for each fractional share such stockholder would be entitled to after taking into account all certificates delivered by that stockholder.

Representations and Warranties

      Franklin Capital and Change Technology have made customary representations and warranties to each other in the merger agreement relating, among other things, to:

•	their organization, the organization of their subsidiaries, their charter documents, their good standing and similar corporate matters;

•	their capital structure;

•	their authority to deliver and execute the merger agreement, its legal force and effect and the absence of conflicts between the agreement and their charter documents, the material contracts they are parties to, and the laws applicable to them;

•	the filing of reports and documents with the Securities Exchange Commission;

•	the absence of changes or events that have had material adverse effects on any operation of the companies other than in the ordinary course of business;

•	employee benefit plans and labor matters;

•	voting requirements for approval of the merger and related transactions;

•	brokers’ fees and expenses;

•	compliance with laws;

•	absence of undisclosed liabilities;

•	litigation issues;

•	transactions with affiliates; and

•	tax matters, including that the parties have not taken any action that would create a material risk that the merger would not qualify as a reorganization under the Internal Revenue Code.

      In addition, Change Technology represented that it had reduced its ownership interest in InSys Technology LLC and had sold its interest in RAND Interactive Corporation in exchange for a warrant to acquire 30% of RAND.

Additional Agreements Between Franklin Capital and Change Technology

      In connection with the merger, Franklin Capital and Change Technology have also, among other things, agreed to:

•	the filing of this joint proxy statement/prospectus, including supplying accurate and complete information for the preparation of the joint proxy statement/prospectus;

•	hold special meetings of their stockholders to approve the merger and related transactions;

•	identify affiliates of Franklin Capital and Change Technology for purposes of Rule 145 under the Securities Act of 1933;

•	continue insurance coverage for directors and officers of Change Technology so long as the annual premium for such coverage does not exceed 200% of the last premium paid prior to the date of the merger agreement;

•	to provide each other with comfort letters from each accountant (i) prior to the effectiveness of this registration statement and (ii) prior to the closing of the merger; and

•	to use their best efforts to consummate the merger.

      In addition, Franklin Capital has agreed to use its best efforts to cause the shares of Franklin Capital common stock to be issued in the merger to be listed on the American Stock Exchange.

Certain Covenants

      Franklin Capital and Change Technology have agreed, pursuant to the terms of the merger agreement, that from the time the merger agreement was executed until the effective time of the merger that they will each operate their businesses in the ordinary course and neither party will, without the prior written consent of the other party:

•	make any distributions or redemptions with respect to stock except for the payment of regular cash dividends on Franklin Capital’s Series A preferred stock or Change Technology’s Series A preferred stock;

•	issue any stock, options or warrants to purchase stock except for rights outstanding as of the date of the merger agreement;

•	amend any organizational documents of the companies;

•	subject to limited exceptions, acquire any business or make any material new investments;

•	encumber assets or incur indebtedness or otherwise dispose of any property or assets material to the businesses of Franklin Capital and Change Technology, respectively;

•	incur any indebtedness or guarantee any indebtedness other than working capital borrowings in the ordinary course;

•	make or rescind any tax election or settle any tax liability that would have a material adverse effect on to Franklin Capital or Change Technology unless otherwise required by law;

•	pay, discharge or settle any material claims, liabilities or obligations;

•	fail to pay any liabilities or obligations in the ordinary course consistent with past practice;

•	enter into a leasing arrangement or subleasing arrangement other than those disclosed on Franklin Capital’s or Change Technology’s disclosure letter;

•	make any material commitments or agreements for capital expenditures inconsistent with past practice;

•	increase the number of employees at Franklin Capital or Change Technology other than in the ordinary course or make any change in the compensation or benefits other than as required under existing agreements;

•	adopt, enter into, amend, alter or terminate any benefit plan or any election related to a benefit plan to accelerate any payments or obligations with respect to such plans; and

•	except in the ordinary course, modify, amend or terminate any material agreement, permit, concession, franchise, license or similar instrument.

Non-Solicitation of Acquisition Proposals

      From the date of the merger agreement until the effective time, Franklin Capital and Change Technology have agreed not to solicit, initiate, negotiate or participate in any proposal with respect to a merger, consolidation, share exchange or similar transaction other than the transactions contemplated by the merger agreement. If, however, the Franklin Capital board of directors or the Change Technology board of directors, as applicable, determine in good faith with the advice of counsel that the failure to negotiate or participate in any proposal would be inconsistent with its fiduciary duties to its stockholders, then Franklin Capital or Change Technology, as applicable, after giving prior written notice to Change Technology or Franklin Capital, may furnish information and participate in discussions with the party making such proposal.

Conditions to the Merger

      The respective obligations of Franklin Capital and Change Technology to complete the transactions contemplated by the merger agreement are subject to the satisfaction or waiver of the following conditions prior to the effective time of the merger:

•	all the proposals in this joint proxy statement/prospectus shall have been approved by the requisite stockholder votes;

•	all required consents from governmental entities have been received;

•	no court order has been issued preventing the merger;

•	the registration statement of which this joint proxy statement/prospectus is a part shall have been declared effective and no stop order shall have been issued suspending the effectiveness of such registration statement; and

•	William Avery, Spencer L. Brown and Stephen L. Brown have waived any “change of control” rights that may be triggered in connection with the merger and have entered into new employment agreements.

Additional Conditions to Franklin Capital’s Obligation to Complete the Merger

      The obligations of Franklin Capital to effect the merger are also subject to the satisfaction or waiver by Franklin Capital of the following conditions prior to the effective time of the merger:

•	all of Change Technology’s representations and warranties shall be true and correct in all material respects;

•	Change Technology shall have fully performed all of its obligations under the merger agreement;

•	Franklin Capital shall have received an opinion of Weil, Gotshal & Manges LLP dated as of the closing date to the effect that the merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code; and

•	Change Technology shall have cash or cash equivalents of not less than $9,000,000, less certain permitted amounts.

Additional Conditions to Change Technology’s Obligation to Complete the Merger

      The obligations of Change Technology to effect the merger are also subject to the satisfaction or waiver by Change Technology of the following conditions prior to the effective time of the merger:

•	all of Franklin Capital’s representations shall be true and correct in all material respects;

•	Franklin Capital shall have fully performed all of its obligations under the merger agreement;

•	Change Technology shall have received the opinion of Paul, Weiss, Rifkind, Wharton & Garrison to the effect that the merger will be treated as a reorganization under Section 368(a) of the Internal Revenue Code;

•	Franklin Capital shall have received stockholder approval to withdraw its election to be treated as a business development company under the 1940 Act and Franklin Capital shall have taken all necessary action to withdraw such election; and

•	Franklin Capital shall have received the consent of a majority of the holders of Series A preferred stock to the designation of Spencer Brown and Irving Levine as the two directors of the Franklin Capital board of directors that such preferred stockholders are entitled to elect.

      On April 3, 2002, Change Technology and Franklin Capital entered into an amendment to the merger agreement whereby Franklin Capital amended the condition that Change Technology have not less than $9,000,000 cash on hand less certain permitted amounts at closing and consented to the loan from Change Technology to Franklin Capital of $4,708,200 in connection with the Dial acquisition. The amendment is included as part of Appendix A to this joint proxy statement/ prospectus. The amount of cash and cash equivalents that Change Technology is required to have on hand at closing is reduced by, among other things, the principal amount outstanding on the note issued by Change Technology in connection with the Dial Acquisition.

Termination of the Merger Agreement

      The merger agreement may be terminated at any time by the mutual written consent of Franklin Capital and Change Technology.

      In addition, either Franklin Capital or Change Technology may terminate the merger agreement:

•	if any required approval of the stockholders of Franklin Capital or Change Technology, as the case may be, is not obtained;

•	if the merger has not been consummated by June 30, 2002; provided, that the failure to consummate the merger is not the result of a willful and material breach of the merger agreement by the party seeking to terminate the merger agreement;

•	if a governmental entity shall have issued an order prohibiting or restraining the merger and such order is final and nonappealable; or

•	if the other party has breached the requirements of the merger agreement relating to (i) holding a stockholders meeting or (ii) acquisition proposals; provided, that the party seeking to terminate is not in material breach of the merger agreement.

      Franklin Capital may terminate the merger agreement if:

•	Franklin Capital’s board has received the advice of independent counsel that a failure to terminate would be a breach of the board’s fiduciary duties to its stockholders; provided, that Franklin Capital has provided three business days prior notice of such intention to terminate to Change Technology; or

•	Change Technology’s board has changed its recommendation with respect to the merger, Change Technology’s board has recommended a superior acquisition proposal or a tender offer is commenced with respect to Change Technology’s stock and the board of Change Technology has not recommended against such tender offer.

      Change Technology may terminate the merger agreement if:

•	Change Technology’s board has received the advice of independent counsel that a failure to terminate would be a breach of the board’s fiduciary duties to its stockholders; provided, that Change Technology has provided three business days prior notice of such intention to terminate to Franklin Capital; or

•	Franklin Capital’s board has changed its recommendation with respect to the merger, Franklin Capital’s board has recommended a superior acquisition proposal or a tender offer is commenced with respect to Franklin Capital stock and the board of Franklin Capital has not recommended against such tender offer.

Fees and Expenses

      Unless the merger agreement provides otherwise, Franklin Capital and Change Technology will each pay their own costs and expenses related to the merger and the merger agreement. Fees related to the preparation and filing of this joint proxy statement/prospectus will be borne by Franklin Capital and Change Technology equally.

      Franklin Capital will be required to pay a break-up fee of $500,000 plus expenses not to exceed $250,000 if it terminates the agreement because of a superior acquisition proposal or because Change Technology has changed its recommendation in a manner adverse to Franklin Capital with respect to the merger. Change Technology will be required to pay a $500,000 break-up fee plus expenses not to exceed $250,000 if it terminates the agreement because of a superior acquisition proposal or because Franklin Capital has changed its recommendation in a manner adverse to Change Technology with respect to the merger.

Accounting Treatment

      Upon closing of the transaction, Change Technology stockholders will own approximately 80% of Franklin Capital common stock, with the balance being held by Franklin Capital’s current stockholders. In accordance with accounting principles generally accepted in the United States, Change Technology was deemed to be the accounting acquiror based on the relative post merger voting interest and Board representation, as well as the market capitalization of the predecessors immediately prior to initiation of the merger. Therefore, the acquisition will be accounted for by Change Technology using the purchase method of accounting, although Franklin Capital remains the surviving legal entity and the registrant for SEC reporting purposes. Change Technology will allocate the estimated purchase price to the net tangible and amortizable intangible assets acquired, and intangible assets with indefinite lives, based on their respective fair values at the date of the completion of the merger. Any excess of the estimated purchase price over those fair values will be accounted for as goodwill.

      In accordance with the Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” goodwill and intangible assets with indefinite lives resulting from business combinations completed subsequent to June 30, 2001 will not be amortized but instead will be tested for impairment at least annually (more frequently if certain indicators are present). Change Technology has not yet completed the adoption of SFAS 142; therefore, an estimate of annual amortization is not available.

      In the event that the management of the combined company determines that the value of goodwill or intangible assets with indefinite lives has become impaired, the combined company will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made. In addition, in the event that the management of the combined company determines that the useful life of any intangible assets with indefinite lives has become definite, the intangible asset will be amortized over its remaining useful life, and the combined company will incur an accounting charge related to such amortization during each fiscal quarter of the intangible asset’s remaining useful life.

Certain Legal Matters

      Certain federal or state regulatory requirements or approvals (in addition to those that arise in connection with the registration of Franklin Capital common stock to be issued in the merger and the effectiveness of this joint proxy statement/ prospectus), must be complied with or obtained in connection with the merger.

Federal Securities Law Consequences

      Generally, all Franklin Capital common stock issued in connection with the merger will be freely transferable, except that any Franklin Capital common stock received by persons who are deemed to be “affiliates” (as such term is defined under the Securities Act of 1933, as amended) of Change Technology or Franklin Capital prior to the merger may be sold by them only in transactions permitted by the resale provisions of Rule 145 under the Securities Act with respect to affiliates of Change Technology, or Rule 144 under the Securities Act with respect to persons who are or become affiliates of Franklin Capital, or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of Change Technology or Franklin

Capital generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of such party as well as principal stockholders of such party.

      Affiliates may not sell their shares of Franklin Capital common stock acquired in connection with the merger, except pursuant to an effective registration under the Securities Act covering such shares or in compliance with Rule 145 (or Rule 144 under the Securities Act in the case of persons who become affiliates of Franklin Capital) or another applicable exemption from the registration requirements of the Securities Act. In general, under Rule 145, for one year following the closing date an affiliate, together with certain related persons, would be entitled to sell shares of Franklin Capital common stock acquired in connection with the merger only through unsolicited “broker transactions” or in transactions directly with a “market maker,” as such terms are defined in Rule 144. Additionally, the number of shares to be sold by an affiliate (together with certain related persons and certain persons acting in concert) within any three-month period for purposes of Rule 145 may not exceed the greater of 1% of the outstanding shares of Franklin Capital common stock or the average weekly trading volume of such stock during the four calendar weeks preceding such sale. Rule 145 would only remain available, however, to affiliates if Franklin Capital remained current with its informational filings with the Commission under the Exchange Act. Beginning one year after the closing date, an affiliate would be able to sell such Franklin Capital common stock without such manner of sale or volume limitations provided that Franklin Capital was current with its Exchange Act informational filings and such affiliate was not then an affiliate of Franklin Capital. Two years after the closing date, an affiliate would be able to sell such shares of Franklin Capital common stock without any restrictions so long as such affiliate had not been an affiliate of Franklin Capital for at least three months prior thereto. See “The Merger Agreement — Certain Covenants.”

Market Listing

      Franklin Capital has agreed to use its best efforts to cause the shares of Franklin Capital common stock to be issued in the merger to be listed on the American Stock Exchange.

Delisting and Deregistration of Change Technology Common Stock

      Following the consummation of the merger, Change Technology common stock will be delisted from the over-the-counter bulletin board and will become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act. Change Technology intends to terminate the registration of Change Technology common stock under the Exchange Act as soon as practicable following the consummation of the merger. Upon termination of registration, Change Technology will cease to be a reporting company.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

General

      The following describes the material federal income tax consequences that are generally applicable to U.S. Holders of Change Technology shares of the merger and the exchange of Change Technology common stock for shares of Franklin Capital common stock. However, this discussion does not address all aspects of taxation that may be relevant to particular U.S. Holders in light of their personal investment or tax circumstances or to persons that are subject to special tax rules. In particular, this discussion deals only with U.S. Holders that hold Change Technology shares as capital assets within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, this description of U.S. tax consequences does not address the tax treatment of special classes of U.S. Holders, such as banks, insurance companies, tax-exempt entities, financial institutions, broker-dealers, persons holding Change Technology shares as part of a hedging or conversion transaction or as part of a “straddle,” U.S. expatriates, persons subject to the alternative minimum tax, and Non-U.S. Holders (as defined below). This discussion may not be applicable to holders who acquired Change Technology shares pursuant to the exercise of options or warrants or otherwise as compensation. Furthermore, this discussion does not give a detailed discussion of any state, local or foreign tax considerations. We urge you to consult your own tax advisor as to the specific tax consequences of the merger, including the applicable federal, state, local and foreign tax consequences to you of the merger.

      As used herein, a “U.S. Holder” of Change Technology shares means a holder of Change Technology shares who or that is for U.S. Federal income tax purposes (i) a citizen or resident of the United States, (ii) a corporation or other entity taxable as a corporation organized under the laws of the United States or any political subdivision thereof (including the States and the District of Columbia), (iii) a trust if a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have authority to control all substantial decisions of the trust; or (iv) any person that is subject to U.S. Federal income tax on its worldwide income (each of the foregoing, a “U.S. Holder”). As used herein, a “Non-U.S. Holder” means any holder of Change Technology shares who is not a “U.S. Holder.”

      This discussion is based on the Code, applicable Department of Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this joint proxy statement/prospectus, as well as representations as to factual matters to be made by, among others, Franklin Capital and Change Technology. Future legislative, judicial, or administrative changes or interpretations, which may or may not be retroactive, or the failure of any such factual representation to be true, correct and complete in all material respects, may adversely affect the accuracy of the statements and conclusions described in this document. Neither Franklin Capital nor Change Technology is currently aware of any facts or circumstances that would cause any of their respective representations to be made by it to their respective counsel to be untrue or incorrect in any material respect.

Material Tax Consequences of the Merger

      It is a condition to the closing of the merger that Franklin Capital and Change Technology each receive an opinion from their respective counsel, based on assumptions and representations made by Franklin Capital and Change Technology, that the merger will be treated as a “reorganization” within the meaning of

Section 368(a) of the Code. As a reorganization, the material federal income tax consequences of the merger will be as follows:

(a) The merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code for United States federal income tax purposes, and Change Technology and Franklin Capital will each be a party to such reorganization within the meaning of Section 368(b) of the Internal Revenue Code.

(b) No gain or loss will be recognized by Change Technology or Franklin Capital as a result of the merger.

(c) No gain or loss will be recognized by Change Technology shareholders upon receipt of Franklin Capital common stock in exchange for Change Technology common stock.

(d) The aggregate tax basis of the shares of Franklin Capital common stock that you receive in exchange for your Change Technology common stock in the merger will be the same as the aggregate tax basis of your Change Technology common stock exchanged.

(e) The holding period for shares of Franklin common stock that you receive in the merger will include the holding period of the Change Technology common stock exchanged.

      The obligation of Franklin Capital to complete the merger is conditioned upon its receipt of an opinion from Weil, Gotshal & Manges that the merger will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. The obligation of Change Technology to complete the merger is conditioned upon its receipt of an opinion from Paul, Weiss, Rifkind, Wharton & Garrison that the merger will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. These opinions of counsel referred to above will be based in part upon representations, made as of the effective time of the merger by Franklin Capital and Change Technology, which counsel will assume to be true, correct and complete. If the representations are inaccurate, the opinions of counsel could be adversely affected. No ruling has been sought from the Internal Revenue Service as to the United States federal income tax consequences of the merger, and the opinions of counsel will not be binding upon the Internal Revenue Service or any court.

Reporting Requirements

      You will be required to attach a statement to your tax returns for the taxable year in which the merger is completed that contains the information set forth in Section 1.368-3(b) of the Department of Treasury regulations. The statement must include your tax basis in the Change Technology common stock surrendered and a description of the Franklin Capital common stock received in the merger.

FRANKLIN CAPITAL CHARTER AMENDMENT

      The Franklin Capital board of directors has adopted an amendment to Franklin Capital’s certificate of incorporation, subject to stockholder approval, to increase the number of authorized shares from 10,000,000 shares to 31,000,000 shares. The proposed amendment is attached as Appendix C to this joint proxy statement/prospectus. The authorized shares of Franklin Capital will consist of 25,000,000 shares of common stock and 6,000,000 shares of preferred stock. At Franklin Capital’s special meeting, Franklin Capital stockholders will be asked to consider and vote on the proposed amendment to the certificate of incorporation.

      The affirmative vote of a majority of the outstanding common stock and Series A preferred stock of Franklin Capital, voting separately, entitled to vote at the special meeting is required to approve this proposal. If this proposal is approved, the amendment to the certificate of incorporation will become effective upon acceptance of its filing by the State of Delaware.

      The certificate of incorporation currently authorizes 10,000,000 shares of Franklin Capital stock, 5,000,000 shares of common stock and 5,000,000 shares of preferred stock, of which 1,505,888 common shares were issued and 1,071,900 common shares were outstanding and 645 Series A preferred shares were issued and outstanding as of April 22, 2002. 112,500 common shares were reserved for issuance under Franklin Capital’s stock option plans as of April 22, 2002.

      Based on the number of shares of Change Technology issued and outstanding as of April 22, 2002, Franklin Capital anticipates that if the merger is consummated, it will issue 4,442,000 shares of Franklin Capital common stock pursuant to the exchange ratio of 1.0 share of Franklin Capital common stock for each 40.985 shares of Change Technology common stock. In order for Franklin Capital to issue a sufficient number of shares of common stock to comply with the terms of the merger agreement and consummate the merger, Franklin Capital must amend its certificate of incorporation to increase the number of shares of common stock authorized to be issued by Franklin Capital.

      In addition to the shares being issued in connection with the merger, Franklin Capital believes the increase in the authorized shares is desirable to enhance Franklin Capital’s flexibility in connection with possible future transactions, capital raising, stock splits, stock dividends, financing transactions, employee benefit plan issuances and such other corporate purposes as may arise. Having shares available for issuance in the future will give Franklin Capital greater flexibility to issue shares without the expense and delay of a stockholders’ meeting. Such a delay might deny Franklin Capital the flexibility the board of directors views as important in facilitating effective use of its securities.

      The Franklin Capital board of directors recommends that Franklin Capital stockholders vote “FOR” the amendment to the certificate of incorporation.

WITHDRAWAL OF FRANKLIN CAPITAL’S ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY

      Franklin Capital has elected to be regulated as a business development company as that term is defined under the 1940 Act. As such, Franklin Capital is subject to a number of provisions of the 1940 Act applicable to registered investment companies. Section 58 of the 1940 Act provides that a business development company may not change the nature of its business so as to cease to be, or withdraw its election as, a business development company unless it is authorized to do so by a majority of its outstanding voting securities.

      If Franklin Capital’s stockholders approve withdrawal of its business development company status, the withdrawal will become effective only upon the Securities and Exchange Commission’s receipt of Franklin Capital’s notice of election to withdraw. After Franklin Capital’s election of withdrawal becomes effective, Franklin Capital will no longer be subject to the regulatory provisions of the 1940 Act for business development companies such as insurance, custody, composition of the board, affiliated transactions and compensation arrangements. Even after Franklin Capital withdraws its election as a business development company, it will continue to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended. Under the Exchange Act, Franklin Capital would continue to file periodic reports on Form 10-K and Form 10-Q as well as reports on Form 8-K and proxy statements and any other reports required under the Exchange Act.

      It is a condition to the merger with Change Technology that Franklin Capital’s stockholders approve the withdrawal of Franklin Capital’s election to be regulated as a business development company and that all necessary action to withdraw such election has been taken by Franklin Capital.

      If the merger with Change Technology is consummated, Franklin Capital contemplates changing the nature of its business to focus on developing and acquiring assets primarily in the media and advertising business and to further grow and expand its subsidiary, Excelsior Radio. If the merger is consummated, Franklin Capital will no longer focus its business on providing private investment capital to private and undervalued public companies. Franklin Capital believes that withdrawing its status as a business development company will allow it the flexibility to pursue its revised business objectives.

      As an operating company, the nature of Franklin Capital’s business will change from investing in a portfolio of securities to achieve gains on appreciation and dividend income, to becoming actively engaged in the management of a business for the generation of income from those operations. Thus, withdrawal of Franklin Capital’s status as a business development company will result in a significant change in Franklin Capital’s method of accounting from the value method of accounting required of investment companies to either fair value or historical cost accounting, depending on the classification of the investment and Franklin Capital’s intent with respect to the period it intends to hold the investment. See “Pro Forma Financial Information.”

      The affirmative vote of (A) 67% of the securities voted at the special meeting if more than 50% of the outstanding voting securities are present in person or by proxy at the meeting or (B) more than 50% of the outstanding voting securities, whichever is less, is necessary to approve this proposal.

      The Franklin Capital board of directors recommends that Franklin Capital stockholders vote “FOR” the proposal to approve the withdrawal of Franklin

Capital’s election to be regulated as a business development company under the 1940 Act.

AMENDMENTS TO FRANKLIN CAPITAL’S STOCK INCENTIVE PLAN

      At the special meeting of Franklin Capital stockholders, the Franklin Capital common and Series A preferred stockholders, voting together as a single class, will be asked to vote on and approve an amendment to Franklin Capital’s Stock Incentive Plan increasing the number of common shares authorized under such plan from 67,500 to 1,000,000. See “Business of Franklin Capital — Stock Option Plans.”

      Pursuant to the terms of the merger agreement, if the merger is consummated, each outstanding option to purchase Change Technology common stock will, at the effective time of the merger, be converted into an option to purchase that number of Franklin Capital common stock that such Change Technology optionholder would be entitled to receive if the option had been exercised immediately prior to the effective time of the merger.

      Based upon options to purchase 15,715,374 shares of Change Technology common stock outstanding as of April 22, 2002, Franklin Capital will issue options to purchase 383,442 shares of Franklin Capital common stock if the merger is consummated.

      Franklin Capital’s Stock Incentive Plan is proposed to be amended to allow directors of Franklin Capital to participate in the plan. If approved, past and current directors of Franklin Capital will be granted options to purchase shares of Franklin Capital common stock under the Stock Incentive Plan. See “The Merger Proposal — Interests of Certain Persons in the Merger.”

      The affirmative vote of a majority of Franklin Capital common and Series A preferred shares, voting together as a single class, present at the Franklin Capital special meeting in person or by proxy is necessary to approve this proposal.

      The Franklin Capital board of directors unanimously recommends a vote “FOR” this proposal.

ELECTION OF PREFERRED STOCK DIRECTOR OF FRANKLIN CAPITAL

      It is a condition to the consummation of the merger that both Irving Levine and Spencer L. Brown be appointed as the Series A preferred stockholders’ directors of Franklin Capital. Irving Levine currently serves as a director of Franklin Capital; thus, the Series A preferred stockholders voting as a separate class are being asked to elect Spencer L. Brown to serve on the Franklin Capital board of directors for a term of one year or until his successor is duly elected and qualified.

      Mr. Brown is 36 years old and has been Senior Vice President of Franklin Capital since November 1995, Secretary of Franklin Capital since October 1994 and was Vice President from August 1994 to November 1995. Mr. Brown is the son of Mr. Stephen L. Brown, the Chairman and Chief Executive Officer of Franklin Capital. If elected, Mr. Spencer L. Brown will be an “interested person” of Franklin Capital because he is Senior Vice President and Secretary of Franklin Capital. For more information about the board of directors see “Franklin Capital Management.”

      The affirmative vote of a majority of the Series A preferred shares present at the meeting and entitled to vote is necessary to approve the election of Spencer Brown as a director.

      The Franklin Capital board unanimously recommends a vote “FOR” the election of Spencer L. Brown to serve as a Series A preferred director.

CHANGE TECHNOLOGY PROPOSAL TO APPROVE

OPTION GRANT TO WILLIAM AVERY

      Change Technology common and Series A preferred stockholders are being asked to approve the grant to William Avery of an option to purchase 6,000,000 shares of Change Technology common stock pursuant to the terms and conditions of a Stock Option Agreement dated September 21, 2001 between Change Technology and William Avery. In addition, Mr. Avery was granted options to purchase 3,000,000 shares of Change Technology common stock under Change Technology’s 2000 Stock Option Plan. Issuance of these options does not require stockholder approval.

      Pursuant to the Stock Option Agreement, the option to Mr. Avery was granted in accordance with the terms and conditions of Change Technology’s 2000 Stock Option Plan, although the option was granted outside of such plan. The option award was granted outside of the plan because the terms of the plan would not allow a grant of this size.

      Twenty- five percent (25%) of the option vests on each of the first four anniversaries of the date of the option grant. The option can be exercised for $0.03 per share. Mr. Avery received this option grant in connection with his appointment as Chief Executive Officer of Change Technology as a retention and incentive mechanism.

      If the merger is consummated, all of Mr. Avery’s options will be converted into options to purchase that number of shares of Franklin Capital common stock that the options would have been converted into had they been exercised just prior to the merger.

      The affirmative vote of a majority of the Change Technology common and Series A preferred stock voting together as a single class entitled to vote and present in person or by proxy at the Change Technology annual meeting is necessary to approve this proposal.

      The Change Technology board of directors unanimously recommends a vote “FOR” this proposal.

ELECTION OF CHANGE TECHNOLOGY DIRECTORS

      Five (5) directors are to be elected at the annual meeting of Change Technology to hold office until the next annual meeting or until their successors are duly elected and qualified. Proxies of Change Technology stockholders will be voted in accordance with the directions stated on the card, or if no directions are stated, for election of the five nominees listed below. The nominees for election who are named below are willing to be duly elected and to serve. However, in the event that a nominee is unable to serve, or is otherwise unavailable for election, at the time of election, the persons named in the accompanying proxy will vote, in their discretion, for a nominee, if any, recommended by the Change Technology board. Information concerning each nominee, including his principal occupation during the past five years and current directorships, is set forth below.

      Each of Change Technology’s directors was elected in 2000 to serve a one-year term or until their successors were duly elected and qualified. However, because Change Technology never had a 2001 Annual Meeting of Stockholders, they have been nominated for re-election at the 2002 Annual Meeting.

William Avery

      Mr. Avery has served as Change Technology’s President and Chief Executive Officer since July 2, 2001. From March 28, 2000 to March 16, 2001, Mr. Avery served as a Managing Director of Change Technology. He has served as a director since September 12, 2000. Mr. Avery also serves as the Chairman of the Nominating Committee. Mr. Avery served as a managing partner of FG II Ventures, LLC (“FGII”), from October 1, 1999 to July 2, 2001. Prior to working with FGII, Mr. Avery was Corporate Senior Vice President and President of the International Division of CUC International Inc. (“CUC”), which merged with Cendant Corporation. With CUC, Mr. Avery developed CUC’s overseas memberships and Internet businesses. Mr. Avery is 52 years of age.

James M. Dubin

      Mr. Dubin has served as a director of Change Technology since March 28, 2000. Mr. Dubin also serves as a member of the Compensation Committee. Mr. Dubin is also a Senior Partner and Co-Chair of the Corporate Department of Paul, Weiss, Rifkind, Wharton & Garrison, an international law firm headquartered in New York City, where he has worked since 1974. Mr. Dubin serves on the board of directors of Carnival Corporation, the world’s largest cruise line operator, and Conair Corporation, an international designer, manufacturer and marketer of branded consumer products. Mr. Dubin is 55 years of age.

Michael Gleason

      Mr. Gleason has been Chairman of the Board since March 28, 2000. Mr. Gleason serves as a member of the Audit and Compensation Committees. He is also the Managing Partner of The Culmen Group, which has public and private equity investments in media, fixed income securities, oil and gas production and real estate, where he has worked since 1993. Mr. Gleason also represents Seven Network Australia in the United States and serves as Vice President of Seven Network (U.S.). Mr. Gleason also serves on the board of directors of Metro-Goldwyn-Mayer Inc., a producer and distributor of television programs and theatrical motion pictures. Mr. Gleason is 47 years of age.

William E. Lipner

      Mr. Lipner has been a director of Change Technology since March 28, 2000. Mr. Lipner serves as the Chairman of the Compensation Committee and is a member of the Nominating Committee. He is also Chairman and Chief Executive Officer of

NFO World Group, Inc., the world’s third largest marketing information/market research company. Mr. Lipner also serves on the board of directors of Crane Co., a diversified aerospace engineering and manufacturing company. Mr. Lipner is 54 years of age.

Michael J. Levitt

      Mr. Levitt has been a director of Change Technology since November 7, 2001. He currently acts as a private investor. From 1996 until 2001, Mr. Levitt was a partner with Hicks, Muse, Tate & Furst, Incorporated. He was involved in originating, structuring and monitoring Hicks Muse’s investments, primarily in the media and branded food industries, and he served as the partner principally responsible for the firm’s relationships with investment banks and commercial banking firms worldwide. Mr. Levitt also managed Hicks Muse’s New York Office. Mr. Levitt serves as a director of IDT Corporation. Mr. Levitt is 43 years of age.

      For more information, see “Change Technology Management.”

      The affirmative vote of a majority of the shares of Change Technology common stock and Series A preferred stock voting together as a single class entitled to vote and present at the annual meeting in person or by proxy is necessary to elect the above nominees for director.

      The Change Technology board of directors unanimously recommends a vote “FOR” the above nominees for director.

BUSINESS OF FRANKLIN CAPITAL

      Franklin Capital is a Delaware corporation operating as a business development company (“BDC”) under the 1940 Act. Franklin Capital’s common stock has been listed on the American Stock Exchange since October 1, 1987.

      As a BDC, Franklin Capital’s objective is to achieve capital appreciation through long-term investments in businesses believed to have favorable growth potential. In the past Franklin Capital has participated in start-up and early stage financing, expansion or growth financing, leveraged buy-out financing and restructurings in a variety of industries. Since 1997, Franklin Capital has been focused principally on securities issued by companies involved in early stage high technology sectors such as wireless communications, other telecommunications services, internet software and information services.

Acquisition of Excelsior Radio Networks

      On August 28, 2001, Franklin along with the Sunshine Wireless LLC purchased the assets of Winstar Radio Networks, Global Media and Winstar Radio Productions (collectively, “WRN”) for a total purchase price of $6.25 million. Change Technology Partners, Inc., a public company, provided $2.25 million of senior financing for the deal.

      The acquisition was consummated through eCom Capital, Inc., subsequently renamed Excelsior Radio Networks, Inc., a then wholly owned subsidiary of Franklin Capital. Franklin Capital’s total investment was $2.5 million consisting of $1.5 million in cash and a $1 million note payable to WRN. The note was due February 28, 2002 with interest at 3.54% and has a right of set-off against certain representations and warranties made by WRN. Pursuant to the terms of the loan from Change Technology, if Franklin Capital and Change Technology had not mutually agreed to a term sheet regarding a business combination on or before December 31, 2001, Change Technology would have the right to accelerate the payment of all principal and interest due on the loan. Change Technology also received a warrant to purchase 482,955 shares of common stock of Excelsior Radio at an exercise price of $1.125 per share. In October 2001, a legal proceeding was filed against WRN, which also named Franklin Capital as a defendant, in which the representations and warranties made by WRN have been challenged. Until the time that this action is settled, the due date of the note is extended indefinitely. Additionally, Franklin Capital provided a $150,000 note receivable to Excelsior Radio. In connection with this note, Franklin Capital was granted warrants to acquire 12,879 shares of Excelsior Radio common stock at an exercise price of $1.125 per share. The note bears interest at 10% per annum and is issued for a ninety-day rolling period. As of December 31, 2001, $75,000 of this note has been repaid. In addition, Franklin Capital has the right to nominate four directors to Excelsior Radio’s seven-person board of directors. Change Technology has the right to nominate one director to Excelsior Radio’s board. Currently William Avery serves as the Change Technology representative on Excelsior Radio’s board, Stephen L. Brown and Spencer L. Brown serve as Franklin Capital’s representatives on Excelsior Radio’s board.

      At the closing, Franklin Capital entered into a services agreement with Excelsior Radio whereby Franklin Capital will provide Excelsior Radio with certain management services. In consideration for the services provided, for a period of six months from the closing of the transaction, Franklin Capital will receive $30,000 per month and be reimbursed for all direct expenses. Subsequently, Franklin Capital’s monthly fee will be determined by a majority of the non-Franklin directors on Excelsior Radio’s board; however, the management fee will be no less than $15,000 per month and Franklin Capital will continue to be reimbursed for all direct expenses. Finally, Franklin Capital’s chief financial officer will serve as Excelsior Radio’s chief financial officer, and his salary and benefits will be allocated between Excelsior Radio and Franklin Capital 80% and 20%, respectively. During the year ended December 31, 2001, Franklin Capital earned $120,000 in management fees and was reimbursed $40,156 for salary and benefits of Franklin Capital’s chief financial officer, which was recorded as a reduction of expenses of Franklin Capital.

      On April 3, 2002, Dial Communications Global Media, Inc. (“Newco”), a newly formed wholly-owned subsidiary of Excelsior Radio completed the acquisition of substantially all of the assets of Dial Communications Group, Inc. (“DCGI”), and Dial Communications Group, LLC (“DCGL” and together with DCGI, the “Dial Entities”) used in connection with the Dial Entities’ business of selling advertising relating to radio programming (the “Dial Acquisition”). The Dial Acquisition was completed pursuant to the Asset Purchase Agreement (the “Purchase Agreement”), dated as of April 1, 2002, by and among the Dial Entities, Franklin Capital and Excelsior Radio. Immediately prior to the closing of the transactions contemplated by the Purchase Agreement, Excelsior Radio assigned all of its rights and obligations under the Purchase Agreement, as well as certain other assets and liabilities relating to the portion of Excelsior Radio’s business dedicated to the sale of advertising relating to radio programming, to Newco.

      The total purchase price for the Dial Acquisition will be an amount between $8,800,000 and $13,557,500. The initial consideration for the Dial Acquisition consisted of $6,500,000 in cash and a three year promissory note bearing interest at 4.5% issued by Newco in favor of DCGL in the aggregate principal amount of $460,000. In addition, the Purchase Agreement provides for the minimum payment of $1,920,000 of additional consideration, which is subject to increase to a maximum amount of $6,597,500 based upon the attainment of certain revenue and earnings of objectives in 2002 and 2003. The additional consideration will be comprised of both cash and two additional promissory notes bearing interest at 4.5% issued by Newco in favor of DCGL, each with an initial aggregate principal amount of $460,000 that is subject to increase upon the attainment of such revenue and earnings objectives. Each of the promissory notes issued in consideration of the Dial Acquisition is convertible into shares of Franklin Capital’s common stock at a premium of 115% to 120% of the average closing prices of Franklin Capital’s common stock during a specified pre and post closing measurement period. Excelsior Radio has paid to Franklin Capital an amount equal to $300,000 in consideration of Franklin Capital’s obligations in connection with any Franklin Capital common stock that may be issued pursuant to the terms of the Purchase Agreement or the promissory notes issued in consideration of the Dial Acquisition.

      Change Technology and Sunshine Wireless LLC, both existing stockholders of Excelsior Radio, loaned Excelsior Radio an aggregate amount of $7,000,000 to finance the initial consideration of the Dial Acquisition. The obligations under the loans are secured by certain of Excelsior Radio’s assets.

Proposed Merger with Change Technology Partners, Inc.

      On December 4, 2001, Change Technology and Franklin Capital entered into a definitive agreement and plan of merger pursuant to which Change Technology will be merged with and into Franklin Capital. Under the terms of the merger agreement, Change Technology’s common stockholders will receive one share of Franklin Capital common stock for each 40.985 shares of Change Technology common stock that they own. Change Technology’s Series A preferred stockholders will receive one share of Franklin Capital Series B preferred stock for each share of Change Technology Series A preferred stock they own. As a result of the merger, Franklin Capital will issue approximately 4,442,000 shares of its common stock and 645 shares of its Series B preferred stock to Change Technology stockholders.

      Upon closing of the transaction, Change Technology stockholders will own approximately 80% of Franklin Capital, with the balance being held by Franklin Capital’s current stockholders. The boards of directors of both companies have approved the transaction, subject to the receipt of stockholder approval by both Franklin Capital and Change Technology stockholders and the satisfaction or waiver of conditions to the merger.

      Concurrently with the execution of the merger agreement, the parties entered into a stock purchase agreement pursuant to which Change Technology agreed to purchase 250,000 shares of common stock of Excelsior Radio from Franklin Capital for an aggregate purchase price of $250,000. In the event that the merger between Franklin Capital and Change Technology is terminated pursuant to the terms of the merger agreement, Franklin Capital is required to repurchase all of such common stock from Change Technology at a repurchase price equal to $250,000, plus interest thereon at an annual rate of 10% from December 4, 2001 to the date of repurchase. As a result of this transaction, Franklin Capital owns 50.8% of Excelsior Radio on a fully diluted basis and has 58.2% of voting control, and Change Technology owns 16.5% of Excelsior Radio on a fully diluted basis and has 6.5% of voting control.

      The transactions contemplated by the merger agreement are intended to result in Franklin Capital no longer being subject to the 1940 Act because of the change in the nature of its business. However, Franklin Capital cannot change the nature of its business so as to cease to be regulated as a business development company unless such change is approved by Franklin Capital’s stockholders in accordance with the 1940 Act. See “Withdrawal of Franklin Capital’s Election to be Regulated as a Business Development Company.”

Current Portfolio of Investments

      Franklin Capital invests primarily in equity securities, for example common stock, preferred stock, convertible preferred stock or other equity derivatives such as options, warrants or rights to acquire stock. As of December 31, 2001, Franklin Capital’s portfolio of investments is a composite of illiquid investments in developing companies and one investment in a publicly traded development stage company.

      Franklin Capital has invested a substantial portion of its assets in private development stage or start-up companies. The current portfolio, other than Excelsior Radio, is invested in securities issued by companies involved in early stage high technology sectors such as wireless communications, other telecommunications services, Internet software and information services.

      Franklin Capital’s most significant investment is in Excelsior Radio Networks, Inc. As of December 31, 2001, Franklin Capital owned 50.8% of Excelsior Radio on a fully diluted basis and had 58.2% of voting control.

      Excelsior Radio creates, produces, distributes and is a sales representative for national radio programs and offers other miscellaneous services to the radio industry. Excelsior Radio offers radio programs to the industry in exchange for commercial broadcast time, which Excelsior Radio sells to national advertisers. Excelsior Radio currently offers in excess of 100 radio programs to over 2,000 radio stations across the country. The group of radio stations who contract with Excelsior Radio to broadcast a particular program constitutes a radio network. Excelsior Radio derives its revenue from selling the commercial broadcast time on its radio networks to advertisers desiring national coverage.

      Excelsior Radio derives its revenues from its sales representation division which operates under the name Global Media. The sales representation division operates as a sales staff for other nationally syndicated program producers who do not wish to sell their own product. The sales representation division generates its revenues by selling network advertising time for third party program producers and retaining a sales commission on gross revenue.

      Excelsior Radio currently produces 23 network programs targeting the most popular radio formats, including adult contemporary, rock, urban oldies, album oriented rock, comedy and country. Excelsior Radio produces both short form and long form programs. Short form features are daily two to three minute vignettes and include such programs as African Americans Making History. Long form programs, such as Walt “Baby” Love’s the Countdown and Gospel Traxx, Keeping the Seventies Alive, Behind the Hits and All Star Mix are programs that range from one to four hours in length. Excelsior Radio offers these programs to radio stations free of charge. The radio stations airing these programs become networks for Excelsior Radio to sell advertising time. Excelsior Radio sells the commercial broadcast time inside of these networks to advertisers desiring national coverage. For a fuller description of Excelsior Radio, see “Business of Excelsior Communications Corporation.”

Presentation of Financial Information

      Franklin Capital presents its financial statements in accordance with Securities and Exchange Commission regulations in the format applicable to investment companies and accounting principles generally accepted in the United States. Generally, investments are reported at fair market value rather than cost, including investments in wholly owned subsidiaries. Because of such reporting requirements, the operating results of Excelsior Radio are not included in the consolidated operating results of Franklin Capital, and instead, Franklin Capital reports only the fair value of its investments in such companies. If Franklin Capital withdraws its status as a BDC, Franklin Capital will consolidate Excelsior Radio’s operations with its own operations, and unrealized gains and losses on its other investments will be shown as accumulated other comprehensive income (loss) in stockholders’ equity. See “Pro Forma Financial Information.”

Illiquidity of Investments

      A majority of Franklin Capital’s investments consist of securities acquired directly from the issuer in private transactions. They may be subject to restrictions on resale or otherwise be illiquid. Franklin Capital anticipates that there may not be an established trading market for such securities. Additionally many of the securities that Franklin Capital may invest in will not be eligible for sale to the public without registration under the Securities Act of 1933, which could prevent or delay any sale by Franklin Capital of such investments or reduce the proceeds that might otherwise be realized therefrom. Restricted securities generally sell at a price lower than similar securities not subject to restrictions on resale. Further, even if a portfolio company (hereinafter referred to as an “investee”) registers its securities and becomes a reporting corporation under the Securities Exchange Act of 1934, Franklin Capital may be considered an insider by virtue of its board representation and would be restricted in sales of such corporation’s securities.

Managerial Assistance

      Franklin Capital, as a BDC, is required by the 1940 Act to make significant managerial assistance available to its portfolio companies. “Making available significant managerial assistance” as defined in the 1940 Act with respect to a business development company such as Franklin Capital means (a) any arrangement whereby a BDC, through its directors, officers, employees or general partners, offers to provide, and if accepted, does so provide significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company; or (b) the exercise of a controlling influence over the management or policies of a portfolio company by a BDC acting individually or as a part of a group acting together which controls such portfolio company. The nature, timing and amount of managerial assistance provided by Franklin Capital vary depending upon the particular requirements of each portfolio company.

      In connection with its managerial assistance, Franklin Capital may be represented by one or more of its officers or directors on the board of directors of a portfolio company. Franklin Capital’s goal has been to assist each portfolio company in establishing its own independent and effective board of directors and management.

      If the merger with Change Technology is consummated, Franklin Capital intends to focus on creating, producing and selling programs to the radio industry, which it will principally accomplish through Excelsior Radio.

Need for Follow-on Investments

      Following its initial investments in portfolio companies, Franklin Capital has made additional investments in such portfolio companies as “follow-on” investments, in order to increase its investment in a portfolio company, and have exercised warrants, options or convertible securities that were acquired in the original financing. Such follow-on investments have been made for a variety of reasons including: 1) to increase Franklin Capital’s exposure to a portfolio company, 2) to acquire securities issued as a result of exercising convertible securities that were purchased in a prior financing, 3) to preserve or reduce dilution of Franklin Capital’s proportionate ownership in a subsequent financing, or 4) in an attempt to preserve or enhance the value of Franklin Capital’s investment. There can be no assurance that Franklin Capital will make follow-on investments or have sufficient funds to make such investments; Franklin Capital will have the discretion to make any follow-on investments as it determines, subject to the availability of capital resources. The failure to make such follow-on investments may, in certain circumstances, jeopardize the continued viability of an investee and Franklin Capital’s initial investment, or may result in a missed opportunity for Franklin Capital to increase its participation in a successful operation. Even if Franklin Capital has sufficient capital to make a desired follow-on investment, Franklin Capital may, under certain circumstances be inhibited from doing so if such an investment would result in non-compliance with BDC regulations. If the merger with Change Technology is consummated, Franklin Capital does not intend on making follow-on investments in any portfolio company other than through Excelsior Radio.

Competition

      Numerous companies and individuals are engaged in the venture capital business and such business is extremely competitive. Franklin Capital competes for attractive investment opportunities with venture capital partnerships and corporations, merchant banks, venture capital affiliates of industrial and financial companies, Small Business Investment Companies, other investment companies, pension plans, other BDCs and private individual investors. Many of these competitors have significantly greater resources and managerial capabilities than Franklin Capital to obtain access to venture capital investments. There can be no assurance that Franklin Capital will be able to compete against those competitors for attractive investments.

      If the merger with Change Technology is consummated, Franklin Capital and Excelsior Radio will compete with radio station companies, radio syndication companies and independent distributors that offer programs and services to radio stations. Several of these competitors also are associated with major radio station group owners. In addition, many of these competitors have recognized brand names and will pay compensation radio stations to broadcast their network commercials.

Determination of Net Asset Value

      Security investments which are publicly traded on a national exchange or Nasdaq Stock Market are stated at the last reported sales price on the day of valuation, or if no sale was reported on that date, then the securities are stated at the last quoted bid price. The board of directors may determine, if appropriate, to discount the value where there is an impediment to the marketability of the securities held.

      Investments for which there is no ready market are initially valued at cost and, thereafter, at fair value based upon the financial condition and operating results of the issuer and other pertinent factors as determined by the board of directors. The financial condition and operating results have been derived utilizing both audited and unaudited data. In the absence of a ready market for an investment, numerous assumptions are inherent in the valuation process. Some or all of these assumptions may not materialize. Unanticipated events and circumstances may occur subsequent to the date of the valuation and values may change due to future events. Therefore, the actual amounts eventually realized from each investment may vary from the valuations shown and the differences may be material. Franklin Capital reports the unrealized gain or loss resulting from such valuation in its Statements of Operations.

Employees

      At December 31, 2001, Franklin Capital had four employees.

Government Regulations Impacting Franklin Capital

      Franklin Capital operates in a highly regulated environment as a BDC. The following discussion generally summarizes certain regulations.

      A BDC is defined and regulated by the 1940 Act. It is an investment company that primarily focuses on investing in or lending to small private companies and making managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to invest in long-term, private investments in growing small businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in privately owned growth companies.

      As a BDC, Franklin Capital may not acquire any asset other than “Qualifying Assets” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of our total assets (the “70% test”). The principal categories of Qualifying Assets relevant to Franklin Capital’s business are:

(1)	securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company. An eligible portfolio company is defined to include any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than an SBIC wholly owned by a business development company, and (c) does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

(2)	securities received in exchange for or distributed with respect to securities described in (1) above or pursuant to the exercise of options, warrants, or rights relating to such securities; and

(3)	cash, cash items, government securities, or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

      To include certain securities described above as Qualifying Assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company.

      As a BDC, Franklin Capital is entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. See “Risk Factors.”

      As a BDC, Franklin Capital is permitted to adopt either a profit-sharing plan pursuant to which management (including disinterested directors) could receive up to 20% of the net after-tax profits of Franklin Capital or an option plan covering up to 20% of the stock of Franklin Capital. Presently, Franklin Capital has incentive plans in effect covering 46,875 shares (3.8% on a diluted basis).

Properties

      Franklin Capital maintains its offices at 450 Park Avenue, 10th Floor, New York, New York 10022, where it leases approximately 3,600 square feet of office space pursuant to a lease agreement expiring December 31, 2003. As of December 31, 2001, Franklin Capital had a sublease arrangement with one subtenant for a portion of Franklin Capital’s office space.

Legal Proceedings

      On October 15, 2001, Jeffrey A. Leve and Jeffrey Leve Family Partnership, L.P. filed a lawsuit against Franklin Capital Corporation, Sunshine Wireless, LLC and four other defendants affiliated with Winstar Communications, Inc. in the Superior Court of the State of California for the County of Los Angeles. The lawsuit, which has subsequently been removed to the United States District Court for the Central District of California, alleges that the Winstar defendants conspired to commit fraud and breached their fiduciary duty to the plaintiffs in connection with the acquisition of the plaintiffs’ radio production and distribution business. The complaint further alleges that Franklin Capital and Sunshine Wireless joined the alleged conspiracy. The business was initially acquired by certain entities affiliated with Winstar Communications and, subsequently, the assets of such business were sold to Franklin Capital and Sunshine Wireless. Concurrently with such purchase, Franklin Capital transferred such assets to Excelsior Radio. The plaintiffs seek recovery of damages in excess of $10,000,000, costs and attorneys’ fees. On January 7, 2002, Franklin Capital filed a motion to dismiss the lawsuit or, in the alternative, to transfer venue to the United States District Court for the Southern District of New York. The plaintiffs filed a motion opposing Franklin Capital’s request on January 28, 2002. Franklin Capital’s motion to dismiss was granted on February 25, 2002 due to improper venue. The plaintiff may refile in New York. Franklin Capital believes that plaintiffs’ claims are without merit and intends to defend this lawsuit vigorously, though the outcome cannot be predicted at this time. An unfavorable outcome in this lawsuit may have a material adverse effect on Franklin Capital’s business, financial condition and results of operations.

FRANKLIN CAPITAL’S MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The following discussion should be read in conjunction with Change Technology’s audited consolidated financial statements and accompanying notes for the fiscal year ended December 31, 2001. Certain statements contained within the discussion constitute forward-looking statements. See “Forward Looking Statements.”

Critical Accounting Policies

      Franklin Capital’s discussion and analysis of its financial condition and results of operations are based upon Franklin Capital’s financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires Franklin Capital to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets, and liabilities. On an ongoing basis, Franklin Capital evaluates its estimates, the most critical of which are those related to the fair value of the portfolio of investments. See “Business of Franklin Capital — Determination of Net Asset Value.”

Statement of Operations

      Franklin Capital accounts for its operations under generally accepted accounting principles for investment companies. On this basis, the principal measure of its financial performance is “net (decrease) increase in net assets from operations”, which is composed of the following:

•	“Net investment loss from operations,” which is the difference between Franklin Capital’s income from interest, dividends and fees and its operating expenses;

•	“Net realized gain on portfolio of investments,” which is the difference between the proceeds received from dispositions of portfolio securities and their stated cost; any applicable income tax (benefits) provisions;

•	Any applicable income tax (benefits) provisions; and

•	“Net (decrease) increase in unrealized appreciation of investments,” which is the net change in the fair value of Franklin Capital’s investment portfolio, net of any (decrease) increase in deferred income taxes that would become payable if the unrealized appreciation were realized through the sale or other disposition of the investment portfolio.

      “Net realized gain (loss) on portfolio of investments” and “Net (decrease) increase in unrealized appreciation of investments” are directly related. When a security is sold to realize a gain, the net unrealized appreciation decreases and the net realized gain increases. When a security is sold to realize a loss, the net unrealized appreciation increases and the net realized gain decreases.

Financial Condition

      Franklin Capital’s total assets and net assets were, respectively, $4,098,866 and $2,921,745 at December 31, 2001 versus $5,766,712 and $5,579,080 at December 31, 2000. Net asset value per share attributable to common stockholders and on an as if converted basis was $1.19, and $2.44 at December 31, 2001, versus $3.58 and $4.57, respectively at December 31, 2000. The change in total assets and net assets is primarily attributable to a decrease in the fair market value of Franklin Capital’s investments.

      Franklin Capital’s financial condition is dependent on the success of its investments. A summary of Franklin Capital’s investment portfolio is as follows:

	December 31, 2001	December 31, 2000

Investments, at cost	$3,911,105	$3,627,390
Unrealized (depreciation) appreciation, net of deferred taxes	(182,233)	1,371,522

Investments, at fair value	$3,728,872	$4,998,912

Investments

      Franklin Capital’s financial condition is dependent on the success of its investments. Franklin Capital has invested a substantial portion of its assets in thinly capitalized development stage companies that may lack management depth and have little history of operations.

Alacra Corporation

      At December 31, 2001, Franklin Capital had an investment in Alacra Corporation, valued at $1,000,000, which represents 24.4% of Franklin Capital’s total assets and 34.2% of its net assets. Alacra, headquartered in New York and London, is a leading provider of Internet-based online information services. Alacra provides a service called .xls, which aggregates and cross-indexes over 70 premier business databases, delivering information directly to Microsoft Excel, HTML, Microsoft Word or PDF formats at the desktop. Other products include privatesuiteTM, a fast, easy, cost-effective way to identify and retrieve profiles of privately held companies around the world; compbookTM, a tool for company peer analysis; and Portal BTM, a fully integrated business information portal.

      On April 20, 2000, Franklin Capital purchased $1,000,000 worth of Alacra Series F convertible preferred stock. In connection with this investment, Franklin Capital was granted observer rights on Alacra’s board of directors.

Excelsior Radio Networks, Inc.

      At December 31, 2001, Franklin Capital had an investment in Excelsior Radio Networks, Inc., formerly known as Ecom Capital, Inc., valued at $2,325,000, which represents 56.7% of Franklin Capital’s total assets and 79.6% of its net assets. Excelsior Radio produces and syndicates programs and services heard on more than 2,000 radio stations nationwide across most major formats. Through its Global Media sales unit, Excelsior Radio sells the advertising inventory radio stations provide in exchange for the Excelsior Radio content. The programming and content includes prep services as well as long form and short form programming. Additionally, Global Media has a number of independent producer clients, which range from talk and music programs to news and traffic services.

      On August 28, 2001, Franklin Capital purchased $2,500,000 worth of Excelsior Radio common stock and issued a secured note for $150,000. In connection with this note, Franklin Capital was granted warrants to acquire 12,879 shares of Excelsior Radio common stock at an exercise price of $1.125 per share. On November 28, 2001, $75,000 of the secured note was paid back to Franklin Capital. As part of the merger agreement between Franklin Capital and Change Technology, Franklin Capital sold to Change Technology 250,000 shares of its common stock in Excelsior Radio for $250,000.

      On April 3, 2002, Excelsior Radio purchased Dial Communications, whose assets will be combined with Excelsior Radio’s Global Media division to create a national radio sales representation company with 2001 advertising sales revenues of almost $50 million and a client roster of over forty independent radio production companies.

Excom Ventures, LLC

      At December 31, 2001, Franklin Capital had an investment in Excom Ventures, LLC valued at $0, which represents 0.0% of Franklin Capital’s total assets and 0.0% of its net assets. Excom was formed as a limited liability holding company for the purpose of investing in Expert Commerce, Inc. Expert Commerce is a Business-to-Business purchase evaluation engine that simulates the way people make decisions. Based on intelligent and proven technology, the engine helps structure complex decisions and provides an audit trail to justify transactions, empowering buyers to make purchase decisions with confidence.

      On June 26, 2000, Franklin Capital purchased $140,000 worth of Excom limited liability company units. At December 31, 2001, the board of directors of Franklin Capital has determined that this investment has no value and has marked these securities down to reflect that determination.

Primal Solutions, Inc.

      Franklin Capital has an investment in Primal Solutions, Inc. valued at $19,197 at December 31, 2001, which represents 0.5% of Franklin Capital’s total assets and 0.7% of its net assets. Primal’s common stock is quoted on the OTC Electronic Bulletin Board under the symbol “PSOL.” Primal, based in Irvine, California, is a leading provider of Web-based integrated customer management and intelligence solutions that allow rapidly evolving communications and Internet service providers to stay connected with and grow their customers. It does this through an integrated suite of applications that can track and analyze customer behavior and preferences, collect usage information, and support billing and customer care back-office requirements, including those of emerging IP billing markets.

      On February 13, 2001, Primal was spun-off from Avery Communications, Inc. (“Avery”). As a result of this spin-off, Franklin Capital received 1,533,938 fully registered and marketable shares of common stock of Primal at an allocated cost basis of $245,430. During the year ended December 31, 2001, Franklin Capital sold 1,150,000 shares of common stock of Primal realizing a loss of $130,139.

Structured Web, Inc.

      At December 31, 2001, Franklin Capital had an investment in Structured Web, Inc. valued at $350,000, which represents 8.5% of Franklin Capital’s total assets and 12.0% of its net assets. Structured Web develops web building blocks to enable small businesses to create and manage their own digital nerve system easily and at an affordable price. Structured Web’s object-based proprietary technology enables customers to choose from a growing selection of “WebBlocks” including content, communication, commerce and services.

      On August 8, 2000, Franklin Capital purchased $350,000 worth of Structured Web convertible preferred stock. In connection with this investment, Franklin Capital was granted observer rights on Structured Web’s board of directors.

Results of Operations

  Investment Income and Expenses

      Franklin Capital’s principal objective is to achieve capital appreciation through long-term investments in businesses believed to have favorable growth potential. Therefore, a significant portion of the investment portfolio is structured to maximize the potential for capital appreciation and provides little or no current yield in the form of dividends or interest. Franklin Capital earns interest income from loans, preferred stock, corporate bonds and other fixed income securities. The amount of interest income varies based upon the average balance of Franklin Capital’s fixed income portfolio and the average yield on this portfolio.

      Franklin Capital had interest and dividend income of $72,697 in 2001, $93,015 in 2000, and $72,382 in 1999. The decrease in 2001 from 2000 was the result of the sale of preferred stock of Avery Communications, Inc. on February 1, 2001. Franklin Capital earned $120,000 in management fees from its majority-owned affiliate Excelsior Radio. Franklin Capital had $22,000 in other income during 2000 representing a patent infringement settlement.

      Operating expenses were $1,579,382 in 2001, $2,372,797 in 2000, and $1,621,780 in 1999. A majority of Franklin Capital’s operating expenses consist of employee compensation, (which for 2000 included a non-cash charge of $349,644 due to the cashless exercise of incentive options) office and rent expense, other expenses related to identifying and reviewing investment opportunities and professional fees. Professional fees consist of general legal fees, audit and tax fees, consulting fees and investment related legal fees.

      Net investment losses from operations were $1,386,685 in 2001, $2,257,782 in 2000, and $1,549,398 in 1999.

      Franklin Capital has relied and continues to rely to a large extent upon proceeds from sales of investments rather than investment income to pay for a significant portion of its operating expenses. Because such sales cannot be predicted with certainty, Franklin Capital attempts to maintain adequate working capital to provide for fiscal periods when there are no such sales.

  Net Realized Gains and Losses on Portfolio of Investments

      During the fiscal years ended December 31, 2001, 2000, and 1999, Franklin Capital realized net gains before taxes of $520,455, $1,215,875, and $688,259 respectively, from the disposition of various investments.

      During 2001, Franklin Capital realized a gain of $598,617 from the sale of 434,024 shares of Go America, Inc. common stock, an investment Franklin Capital has held since 1995, a gain of $87,013 from the sale of 1,183,938 shares of Avery common stock, and a gain of $50,750 from the sale of 350,000 shares of Avery preferred stock. These gains were offset by a loss of $130,139 from the sale of 1,150,000 shares of Primal common stock as well as a realized net loss of $85,786 from the sale of various marketable securities.

      During 2000, Franklin Capital realized a gain of $956,576 from the sale of 241,131 shares of Communication Intelligence Corporation common stock, an investment Franklin Capital has held since 1996, a gain of $161,531 from the sale of 202,000 shares of Avery common stock, and a gain of $843,663 from the sale of 105,760 shares of Go America common stock. Additionally, gains of $3,819 were realized on tail payments from partnerships liquidated during 1999. These gains were offset by a loss of $440,057 from the write-off of Franklin Capital’s investment in eMattress.com and a loss of $300,626 from the write-off of Franklin Capital’s investment in TradingNews, Inc. as well as a realized net loss of $9,031 from the sale of various marketable securities.

      During 1999, Franklin Capital realized a gain of $922,118 from the sale of 775,000 shares of Communication Intelligence common stock as well as a gain of $92,300 from the liquidation of Seneca Capital, L.P. and $36,622 from the liquidation of the investment in the FMA High Yield Income Limited Partnership. Additionally, Franklin Capital realized $73,797 in gains from the sale of various marketable securities. These gains were offset by a loss of $226,023 from the liquidation of Franklin Capital’s investment in Codman Research Inc., and $148,014 from the write off of Franklin Capital’s investment in Pacific Healthcare Group. Additionally, Franklin Capital realized losses of $62,541 from the sale of various marketable securities.

  Unrealized Appreciation of Investments

      Unrealized appreciation of investments, net of deferred taxes, decreased by $1,553,756 during the year ended December 31, 2001, primarily from the sale of Franklin Capital’s position in Go America common stock and the sale of Franklin Capital’s position in Avery Communications. The changes in the value of the investments occurred during a period of extreme volatility of publicly traded, small capitalization and high technology stocks. The volatility of the overall market will continue to impact the performance of Franklin Capital’s investments. The value of Franklin Capital’s investments will vary on a quarterly basis.

      Unrealized appreciation of investments, net of deferred taxes, decreased by $3,365,513 during the year ended December 31, 2000, primarily from the decreased value of Avery Communications and the sale of Franklin Capital’s position in Communications Intelligence common stock and Communications Intelligence Standby Ventures, L.P.

      Unrealized appreciation of investments, net of deferred taxes, increased by $3,086,958 during the year ended December 31, 1999, primarily from the increased value of Communications Intelligence and CIC Ventures and the increased value of Go America.

Quantitative and Qualitative Disclosures About Market Risk

      Franklin Capital’s business activities contain elements of risk. Franklin Capital considers a principal type of market risk to be valuation risk. Investments are stated at a “fair value” as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission. All assets are valued at fair value as determined in good faith by, or under the direction of, the board of directors.

      Neither Franklin Capital’s investments nor an investment in Franklin Capital is intended to constitute a balanced investment program. Franklin Capital has exposure to public-market price fluctuations to the extent of its publicly traded portfolio.

      Franklin Capital has invested a substantial portion of its assets in private development stage or start-up companies. These private businesses tend to be thinly capitalized, unproven, small companies that lack management depth and have not attained profitability or have no history of operations. Because of the speculative nature and the lack of public market for these investments, there is significantly greater risk of loss than is the case with traditional investment securities. Franklin Capital expects that some of its venture capital investments will become a complete loss or will be unprofitable and that some will appear to be likely to become successful but never realize their potential.

      Because there is typically no public market for the equity interests of the small companies in which Franklin Capital invests, the valuation of the equity interests in Franklin Capital’s portfolio is subject to the estimate of Franklin Capital’s board of directors. In making its determination, the board of directors may consider valuation information provided by an independent third party or the portfolio company itself. In the absence of a readily ascertainable market value, the estimated value of Franklin Capital’s portfolio of equity interests may differ significantly from the values that would be placed on the portfolio if a ready market for the equity interests existed. Any changes in valuation are recorded in Franklin Capital’s consolidated

Statements of Operations as “Net increase (decrease) in unrealized appreciation on investments.”

Taxes

      Franklin Capital does not qualify for pass through tax treatment as a Regulated Investment Company under Subchapter M of the Internal Revenue Code for income tax purposes. As a result, Franklin Capital is taxed under Subchapter C of the Code, and therefore, it is subject to federal income tax on the portion of its taxable income and net capital gain as well as such distributions to its stockholders.

Liquidity and Capital Resources

      The accompanying financial statements have been prepared assuming that Franklin Capital will continue as a going concern. For the years ended December 31, 2001, 2000 and 1999, Franklin Capital has incurred a net investment loss from operations of approximately $1.4 million, $2.3 million and $1.5 million, respectively, a net (decrease) increase in net assets from operations of approximately $(2.4 million), $(4.4 million) and $2.2 million, respectively, and has a working capital deficiency of approximately $800,000 at December 31, 2001. These conditions raise substantial doubt about Franklin Capital’s ability to continue as a going concern. Franklin Capital has entered into a proposed merger with Change Technology Partners, Inc. (see Note 11 to the Franklin Capital financial statements), which management believes will alleviate the doubt as to whether Franklin Capital, as the surviving company in the merger, will be able to continue as a going concern, although there can be no assurance in this regard. Franklin Capital expects the merger to occur on or before June 30, 2002. The merger is subject to a number of conditions, however, and therefore there can be no assurance that the merger will be completed on or before June 30, 2002 or at all. In the event merger is not completed, in order to alleviate the substantial doubt about Franklin Capital’s ability to continue as a going concern, Franklin Capital would likely seek another merger partner or seek alternative financing. There can be no assurance that Franklin Capital would be able to find a suitable merger partner or be able to obtain alternative financing. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability of assets or the amounts of liabilities that may result from the outcome of this uncertainty.

      On February 22, 2000, Franklin Capital issued $1,645,000 of convertible preferred stock. The stock was issued at a price of $100 per share and has a 7% quarterly dividend. The stock is convertible into Franklin Capital common stock at a conversion price of $13.33 per share.

FRANKLIN CAPITAL MANAGEMENT

Directors

      Information regarding Franklin Capital’s board of directors is as follows:

      Mr. Stephen L. Brown is an “interested person” of Franklin Capital as defined in the 1940 Act because he also serves as Chief Executive Officer of Franklin Capital.

		Director	Expiration
Name	Age	Since	of Term

Stephen L. Brown	63	1986	2002
David T. Lender	49	2000	2002
Michael P. Rolnick	36	1998	2002
Peter D. Gottlieb**	34	2000	2002
Irving Levine**	80	1990	2002

** Preferred stock directors.

Executive Officers

      Information regarding Franklin Capital’s executive officers is as follows:

Name	Age	Position

Stephen L. Brown	63	Chairman and Chief Executive Officer
Spencer L. Brown	36	Senior Vice President and Secretary
Hiram M. Lazar	37	Chief Financial Officer

Biographical Information

Common Stock Directors

      All of Franklin Capital’s directors are independent with the exception of Stephen L. Brown, who is an “interested person” as defined in the 1940 Act.

      Stephen L. Brown, was elected to Franklin Capital’s board of directors and appointed Chairman of its Board of Directors in October 1986. He has been Chairman and Chief Executive Officer since October 1986. Prior to joining Franklin Capital, Mr. Brown was Chairman of S.L. Brown & Company, Inc. a private investment firm. Mr. Brown is a director of Copley Financial Services Corporation, advisor to Copley Fund, Inc., a mutual fund. Mr. Brown is an “interested person” of Franklin Capital as defined in the Investment Company Act because he serves as Chief Executive Officer of Franklin Capital. He is also the father of Spencer L. Brown, Senior Vice President and Secretary of Franklin Capital.

      David T. Lender, joined the board as a director in 2000. Mr. Lender is a Managing Director at Banc of America Securities, LLC, where he specializes in mergers and acquisitions. Prior to joining Banc of America Securities, LLC, Mr. Lender was a Managing Director in the Mergers and Acquisitions Group of Rothschild, Inc.

      Michael P. Rolnick, joined the board as a director in 1998. Mr. Rolnick is currently a general partner at ComVentures, a venture capital firm that invests in early stage Internet and communications companies. Mr. Rolnick is responsible for private equity investments and managing portfolio companies. Prior to joining ComVentures, Mr. Rolnick was Vice President for New Ventures at E*Trade Group, Inc.

Preferred Stock Directors

      Peter D. Gottlieb, joined the board as a director in 2000. Mr. Gottlieb is Vice-President of Investments at First Albany Corporation and is a portfolio manager for First Albany Asset Management. Mr. Gottlieb serves as a director of Midwest Bank & Trust and Gottlieb Health Services. Additionally, Mr. Gottlieb serves as Treasurer of STEP, Inc.

      Irving Levine, joined the board as a director in 1990. He has been Chairman of the Board and President of Copley Fund, Inc., a mutual fund, since 1978, and Chairman and Treasurer of Stuffco International, Inc., a ladies handbag processor and chain-store operator, since 1978. Mr. Levine is President and a director of Copley Financial Services Corporation (advisor to Copley Fund, Inc.) as well as a director of U.S. Energy Systems, Inc., an independent producer of clean efficient energy for growing energy markets.

Executive Officers

      Stephen L. Brown, Chairman and Chief Executive Officer. For additional information about Mr. Brown, please see the directors’ biographical information above.

      Spencer L. Brown, has been Senior Vice President of Franklin Capital since November 1995, Secretary of Franklin Capital since October 1994 and was Vice President from August 1994 to November 1995. Mr. Brown is the son of Stephen L. Brown, the Chairman and Chief Executive of Franklin Capital. The election of Mr. Brown as a preferred stock director is being considered at the special meeting. If elected, Mr. Brown will be an “interested person” of Franklin Capital because he also serves as Senior Vice President and Secretary of Franklin Capital.

      Hiram M. Lazar, joined Franklin Capital as Chief Financial Officer in January 1999. From June 1992 to January 1999, Mr. Lazar was the Vice-President of Finance and Corporate Controller for Lebenthal & Co., Inc., a regional full-service broker/dealer.

Franklin Capital Executive Compensation

      Under SEC rules applicable to business development companies, Franklin Capital is required to set forth certain information regarding the compensation of certain executive officers and directors.

      The following table sets forth a summary for each of the last three years of the cash and non-cash compensation awarded to, earned by, or paid to the Chief Executive Officer of Franklin Capital and the other executive officers of Franklin

Capital, whose individual remuneration exceeded $100,000 for the year ended December 31, 2001.

					Securities
Name &				Other Annual	Options	Other
Principal Position	Year	Salary($)	Bonus($)	Compensation($)(1)	Awarded(#)	Compensation($)

Stephen L. Brown(2)	2001	420,000	—	—	—	—
	2000	350,000	125,000	—	—	—
	1999	350,000	70,000	—	7,500	—
Spencer L. Brown(3)	2001	225,000	—	—	—	—
Senior Vice President	2000	200,000	40,000	—	—	—
& Secretary	1999	151,250	30,000	—	7,500	—
Hiram M. Lazar	2001	130,000	—	—	—	—
Chief Financial	2000	120,000	15,000	—	1,875	—
Officer	1999	112,917	5,000	—	5,625	—

(1)	There were no perquisites paid by Franklin Capital in excess of the lesser of $50,000 or 10% of the compensated person’s total salary and bonus for the year.

(2)	Stephen L. Brown is an “interested person” of Franklin Capital because he serves as both Chairman of the Board and Chief Executive Officer of Franklin Capital.

(3)	If elected to be a preferred stock director of Franklin Capital, Spencer L. Brown will be an “interested person” of Franklin Capital because he also serves as Senior Vice President and Secretary of Franklin Capital.

     Set forth below is the dollar range of equity securities beneficially owned by each nominee and continuing director as of April 22, 2002:

Dollar Range of Equity
Securities Beneficially
Name of Director	Owned(1)(2)(5)

Stephen L. Brown(3)	over $100,000
David T. Lender	$1 – $10,000
Michael P. Rolnick	$1 – $10,000
Spencer L. Brown(3)(4)	over $100,000
Peter D. Gottlieb	over $100,000
Irving Levine	over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-100,000, or over $100,000.

(3)	Denotes an individual who is an “interested person” as defined in the Investment Company Act of 1940.

(4)	Spencer L. Brown has been nominated to serve as a preferred stock director of Franklin Capital. If elected he will be an “interested person” as defined in the Investment Company Act of 1940.

(5)	Franklin Capital has not provided information with respect to the “Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies” because it is not part of a family of investment companies.

Compensation of Directors

      In the past, each director of Franklin Capital, other than Mr. Stephen L. Brown has received a fee of $3,000 plus reimbursement of expenses incurred in attending board meetings.

      In May 2001, the directors agreed to waive all directors’ fees until further notice. In connection with the merger, directors of Franklin Capital are intended to receive options to purchase common stock of the combined company.

		Pension or
		Retirement Benefits
		Accrued As Part of	Estimated Annual
	Aggregate	Corporation’s	Benefits Upon	Total Compensation
Name of Director	Compensation	Expenses	Retirement	Paid to Directors

Stephen L. Brown	$—	—	—	—
David T. Lender	$3,000	—	—	$3,000
Jonathan A. Marshall(1)	$3,000	—	—	$3,000
Michael P. Rolnick	$3,000	—	—	$3,000
Peter D. Gottlieb	$3,000	—	—	$3,000
Irving Levine	$3,000	—	—	$3,000

(1)	Mr. Marshall resigned from the board in April 2002.

Option Grants

      No options were granted during the year ended December 31, 2001, to the Chief Executive Officer of Franklin Capital or to the other executive officers of Franklin Capital.

Option Exercises

      No options were exercised during the year ended December 31, 2001, by the Chief Executive Officer of Franklin Capital or to the other executive officers of Franklin Capital.

Current Employment Agreements

      On May 1, 2000, Stephen L. Brown signed an employment agreement with Franklin Capital, which superseded an agreement that was set to expire on December 31, 2000. The agreement expires on December 31, 2003. The term will automatically renew from year to year thereafter, unless Franklin Capital notifies Mr. Brown not less than 120 days prior to the end of any term in writing that Franklin Capital will not be renewing the agreement.

      During the period of employment, Mr. Stephen L. Brown shall serve as the Chairman and Chief Executive Officer of Franklin Capital, be responsible for the general management of the affairs of Franklin Capital, reporting directly to the board of directors of Franklin Capital, serve as a member of the board of directors for the period of which he is and shall from time to time be elected or reelected.

      Mr. Stephen L. Brown receives compensation under the agreement in the form of base salary of $420,000. The board of directors may increase such salary at its discretion from time to time. Mr. Brown is also entitled to be paid bonuses as the board of directors determines in its sole discretion. Under the agreement, Franklin Capital is to provide Mr. Brown with an automobile and reimburses him for certain expenses related to such automobile. In addition, Mr. Brown is reimbursed for expenses related to membership in a club to be used primarily for business purposes. Mr. Brown is entitled under the agreement to participate in any employee benefit plans or programs and to receive all benefits, perquisites and emoluments for which salaried employees are eligible.

      Mr. Stephen L. Brown is entitled to severance pay in the event of termination without cause or by constructive discharge equal to the remaining base salary payable under the agreement and provides for death benefits payable to the surviving spouse equal to Mr. Brown’s base salary for a period of one year.

      In addition, Mr. Stephen L. Brown and Franklin Capital entered into a severance agreement on May 1, 2000. Under the severance agreement Mr. Brown is entitled to receive severance if following a change in control as defined in the severance agreement, his employment is terminated by Franklin Capital without cause or by him within one year of such change in control. Mr. Brown shall be entitled to severance compensation in a lump sum payment equal to 1.5 times his average compensation over the past five years.

      On May 1, 2000, Spencer L. Brown signed an employment agreement with Franklin Capital. The agreement expires on December 31, 2003. The term will automatically renew from year to year thereafter, unless Franklin Capital notifies Mr. Brown not less than 120 days prior to the end of any term in writing that Franklin Capital will not be renewing the agreement.

      During the period of employment, Mr. Spencer L. Brown shall serve as the Senior Vice-President and Secretary of Franklin Capital, be responsible for the general management of the affairs of Franklin Capital, reporting directly to the board of directors of Franklin Capital, serve as a member of the board for the period of which he is and shall from time to time be elected or reelected.

      Mr. Spencer L. Brown receives compensation under his agreement in the form of base salary of $225,000. The board of directors may increase such salary at its discretion from time to time. Mr. Brown is also entitled to be paid bonuses as the board of directors determines in its sole discretion. Under the agreement, Franklin Capital is to reimburse Mr. Brown for expenses related to the use of an automobile and for expenses related to membership in a club to be used primarily for business purposes. Mr. Brown is entitled under the agreement to participate in any employee benefit plans or programs and to receive all benefits, perquisites and emoluments for which salaried employees are eligible.

      Under the agreement, Mr. Spencer L. Brown is entitled to severance pay in the event of termination without cause or by constructive discharge equal to the remaining base salary payable under the agreement and provides for death benefits payable to the surviving spouse equal to Mr. Brown’s base salary for a period of one year.

      In addition, Mr. Spencer L. Brown and Franklin Capital entered into a severance agreement on May 1, 2000. Under the Severance Agreement Mr. Brown is entitled to receive severance if following a change in control as defined in the severance agreement, his employment is terminated by Franklin Capital without cause or by him within one year of such change in control. Mr. Brown shall be entitled to severance compensation in a lump sum payment equal to 1.5 times his average compensation over the past five years.

      If the merger is consummated, Mr. Stephen L. Brown and Mr. Spencer L. Brown will enter into new employment agreements with the combined company. See “The Merger Proposal — Interests of Certain Persons in the Merger.”

Stock Option Plans

      On September 9, 1997, Franklin Capital’s stockholders approved two Stock Option Plans: a Stock Incentive Plan (“SIP”) for Franklin Capital’s consultants, officers and employees (including any officer or employee who is also a director of Franklin Capital) and a Non-Statutory Stock Option Plan (“SOP”) for Franklin Capital’s “outside” directors, i.e., those directors who are not also officers or employees of Franklin Capital. 112,500 shares of Franklin Capital’s common stock have been reserved for issuance under these plans, of which 67,500 shares have been reserved for the SIP and 45,000 shares have been reserved for the SOP.

      Shares subject to options that terminate or expire prior to exercise are available for future grants under the plans. The issuance of options to “outside” directors is not permitted under the Investment Company Act without an exemptive order by the Securities and Exchange Commission. Franklin Capital’s order was granted by the Commission on January 18, 2000.

      On December 31, 2001, there were 39,375 options to purchase common stock outstanding and 7,500 remain available for future issuance.

      The following is a description of each of the Stock Option Plans followed by a description of the provisions applicable to both Stock Option Plans.

Stock Incentive Plan (SIP)

      Purpose. The purpose of the SIP is to give Franklin Capital and its affiliates a competitive advantage in attracting, retaining and motivating officers, employees and consultants of Franklin Capital and to provide Franklin Capital with a stock plan that provides incentives linked to the financial results of Franklin Capital and increase in stockholder value.

      Type of Awards. The SIP permits, at the discretion of the Committee, the granting to SIP participants of options to purchase common stock (including incentive stock options within the meaning of Section 422 of the Code (“ISOs”) or “non-statutory stock options” (“non-ISOs”)), stock appreciation rights, restricted stock and tax offset bonuses. A stock appreciation right entitles an optionee to an amount equal to the excess of the fair market value of one share of common stock over the per share exercise price multiplied by the number of shares in respect of which the stock appreciation right is exercised. Stock appreciation rights may only be granted in conjunction with all or part of an option grant.

      Restricted stock may be awarded to any participant, for no cash consideration and may be subject to such conditions, including vesting, forfeiture and restrictions on transfer, as the Committee shall determine. Such terms and conditions will be specified in an agreement evidencing the award.

      Finally, the SIP permits the granting of a right to receive a cash payment at such time or times as an award under the SIP results in compensation income to the participant for the purpose of assisting the participant in paying the resulting taxes.

      Upon exercise of an ISO or non-ISO, the Committee may elect to cash out all or any portion of the shares of common stock for which an option is being exercised by paying the optionee the excess of the fair market value of a share of common stock over the per share exercise price for each such option share being cashed out. All options granted under the SIP become automatically exercisable upon a “change of control” and remain exercisable until expiration of their respective terms. A “change in control” is defined in the Stock Option Plans as the acquisition by any person or group (other than Stephen L. Brown and his affiliates) of more than 25% of the voting securities of Franklin Capital or a sale or other disposition of all or substantially all of the assets of Franklin Capital to any person.

      Administration. The SIP is administered by a committee of the Board of Directors composed of not fewer than two outside directors each of whom will qualify as a “non-employee director” within the meaning of Rule 16b-3 of the 1934 Act and an “outside Director” within the meaning of Section 162(m) of the Code with all grants under the SIP approved pursuant to Section 57(o) of the 1940 Act. Section 57(o) of the 1940 Act requires that grants be approved by a majority of the directors with no financial interest in the grant and a majority of non-interested directors. The Committee will have the authority, among other rights, to select the participants to whom awards may be granted, determine whether to grant ISOs, non-ISOs, stock appreciation rights or restricted stock, or any combination thereof and determine the vesting terms and other conditions of an award to an SIP participant.

      Participants. SIP participants are the officers, employees (including such officers and employees who are also directors) or consultants of Franklin Capital and its affiliates who are responsible for or contribute to the management, growth and profitability of the business of Franklin Capital and its affiliates. Each grant of an award under the SIP is evidenced by an agreement between the participant and Franklin Capital, which includes such terms and provisions as the Committee may determine from time to time.

      Transition of Awards. Under the SIP, generally, upon an SIP participant’s death or when an SIP participant’s employment is terminated for any reason, all unvested stock options will be forfeited. Upon the termination of employment of an optionee other than as a result of the optionee’s death, unless otherwise provided in such optionee’s option agreement, an optionee’s right to exercise a vested option will expire three months after termination of employment. If an optionee’s employment is terminated by reason of death, the period of exercise for options vested at the optionee’s death is 12 months. Options are not transferable except on the death of the optionee, by will or the laws of descent and distribution. Stock appreciation rights may be exercised and transferred to the same extent that the options to with they relate may be exercised or transferred.

      The board of directors may terminate, suspend, amend or revise the SIP at any time subject to limitations in the plan. The board may not, without the consent of the optionee, alter or impair rights under any award previously granted except in order to comply with applicable law.

Non-Statutory Stock Option Plan (SOP)

      Purpose. The purpose of the SOP is to further the interests of Franklin Capital, its stockholders and its employees by providing the “outside” directors of Franklin Capital (i.e., those who are not also officers and employees of Franklin Capital) the opportunity to purchase the Common Stock of Franklin Capital as an appropriate reward for the dedication and loyalty of the “outside” directors. It is intended that this plan will be terminated in connection with the merger.

      Type of Awards. The SIP only permits the granting of options to purchase common stock. Only non-ISOs can be granted under the SOP.

      Administration. The SOP is administered by the board of directors of Franklin Capital with all grants approved pursuant to Section 57(o) of the 1940 Act. Options granted under the SOP are intended to comply with the exemption afforded by Rule 16b-3 of the 1934 Act. The board, in its discretion, can impose any vesting or other restrictions on options granted under the SOP.

      Participants. SOP participants are outside directors of Franklin Capital.

      Termination of Awards. Under the SOP, options expire 30 days after the date of a SOP participant’s appointment with Franklin Capital is terminated except if such termination is by reason of death or disability. In the event of termination by reason of disability, options expire 12 months after such termination. In the event of the participant’s death while serving as director or within the 30-day period following termination of the participant’s appointment, options expire 12 months following the date of death.

      Awards Under Non-Statutory Stock Option Plan. On February 14, 2000, 30,000 options were granted under the SOP to four eligible “outside” directors. The strike price of the options was $11.50 per share, which represented to closing price of Franklin’s common stock as reported by the American Stock Exchange on that date. One-third of the options granted vested immediately; another one-third vested one year from the date of issuance; and the final one-third vest two years after the date of issuance. The options expire after ten years. On June 7, 2000, 7,500 options were granted under the SOP to four eligible “outside” directors. The strike price of the options was $9.67 per share, which represented the closing price of Franklin’s common stock as reported by the American Stock Exchange on that date. One-third of the options granted vested immediately; another one-third vest one year from the date of issuance; and the final one-third vest two years after the date of issuance. The options expire after ten years.

Provisions Applicable to Both Stock Option Plans

      Available Shares. The aggregate number of shares of common stock reserved for issuance under the Stock Option Plans is 112,500, of which 67,500 shares have been reserved for issuance under the SIP and 45,000 have been reserved for issuance under the SOP. Shares subject to options that terminate or expire prior to exercise will be available for future grants under the Stock Option Plan.

      The number of shares of common stock reserved for issuance under the Stock Option Plans, the number of shares issuable upon the exercise of options or subject to stock appreciation rights, the exercise price of such awards and the number of restricted stock awards granted under the Stock Option Plans may be subject to “anti-dilution” adjustments, in the sole discretion of the Committee, in the event of any merger, reorganization, consolidation, separation, liquidation, stock dividend, stock split, share combination, recapitalization or other change in corporate structure affecting the outstanding common stock of Franklin Capital.

      Grant and Exercise of Awards. The exercise price for options under the Stock Option Plans is determined, in the case of the SIP, by the Committee, and in the case of the SOP, by the board of directors, but will not be less that the “Fair Market Value” of Franklin Capital’s common stock at the date of grant (as defined in the Stock Option Plans as the closing market price of the common stock on the American Stock Exchange on the date of such grant).

      Options granted under the Stock Option Plans are exercisable for a period of 10 years from the date of grant (five years with respect to ISOs granted to optionees who own more than 10% of the voting power of Franklin Capital or any subsidiary) or such shorter period as the administrator of such plan (either the Committee or the board, as the case may be) may establish as to any or all shares of common stock subject to any option. Options will become exercisable in accordance with the vesting schedule prescribed in such optionee’s option agreement, and may be subject to satisfaction of such other conditions as the administrator may determine. Stock appreciation rights granted under the SIP are exercisable to the same extent as the options to which they relate and upon exercise terminate the related option.

      An employee, officer or director exercising a non-ISO pursuant to the SIP may elect to have Franklin Capital withhold shares of Franklin Capital’s common stock to satisfy tax liabilities arising from the exercise of such options.

Certain Federal Income Tax Consequences of Options

      The following discussion of certain relevant federal income tax effects applicable to stock options granted under the Stock Option Plans is a brief summary only, and reference is made to the Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences.

      Incentive Stock Options. No taxable income will be realized by an optionee upon the grant or timely exercise of an ISO. If shares are issued to an optionee pursuant to the timely exercise of an ISO and a disqualifying disposition of such shares is not made by the optionee (i.e., no disposition is made within two years after the date of grant or within one year after the receipt of shares by such optionee, whichever is later), then (i) upon sale of the shares, any amount realized in excess of the exercise price of the ISO will be taxed to the optionee as a long-term capital gain and any loss sustained will be long-term capital loss, and (ii) no deduction will be allowed to Franklin Capital. However, if shares acquired upon the timely exercise of an ISO are disposed of prior to satisfying the holding period described above, generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at the time of exercise (or, is less, the amount realized on the disposition of the shares) over the exercise price thereof, and (b) Franklin Capital will be entitled to deduct an amount equal to such income. Any additional gain recognized by the optionee upon a disposition of shares prior to satisfying the holding period described above will be taxed as a short-term or long-term capital gain, as the case may be, and will not result in any deduction for Franklin Capital.

      If an ISO is not exercised on a timely basis, the option will be treated as a nonqualified stock option. Subject to certain expectations, an ISO generally will not be exercised on a timely basis if it is exercised more that three months following termination of employment.

      The amount that the fair market value of shares of common stock on the exercise date of an ISO exceeds the exercise price generally will constitute an item that increases the optionee’s alternative minimum taxable income.

      In general, Franklin Capital will not be required to withhold income or payroll taxes on the timely exercise of an ISO.

  Non-ISOs

      In general, an optionee will not be subject to tax at the time a non-ISO is granted. Upon exercise of a non-ISO where the exercise price is paid in cash, the optionee generally must include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the shares of common stock at the time of exercise over the exercise price. The optionee’s tax basis in the shares acquired upon exercise will equal the exercise price plus the amount taxable as ordinary income to the optionee. The federal income tax consequences of an exercise of a non-ISO where the exercise price is paid in previously owned shares of common stock are generally similar to those where the exercise price is paid in cash. However, the optionee will not be subject to tax on the surrender of such shares, and the tax basis of the shares acquired on exercise that are equal in number to the shares surrendered will be the same as the optionee’s tax basis in such surrendered shares. Special timing rules may apply to an optionee who is subject to reporting under Section 16(a) of the 1934 Act (generally an executive officer of Franklin Capital) and would be subject to liability under Section 16(b) of the 1934 Act.

      Franklin Capital generally is entitled to a deduction in the amount of an optionee’s ordinary income at the time such income is recognized by the optionee upon the exercise of a non-ISO. Income and payroll taxes are required to be withheld for employees on the amount of ordinary income resulting from the exercise of a non-ISO.

Committees and Meetings of the Board of Directors

      During the year ended December 31, 2001, the board met on seven occasions and acted by unanimous written consent on one occasion.

      The Audit Committee held one meeting during the year ended December 31, 2001. The Audit Committee meets with Franklin Capital’s independent auditors to review Franklin Capital’s financial statements and the adequacy of internal controls and accounting systems. The members of the Audit Committee as of December 31, 2001 were Messrs. Levine (Chairman), Lender and Marshall.

      The Executive Committee meets between meetings of the board. The Executive Committee generally may exercise the authority of the board and may approve financings not to exceed $500,000. The Executive Committee did not meet during the year ended December 31, 2001. The members of the Executive Committee as of December 31, 2001 Messrs. Brown, Marshall and Levine.

      The Compensation Committee meets to consider compensation of executive officers of Franklin Capital. The Compensation Committee did not meet                               during the year ended December 31, 2001. The members of the Compensation Committee as of December 31, 2001 were Messrs. Marshall (Chairman) and Levine.

      Each director attended at least 75% of the aggregate number of meetings of the board and of board committees on which he served. The board of directors acts as the Nominating Committee.

Audit Committee Report

      The Audit Committee reviewed and discussed with management Franklin Capital’s audited financial statements as of and for the year ended December 31, 2001. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      The Audit Committee received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the accountants the accountants’ independence. The Audit Committee considered whether the provisions of non-financial audit services were compatible with Ernst & Young LLP’s independence in performing financial audit services.

      Based on the reviews and discussions referred to above, the Audit Committee recommends to the board that the financial statements referred to above be included in Franklin Capital’s Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Commission. The Audit Committee also recommends the selection of Ernst & Young to serve as independent accountants for the year ending December 31, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Franklin Capital’s officers and directors, and persons who own more than 10 percent of Franklin Capital’s common stock to file reports (including a year-end report) of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and to furnish Franklin Capital with copies of all reports filed.

      Based solely on a review of the forms furnished to Franklin Capital, or written representations from certain reporting persons who were subject to Section 16(a) in 2001 complied with the filing requirements.

Related Party Transactions

      On February 1, 2001, Franklin Capital sold to Avery Communications, Inc. 1,183,938 shares of common stock and 350,000 shares of preferred stock of Avery representing Franklin Capital’s entire holding in Avery, for $1,557,617 plus accrued interest on the preferred stock for a realized gain net of expenses of $137,759. As part of the sale Franklin retained the right to receive 1,533,938 shares of Primal Solutions, Inc. a wholly owned subsidiary of Avery. On February 13, 2001, Primal announced that Avery had completed a spin-off of Primal and Franklin Capital received 1,533,938 fully registered and marketable shares of Primal. During the year ended December 31, 2001, Franklin Capital sold 1,150,000 shares of Primal for total proceeds of $53,861, realizing a loss of $130,139.

      On August 28, 2001, Franklin Capital along with Sunshine Wireless LLC purchased the assets of Winstar Radio Networks, Global Media and Winstar Radio Productions (collectively “WRN”) for a total purchase price of $6.25 million. Change Technology Partners, Inc., a public company, provided $2.25 million of senior financing for the deal. The acquisition was consummated through eCom Capital Inc., subsequently renamed Excelsior Radio a then wholly owned subsidiary of Franklin Capital. Franklin Capital’s total investment was $2.5 million consisting of $1.5 million in cash and a $1 million note payable to WRN. The note is due February 28, 2002 with interest at 3.54% and has a right of set-off against certain representations and warranties made by WRN. In October 2001, a legal proceeding was filed against WRN, which also named Franklin as a defendant, in which the representations and warranties made by WRN have been challenged. Until the time that this action is settled the due date of the note is extended indefinitely. See “Business of Franklin Capital — Legal Proceedings.” Additionally, Franklin Capital provided a $150,000 note receivable to Excelsior Radio. The note bears interest at 10% per annum and is issued for a ninety day rolling period. In connection with this note, Franklin Capital was granted warrants to acquire 12,879 shares of Excelsior Radio common stock at an exercise price of $1.125 per share. As of December 31, 2001, $75,000 of this note has been repaid.

      In contemplation of the proposed merger agreement between Franklin Capital and Change Technology (see Note 11 to the Franklin Capital financial statements), Franklin Capital sold to Change Technology 250,000 shares of common stock in Excelsior for $250,000. If the merger is not consummated, Franklin Capital is required to repurchase the 250,000 shares of Excelsior Radio’s common stock for $250,000 plus interest at an annual rate of 10% from December 4, 2001 to the date of repurchase. As a result of the transaction, Franklin Capital now owns 50.8% of Excelsior Radio on a fully diluted basis and has 58.2% of the voting control. In addition, Franklin has the right to nominate four directors to Excelsior Radio’s seven-person board of directors.

      At the closing, Franklin Capital entered into a services agreement with Excelsior Radio whereby Franklin Capital will provide Excelsior Radio with certain services. In consideration for the services provided, for a period of six-months Franklin Capital will receive $30,000 per month and be reimbursed for all direct expenses. Subsequently, Franklin Capital’s monthly fee will be determined by a majority of the non-Franklin Capital directors; however, said management fee will be no less than $15,000 per month. Franklin Capital will continue to be reimbursed for all direct expenses. Finally, Franklin Capital’s chief financial officer will serve in that capacity for Excelsior Radio and his salary and benefits will be allocated between Excelsior Radio and Franklin Capital on an 80/20 basis. During the year ended December 31, 2001, Franklin earned $120,000 in management fees and was reimbursed $40,156 for salary and benefits for Franklin Capital’s chief financial officer, which was recorded as a reduction of expenses on Franklin Capital.

Franklin Capital Fees and Expenses Table

      This table describes the various costs and expenses that an investor in Franklin Capital common stock will bear directly or indirectly.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price)	0%
Dividend reinvestment plan fees(1)	None
Annual Expenses (as a percentage of consolidated net assets attributable to common stock and preferred stock)(2)
Operating expenses(3)	54%
Interest payments on borrowed funds(4)	—

Total annual expenses	54%

(1)	Franklin Capital does not maintain a dividend reinvestment or cash purchase plan.

(2)	“Consolidated net assets attributable to common stock and preferred stock” equals net assets (i.e., total assets less total liabilities) at December 31, 2001. On February 22, 2000, Franklin Capital issued 16,450 shares of convertible preferred stock with a par value of $100 per share for $1,6450,000. The stock has a cumulative 7% quarterly dividend and is convertible into 123,376 shares of common stock.

(3)	“Operating Expenses” represent the operating expenses of Franklin Capital for the year ended December 31, 2001.

(4)	“Total annual expenses” is based on expenses for the year ended December 31, 2001.

Example

      The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Franklin Capital. In calculating the following expense amounts, Franklin Capital assumed it would have no additional leverage and that its operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year		3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$—	(1)	$—	$—	$—

(1)	Franklin Capital intends to withdraw its election to be regulated as a business development company, subject to stockholder approval. In connection with the proposed merger with Change Technology, Franklin Capital intends to change the nature of its business to focus on assets primarily in the media and advertising business. Therefore, the proposed example is not meaningful on a going forward basis.

     Although the example assumes (as required by the SEC) a 5.0% annual return, Franklin Capital’s performance will vary and may result in a return of greater or less than 5.0%.

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

BUSINESS OF CHANGE TECHNOLOGY

Overview

      Change Technology currently has limited operations. Since July 2001, Change Technology has focused on divesting its consulting businesses and using its significant cash position to develop and acquire businesses in the radio and media industries. Presently, its only operating business is Canned Interactive, which designs and produces interactive media, primarily for the entertainment industry.

      Prior to July 2001, Change Technology had provided a broad range of consulting services, including e-services and technology strategy, online branding, web architecture and design, systems integration, systems architecture and outsourcing. However, in response to continued unfavorable market conditions for such services, Change Technology embarked on a review of its operations with the goal of formulating a course of action to minimize near-term losses, capital expenditures, and reduce cash outflows. As a result of such review, the Change Technology board of directors voted to sell or wind down its existing operations, other than Canned Interactive, and use its assets to invest in and develop new businesses.

      In connection with such decision, the Change Technology board of directors terminated the employment of approximately 90% of its existing workforce, including its President and Chief Executive Officer. As a result of such actions, Change Technology incurred severance expenses of $1,326,000 ($493,000 of which were incurred in connection with the termination of employment of its President and Chief Executive Officer).

      The board of directors then appointed William Avery, a member of Change Technology’s board of directors, to serve as Change Technology’s President and Chief Executive Officer. He was charged with executing the board’s divesture and new business development plan.

      In August 2001, Mr. Avery was approached by Franklin Capital regarding Change Technology’s interest in providing capital in connection with Franklin Capital’s acquisition of certain radio programming and services assets from affiliates of Winstar Communications, Inc. and to explore further the possibility of combining Change Technology and Franklin Capital.

      In connection with the radio asset acquisition, Change Technology agreed to provide Excelsior Radio Networks Inc., a majority owned subsidiary of Franklin Capital, with a loan in the amount of $2,250,000. Pursuant to the terms of the loan, if Franklin Capital and Change Technology had not mutually agreed to a term sheet regarding a business combination on or before December 31, 2001, Change Technology would have had the right to accelerate the payment of all principal and interest due on the loan. Change Technology also received a warrant to purchase 482,955 shares of common stock of Excelsior Radio Networks at an exercise price of $1.125 per share.

      On December 4, 2001, Change Technology and Franklin Capital entered into a definitive agreement and plan of merger.

      Concurrently with the execution of the merger agreement, the parties entered into a stock purchase agreement pursuant to which Change Technology agreed to purchase 250,000 shares of common stock of Excelsior Radio Networks from Franklin Capital for an aggregate purchase price of $250,000. In the event that the merger between Franklin Capital and Change Technology is terminated pursuant to the terms of the merger agreement, Franklin Capital shall be required to repurchase all of such common stock from Change Technology at a repurchase price equal to $250,000, plus interest thereon at an annual rate of 10% from December 4, 2001 to the date of repurchase. Additionally, the note receivable will still be due in September 2002.

      On April 3, 2002, Dial Communications Global Media, Inc., a newly formed wholly owned subsidiary of Excelsior Radio, completed the acquisition of substantially all of the assets of Dial Communications Group, Inc., and Dial Communications Group, LLC used in connection with the Dial entities’ business of selling advertising relating to radio programming. The Dial acquisition was completed pursuant to the Asset Purchase Agreement, dated as of April 1, 2002, by and among the Dial entities, Franklin Capital and Excelsior Radio. Immediately prior to the closing of the transactions contemplated by the Purchase Agreement, Excelsior Radio assigned all of its rights and obligations under the Purchase Agreement, as well as certain other assets and liabilities relating to the portion of Excelsior Radio’s business dedicated to the sale of advertising relating to radio programming, to Dial Communications Global Media, Inc. Change Technology and Sunshine, both existing stockholders of Excelsior Radio, loaned Excelsior Radio an aggregate amount of $7,000,000 to finance the initial consideration of the Dial acquisition. The obligations under the loans are secured by certain of Excelsior Radio’s assets.

      Change Technology’s principal executive offices are located at 537 Steamboat Road, Greenwich, CT 06830. Change Technology also maintains offices in New York, NY and Los Angeles, CA.

Corporate History

      Until March 28, 2000, Change Technology was known as Arinco Computer Systems Inc. and had no business operations. On March 28, 2000, an investor group acquired control of Arinco Computer Systems through an investment of $40,000,000 in exchange for newly issued convertible preferred stock of Arinco Computer Systems (which has since all been converted to common stock). Following this investment, Arinco Computer Systems changed its name to Change Technology Partners, Inc., redomesticated from New Mexico to Delaware, and commenced its consulting business strategy.

Subsidiaries

      As of December 31, 2001, Change Technology’s subsidiaries were:

•	Iguana Studios, Inc. — a New York City-based interactive consulting agency.

•	Papke Textor, Inc. d/b/a Canned Interactive — a Los Angeles-based media and entertainment agency.

      Iguana Studios has no significant operations or assets and Change Technology plans on dissolving Iguana Studios during 2002. Change Technology has no plans to sell or divest Canned and is working with the management of Canned to increase its performance. Canned was cash flow positive in the fourth quarter of 2001.

Investments and Loans

      Change Technology has made investments in and loans to media and technology companies. The following table summarizes Change Technology’s media and technology investments and loans as of December 31, 2001:

Type of
Investment	Description	Investment Interest

Excelsior Radio Networks, Inc.	Produces, syndicates, and distributes radio programs	250,00 shares of common stock, warrant to purchase 482,955 shares of common stock and $2,250,000 note
NetPro Holdings Inc.	Streaming media management services company	39.15% equity interest
Broadstream, Inc.	No current operations	43% equity interest
Livesky, Inc.	Wireless technology developer, including mobile telephone business strategy and assessment as well as mobile application design and development	2% equity interest
Insys LLC	Provider of systems integration services	49% equity interest and $100,000 note

Acquisitions and Divestitures

      eHotHouse. On September 15, 2000, Change Technology acquired majority voting control of eHotHouse Inc., an interdisciplinary e-services consulting firm, in a transaction where eHotHouse issued Series A convertible participating preferred stock to Change Technology in exchange for $3,000,000 and a covenant, by Change Technology, to issue 6,374,502 shares of Change Technology’s common stock as directed by eHotHouse. The operations of eHotHouse prior to acquisition were de minimis. No consideration was provided to the existing shareholders of eHotHouse in the transaction. During the period from September 2000 through February 2001, eHotHouse completed several business combinations. However, eHotHouse did not exercise its right under the aforementioned covenant to have Change Technology issue additional shares of Change Technology’s common stock.

      In February 2001, Change Technology acquired the outstanding minority interest of eHotHouse for 5,300,013 shares of Change Technology common stock and approximately $400,000 in cash.

      Subsequent to February 2001, Change Technology merged eHotHouse with and into Change Technology. As a result of Change Technology’s divesture plan, Change Technology does not intend on actively developing the former business of eHotHouse.

      Iguana. In March 2001, Change Technology acquired Iguana Studios, Inc., a New York City-based interactive consulting agency, for approximately $5,800,000, including $2,800,000 in cash, 2,700,000 shares of Change Technology’s common stock valued at approximately $2,000,000, and replacement options to purchase 1,681,888 shares of Change Technology common stock, which vested upon the change in control, valued at approximately $1,000,000. As of December 31, 2001, Iguana had no significant operations or assets, and Change Technology plans on dissolving Iguana in 2002.

      Approximately 2,300,000 shares of Change Technology’s common stock were placed in escrow in connection with the Iguana acquisition. The shares will be held in escrow until June 30, 2002 and released thereafter to the former Iguana stockholders if Change Technology has not submitted a claim to the escrow agent with respect to breaches of the representatives and warranties of Iguana contained in the merger agreement.

      In connection with the merger, all of the former Iguana stockholders agreed not to transfer their shares of Change Technology common stock for a period of 12 or 24 months. On October 31, 2001, certain former Iguana stockholders agreed to release Change Technology from any and all obligations arising under the escrow agreement and Change Technology agreed to release certain of the former Iguana stockholders from their obligation not to transfer their shares of Change Technology common stock.

      Canned. In June 2001, Change Technology acquired Papke-Textor, Inc. d/b/a Canned Interactive, a Los Angeles-based media and entertainment interactive agency, for approximately $1,100,000 in cash, including acquisition costs, and 6,436,552 shares of Change Technology’s common stock valued at approximately $1,000,000.

      Also in connection with the Canned acquisition, $200,000 and 715,172 shares of Change Technology’s common stock were placed in escrow for a period ending December 12, 2002. The cash and shares will be held in escrow until December 12, 2002 and released thereafter to the former Canned stockholders if Change Technology has not submitted a claim to the escrow agent with respect to breaches of the representatives and warranties of Canned contained in the merger agreement. In connection with the merger, certain Canned stockholders agreed not to transfer their shares of Change Technology common stock for a period of 24 months.

      Canned Interactive is based in Los Angeles, California and designs and produces interactive media, primarily for the entertainment industry. Entertainment companies, as well as consumer goods, sports and technology companies, will contract with Canned to produce interactive media such as digital video discs (DVD) and web site design. Work is usually contracted with a purchase order and delivery of completed work is typically within 1 to 3 months of receipt of the order.

      Most theatrical films, including new and library releases, are now released in DVD format. Canned designs interactive content for those titles, enriching the viewer experience and creating value for Canned’s clients. It also uses its design and technology skills to create and enhance web sites with interactive and streaming content.

      Canned plans to exploit its ability to design, create and produce interactive DVD applications in two ways. First, Canned plans to support and marginally grow its business in the entertainment sector. Canned’s service to this business sector allowed it to develop top creative and technology skills. It has significantly penetrated the sector and will opportunistically pursue new business while ensuring sufficient resources are deployed to secure what has become a relatively stable and predictable part of the business. Second, Canned will use its understanding of the DVD medium to identify business opportunities for its services in other market segments where it believes its creative and technology skills can support its clients’ business objectives. As the number of DVD-enabled households increases, driven in large part by the theatrical entertainment business’ use of DVDs to distribute its product, the public’s familiarity with interactive DVD’s increases and the cost of distribution decreases. These factors open up potential new uses for Canned’s services outside of its core entertainment business. Canned currently has targeted the technology, consumer goods and communications businesses.

      Canned’s largest clients in 2001 were Disney Home Entertainment, Columbia Tristar Home Entertainment and Warner Home Video. Other clients in 2001 were Cisco Systems, Nike and the United States Olympic Committee. Until recently, most of Canned’s business was by way of referral and capitalization on the established contacts it has built in the entertainment sector. Canned has now developed a quota-bearing sales approach to sign new revenue sources outside the entertainment industry. Based on the success of these new initiatives, Canned is organized to add to its sales team and support that effort with appropriate public relations.

      Competition for the development of interactive DVDs and web sites is strong and varied. Companies that compete with Canned in the DVD market include 1k Studios, dzn, B.D. Fox and Zuma Digital. In the web site marketplace there are numerous small, local competitors, as well as more established companies such as Razorfish and dna studios.

      In 1999, Congress passed legislation that regulates certain aspects of the internet, including on-line content, copyright infringement, user privacy, taxation, access charges, liability for third-party activities and jurisdiction. In addition, federal, state, local and foreign governmental organizations also are considering, and may consider in the future, other legislative and regulatory proposals that would regulate the internet. The internet and e-commerce sectors are still relatively new areas and it is not known how courts will interpret or apply both existing and new laws. Therefore, Canned is uncertain how new laws or the application of existing laws will affect its web site design business.

      Broadstream and NetPro. In June 2000, Change Technology purchased 7,626,165 shares of Series A convertible redeemable preferred stock of Broadstream, Inc., a streaming media management services company, (d/b/a Network Prophecy), representing an approximately 30% equity interest and approximately 47% voting interest in Broadstream in exchange for $6,500,000.

      Following a recapitalization transaction in May 2001, on August 15, 2001 Change Technology purchased a secured convertible promissory note from Broadstream in exchange for $600,000 in connection with an aggregate $1,600,000 bridge loan financing consummated by Broadstream. The aggregate bridge loan financing was secured by all of Broadstream’s assets. The note also contained certain conversion provisions in the event Broadstream closes a new round of financing or enters into a change of control transaction.

      On November 30, 2001 Change Technology assigned its note to a newly formed entity, NetPro Holdings Inc., in exchange for 13,674,753 shares of NetPro Series A-1 convertible redeemable participating preferred stock. No gain or loss was recorded as a result of this exchange. Concurrent with this transaction, NetPro Holdings foreclosed on the note and elected to take possession of all of Broadstream’s assets in full satisfaction of the note. Broadstream remains in existence but is not conducting any business.

      On December 24, 2001, Change Technology purchased 1,585,479 shares of NetPro Series B-1 convertible redeemable participating preferred stock in exchange for $200,000. As of December 31, 2001, Change Technology’s interest in NetPro represents approximately 39.15% of NetPro’s outstanding equity. On January 10, 2002, Change Technology invested an additional $100,000 in NetPro Series B-1 stock. On March 14, 2002, the board of directors of NetPro voted to suspend all of the Company’s business operations and immediately terminate almost all of its employees due to NetPro’s inability to generate sufficient revenues. NetPro’s board of directors continues to evaluate alternatives to maximize the value of the company’s remaining assets.

      Rand. On November 30, 2000, eHotHouse acquired all of the issued and outstanding common stock of RAND Interactive Corporation, a provider of media and technical services, in exchange for $700,000 of eHotHouse common stock and $700,000 in cash.

      On November 2, 2001 Change Technology sold all issued and outstanding shares of Rand to certain members of the management team in exchange for 375,039 shares of Change Technology’s common stock, and a warrant to purchase such amount of shares of common stock of Rand that equals, at the time of exercise, 30% of the issued and outstanding shares of Rand common stock on a fully diluted basis. Such warrants have a stated exercise price of $1.00 per share in the aggregate, expire on November 3, 2013, and are contingently exercisable upon the occurrence of certain prospective events.

      InSys. On October 18, 2000, eHotHouse acquired InSys Technology, Inc., a provider of systems integration services, in exchange for $900,000.

      On November 8, 2001 Change Technology sold a 51% voting interest in InSys to a certain member of the management team in exchange for $50,000 and concurrently forgave approximately $400,000 of advances to Insys. Change Technology continues to evaluate its investment in InSys and may decide to sell or hold such investment in the future.

Legal Proceedings

      Change Technology is subject to certain legal claims from time to time and is involved in litigation that has arisen in the ordinary course of its business. It is Change Technology’s opinion that it either has adequate legal defenses to such claims or that any liability that might be incurred due to such claims will not, in the aggregate, exceed the limits of Change Technology’s insurance policies or otherwise result in any material adverse effect on Change Technology’s operations or financial position.

Regulatory

      Prior to the consummation of the merger, Change Technology may own investment securities having a value exceeding 40% of the value of its total assets (exclusive of government securities and cash items) on an unconsolidated basis, and may therefore meet the definition of an “investment company” under the 1940 Act, the Change Technology board of directors believes that Change Technology will not be deemed an “investment company” by virtue of the “primarily engaged” exemption under Section 3(b)(1) of the 1940 Act. This statutory exemption provides that, even if a company owns investment securities having a value exceeding 40% of its total assets, it may not be an investment company if it in fact is directly or indirectly (through wholly owned subsidiaries) “primarily engaged” in a non-investment company business. While Change Technology’s board of directors believes that Change Technology is primarily engaged in a business other than owning securities, the applicability of the “primarily engaged” exclusion is determined on a case-by-case basis, and it is possible that Change Technology may be deemed by the SEC to be an investment company subject to the 1940 Act. In the event that the SEC determines that Change Technology cannot take advantage of the “primarily engaged” exclusion, the board of directors believes that Change Technology could rely on Rule 3a-2 under the 1940 Act, which deems an issuer otherwise subject to the 1940 Act not to be subject to the registration requirements of the 1940 Act for up to one year if certain conditions are met. However, it is possible that the SEC may disagree with Change Technology’s conclusion that this safe harbor is available to Change Technology, thus subjecting Change Technology to the risk that it should have registered as an investment company and that therefore Change Technology may be in violation of the 1940 Act. If the SEC determines that the safe harbor in Rule 3a-2 is unavailable to Change Technology, Change Technology would be in violation of the registration requirements under the 1940 Act which could subject Change Technology to penalties and other enforcement action by the SEC.

Employees

      As of December 31, 2001, Change Technology employed 28 full time employees. Of the total number of employees, 20 were in professional services, 4 were in sales and marketing and 4 were in finance and administration. None of Change Technology’s employees are represented by any collective bargaining unit, and Change Technology has never experienced a work stoppage. Change Technology believes its relations with its employees are good.

CHANGE TECHNOLOGY’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The following discussion should be read in conjunction with Change Technology’s audited consolidated financial statements and accompanying notes for the fiscal year ended December 31, 2001. Certain statements contained within this discussion constitute forward-looking statements. See “Forward Looking Statements.”

Accounting Policies

      The preparation of Change Technology’s financial statements in conformity with generally accepted accounting principles in the United States requires Change Technology to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Change Technology’s estimates, judgments and assumptions are continually evaluated based on available information and experience. Because of the use of estimates inherent in the financial reporting process, actual results could differ from those estimates.

      Change Technology provides services under time-and-material or fixed-price contracts which are generally short term. Under time-and-material and fixed-price contracts costs are generally incurred in proportion with contracted billing schedules and revenue is recognized when the services are rendered based on the percentage of costs incurred to date to total estimated project costs. Cumulative revenues recognized may be less or greater than cumulative costs and profits billed at any point in time during a contract’s term. The resulting difference is recognized as unbilled or deferred revenue.

      Any estimation process, including that used in preparing contract accounting models, involves inherent risk. Change Technology reduces the inherent risk relating to revenue and cost estimates in percentage-of-completion models through corporate policy, approval and monitoring processes. Risks relating to service delivery, productivity and other factors are considered in the estimation process. For all client contracts, provisions for estimated losses on individual contracts are made in the period in which the loss first becomes apparent.

      Change Technology maintains allowances for doubtful accounts for estimated losses resulting from the inability of customers to make payments. If the financial condition of Change Technology’s customers deteriorates, resulting in the customers’ inability to make payments, additional allowances will be required.

      Change Technology establishes the estimated useful lives of Change Technology’s intangibles based on a number of factors, which are in part based on Change Technology’s assessments of the expected revenues to be generated by the acquired customer base, a specific evaluation of the capabilities and retention efforts associated with the workforce acquired and other general economic trends. If Change Technology experiences client turnover, employee turnover or deteriorating operating performance, the estimated useful lives of Change Technology’s intangibles may require adjustment.

      Change Technology has reduced its deferred tax assets to an amount that Change Technology believes is more likely than not to be realized, $0 at December 31, 2001. In so doing, Change Technology has estimated future taxable losses in determining the valuation allowance. In the event that actual results differ from these estimates or these estimates are adjusted in future periods, Change Technology may need to modify its valuation allowance which could materially affect its financial position and results of operations.

Overview and Recent Developments

      Prior to commencement of the operational divesture described in Change Technology’s Form 10-Q for the quarter ended September 30, 2001, Change Technology was a provider of a broad range of professional consulting services, including e-services and technology strategy, online branding, web architecture and design, systems integration, systems architecture and outsourcing. Change Technology has served clients throughout the United States with offices in New York, Connecticut, Maryland, California and New Jersey.

      On December 4, 2001, Change Technology entered into an agreement and plan of merger with Franklin Capital. Subject to the terms of the agreement, Change Technology will be merged with and into Franklin Capital in a transaction intended to qualify as a tax-free reorganization. The merger is subject to stockholder approval by Franklin Capital and Change Technology. The companies anticipate closing the transaction in the second quarter of 2002.

      Change Technology has made two investments in Excelsior Radio Networks, Inc. (formerly known as eCom Capital), a subsidiary of Franklin Capital, which produces, syndicates and distributes radio programs and services. Change Technology purchased a promissory note and warrant for $2,250,000 from Excelsior Radio in August 2001 and in December of 2001, in connection with the merger agreement, purchased 250,000 shares of common stock of Excelsior Radio for $250,000 from Franklin Capital.

      Based on Change Technology’s assessment of the investment in Excelsior Radio and its review of the opportunities in the radio industry, the board of directors of Change Technology decided to merge Change Technology with and into Franklin Capital and jointly develop and acquire network radio programming and sales and syndication businesses.

Other Significant Developments

      In July 2001, the Board of Directors terminated the employment of Change Technology’s President and Chief Executive Officer. The former executive had an employment agreement with Change Technology dated August 21, 2000 that provided for severance benefits. Change Technology will pay the former executive the severance he is entitled to under his employment agreement and has incurred a charge totaling $493,000, which is included in severance charges in the consolidated statement of operations for the fiscal year ended December 31, 2001. Additionally, Change Technology has recorded an impairment loss in the amount of $2,250,000, reflecting the impact of the termination of the executive officer upon the carrying value of certain intangible assets, and reversed certain deferred compensation related to unvested options that were forfeited in connection with the termination. The impairment loss amount is included in the “Impairment Losses” section of the accompanying Statement of Operations.

      During 2001, in response to continued unfavorable market conditions for its consulting services, Change Technology embarked on a review of all operations with the goal of formulating a course of action to minimize near-term losses, capital expenditures, and reduce cash outflows. As an initial course of action, Change

Technology terminated the employment of approximately 90% of its existing workforce.

      These actions when coupled with the historical, and projected operating and cash flow losses of Change Technology resulted in the evaluation of the recoverability of Change Technology’s acquired intangible assets and goodwill. As a result, Change Technology recorded impairment charges totaling $5,013,000, which are included in impairment losses in the accompanying Statement of Operations.

      Also, as a result of these actions Change Technology incurred severance charges of $1,326,000 which are included in the “Severance Charges” section of the accompanying Statement of Operations. $895,000 of this amount has been paid as of December 31, 2001.

      On November 2, 2001, Change Technology executed a Share Purchase Agreement pursuant to which Change Technology sold all of the issued and outstanding capital stock of RAND to a member of the RAND management team. Under the terms of the share purchase agreement, Change Technology received 375,039 shares of RAND common stock and a warrant to purchase 30%, on a fully diluted basis when exercised, of RAND’s common stock at an aggregate exercise price of $1.00. The warrant, exercisable upon the occurrence of certain events, expires on November 3, 2013.

      On November 8, 2001, Change Technology sold a 51% voting interest in InSys to a certain member of the management team in exchange for $50,000 and concurrently forgave approximately $400,000 in advances to InSys. In addition, Change Technology loaned InSys $100,000 evidenced by a promissory note. The note bears interest at a rate equal to the London Interbank Offer Rate plus 2%.

Overview of Historical Operations

      Change Technology derives its revenues from services performed under one of two pricing arrangements: time-and-materials and fixed price. The services performed under either of these arrangements are substantially identical.

      Revenues are recognized for fixed price arrangements as services are rendered using the percentage-of-completion method, based on the percentage of costs incurred to date to total estimated project costs, provided Change Technology has the ability to produce reasonably dependable estimates, and collection of the resulting receivable is probable. The cumulative impact of any revision in estimates of the costs to complete and losses on projects in process are reflected in the period in which they become known.

      Revenues are recognized for time-and-materials based arrangements in the period when the underlying services are rendered, provided collection of the resulting receivable is probable and no significant obligations remain.

      Provisions for estimated project specific losses on both types of contracts are made during the period in which such losses become probable and can be estimated. To date, such losses have not been significant. Change Technology reports revenue net of reimbursable expenses.

      Agreements entered into in connection with time-and-materials projects are generally terminable by the client upon 30-days’ prior written notice, and clients are required to pay Change Technology for all time, materials and expenses incurred by Change Technology through the effective date of termination. Agreements entered into in connection with fixed-fee projects are generally terminable by the client upon payment for work performed and the next progress payment due. If clients terminate existing agreements or if Change Technology is unable to enter into new agreements, Change Technology’s business, financial condition and results of operations could be materially and adversely affected. In addition, because a significant portion of Change Technology’s expenses are fixed, a variation in the number of client engagements can cause significant variations in operating results from quarter to quarter.

      Change Technology’s projects vary in size and source. Therefore, a client that accounts for a significant portion of Change Technology’s revenues in one period may not generate a similar amount of revenue in subsequent periods. However, there is a risk that the source of Change Technology’s revenues may be generated from a small number of clients and these clients may not retain Change Technology in the future. Any cancellation, deferral or significant reduction in work performed for these principal clients or a significant number of smaller clients could have a material adverse effect on Change Technology’s business, financial condition and results of operations.

      Change Technology’s costs consist primarily of compensation and related costs of personnel dedicated to customer assignments. Project personnel costs also include fees paid to subcontractors for work performed in connection with projects and non-reimbursed travel expenses.

      Change Technology’s selling, general and administrative costs consist primarily of compensation and related costs of the management and administrative functions, including finance and accounting, marketing, human resources and internal information technology, the costs of Change Technology’s facilities and other general corporate expenses.

      Change Technology’ equity based compensation expense is comprised of amortization of the deferred compensation associated with the grant of stock options to Change Technology’s board of directors and former President and Chief Executive Officer. Such cost is measured as the difference between the exercise price of options granted and the fair market value of the underlying stock on the date of measurement, and is being recognized as expense over the vesting period of the options. Also included in equity-based compensation during the twelve months ended December 31, 2001 is the cost associated with 3,144,494 shares of common stock of Change Technology issued as partial consideration in exchange for the former President and Chief Executive Officer’s shares of eHotHouse, a subsidiary. Such cost is measured as the excess of the fair value of Change Technology shares issued as settlement over the fair value of the eHotHouse shares on the original date of grant. Change Technology incurred approximately $3,086,000 in equity based compensation expense during the fiscal year ended December 31, 2001.

Acquisitions and Divestitures

      Change Technology evaluates acquisitions based on numerous quantitative and qualitative factors. Quantitative factors included historical and projected revenues and profitability, geographic coverage and backlog of projects under contract. Qualitative factors include strategic and cultural fit, management skills, customer relationships and technical proficiency.

      eHotHouse. On February 21, 2001, Change Technology acquired the remaining outstanding interests in eHotHouse Inc., and merged eHotHouse with a newly formed, wholly owned subsidiary of Change Technology. Change Technology acquired this minority interest for approximately 2,200,000 shares of Change Technology common stock, valued at approximately $2,700,000, and $200,000 in cash. The acquisition was accounted for using the purchase method of accounting. On May 16, 2001, eHothouse merged with and into Change Technology.

      As a result of the aforementioned terminations, coupled with the historical, current and projected operating and cash flow losses, Change Technology evaluated recoverability of its acquired intangible assets acquired from eHotHouse by comparison of the carrying value relative to future cash flows. As a result, Change Technology recorded impairment charges totaling $2,250,000, which are included in the “Impairment Charges” section of the accompanying Statement of Operations.

      InSys. On October 18, 2000, eHotHouse acquired substantially all of the operating assets and assumed certain liabilities of InSys, a provider of systems integration services, in exchange for $900,000 in cash including acquisition costs. The business combination was accounted for using the purchase method.

      During the year ended December 31, 2001 as a result of the aforementioned terminations, coupled with the historical, current and projected operating and cash flow losses, Change Technology evaluated the recoverability of its acquired intangible assets by comparison of the carrying value relative to future cash flows. As a result, Change Technology recorded impairment charges totaling $105,000 which are included in the “Impairment Charges” section of the accompanying Statement of Operations.

      As discussed above, on November 8, 2001 Change Technology sold a 51% voting interest in InSys to a certain member of the management team in exchange for $50,000 and concurrently forgave approximately $400,000 of advances to InSys. In addition, Change Technology loaned InSys $100,000 evidenced by a promissory note.

      RAND Interactive Corporation. On November 30, 2000, eHotHouse acquired all of the issued and outstanding common stock of RAND Interactive Corporation, a provider of media and technical services in exchange for $700,000 of eHotHouse common stock and $700,000 in cash including acquisition costs. The business combination was accounted for using the purchase method.

      As a result of the aforementioned terminations, coupled with the historical, current and projected operating and cash flow losses, Change Technology evaluated the recoverability of its acquired intangible assets by comparison of the carrying value relative to future cash flows. As a result, Change Technology recorded impairment charges totaling $1,030,000 which are included in the “Impairment Charges” section of the accompanying Statement of Operations.

      As discussed above, on November 2, 2001 Change Technology sold all issued and outstanding shares of Rand to certain members of the management team in exchange for 375,039 shares of Change Technology’s common stock, and a warrant to purchase such amount of shares of common stock that shall equal, at the time exercise, 30% of the issued and outstanding shares of Rand common stock on a fully diluted basis.

Iguana. On March 1, 2001, Change Technology acquired all outstanding shares of Iguana Studios, Inc., a leading provider of media and technical services, in exchange for approximately $2,800,000 in cash, including acquisition costs, 2,700,000 shares of Change Technology common stock, valued at approximately $2,000,000, and replacement options to purchase 1,681,888 shares of Change Technology common stock valued at approximately $1,000,000. The acquisition was accounted for using the purchase method of accounting.

      As a result of the aforementioned terminations, coupled with historical, current and projected operating and cash flow losses, Change Technology evaluated recoverability of its acquired intangible assets and goodwill acquired from Iguana by comparison of the carrying value relative to future cash flows. As a result, Change Technology recorded impairment charges totaling $3,878,000, which are included in the “Impairment Charges” section of the accompanying Statement of Operations.

      Canned. On June 12, 2001, Change Technology acquired Papke-Textor, Inc. d/b/a Canned Interactive, a Los Angeles-based media and entertainment interactive agency, for approximately $1,100,000 in cash, including acquisition costs, and 6,436,552 shares of Change Technology’s common stock valued at approximately $1,000,000. The business combination was accounted for using the purchase method.

      Broadstream and NetPro. In May 2001, Broadstream, Inc. completed a recapitalization whereby the holders of Series A convertible redeemable preferred stock exchanged their Series A shares for Series A-1 convertible redeemable preferred stock. The recapitalization modified the conversion ratio, policies regarding dividends and voting rights for Series A-1 holders. No additional consideration was paid by Change Technology or any other preferred shareholder in connection with this transaction. As a result of the recapitalization, the voting interest of common shareholders was reduced from 31% to 13%.

      Also in May 2001, in connection with the recapitalization, Change Technology transferred 1,191,569 shares of Series A-1 convertible redeemable preferred stock to Adelson Investors, LLC, another shareholder of Broadstream. This transfer was accounted for as a contribution by Change Technology of such shares to Broadstream in exchange for no consideration. In connection with this non-reciprocal transfer of shares, Change Technology recorded a charge of $1,016,000, equal to Change Technology’s cost basis in such shares, which has been included in equity in losses of unconsolidated subsidiaries in the accompanying statement of operations. Subsequent to the recapitalization, and non-reciprocal share transfer, Change Technology owned 6,434,596 shares of Series A-1 convertible redeemable preferred stock of Broadstream, representing an approximately 43% equity interest (calculated on an as-if-converted basis) and 49% voting interest.

      On August 15, 2002, Change Technology purchased a secured convertible promissory note from Broadstream in exchange for $600,000 in connection with an aggregate $1,600,000 bridge loan financing consummated by Broadstream. The aggregate bridge loan financing was secured by all of Broadstream’s assets. The note also contained certain conversion provisions in the event Broadstream closes a new round of financing or enters into a change of control transaction.

      On November 30, 2001, Change Technology assigned its note to a newly formed entity, NetPro Holdings, Inc., in exchange for 13,674,753 shares of NetPro Series A-1 Convertible Redeemable Participating Preferred Stock. On November 30, 2002, as a result of the application of the equity method, the net book value of the note approximated zero and no gain or loss was recorded as a result of this exchange. Concurrent with this transaction, NetPro foreclosed on the note and elected to take possession of all of Broadstream’s assets in full satisfaction of the notes. Broadstream remains in existence but is not conducting any business.

      On December 24, 2001, Change Technology purchased 1,585,479 shares of NetPro Series B-1 Convertible Redeemable Preferred Stock in exchange for $200,000 in connection with a larger ongoing financing effort by NetPro. On January 10, 2002, Change Technology invested an additional $100,000 in NetPro Series B-1 stock. On March 14, 2002, the board of directors of NetPro voted to suspend all of NetPro’s business operations and immediately terminate almost all of its employees due to NetPro’s inability to generate sufficient revenues. NetPro’s board of directors continues to evaluate alternatives to maximize the value of the company’s remaining assets.

Results of Operations

Year ended December 31, 2001 compared to December 31, 2000.

      Revenues. Revenues increased from $1,370,000 in 2000 to $5,567,000 in 2001. This increase is the result of the contribution to revenues of acquired companies’ revenue streams. As a result of Change Technology’s divestitures and continued unfavorable market conditions for its professional services, revenues from historical secure offerings are expected to decline on a prospective basis.

      Cost of Revenues. Cost of revenues increased from $1,119,000 in 2000 to $7,276,000 in 2001. Cost of revenues consists primarily of compensation of billable employees, travel, subcontractor costs, and other costs directly incurred in the delivery of services to clients. Billable employees are full time employees and subcontractors whose time are spent servicing client projects. Also included in Cost of Revenues is the amortization of certain purchased intangible assets, representing the value of customer relationships and workforces acquired.

      In connection with the acquisition of InSys, RAND, Iguana, and Canned, Change Technology recorded intangible assets representing the value ascribed to the customer lists and assembled workforces of the acquired companies. The aggregate amortization of these intangible assets totaled $50,000 and $2,588,000, respectively, and is included in Cost of Revenues.

      As a result of Change Technology’s divestitures, terminations and unfavorable market conditions, cost of revenues decreased on a sequential basis during 2001 and are expected to decline on a prospective basis.

      Selling General and Administrative Expenses. Selling, general and administrative expenses consist primarily of compensation and related benefits, professional services fees, facilities costs, and advertising and promotional costs. Selling, general and administrative expenses increased from $3,305,000 in 2000 to $13,738,000 in 2001. These increases were primarily the result of increased compensation, increased professional services fees, increases in facility costs and increases in other costs associated with the growth of Change Technology’s business and operations over the prior year. On a prospective basis, as a result of the operational modifications to Change Technology, selling, general and administrative expenses are expected to decrease in absolute dollars.

      Impairment Losses. As a result of the aforementioned terminations, Change Technology evaluated the recoverability of its acquired intangible assets and goodwill by comparison of the carrying value relative to future cash flows. As a result, Change Technology recorded impairment charges totaling $7,263,000, which are included in the “Impairment Losses” section of the accompanying Statement of Operations.

      Severance Costs. Severance costs were $0 and $1,326,000 in the twelve months ended December 31, 2000 and 2001, respectively.

      Equity in Losses of Unconsolidated Subsidiaries. Equity in losses of unconsolidated subsidiaries was $1,732,000 and $5,546,000 for the ended December 31, 2000 and 2001, respectively. Equity in losses of unconsolidated affiliates resulting from Change Technology’s minority ownership in Broadstream, NetPro and InSys have been accounted for under the equity method of accounting. Under the equity method of accounting, Change Technology’s proportionate share, calculated on an as-if-converted basis, of the investee’s operating losses and amortization of Change Technology’s net excess investment over its equity in the investee’s net assets is included in equity in losses of unconsolidated affiliates.

      Interest and Dividend Income. Interest and dividend income was $1,469,000 and $845,000 for the year ended December 31, 2000 and 2001, respectively. The decrease in interest income over the prior year was attributable to a decrease in Change Technology’s invested cash balance, as it has funded its ongoing operations. Interest income in future periods may fluctuate as a result of the average cash we maintain and changes in the market rates of cash equivalents, and Change Technology expect that the average cash balance may continue to decrease as Change Technology continues to incur operating losses.

      Income Taxes. Change Technology has available estimated net operating loss carryforwards for income tax purposes of approximately $20,000,000 as of December 31, 2001, which expire on various dates from 2001 through 2021. A valuation allowance has been established due to uncertainty whether Change Technology will generate sufficient taxable earnings to utilize the available net operating loss carryforwards. A portion of Change Technology’s net operating loss carryforwards may also be limited due to significant changes in its ownership as required under Section 382 of the Tax Reform Act of 1986.

Year Ended December 31, 2000 Compared to Year Ended December 31, 1999

      Change Technology commenced its new business strategy in the spring of 2000 and began its primary operations in the fall of 2000 concurrent with its acquisition of majority control of eHotHouse.

      Revenues. Revenues increased from $0 in 1999 to $1,370,000 in 2000. The increase is a result of the contribution to revenues of acquired companies’ revenue streams.

      Cost of Revenues. Cost of revenues consists principally of costs directly incurred in the delivery of services to clients, primarily consisting of compensation of billable employees. Billable employees are full time employees and sub-contractors whose time spent working on client projects is charged to that client at agreed-upon rates. Billable employees are our primary source of revenue. This increase is a result of the contribution to such costs of acquired companies’ direct personnel and related costs.

      In connection with Change Technology’s acquisitions of InSys and RAND, accounted for under the purchase method of accounting, Change Technology recorded intangible assets representing the value ascribed to the customer lists and assembled workforces of the acquired companies. The aggregate amortization of these intangibles totaled $50,000 for the year ended December 31, 2000 and is included in cost of revenues.

      Selling, General and Administrative Expenses. Selling, general and administrative expenses consist primarily of compensation and related benefits, professional services fees, facilities costs and advertising and promotional costs. Selling, general and administrative expenses increased from $12,000 in 1999 to $3,305,000 in 2000. The increase was primarily the result of increased compensation, increased professional services fees and increases in other costs associated with the growth of our business and operations.

      Equity in Losses of Unconsolidated Affiliates. Equity in losses of unconsolidated affiliates was $0 in 1999 and $1,732,000 in 2000. Equity in losses of unconsolidated affiliates resulting from Change Technology’s minority ownership in Broadstream has been accounted for under the equity method of accounting. Under the equity method of accounting, Change Technology’s proportionate share, calculated on an as-if-converted basis, of Broadstream’s operating losses and amortization of Change Technology’s net excess investment over its equity in Broadstream’s net assets is included in equity in losses of unconsolidated affiliates.

      Interest And Dividend Income. Interest and dividend income was $5,000 in 1999 and $1,469,000 in 2000. The increase in interest income was attributable to interest earned on cash and cash equivalents primarily from the net proceeds from Change Technology’s sale of Series B convertible preferred stock in March 2000.

      Income Taxes. Change Technology has available estimated net operating loss carryforwards for income tax purposes of approximately $4,066,000, which expires on various dates from 2001 through 2020. A valuation allowance has been established due to uncertainty whether Change Technology will generate sufficient taxable earnings to utilize the available net operating loss carryforwards. A portion of Change Technology’s net operating loss carryforwards may also be limited due to significant changes in ownership under Section 382 of the Tax Reform Act of 1986.

Liquidity and Capital Resources

      On March 28, 2000, an investor group led by Pangea Internet Advisors, LLC purchased 4,000,000 shares of Series B convertible preferred stock for net proceeds to

Change Technology of approximately $39,450,000 in cash. Also on March 28, 2000, certain other investors purchased warrants to purchase 41,250,000 shares of common stock for $100,000.

      Change Technology had $8,892,000 in cash and cash equivalents available as of December 31, 2001. Change Technology used $21,441,000 to fund operations, finance acquisitions and make strategic investments during the year ended December 31, 2001. Change Technology has initiated a merger transaction with Franklin Capital Corporation, subject to certain terms, conditions and stockholder approvals, which would require outlays of capital to complete the merger. Further, Change Technology is continuously evaluating future acquisitions of businesses and other strategic assets which may also require considerable outlays of capital. If a business combination is consummated and the post combination operations require significant cash outlays to fund operations, Change Technology may be required to seek additional sources of financing.

      However, beginning in the third quarter of 2001, in response to continued unfavorable market conditions for its services, Change Technology embarked on a review of its operations with the goal of formulating a course of action to minimize near term losses, capital expenditures and reduce cash outflows. As of December 31, 2001, Change Technology has a single operating subsidiary, a limited number of employees and has significantly reduced fixed expenses.

      During the year ended December 31, 2001, Change Technology incurred legal fees in connection with certain transactions and other matters in the normal course of business. A portion of these services was provided by a firm of which a member of the board of directors is a partner. Fees incurred by this firm totaled approximately $881,000 and $821,000 for the year ended December 31, 2001 and 2000, respectively.

      Additionally, during the year ended December 31, 2001, Change Technology incurred management and investment advisory service fees in connection with identifying, evaluating, negotiating, and managing investment opportunities for Change Technology. These services were provided by a firm of which the current President and Chief Executive Officer of Change Technology was previously affiliated. Fees incurred by Change Technology to this firm totaled $510,000 and $828,000 in 2001 and 2000, respectively. Additionally, this firm occupies a portion of Change Technology’s office space in Connecticut, for which it pays rent at an amount which approximates fair market value. Such payments to Change Technology totaled $283,000 during the year ended December 31, 2001. Furthermore, the firm was indebted to Change Technology in the amount of $204,000 at December 31, 2001 for its pro rata share of certain leasehold improvements and rental payments due.

      Change Technology invests predominantly in instruments that are highly liquid, investment grade securities that have maturities of less than 45 days.

      Change Technology’s future contractual obligations at December 31, 2001 were as follows:

					2006 and
	2002	2003	2004	2005	Thereafter

Operating leases	$980	$842	$332	$46	$—
Capital Leases	92	124	—	—	—

Involuntary termination	247	246	—	—	—

	$1,227	$1,088	$332	$46	—

      Change Technology intends to fund these obligations from its cash on hand at December 31, 2001.

Quantitative and Qualitative Disclosures About Market Risk

      Change Technology’s primary objective in investing in securities and other instruments is to preserve principal while at the same time maximizing yields without significantly increasing risk. To achieve this objective, Change Technology maintains a portfolio of cash and cash equivalents and money market funds. As of December 31, 2001, Change Technology held cash and cash equivalents with an average maturity of 45 days or less.

Properties

      Change Technology leases approximately 10,900 square feet of office space at 537 Steamboat Road, Greenwich, Connecticut for use as executive offices. Change Technology currently utilizes approximately 3,500 of the 10,900 square feet and has sublet the remaining 7,400 square feet to a third party. The current lease expires in October 2003. In addition, Change Technology subleases office space at 16 West 19th Street, New York, New York 10011 and leases space at 111 Water Street, Baltimore, Maryland 21202.

Committees

          Audit Committee

      The Audit Committee is composed of Michael Gleason. This committee is charged with the responsibility of overseeing the financial reporting process of Change Technology. In the course of performing its functions, the Audit Committee (i) reviews Change Technology’s internal accounting controls and its audited financial statements, (ii) reviews with Change Technology’s independent auditors the scope of their audit, their report and their recommendations, (iii) considers the possible effect on the independence of such accountants in approving non-audit services requested of them and (iv) recommends the action to be taken with respect to the appointment of Change Technology’s independent auditors. All of the members of the Audit Committee are independent as defined by the rules of The Nasdaq Stock Market, Inc. The Audit Committee met five times in 2001.

          Audit Committee Report

      The Audit Committee monitors Change Technology’s financial reporting process and internal control system on behalf of the board. In addition, the Committee recommends to the board of directors, subject to stockholder ratification, the selection of Change Technology’s independent auditors. The member of the Audit Committee is independent as defined by the rules of The Nasdaq Stock Market, Inc.

      Management is responsible for Change Technology’s internal controls and the financial reporting process. Change Technology’s independent auditors, KPMG LLP, are responsible for performing an independent audit of Change Technology’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee’s role does not provide any special assurance with regard to Change Technology’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by KPMG.

      In this context, the Audit Committee has met and held discussions with management and KPMG. Management represented to the Committee that Change Technology’s financial statements were prepared in conformity with accounting principals generally accepted in the United States of America, and the Committee has reviewed and discussed the financial statements with management and KPMG. The Committee discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      In addition, the Audit Committee has had discussions with KPMG regarding KPMG’s independence from Change Technology and its management, including matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

      The Audit Committee discussed with KPMG the overall scope and plans for their audits. The Committee meets with KPMG, with and without management present, to discuss the results of their examinations, the evaluations of Change Technology’s internal controls, and the overall quality of Change Technology’s financial reporting.

      Based upon the Audit Committee’s discussions with management, KPMG and the Committee’s review of the representations of management and the report of KPMG to the Committee, the Committee recommended that the board include the audited financial statements in Change Technology’s Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Commission.

Audit Committee Member

Michael Gleason

Compensation Committee

      The Compensation Committee is composed of William E. Lipner (Chairman), James M. Dubin and Michael Gleason. The Compensation Committee is charged with the responsibility of (i) reviewing, advising and making recommendations with respect to employee salary and compensation plans, benefits and standards applicable to the executive officers of Change Technology, (ii) taking all actions with respect thereto that are not specifically reserved for the board and (iii) administering any salary or compensation plans as the Compensation Committee is designated to administer. The Compensation Committee met six times and acted by written consent once in 2001.

Report of the Compensation Committee

      The Compensation Committee of the Board, which met six times last year and acted by written consent one time, reviews and determines the compensation of the Change Technology’s executive officers. It also reviews and approves any employment, severance or similar agreements for executive officers. In addition, the committee oversees and approves grants of stock options and other stock-based awards pursuant to the Company’s stock option plan to employees and non-employee directors. Mr. Dubin, Mr. Gleason and Mr. Lipner (Chairman) served on the compensation committee in 2001.

Policy and Performance Measures

      Change Technology has entered into an employment agreement with its Chief Executive Officer. The agreement provides for a base salary, discretionary bonuses, and restricted stock and stock option awards. The committee believes that entering into this agreement is in Change Technology’s best interest because the structure of the agreement assists Change Technology in retaining its key officers and focusing the efforts and energies of those officers on further enhancing the long-term value of Change Technology for the stockholders. The total compensation reflected in the employment agreement is generally based upon the officer’s prior compensation levels and peer group benchmarking surveys. Overall, compensation is targeted at the top half to top quarter of Change Technology’s peer group companies in order to attract and retain highly qualified employees, and an emphasis is placed upon incentive-based compensation.

      The Internal Revenue Code generally limits to $1,000,000 the amount of compensation that Change Technology may deduct in any year with respect to certain of our officers. Accordingly, the Compensation Committee endeavors to structure executive compensation so that most of it will be deductible. At the same time, the committee has the authority to award compensation in excess of the $1 million limit, regardless of whether such additional compensation will be deductible, in cases where the Compensation Committee determines in good faith that such compensation is appropriate.

Chief Executive Officer Compensation

      During the last fiscal year, Change Technology entered into a three-year employment agreement with Mr. Avery with automatic one-year extensions. The agreement provides for a base salary of $280,000, as well as a discretionary bonus. Mr. Avery also agreed to a non-competition and confidentiality provision for a period of one-year following termination or resignation. See “Employment Agreements.” The committee also granted to Mr. Avery options to purchase 9,000,000 shares of common stock at a price per share of $0.03. One-fourth of these options will vest on each anniversary of the date of grant. The Compensation Committee approved and ratified the compensation paid to Mr. Avery for fiscal year 2001 based on Mr. Avery’s business experience and his responsibilities to, among other things, guide Change

Technology’s daily affairs and Change Technology’s long-term strategic plan. The committee believes that Mr. Avery’s compensation in 2001 was comparable to compensation packages of chief executive officers of other companies similar to Change Technology.

Compensation Committee Members

James M. Dubin
Michael Gleason
William E. Lipner

      Nominating Committee

      The Nominating Committee is composed of William Avery (Chairman) and William E. Lipner. The Nominating Committee is charged with the responsibility of reviewing and recommending to the board proposed nominees for directors of Change Technology. The Nominating Committee does not accept nominees recommended by security holders. The board of directors in its entirety acted as the Nominating Committee to nominate the current nominees for election to the board of directors.

CHANGE TECHNOLOGY MANAGEMENT

      The executive officer of Change Technology is:

Name	Age	Present Position With the Company

William Avery	52	President, Chief Executive Officer, Chief Financial Officer, Secretary and Director

      Additional information concerning Mr. Avery and the other directors is provided under “Election of Change Technology Directors.”

Compensation of Directors

      Non-employee directors receive annual remuneration of $2,500 for serving as directors of Change Technology, and are reimbursed for out-of-pocket expenses incurred in connection with such service. Additionally, non-employee directors have been granted options to purchase Common Stock under Change Technology’s 2000 Stock Option Plan. See “Executive Compensation — Certain Relationships and Related Party Transactions — Stock Options.”

Executive Compensation

Summary of Cash and Certain Other Compensation

      The following Summary Compensation Table sets forth the compensation awarded to, earned by or paid to the President, Chief Executive Officer and certain former executive officers of Change Technology during the fiscal years ended December 31, 2001 and 2000 for services rendered in all capacities to Change Technology and its subsidiaries.

				Awards of		All Other
Name and Principal Position	Year	Salary ($)		Options/SARs		Compensation($)

William Avery
CEO, CFO, President and Secretary	2001	$128,723	(1)	9,000,000	(2)	$—
	2000	92,307	(3)	—		—
Matthew Ryan
Former CEO and President	2001	125,950	(1)	—		122,836	(4)
	2000	73,559	(3)	3,000,000	(5)	—
Robert Westerfield
Former Chief Operating Officer, Chief Financial Officer, Treasurer and Executive Vice President	2001	37,746	(1)	—		—
	2000					—
Kathleen E. Shepphird
Former Executive Vice President, Managing Director of Marketing and Company Secretary	2001	99,167	(1)	—		61,666.50	(6)

(1)	Salaries listed have been prorated to reflect the amount of time each officer was employed by Change Technology in 2001. The period covered for each officer is as follows:

Mr. Avery: January 1, 2001 to March 16, 2001 as a Managing Director and July 2, 2001 to December 31, 2001 as the President and CEO.
Mr. Ryan: January 1, 2001 to July 2, 2001.
Mr. Westerfield: February 5, 2001 to June 20, 2001.
Ms. Shepphird: January 1, 2001 to August 1, 2001.

(2)	Mr. Avery was granted options to purchase 9,000,000 shares of Common Stock with an exercise price of $.03 per share. Options to purchase 3,000,000 shares of Common Stock were issued under Change Technology’s 2000 Stock Option Plan. Options to purchase 6,000,000 shares of Common Stock were issued outside of such Plan and Change Technology intends to seek stockholder approval of such grant at the annual meeting of stockholders.

(3)	Salaries listed have been prorated to reflect the amount of time each officer was employed by Change Technology in 2000. The period covered for each officer is as follows:

Mr. Avery: March 28, 2000 to December 31, 2000.
Mr. Ryan: August 22, 2000 to December 31, 2000.

(4)	Pursuant to his employment agreement, Mr. Ryan is entitled to receive $493,000 as severance pay from Change Technology upon his termination of employment of which $122,836 was paid in 2001.

(5)	Mr. Ryan was granted options to purchase 3,000,000 shares of Common Stock of Change Technology with an exercise price of $1.59 per share. These options expired, unexercised, following the termination of Mr. Ryan’s employment.

(6)	Ms. Shepphird received $61,666.50 as severance pay from Change Technology upon her termination of employment.

     No compensation for services in any capacity to Change Technology was awarded, earned by or paid during the fiscal year ended December 31, 1999.

Option/ SAR Grants in Fiscal Year 2001

      The following awards were made in fiscal year 2001 to executives pursuant to the 2000 Stock Option Plan and outside the 2000 Stock Option Plan.

Potential Realizable
		Number of				Value at Assumed
		Securities	% of Total			Annual Rates of Stock
		Underlying	Options			Price Appreciation for
		Options	Granted to	Exercise		Option Term(1)
	Grant	Granted	Employees in	Price	Expiration
Name	Date	(#)	Fiscal Year	($/Sh)	Date	5%	10%

William Avery	9/21/01	9,000,000 (2)	100%	$.03	9/21/11	$169,200	$429,300

(1)	Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). The 5% and 10% assumed annual rates of appreciation are mandated by SEC rules and do not represent Change Technology’s estimate or projection of the future price of the common stock. Change Technology does not believe this method accurately illustrates the potential value of a stock option.

(2)	Options to purchase 3,000,000 shares of Common Stock were issued under Change Technology 2000 Stock Option Plan. Options to purchase 6,000,000 shares of Common Stock were issued outside of such Plan and Change Technology intends to seek stockholder approval of such grant at the annual meeting of stockholders.

Aggregated Option Exercises in Fiscal 2001 and Fiscal Year End Option Values

      The following table sets forth the number of shares covered by exercisable and unexercisable stock options as of December 31, 2001, and the values of the “in-the-money” options. The value of “in-the-money” options represents the positive spread between the exercise price of any such option and the fair market value of the common stock (the mean between the high and low prices of the stock) on December 31, 2001. None of the named executive officers exercised any stock options during 2001.

Number of Securities
	Underlying Unexercised		Value of In-the-Money
	Options at Fiscal Year End		Options at Fiscal Year End

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

William Avery	0	9,000,000	$0	$180,000

Employment Agreements

Mr. Avery

      On September 19, 2001, Change Technology entered into an employment agreement with Mr. Avery. Mr. Avery’s agreement will expire December 31, 2004. The employment agreement is automatically renewed from year to year after the expiration date unless either Change Technology or Mr. Avery provides written notice of an intention not to renew such employment agreement at least 120 days prior to December 31 of any year.

      The employment agreement provides that the duties of Mr. Avery shall be prescribed by the board of directors and that Mr. Avery shall devote substantially all of his business time to performing his duties under the employment agreement.

      Compensation, bonuses, perquisites and other benefits are to be provided to Mr. Avery subject to the approval of the compensation committee and commensurate with compensation and benefits provided to other senior executives of Change Technology. The initial base salary payable to Mr. Avery is $280,000. Mr. Avery will be entitled to participate in any benefit plan available to senior executives of Change Technology.

      The employment agreement provides for the termination of Mr. Avery upon the first to occur of the following:

•	the expiration of the term of the employment agreement;

•	the death of the employee;

•	the delivery of a notice from the employee of a voluntary termination of the employment agreement;

•	the delivery of a notice to the employee of a termination of the employment agreement for cause or disability of the employee; and

•	the delivery of a notice from the employee of a resignation due to a change of control of Change Technology.

      If Mr. Avery is terminated by Change Technology as a result of a disability, Change Technology will pay to the employee an amount equal to one-half of such employee’s base salary. If the employment agreement is terminated because of Mr. Avery’s death, Change Technology shall pay any base salary that is accrued but unpaid. If the employment agreement is terminated for any reason described above other than for death or disability, Mr. Avery shall be paid any accrued but unpaid salary plus any unpaid bonus amount from prior years.

      If the employment agreement is terminated for any reason other than those described in the above paragraph, Change Technology shall pay to the employee a severance amount equal to the sum of the following:

•	accrued but unpaid salary;

•	the full base salary for the remainder of the term of the employment agreement;

•	any bonus for a prior year which has not been paid Mr. Avery; and

•	any expenses of Mr. Avery incurred in connection with the collection of the severance amount.

      On September 19, 2001 Change Technology also entered into a severance compensation agreement with Mr. Avery.

      The severance compensation agreement provides that if Mr. Avery’s employment is terminated without “cause” within one year of a change of control, he is entitled to the following:

•	a lump sum equal to 1.5 times his average base salary for the previous five (5) years;

•	a lump sum equal to any amounts forfeited under any employee pension benefit plan; and

•	continued coverage (until the later of (i) the day Mr. Avery accepts new full-time employment or (ii) three (3) years from the date of termination) under all employee welfare benefit plans.

      A change of control is defined as the occurrence of any of the following events:

•	any person other than Change Technology or one of its subsidiaries becomes the beneficial owner of thirty percent (30%) or more of the company’s then outstanding equity securities, unless such acquisition has been approved by not less than two-thirds of the board of directors prior to such acquisition;

•	individuals who constitute the board of directors on a given day cease (for any reason other than death or resignation) to constitute a majority of the board of directors on the following day, unless any subsequent director was approved or nominated by not less than three-quarters of the incumbent board of directors or two-thirds of the nominating committee of the incumbent board of directors;

•	the stockholders of Change Technology approve any reorganization, merger or consolidation of Change Technology or any other transaction in which Change Technology’s existing securities are exchanged for securities of another issuer or Change Technology issues new equity securities in excess of 30% of the existing securities, unless such transaction was recommended to the stockholders of Change Technology by not less than two-thirds of the board in existence prior to the transaction;

•	the approval by stockholders of Change Technology of a sale of all or substantially all of the assets of Change Technology, unless such sale was recommended to the stockholders by not less than two-thirds of the board of directors;

•	the dissolution or liquidation of Change Technology;

•	the failure of nominees of the board of directors for election to the board to be so elected other than by death or withdrawal of the nominee; or

•	a change in control required to be reported pursuant to Item 1(a) of Form 8-K under the Securities Exchange Act of 1934 unless such change in control was approved by not less than two-thirds of the incumbent board of directors.

Mr. Ryan

      On August 21, 2000, Change Technology entered into a three-year employment agreement with Mr. Ryan with automatic one-year extensions. Either party was permitted to terminate the agreement with 120 days notice before the expiration of the current term. The agreement provided for a base annual salary of $225,000, as well as a discretionary bonus of up to 100% of Mr. Ryan’s annual salary. The agreement also provided for reimbursement of business expenses and a $2 million life insurance policy for Mr. Ryan. Mr. Ryan also agreed to a one-year non-competition and confidentiality clause upon termination or resignation. On July 2, 2001, the board of directors terminated Mr. Ryan’s employment and he became entitled to receive severance in the amount of $493,000, of which $122,836 was paid in 2001.

Ms. Shepphird

      On November 10, 2001, Change Technology entered into an at-will employment agreement with Ms. Shepphird. The agreement provided for a $155,000 base salary, as well as reimbursement of out-of-pocket business expenses and indemnification for any liabilities incurred as a result of Ms. Shepphird’s position with Change Technology on August 1, 2001. Ms. Shepphird resigned from Change Technology.

Certain Relationships and Related Party Transactions; Compensation Committee Interlocks and Insider Participation

Business Opportunity Allocation and Miscellaneous Services Agreement

      Change Technology entered into an Amended and Restated Business Opportunity Allocation and Miscellaneous Services Agreement, dated November 10, 2000 (the “Business Opportunity Agreement”), with FG II and certain affiliates of FG II to address the allocation of acquisition opportunities, given the responsibilities and management duties some of Change Technology’s current and former management team had with respect to various entities affiliated with FG II. FG II on behalf of itself and its affiliates will refer to the Company all opportunities (outside of Europe, the Middle East and Africa) for Change Technology to acquire interests in its target businesses where Change Technology’s allocation is a minimum of $1,000,000 or where 50% of the amount of such opportunity could be acquired for no less than $500,000 and such an acquisition would give Change Technology primary control of the target business. If the opportunity is appropriate for both Change Technology and for FG II or its other affiliates, the opportunity will be allocated on an equitable basis which recognizes Change Technology’s objective of not being classified as an investment company, but in any event, Change Technology will be allocated at least 50% of the opportunity.

      In addition, pursuant to the Business Opportunity Agreement FG II provides certain services to Change Technology. During the year ended December 31, 2001, Change Technology incurred management and investment advisory service fees in connection with identifying, evaluating, negotiating and managing investment opportunities for Change Technology. William Avery, the current President and CEO of Change Technology, is a managing partner of FG II and Walter Forbes, a five percent beneficial owner of Change Technology’s common stock, is a limited partner of FG II. Fees incurred by Change Technology to FG II totaled $510,000 for the year December 31, 2001.

      Additionally, FG II occupies a portion of Change Technology’s principal executive offices, for which it pays rent at fair market value. Such payments to Change Technology totaled $283,000 during the year ended December 31, 2001. Furthermore, FG II was indebted to Change Technology in the amount of $201,000 at December 31, 2001 for its pro rata share of certain leasehold improvements and rental payments due.

Professional Services

      During the year ended December 31, 2001, Change Technology incurred legal fees in connection with certain transactions and other matters in the normal course of business. A portion of these services was provided by Paul, Weiss, Rifkind, Wharton & Garrison, of which James M. Dubin, a member of the board of directors and compensation committees of Change Technology, is a partner.

Stock Options

      The 2000 Stock Option Plan provides for the award of stock options to the employees, directors and consultants (“Participants”) of Change Technology. Grants under this plan are intended to provide Participants with the promise of longer-term rewards that appreciate in value with favorable future performance of the company. In determining grants of stock options, the Compensation Committee reviews individual performance and company performance. The criteria used to evaluate company performance include sales and earnings figures and return on equity. The committee believes that all such criteria are accorded equal weight. The 2000 Stock Option Plan authorizes the issuance of a maximum of 20,000,000 options, with a maximum of 3,000,000 options to be received each year by any one Participant.

      On June 26, 2000, James M. Dubin, Michael Gleason and William Lipner were each granted non-qualified stock options to purchase 400,000 shares of Common Stock at an exercise price of $ .50 per share. One-fourth of these stock options vested on June 26, 2000, one-fourth of them vested on June 26, 2001 and the remainder vest monthly from July 1, 2001 until June 1, 2003.

      On May 22, 2001, Messers. Dubin and Gleason were each granted non-qualified stock options to purchase 100,000 shares of Common Stock at an exercise price of $ .50 per share in consideration of their service on the Audit Committee. One-fourth of these options vested on May 22, 2001, one-fourth of them will vest on May 22, 2002, and the remainder will vest monthly from June 1, 2002 until May 1, 2004. Mr. Dubin’s options expired, unexercised, when he resigned from the Audit Committee in June 2001.

      On September 19, 2001, Mr. Avery was granted options to purchase 9,000,000 shares of Common Stock at an exercise price of $ .03 per share. Options to purchase 3,000,000 shares of Common Stock were issued under Change Technology’s 2000 Stock Option Plan. Options to purchase 6,000,000 shares of Common Stock were issued outside of such Plan and Change Technology intends to seek stockholder approval of such grant at the special meeting of stockholders. Each option vests one-fourth on each of the first, second, third and fourth anniversaries of the date of the grant.

      On September 21, 2001, each of Messers. Dubin, Gleason and Lipner were granted non-qualified stock options to purchase 1,000,000 shares of Common Stock at an exercise price of $ .03 per share. All of these options vested on September 21, 2001.

      On November 7, 2001, Mr. Michael Levitt was granted non-qualified stock options to purchase 2,000,000 shares of Common Stock at an exercise price of $.06 per share. All of these options vested on November 7, 2001.

Comparative Stock Performance Graph

      The graph below compares the total stockholder return on the Company’s Common Stock with the total stockholder return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Hambrecht & Quist Internet Index, assuming an investment of $100 on December 31, 1999 in each of the Company’s Common Stock, the stocks comprising the Nasdaq Market Index and the stocks comprising the Hambrecht & Quist Internet Index.

	Change		Hambrecht & Quist
Measurement Date	Technology	Nasdaq Index	Internet Index

12/31/99	$100.00	$100.00	$100.00
06/30/00	$900.00	$97.46	$77.49
12/31/00	$300.00	$60.71	$38.48
06/29/01	$40.00	$53.11	$29.96
12/31/01	$420.00	$47.93	$24.76

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Change Technology’s directors, executive officers and persons who own more than ten percent of the common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Directors, executive officers and greater than ten percent stockholders are required by SEC regulations to furnish Change Technology with copies of all Forms 3, 4 and 5 they file. Change Technology believes that all its directors, executive officers and greater than ten percent beneficial owners complied with all filing requirements applicable to them in 2001 other than (i) Robert Westerfield, a former executive officer of Change Technology, whose Form 3 filing was late and (ii) Steven Carlin, a former executive officer of Change Technology, whose Form 3 was late. However, neither Mr. Westerfield nor Mr. Carlin failed to report a transaction on timely basis.

BUSINESS OF EXCELSIOR COMMUNICATIONS CORPORATION

      If the merger is consummated, Franklin Capital will change its name to Excelsior Communications Corporation. The business of the new combined company will focus on creating, producing and selling programs to the radio industry. In order to develop its business, Excelsior Communications will expand and grow the business of its wholly owned subsidiary, Excelsior Radio Networks, Inc. through acquisitions, joint ventures and other efforts.

      Excelsior Radio is a majority owned subsidiary of Franklin Capital and was incorporated in 1999 under the laws of the State of Delaware. Excelsior Radio had no operations until August 2001 when a group led by Franklin Capital invested in Excelsior Radio for the purpose of acquiring certain assets from Winstar Radio Networks, LLC, Winstar Global Media, Inc. and Winstar Radio Productions, LLC. Excelsior Radio’s principal executive offices are located at 450 Park Avenue, 10th Floor, New York NY 10022.

      On April 3, 2002, Dial Communications Global Media, Inc., DCGM, a newly formed wholly owned subsidiary of Excelsior Radio, completed the acquisition of substantially all of the assets of Dial Communications Group, Inc., and Dial Communications Group, LLC used in connection with the Dial entities’ business of selling advertising relating to radio programming. The Dial acquisition was completed pursuant to the Asset Purchase Agreement, dated as of April 1, 2002, by and among the Dial entities, Franklin Capital and Excelsior Radio. Immediately prior to the closing of the transactions contemplated by the Purchase Agreement, Excelsior Radio assigned all of its rights and obligations under the Purchase Agreement, as well as certain other assets and liabilities relating to the portion of Excelsior Radio’s business dedicated to the sale of advertising relating to radio programming, to DCGM.

      The total purchase price for the Dial acquisition will be an amount between $8,880,000 and $13,557,500. The initial consideration for the Dial acquisition consisted of $6,500,000 in cash and a three year promissory note issued by DCGM in favor of Dial Communications Group in the aggregate principal amount of $460,000. In addition, the Purchase Agreement provides for the minimum payment of $1,920,000 of additional consideration, which is subject to increase to a maximum amount of $6,597,500 based upon the attainment of certain revenue and earnings objectives in 2002 and 2003. The additional consideration will be comprised of both cash and two additional promissory notes issued by DCGM in favor of Dial Communications Group, each with an initial aggregate principal amount of $460,000 that is subject to increase upon the attainment of such revenue and earnings objectives. Each of the promissory notes issued in consideration of the Dial acquisition is convertible into shares of Franklin Capital’s common stock at a premium of 115% to 120% of the average closing prices of Franklin Capital’s common stock during a specified pre and post closing measurement period. Excelsior Radio has paid to Franklin Capital an amount equal to $300,000 in consideration of Franklin Capital’s obligations in connection with any Franklin Capital common stock that may be issued pursuant to the terms of the Purchase Agreement or the promissory notes issued in connection with the Dial acquisition.

      Change Technology and Sunshine Wireless LLC, both existing stockholders of Excelsior Radio, loaned Excelsior Radio an aggregate amount of $7,000,000 to finance the initial consideration of the Dial acquisition. The obligations under the loans are secured by certain of Excelsior Radio’s assets.

      Excelsior Radio creates, produces, distributes and is a sales representative for national radio programs and offers other miscellaneous services to the radio industry. Excelsior Radio offers radio programs to the industry in exchange for commercial broadcast time, which Excelsior Radio sells to national advertisers. Excelsior Radio currently offers approximately 50 programs to over 2,000 radio stations across the country. The group of radio stations who contract with Excelsior Radio to broadcast a particular program constitutes a radio network. Excelsior Radio derives a significant part of its revenue from selling the commercial broadcast time on its radio networks to advertisers desiring national coverage.

      Excelsior Radio also derives a portion of its revenues from its sales representation division which operates under the name Global Media. The sales representation division operates as a sales staff for other nationally syndicated program producers who do not wish to sell their own product. The sales representation division generates its revenues by selling network advertising time for third party program producers and retaining a sales commission on gross revenue.

      Excelsior Radio currently produces 23 network programs targeting the most popular radio formats, including adult contemporary, rock, urban oldies, album oriented rock, comedy and country. Excelsior Radio produces both short form and long form programs. Short form features are two to three minute daily vignettes and include such programs as African Americans Making History. Long form programs, such as Walt “Baby” Love’s The Countdown and Gospel Traxx, Keeping The Seventies Alive, Behind the Hits and All Star Mix are programs that range from one to four hours in length. Excelsior Radio offers these programs to radio stations free of charge. The radio stations airing these programs become networks for Excelsior Radio to sell advertising time. Excelsior Radio sells the commercial broadcast time inside of these networks to advertisers desiring national coverage.

      Excelsior Communications, through its Excelsior Radio, intends to aggressively expand its operations over the next one to three years through acquisitions, joint ventures and internally generated efforts. Beginning with radio syndication, Excelsior Communications number one goal will be to enhance the value of Excelsior Radio’s current network. In order to do this, Excelsior Communications will increase its marketing efforts to radio stations across the United States. The marketing efforts will focus primarily on the top 50 media markets. By increasing its network presence in the top 50 media markets, Excelsior Communications will be able to charge a higher spot rate for its advertising time. The spot rate is the price a national advertiser pays per commercial aired on Excelsior Radio’s network. Excelsior Radio currently has a network of over 2,000 radio station affiliates, and with over 10,000 radio stations in the United States, Excelsior Radio anticipates significantly expanding its network. However, there can be no assurance that Excelsior Radio will be able to expand its operations.

      Another integral part of expanding Excelsior Radio’s network will be the addition of new programming. Radio stations rely on network radio programming and distributors, such as Excelsior Radio, to provide national quality programming and other services to enhance their existing programming and ratings. Limited financial and creative resources, among other matters, typically prevent most radio stations from producing their own national quality programming.

      Excelsior Radio intends to focus its programming growth with both short form and long form programs. For example in February 2002, Excelsior Radio announced the launching of two new shows: Rock the Nation with Eddie Truck and the Ross Brittain Morning Prep Show. Rock the Nation with Eddie Truck is a long form heavy metal music show that originates in New York and Philadelphia. Ross Brittain Prep Show is a morning prep show written by Mr. Brittain, a nationally recognized morning disc jockey. Excelsior Radio believes that it has developed a niche in short form programming specifically in the prep services that it provides to radio stations. Moreover, Excelsior Radio believes that it has a strong presence in urban programming. Developing more programming that complements its existing programs will provide Excelsior Radio with more broadcast commercial inventory to sell on its network. A typical short form program will have 2 to 4 commercials available for sale while a typical long form program has 8 to 48 commercials available for sale. Excelsior Radio intends to offer additional programming in the future through internal development, joint ventures and the acquisition of businesses or assets that complement Excelsior Radio’s operations.

      The creation of a radio network allows Excelsior Radio to sell the acquired commercial broadcast inventory to advertisers desiring national coverage. Rates for the sale of network advertising are established on the basis of audience delivery or ratings and the demographic composition of the listening audience. Thus, if Excelsior Radio expands its network, as previously discussed, it will be able to charge more for broadcast commercial time on the network. In addition to being able to charge more for its advertising time, by expanding its programming, there will also be more commercial broadcast inventory available for sale by Excelsior Radio.

      Excelsior Radio sells commercial broadcast time by guaranteeing certain ratings and demographics. There can be no assurance that the guarantee will be achieved. If the radio network on which the commercial broadcast time is sold does not achieve the guarantee, Excelsior Radio may be obligated to offer the advertiser additional advertising time on the same radio network or on an alternate radio network. These “make goods” or “bonus spots” are the predominant means whereby Excelsior Radio satisfies such obligations to advertisers. Alternatively, Excelsior Radio could be obligated to refund or credit a portion of the advertising revenue derived from such sales. Historically, Excelsior Radio has not had to refund any cash received as revenues.

      According to the National Association of Broadcasters (NAB), there are approximately 10,000 commercial radio stations in the United States. Excelsior Radio currently has broadcast commercial time on over 2,000 of these radio stations. Radio is one of the most cost effective forms of advertising given its wide reach and low cost in comparison to print and television media. Radio advertising is attractive to advertisers for a variety of reasons:

•	short lead time between commercial production and broadcast time;

•	low cost of commercial production; and

•	the fact that most radio listening occurs away from home, closer to the point of purchase.

      Radio stations attempt to develop formats, such as news/talk, music, or other types of entertainment programming, in order to appeal to a target listening audience that will attract local, regional, and national advertisers to their station. However, due to consolidation in the industry, most radio stations do not have the creative and financial resources to produce nationally accepted programming. As a result, radio stations look to syndicators, such as Excelsior Radio, to enhance their existing local programming. As a national network, Excelsior Radio licenses radio stations to air its programs in exchange for commercial broadcast time on the station. Excelsior Radio then resells the advertising time to advertisers requiring national coverage. The commercial broadcast time may vary from market to market within a specified time period depending on the requirements of the particular radio station. The advertising rates are based upon audience ratings for the specific demographic the advertiser is trying to reach. These ratings are determined by Arbitron Research Company which periodically measures the percentage of the radio audience in a market area listening to a specific radio station during a specific time period.

New Products

      In February 2002, Excelsior Radio announced that it had signed Eddie Trunk to host a show called “Rock the Nation,” a four hour weekend hard rock program. Rock the Nation will feature hard rock from the 1970’s through today by artists such as Metallica, AC/ DC, Kiss, Led Zeppelin and other like artists. The program launched the weekend of March 23, 2002 and will be available for syndication on a barter basis nationwide.

      Mr. Trunk is one of the nation’s foremost experts on hard rock and has been a popular hard rock host in the New York market since 1984 when he started the first hard rock program in the New York area. In 1994, Mr. Trunk moved to New York’s WAXQ-FM (Q 104.3) and for the past four years has been heard on WNEW-FM. Mr. Trunk’s program was the only music show retained by WNEW-FM after it switched formats from music to FM Hot Talk. Mr. Trunk appears frequently on MTV and VH-1 hard rock specials and also works as a freelance journalist for publications such as Metal Edge.

      In February 2002, Excelsior Radio also announced that it reached a multiyear agreement to handle syndication and advertising sales for “The Ross Brittain Report,” a daily prep service geared to music and news/talk formats. The Ross Brittain Report currently has more than 45 subscribing stations in major markets such as New York, Los Angeles, Chicago, San Francisco, Philadelphia, Dallas, Atlanta and Seattle.

      Mr. Brittain is a well-established and highly respected broadcaster whose prep service is used by many of the top morning shows around the country. Mr. Brittain was the original co-host of Z-100, New York City’s “Z Morning Zoo” for 10 years. He currently heads up the morning show at WKSS-FM in Hartford CT. In addition to Mr. Brittain, the editorial team for The Ross Brittain Report includes veteran radio personalities such as Associate Editor Bruce Maiman, political writer Paul Pacelli, Rasa Kaye and John Bell.

Competition

      Competition for radio advertising is very intense. The industry is made up of a variety of competitive forces, including: (1) ownership groups, which own blocks of radio stations across the industry; (2) syndicators, like Excelsior Radio, that offer programming and marketing services to radio stations; and (3) independent producers and distributors that offer programs or services to radio stations. Several of Excelsior Radio’s syndicating competitors also are associated with major radio station group owners. In addition, many of these competitors have recognized brand names and will pay compensation to radio stations to broadcast their network commercials.

      Excelsior Radio’s largest competitors that are associated with an ownership group are Westwood One, Premiere Radio Networks, and ABC Radio Networks. Excelsior Radio estimates that these competitors account for about 80% of the network advertising revenues. Excelsior Radio is a leader of the syndication companies not associated with an ownership group. The principal competitive factors in the radio industry are the quality and creativity of programming and the ability to provide advertisers with a cost-effective method of reaching the target demographic. In this respect, Excelsior Radio has positioned itself by adding top producers like Walt “Baby” Love, Mike Harvee, John Tesh, M.G. Kelly, Ed Mann and Jefferson Pilot. Excelsior Radio’s principal operating strategy is to continue to provide high quality programming in the most popular formats. Excelsior Radio has developed and expanded its network through internal operations and will look to continue this in the future as well as acquire assets and businesses that complement Excelsior Radio’s operations.

Government Regulation

      Radio broadcasting and station ownership are regulated by the Federal Communication Commission (FCC). Excelsior Radio, as a producer and distributor of radio programs, is generally not subject to regulation by the FCC. The FCC regulates the radio stations that air Excelsior Radio’s programs. The radio station affiliates are ultimately responsible for what material is broadcast on their airwaves.

Employees

      As of February 1, 2002, Excelsior Radio had 42 full time and 45 total employees. In addition, Excelsior Radio maintains continuing relationships with over 40 independent hosts, writers, and producers. Excelsior Radio is not party to any collective bargaining agreements. Excelsior Radio believes its relationship with its employees and independent contractors is good.

      Excelsior Radio is managed by Franklin Capital (and will continue to be managed by Excelsior Communications after the Change Technology and Franklin Capital merger) pursuant to a management agreement between Excelsior Radio and Franklin Capital which expires on December 31, 2003 unless renewed on an annual basis by mutual agreement of Franklin Capital and Excelsior Radio’s boards of directors. Pursuant to the agreement, Franklin Capital receives a base fee of $360,000 which is subject to the review of the board of directors of Excelsior Radio. In no event shall Franklin Capital receive a fee of less than $15,000 per month in connection with such management services.

DESCRIPTION OF FRANKLIN CAPITAL STOCK AND DISTRIBUTIONS

      As of the date of this joint proxy statement/prospectus, Franklin Capital’s authorized capital stock consists of 5,000,000 shares of common stock, $0.01 par value and 500,000 shares of Series A preferred stock, $1.00 par value.

      Following consummation of the merger, and the approval and adoption of the amendment to Franklin Capital’s certificate of incorporation and by-laws, the authorized capital stock of Franklin Capital (which will be renamed Excelsior Communications Corporation) will consist of 25,000,000 shares of common stock, $0.01 par value, 5,000,000 shares of preferred stock, $0.01 par value, comprising 16,450 shares of Series A convertible preferred stock, $1.00 par value, and 645 shares of Series B preferred stock, $0.10 par value.

      The following summary is qualified in its entirety by the provisions of Franklin Capital’s certificate of incorporation and by-laws, which have been filed as exhibits to this joint proxy statement/prospectus.

Common Stock

      As of December 31, 2001, 1,505,888 shares of common stock were issued and 1,074,700 shares of common stock were outstanding, with 431,188 shares held in treasury. Franklin Capital also has 112,500 shares reserved for issuance under its Stock Incentive Plan (“SIP”) and its Non-Statutory Stock Option Plan (“SOP”).

      All shares of Franklin Capital common stock have equal rights as to earnings, assets, dividends, and voting privileges and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of Franklin Capital common stock if and when declared by the Board of Directors of Franklin Capital out of funds legally available therefore. Franklin Capital common stock has no preemptive, conversion, or redemption rights and is freely transferable. In the event of liquidation, each share of Franklin Capital common stock is entitled to share ratably in all assets of Franklin Capital that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of Preferred Stock, if any, then outstanding. Each share of Franklin Capital common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of Franklin Capital common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

      Franklin Capital has not paid dividends to its common stockholders since 1997 and has no current plans to do so.

      At April 22, 2002, there were 1,071,900 shares of Franklin Capital common stock outstanding and 112,500 shares of Franklin Capital common stock reserved for issuance under the stock option plans. The following are the outstanding classes of securities of Franklin Capital as of April 22, 2002:

(4)
			(3)	Amount
			Amount Held	Outstanding
		(2)	by Company	Exclusive of
	(1)	Amount	or for its	Amounts Shown
	Title of Class	Authorized	Account	Under(3)

Franklin Capital Corporation	Common Stock	5,000,000	433,988	1,071,900

Preferred Stock

      The following description of preferred stock and the description of the terms of a particular series of preferred stock are not complete. These descriptions are qualified in their entirety by reference to the certificate of designation and provisions of the certificate of incorporation relating to each series. You should refer to, and read this summary together with, the applicable certificate of designation and certificate of incorporation to review the terms of a particular series of preferred stock that may be important to you.

      The following description covers both the Series A preferred stock, which is outstanding as of the date of this joint proxy statement/prospectus and the Series B preferred stock, none of which is currently outstanding but which Franklin Capital anticipates issuing to holder of Change Technology Series A preferred stock in the merger.

Series A Preferred Stock

      The Series A preferred stock rank as follows, with respect to dividends and distributions on the liquidation, winding up and dissolution of Franklin Capital:

•	Senior to all classes of common stock and all other equity securities the terms of which do not expressly provide that it ranks senior to or on a parity with the Series A preference stock;

•	On a parity with all other shares of Series A preferred stock, the Series B preferred stock, and all other equity securities issued after the merger the terms of which expressly provide that the equity securities rank on a parity with the Series A preferred stock;

•	Junior to all other equity securities other than the Series A preferred stock, the terms of which expressly provide the equity securities rank senior to the Series A preferred stock.

      The holders of Series A preferred stock will be entitled to receive, when, as and if declared by the board of directors, cash dividends at the rate of 7% per annum, paid quarterly on the first business day of each quarter, pro rata with any preferred stock or other equity securities ranking on a parity. Such dividends are cumulative and accrue from the date of issue of the preferred stock, whether or not declared and whether or not there are net profits or assets legally available. No dividend can be paid on any other equity securities ranking junior to the preferred stock, and no such junior ranking equity securities may be purchased unless:

•	All dividends or preferred stock have been paid in full;

•	Such junior ranking equity securities have asset coverage of at least 200 percent.

      The shares of Series A preferred stock are convertible at any time prior to the 10th anniversary of the date of issuance, at the option of the holder, into shares of common stock at a conversion rate calculated by dividing each share of preferred stock by the greater of $13.33 or 15% above the average closing price for the 10 trading days preceding the merger. No fractional shares of common stock may be issued upon the conversion of preferred stock. Instead, a cash adjustment, based on the closing price of the common stock on the business day prior to the conversion, will be paid.

      In the event of a consolidation or merger, or the sale or transfer of substantially all the assets, of Franklin Capital pursuant to which the common stock is converted into other securities, cash or assets, each share of preferred stock will automatically become convertible into the kind and amount of securities, cash or other assets receivable by a holder of the number of shares of common stock into which the shares of preferred stock might have been converted immediately prior to the consolidation, merger, transfer or sale.

      In the event of the liquidation, winding up or dissolution of Franklin Capital, or reduction in its capital stock resulting in a distribution of assets to any class of stockholder, holders of the Series A preferred stock are first entitled to receive liquidating distributions out of the assets available for distribution to stockholders, before any distribution of assets is made to holders of common stock or any other equity securities, in the amount of $100.00 per share plus any accrued but unpaid dividends.

      Franklin Capital may redeem the Series A preferred stock: (a) at any time on or after the first anniversary of the date on which such stock was first issued, or a pro rata basis, if the average trading price of the common stock for at least 20 days during any 30 consecutive trading days at any time after the date of issue is equal to or in excess of 150% of the conversion rate. The redemption price per share is equal to the liquidation preference plus any accrued and unpaid dividends on the Series A preferred stock plus any dividends scheduled to accrue through to the end of the calendar year of the redemption. Holders have the right, instead of accepting the redemption, to elect to convert their Series A preferred stock at the conversion rate; (b) at any time on or after the third anniversary of the date on which such stock was first issued, at a redemption price per share equal to the liquidation preference plus any accrued and unpaid dividends on the Series A preferred stock through the date of redemption.

      The holders of the shares of Series A preferred stock are entitled to vote on all matters submitted to the stockholders for a vote, together with the holders of the common stock voting as a single class. Series A holders have the right to vote separately as one class, to elect two directors at all times, and a majority of the directors if at any time dividends on the Series A preferred stock are unpaid for two full years. Each share of Series A preferred stock entitles the holder to one vote.

      Franklin Capital cannot, without the affirmative vote of a majority of the holders of Series A preferred stock voting as one class, amend the company’s certificate of incorporation in any manner that under the Delaware General Corporation Law or Investment Company Act of 1940 requires the vote of the holders, or take any action which detracts from the rights and powers of the holders of Series A preferred stock, other than the issue of additional such stock, or senior, parity or junior ranking equity securities, or to complete any plan of reorganization.

Series B Preferred Stock

      This discussion assumes that the merger will be consummated, and Series B preferred stock will be issued in connection with the merger.

      The holders of Series B preferred stock will be entitled to receive, if declared and paid by the board, cash dividends at the rate of $0.06 per share, payable annually on May 31. Such dividends are cumulative and accrue from the date of original issue, whether or not earned or declared. Any deficiency in the declaration or payment of such dividends shall first be paid before any dividend is declared or paid on common stock or other series of preferred stock. Holders of Series B preferred stock have no right to accrued but unpaid dividends existing at the time of conversion of the stock.

      In the event of the liquidation, dissolution or winding up of Franklin Capital, holders of the Series B preferred stock are entitled to receive an amount equal to $1.00 per share (adjusted to take account of stock splits, combinations and other transactions affecting the stock), plus any unpaid dividends, before any payment or distribution to holders of common stock. The holders of Series B preferred stock have no entitlement to participate otherwise in any distributions unless the amounts payable in respect of the Series B preferred stock and the Series A and any other series of preferred stock are not paid in full.

      Holders of Series B Preferred stock are entitled to vote on all matters submitted to the stockholders together with the holders of outstanding shares of capital stock as a single class. Each share of Series B preferred stock entitles the holder to one vote.

      Each share of Series B preferred stock is convertible at any time, at the option of the holder, into 1/40.985 fully paid and nonassessable shares of common stock. The conversion ratio is subject to appropriate adjustment if Franklin Capital effects a subdivision or combination of shares of common stock, or pays a distribution to holders of common stock in additional such stock.

      In the event of a distribution to holders of common stock payable in equity securities other than shares of common stock, holders of Series B preferred stock will receive upon conversion, in addition to common stock, the amount of equity securities they would have received had their Series B preferred stock been converted on the date of such event. Holders have the right to convert Series B preferred stock into the kind and amount of equity securities and property receivable by holders of shares of common stock in the event of a reorganization or reclassification of such stock.

      In the event of a consolidation or merger, or the sale or transfer of substantially all the assets, of Franklin Capital, holders of Series B preferred stock will be entitled to receive, upon conversion, equity securities or property to which the holder of common stock would have been entitled on such event.

COMPARISON OF RIGHTS OF FRANKLIN CAPITAL, CHANGE TECHNOLOGY STOCKHOLDERS AND EXCELSIOR COMMUNICATIONS CORPORATION STOCKHOLDERS

Special Meetings
Franklin
Capital Corporation

A special meeting of stockholders may be called at any time by the Board of Directors, the Chairman of the Board, the President or the Secretary at the request in writing of stockholders holding together at least 25 percent of the number of shares of stock outstanding and entitled to vote at such meeting.	Change Technology
Partners, Inc.

A special meeting of stockholders other than a special meeting for the election of Directors unless prescribed by statute, may be called at any time by the Board of Directors, the Chairman of the Board, or the Secretary.	Excelsior Communications Corp. Same provision as Change Technology.

Quorum
Franklin
Capital Corporation

The holders of a majority in number of the total outstanding shares of stock entitled to vote at such meeting, present or represented by proxy, shall constitute a quorum. Any meeting at which the holders of any class of stock is entitled to vote separately as a class, the holders of a majority of the total outstanding shares of such class present or represented by proxy, shall constitute a quorum.	Change Technology
Partners, Inc.

Except as otherwise provided by any statute, the Certificate of Incorporation, or the Bylaws, the holders of one-third of all outstanding shares of stock entitled to vote at any meeting of stockholders, present or represented by proxy, shall represent a quorum. When a quorum is reached, it shall not be broken by subsequent withdrawal.	Excelsior Communications Corp. Same provision as Change Technology.

Adjournment
Franklin
Capital Corporation

The holders of a majority in number of the shares of stock of the Corporation present in person or represented by proxy may adjourn the meeting, provided that if the holders of any class of stock are entitled to vote separately as a class upon any matter at such meeting, any adjournment of the meeting in respect of action by such class upon such matter shall be determined by the holders of a majority of the shares of such class entitled to vote at such meeting.	Change Technology Partners, Inc. The holders of a majority of the shares of stock present in person or represented by proxy shall constitute a quorum.	Excelsior Communications Corp. Same provision as Change Technology.

Organization
Franklin
Capital Corporation

The Chairman of the Board, or, in his absence, the President shall call all meetings of the stockholders to order and shall act as Chairman of such meetings. The Secretary shall act as Secretary of all meetings, but in the absence of the Secretary, the Chairman may appoint any person to act as Secretary of the meeting.	Change Technology
Partners, Inc.

	The President, or, in the absence of the President, the Chairman, or, if there is no Chairman or if there be one and Chairman is absent, a Vice President shall act as Chairman of the meeting. The Secretary, or in his or her absence, one of the Assistant Secretaries, shall act as secretary of the meeting.	Excelsior Communications Corp. Same provision as Change Technology.

Removal of directors
Franklin
Capital Corporation

Directors may be removed with or without cause at any special meeting, provided that the notice of which shall state that it is called for that purpose. Any director elected separately by the holders of one class of stock may be removed and the vacancy filled only by the holders of that class of stock voting separately as a class.	Change Technology Partners, Inc. Directors may be removed with or without cause by a majority of shares entitled to vote at an election of directors.	Excelsior Communications Corp. Same provision as Change Technology.

Catastrophic events
Franklin Capital Corporation No such provisions.	Change Technology Partners, Inc. The Board of Directors may hold meetings and take actions during a catastrophic event which prevents a quorum from being reached.	Excelsior Communications Corp. Same provision as Change Technology.

Authorized stock
Franklin
Capital Corporation

Ten million (10,000,000) shares of stock, five million (5,000,000) of which are designated common stock, par value one dollar, and five million (5,000,000) of which are designated Preferred Stock, par value one dollar.	Change Technology
Partners, Inc.

Five hundred five million (505,000,000) shares of stock, five hundred million (500,000,000) of which are designated common stock, par value one cent, and five million (5,000,000) of which are designated Preferred Stock, par value ten cents.	Excelsior
Communications Corp.

31,000,000 shares of stock, twenty-five million of which are designated common stock, par value one cent, 16,450 of which are designated Series A Convertible Preferred Stock, par value one dollar, 645 of which are designated Series B Preferred Stock, par value ten cents, and six million of which are designated Preferred Stock, par value one cent.

Preferred stock rights
Franklin
Capital Corporation

500,000 shares are designated Series A Preferred Stock, with the following rights, among others: a) senior to Common Stock and all other equity securities which do not expressly provide that they rank senior to or on parity with the Series A Preferred Stock b) dividends of 7 percent per annum, accruing annually and payable quarterly at the discretion of the Board of Directors, c) convertible at any time prior to the 10th anniversary of the date of issuance at the option of the holder, into Common Stock by dividing each share by the greater of $13.33 or 15 percent above the average closing price for the ten days preceding the merger, d) liquidation preference of $100 per share plus accrued but unpaid dividends, e) may vote at the rate of one vote per share, voting together with the Common Stock as one class, f) voting separately as a class, holders have the right to elect two directors at all times, and a majority of the directors if dividends have not been paid for two years.	Change Technology
Partners, Inc.

300,000 shares are designated Series A Preferred Stock, with the following rights, among others: a) dividends of $0.06 per share, annually accruing and payable at the discretion of the Board of Directors, b) Series A Preferred Stock may vote at the rate of one vote per share, voting together with the Common Stock as one class, and c) Series A Preferred Stock may be voluntarily converted into one share of Common Stock

400,000 shares of stock are designated Series B Preferred Stock, face value $10.00, with the following rights, among others: a) dividends payable at the same rate as that of Common stock, payable at the discretion of the Board of Directors, b) Series B Preferred Stock may vote at the same rate as it may be converted into, initially set at 40 shares of Common Stock per share of Series B Preferred Stock, voting together with the Common Stock as one class, and c) Series A Preferred Stock shall automatically convert upon the consummation of a qualified offering into a number of shares of Common Stock determined by a formula, initially set at 40.	Excelsior
Communications Corp.

16,450 shares are designated Series A Convertible Preferred Stock, with the following rights, among others: a) senior to all other classes of capital stock in liquidation preference, with a liquidation preference of $100, b) annually accruing cash dividends of 7 percent, c) convertible into Common stock at the rate of $100 divided by the greater of $20 or 15 percent above the average closing price for the ten consecutive closing days prior to the initial closing date, d) may vote at the rate of one vote per share, voting together with the Common Stock as one class e) voting separately as a class, holders have the right to elect two directors at all times during which the Series A Convertible Preferred Stock is outstanding, and a majority of the directors if dividend have not been paid for two years

645 shares of stock are designated Series B Preferred Stock with the following rights, among others: a) liquidation preference of $1.00, b) may vote at the rate of one vote per share, voting together with the Common Stock as one class, c) convertible into Common stock at the initial rate of 1/40.985 per share of Series B Preferred Stock.

STOCKHOLDER PROPOSALS FOR

FRANKLIN CAPITAL 2002 ANNUAL MEETING

      The 2002 annual meeting of the stockholders of Franklin Capital will be held in September 2002. An eligible stockholder who wants to have a qualified proposal considered for inclusion in the proxy statement for the 2002 annual meeting must notify the Secretary of Franklin Capital. The proposal must be received at Franklin Capital’s offices no later than August 5, 2002. A stockholder must have been a record or beneficial owner of at least one percent of the outstanding shares of common stock of Franklin Capital or shares of common stock of Franklin Capital with a market value of $1,000 for at least one year prior to submitting the proposal and must continue to own such shares through the date on which the meeting is held.

STOCKHOLDER PROPOSALS FOR

CHANGE TECHNOLOGY 2003 ANNUAL MEETING

      The 2003 annual meeting of the stockholders of Change Technology will only be held if the merger proposal discussed in this joint proxy statement/prospectus is not approved. If the meeting is held, stockholder proposals will be required to be received at Change Technology’s offices no later than January 1, 2003.

OTHER MATTERS

      It is not expected that any matters other than those described in this joint proxy statement/prospectus will be brought before the Franklin Capital special meeting or the Change Technology annual meeting. If any other matters are presented at either meeting, however, it is the intention of the persons named in the Franklin Capital and Change Technology proxies, respectively, to vote the proxy in accordance with the discretion of the persons named in such proxy.

LEGAL MATTERS

      The validity of the Franklin Capital common stock to be issued in connection with the Merger and certain tax consequences will be passed upon for Franklin Capital by Weil, Gotshal & Manges LLP, New York, New York. Certain tax matters relating to Change Technology will be passed upon for Change Technology by Paul, Weiss, Rifkind, Wharton & Garrison, New York, New York.

EXPERTS

      The most recent financial statements of Franklin Capital Corporation at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, included in this joint proxy statement/prospectus and Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon (which contains an explanatory paragraph describing conditions that raise substantial doubt about the Company’s ability to continue as a going concern as described in Note 1 to the financial statements) appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

      Prior to the selection of KPMG as Change Technology’s auditors in, Grant Thornton LLP served as Change Technology’s independent auditors. Due to Change Technology’s limited operations, the accounting services provided by Grant Thornton were of a limited nature. Because Change Technology intended to broaden its operations, the board and the Audit Committee of the board decided to replace Grant Thornton with KPMG as Change Technology’s independent auditors on July 13, 2000.

      Grant Thornton’s reports on Change Technology’s financial statements for the two years ended December 31, 1999 did not contain an adverse opinion, a disclaimer of opinion or a qualification or modification as to uncertainty, audit scope or accounting principles. During Change Technology’s two fiscal years ended December 31, 1999 and subsequent interim periods preceding Grant Thornton’s dismissal, there were no disagreements between Change Technology and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of such disagreement in connection with its report.

      At no time during the two fiscal years ended December 31, 1999 and subsequent interim period preceding such dismissal did Grant Thornton advise Change Technology (i) that the internal controls necessary for Change Technology to develop reliable financial statements did not exist; (ii) that information had come to Grant Thornton’s attention that led it to no longer be able to rely on the representations of Change Technology’s management or that made Grant Thornton unwilling to be associated with the financial statements prepared by Change Technology’s management; (iii)(a) of the need to expand significantly the scope of Grant Thornton’s audit, or that information came to its attention, that if further investigated, might have (1) materially impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that might have prevented it from rendering an unqualified audit report on those financial statements), or (2) caused it to be unwilling to rely on the representations of Change Technology’s management or be associated with Change Technology’s financial statements and (b) that due to its dismissal, or for any other reason, it did not expand the scope of its audit or conduct further investigation; or (iv)(a) that information came to Grant Thornton’s attention that it had concluded materially impacted the fairness or reliability of either (1) a previously issued audit report or the underlying financial statements or (2) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Grant Thornton’s satisfaction, would have prevented them from rendering an unqualified audit report on those financial statements) and (b) due to its dismissal, or for any other reason, the issue had not been resolved to Grant Thornton’s satisfaction prior to its dismissal.

      Change Technology did not consult with KPMG at any time prior to its appointment on July 13, 2000.

      The consolidated financial statements of Change Technology included in this joint proxy statement/prospectus, have been audited by KPMG, LLP, independent auditors, to the extent indicated in their report appearing herein and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

      Franklin Capital and Change Technology file annual, quarterly, and special reports, proxy statements, and other information with the Commission. You may read and copy any reports, statements, or other information filed by Franklin Capital or Change Technology at the Commission’s public reference rooms at 450 5th Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-202-942-8090 for more information on the public reference rooms. The Commission also maintains an Internet site at “http://www.sec.gov” that contains reports, proxy and information statements, and other information regarding companies, like Franklin Capital and Change Technology, that file electronically with the Commission. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, D.C. 20549-0102.

      You can inspect reports, proxy statements, and other information about Franklin Capital at the offices of The American Stock Exchange, 86 Trinity Place, New York, New York 10006.

      Franklin Capital has filed with the Commission a registration statement on Form N-14 to register the Franklin Capital common stock to be issued in the merger. This joint proxy statement/ prospectus is a part of that registration statement and constitutes a prospectus of Franklin Capital in addition to being a proxy statement of Franklin Capital for the Franklin Capital special meeting and a proxy statement for the annual meeting of Change Technology. As allowed by Commission rules, this joint proxy statement/ prospectus does not contain all the information you can find in the registration statement and the exhibits to the registration statement.

      We have not authorized anyone to provide you with information that is different from, or in addition to, what is contained or referred to in this joint proxy statement/ prospectus. Franklin Capital has supplied all information contained or incorporated by reference in this joint proxy statement/ prospectus relating to Franklin Capital, and Change Technology has supplied all such information relating to Change Technology. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or buy, the securities offered by this document or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

FRANKLIN CAPITAL CORPORATION

CHANGE TECHNOLOGY PARTNERS, INC.

AND SUBSIDIARIES

REPORT OF INDEPENDENT AUDITORS

To the Stockholders and Board of Directors

Franklin Capital Corporation

      We have audited the accompanying balance sheets of Franklin Capital Corporation as of December 31, 2001 and 2000, including the portfolio of investments as of December 31, 2001, and the related statements of operations, cash flows and changes in net assets for each of the three years in the period ended December 31, 2001, and the financial highlights for each of the four years in the period ended December 31, 2001. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included the confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Capital Corporation at December 31, 2001 and 2000, the results of its operations, cash flows and changes in net assets for each of the three years in the period ended December 31, 2001, and the financial highlights for each of the four years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

      The accompanying financial statements have been prepared assuming that Franklin Capital Corporation will continue as a going concern. As more fully described in Note 1, the Corporation has incurred recurring operating losses and has a working capital deficiency. These conditions raise substantial doubt about the Corporation’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1 and include a proposed merger with Change Technology Partners, Inc., which is more fully described in Note 11. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability of assets or the amounts of liabilities that may result from the outcome of this uncertainty.

ERNST & YOUNG LLP

New York, New York

February 1, 2002, except for Note 13
     as to which the date is April 3, 2002

Franklin Capital Corporation

Balance Sheets

	December 31,

	2001	2000

ASSETS
Marketable investment securities, at market value (cost: December 31, 2001 — $34,675; December 31, 2000 — $122,231) (Note 2)	$34,675	$112,019
Investments, at fair value (cost: December 31, 2001 — $3,876,430; December 31, 2000 — $3,505,159) (Note 2) Excelsior Radio Networks, Inc.	2,325,000	—
Avery Communications, Inc.	—	1,198,389
Excom Ventures, LLC	—	140,000
Other investments	1,369,197	3,548,504

	3,694,197	4,886,893

Cash and cash equivalents (Note 2)	279,728	647,565
Other assets	90,266	120,235

TOTAL ASSETS	$4,098,866	$5,766,712

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Notes payable (Note 6)	$1,000,000	$—
Accounts payable and accrued liabilities	177,121	187,632

TOTAL LIABILITIES	1,177,121	187,632

Commitments and contingencies (Note 5)
STOCKHOLDERS’ EQUITY
Convertible preferred stock, $1 par value, cumulative 7% dividend: 5,000,000 shares authorized; 16,450 issued and outstanding at December 31, 2001 and 2000 (Liquidation preference $1,645,000) (Note 4)	16,450	16,450
Common stock, $1 par value: 5,000,000 shares authorized; 1,505,888 shares issued: 1,074,700 and 1,098,200 shares outstanding at December 31, 2001 and 2000, respectively (Note 7)	1,505,888	1,505,888
Paid-in capital	10,271,610	10,271,610
Unrealized (depreciation) appreciation of investments, net of deferred income taxes (Notes 2 and 3)	(182,233)	1,371,522
Accumulated deficit	(6,170,614)	(5,190,908)

	5,441,101	7,974,562
Deduct: 431,188 and 407,688 shares of common stock held in treasury, at cost, at December 31, 2001 and 2000, respectively (Note 4)	(2,519,356)	(2,395,482)

Net assets (Note 9 for per share information)	2,921,745	5,579,080

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,098,866	$5,766,712

The accompanying notes are an integral part of these financial statements.

Franklin Capital Corporation

Statements of Operations

	For the Year Ended December 31,

	2001	2000	1999

INVESTMENT INCOME
Interest on short term investments and money market accounts	$45,953	$51,015	$30,382
Dividend income	26,744	42,000	42,000
Income from majority-owned affiliates (Note 6)	120,000	—	—
Other income	—	22,000	—

	192,697	115,015	72,382

EXPENSES
Salaries and employee benefits (Note 7)	933,081	1,419,941	870,820
Professional fees	168,618	367,629	350,998
Rent (Note 5)	126,134	104,332	83,905
Insurance	41,955	42,314	41,301
Directors’ fees	18,802	67,981	48,850
Taxes other than income taxes	40,394	45,306	28,980
Newswire and promotion	5,707	6,823	4,424
Depreciation and amortization	19,994	21,468	22,402
General and administrative	224,697	297,003	170,100

	1,579,382	2,372,797	1,621,780

Net investment loss from operations	(1,386,685)	(2,257,782)	(1,549,398)
Net realized gain (loss) on portfolio of investments:
Investment securities:
Affiliated	7,613	(278,526)	—
Unaffiliated	512,842	1,490,582	559,337

Total investment securities	520,455	1,212,056	559,337
Other than investment securities	—	3,819	128,922

Net realized gain on portfolio of investments	520,455	1,215,875	688,259
(Benefit) provision for current income taxes	(1,676)	20,000	—

Net realized loss	(864,554)	(1,061,907)	(861,139)
Increase (decrease) in unrealized appreciation of investments, net of deferred income taxes:
Investment securities:
Affiliated	279,699	(1,771,744)	(196,487)
Unaffiliated	(1,833,455)	(992,907)	2,790,030

Total investment securities	(1,553,756)	(2,764,651)	2,593,543
Other than investment securities	—	(951,862)	844,415
Deferred income tax benefit (expense)	—	351,000	(351,000)

(Decrease) increase in unrealized appreciation of investments, net of deferred income taxes	(1,553,756)	(3,365,513)	3,086,958

Net (decrease) increase in net assets from operations	(2,418,310)	(4,427,420)	2,225,819

Preferred dividends	115,150	98,633	—

Net (decrease) increase in net assets attributable to common stockholders	$(2,533,460)	$(4,526,053)	$2,225,819

Basic and diluted net (decrease) increase in net assets per share attributable to common stockholders (Note 8)	$(2.34)	$(4.14)	$1.98

The accompanying notes are an integral part of these financial statements.

Franklin Capital Corporation

Statements of Cash Flows

	For the Year Ended December 31,

	2001	2000	1999

Cash flows from operating activities:
Net (decrease) increase in net assets from operations	$(2,418,310)	$(4,427,420)	$2,225,819
Adjustments to reconcile net (decrease) increase in net assets from operations to net cash used in operating activities:
Depreciation and amortization	19,994	21,468	22,402
Non-cash compensation expense from cashless exercise of officer options	—	349,644	—
Decrease (increase) in unrealized appreciation of investments, net of deferred taxes	1,553,756	3,365,513	(3,086,958)
Net realized gain on portfolio of investments, net of current income taxes	(522,131)	(1,195,875)	(688,259)
Changes in operating assets and liabilities:
Decrease (increase) in receivable from disposal of investments	—	231,308	(231,308)
Decrease (increase) in other assets	9,963	(7,763)	169,083
Decrease in accounts payable and accrued liabilities	(8,835)	(36,951)	(28,560)

Total adjustments	1,052,747	2,727,344	(3,843,600)

Net cash used in operating activities	(1,365,563)	(1,700,076)	(1,617,781)

Cash flows from investing activities:
Proceeds from sale of majority owned affiliate	250,000	—	—
Proceeds from sale of affiliate	1,564,282	379,527	—
Proceeds from sale of other investments	1,044,782	950,151	766,308
Proceeds from sale of marketable investment securities	543,927	1,259,323	2,483,077
Return of capital from investments	—	—	36,622
Loan payments received from majority-owned affiliate	75,000	—	—
Loan payments received from investments	—	—	66,667
Loan to majority owned affiliate	(150,000)	—	—
Purchases of investment in majority owned affiliate	(1,500,000)	(56,311)	(375,000)
Purchase of investment in affiliate	—	(140,000)	—
Purchases of other investments	(49,095)	(1,575,625)	(529,346)
Purchases of marketable investment securities	(542,146)	(257,239)	(1,247,440)
Purchases of fixed assets	—	—	(2,402)

Net cash provided by investing activities	1,236,750	559,826	1,198,486

Cash flows from financing activities:
Proceeds from issuance of preferred stock	—	1,645,000	—
Payments of preferred dividends	(115,150)	(98,633)	—
Cash paid to common stockholders in lieu of fractional shares due to stock split of common shares	—	(1,448)	—
Purchases of treasury stock	(123,874)	(328,445)	(109,737)

Net cash provided by (used in) financing activities	(239,024)	1,216,474	(109,737)

Net (decrease) increase in cash and cash equivalents	(367,837)	76,224	(529,032)
Cash and cash equivalents at beginning of year	647,565	571,341	1,100,373

Cash and cash equivalents at end of year	$279,728	$647,565	$571,341

Supplemental disclosure of cash flow information: Non-cash liability issued in connection with purchase of majority owned affiliate	$1,000,000	—	—

The accompanying notes are an integral part of these financial statements.

Franklin Capital Corporation

Statements of Changes in Net Assets

	For the Year Ended December 31,

	2001	2000	1999

(Decrease) increase in net assets from operations:
Net investment loss	$(1,386,685)	$(2,257,782)	$(1,549,398)
Net realized gain on portfolio of investments, net of current income taxes	522,131	1,195,875	688,259
(Decrease) increase in unrealized appreciation of investments, net of deferred income taxes	(1,553,756)	(3,365,513)	3,086,958

Net (decrease) increase in net assets from operations	(2,418,310)	(4,427,420)	2,225,819
Capital stock transactions:
Issuance of stock from treasury to majority owned affiliate, net	—	—	8,747
Issuance of preferred stock	—	1,645,000	—
Payment of dividends on preferred stock	(115,150)	(98,633)	—
Issuance of stock from treasury for exercise of officer options	—	349,644	—
Cash paid to common shareholders in lieu of fractional shares	—	(1,448)	—
Purchase of treasury stock	(123,874)	(328,445)	(109,737)

Total (decrease) increase in net assets	(2,657,334)	(2,861,302)	2,124,829

Net assets at beginning of year	5,579,080	8,440,382	6,315,553

Net assets at end of year	$2,921,745	$5,579,080	$8,440,382

The accompanying notes are an integral part of these financial statements.

Franklin Capital Corporation

Financial Highlights

	For the Year Ended December 31,

	2001(3)	2000(3)	1999	1998	1997(1)

PER SHARE OPERATING PERFORMANCE(2):
Net asset value attributable to common stockholders, beginning of year	$3.58	$7.70	$5.61	$6.11	$8.22

Net investment loss	(1.28)	(2.07)	(1.38)	(1.14)	(1.58)
Net gain on portfolio of investments (realized and unrealized) after taxes	(0.95)	(1.98)	3.35	0.51	1.64

Total from investment operations	(2.23)	(4.05)	1.97	(0.63)	0.06

Less dividends and distributions:
Distributions from accumulated deficit and earnings	0.00	0.00	0.00	0.00	(2.17)

Total dividends and distributions	0.00	0.00	0.00	0.00	(2.17)

Capital stock transactions	(0.16)	(0.07)	0.12	0.12	0.00

Net asset value attributable to common stockholders, end of year	$1.19	$3.58	$7.70	$5.61	$6.11

Market value per share, end of year	$4.18	$8.00	$6.83	$3.50	$4.33

TOTAL INVESTMENT RETURN:
Based on market value per share (%)	(47.75)	17.13	95.24	(19.23)	(16.62)
RATIOS TO AVERAGE NET ASSETS:
Expenses (%)	37.67	25.99	24.97	23.73	28.97
Net investment loss from operations (%)	(33.08)	(24.73)	(23.86)	(19.88)	(22.97)
RATIOS/ SUPPLEMENTAL DATA:
Net assets at end of period (000 omitted)	$2,922	$5,579	$8,440	$6,316	$7,343
Portfolio turnover rate (%)	89	24	36	39	77

(1)	Audited by predecessor auditor

(2)	Calculated based on weighted average number of shares outstanding during the period.

(3)	Includes liquidation preference of preferred stockholders.

The accompanying notes are an integral part of these financial highlights.

Franklin Capital Corporation

Portfolio of Investments

	December 31, 2001 (3)

	Number of
	Shares or		Market
	Principal		Value
	Amount ($)	Cost (1)	(Note 2)

Marketable Investment Securities
Certificate of Deposit — 2.20%, due 01/03/2002		$34,675	$34,675

Total Marketable Investment Securities (0.9% of total investments and 1.2% of net assets)		$34,675	$34,675

Investments, at Fair Value

	December 31, 2001 (3)

			Number of
			Shares or		Directors’
		Equity	Principal		Valuation
	Investment	Interest	Amount ($)	Cost (1)	(Note 2)

Majority Owned Affiliate
Excelsior Radio Networks, Inc.	Common stock	90.00%	2,250,000	$2,250,000	$2,250,000
Excelsior Radio Networks, Inc.	Note Receivable (2)	—	75,000	75,000	75,000

Total Excelsior Radio Networks, Inc. (62.4% of total investments and 79.6% of net assets)		50.81%		2,325,000	2,325,000
(Radio production and advertising sales)		(fully diluted )
Affiliates
Excom Ventures, LLC (0.0% of total investments and 0.0% of net assets)	Units	18.64%	140,000	140,000	—
(Purchase evaluation software)
Other Investments
Alacra Corporation (26.8% of total investments and 34.2% of net assets)	Convertible Preferred Stock	1.68%	321,543	1,000,000	1,000,000
(Internet-based information provider)
Primal Solutions, Inc. (0.5% of total investments and 0.7% of net assets)	Common Stock	1.90%	383,938	61,430	19,197
(Internet-based Voice over IP billing software)
Structured Web, Inc. (9.4% of total investments and 12.0% of net assets)	Convertible Preferred Stock	3.60%	188,425	350,000	350,000

(Internet-based application service provider)
Total Other Investments				1,411,430	1,369,197

Investments, at Fair Value				3,876,430	3,694,197

(1)	Book cost equals tax cost for all investments

(2)	Income producing security and in addition received 12,379 warrants

(3)	Total investments refers to investments and marketable investment securities.

The accompanying notes are an integral part of these financial statements.

Franklin Capital Corporation

Notes to Financial Statements

December 31, 2001

1.  DESCRIPTION OF BUSINESS

      Franklin Capital Corporation (“Franklin,” or the “Corporation”) is a Delaware corporation operating as a Business Development Company (“BDC”) under the Investment Company Act of 1940 (the “Act”). A BDC is a specialized type of investment company under the Act. A BDC must be primarily engaged in the business of furnishing capital and managerial expertise to companies that do not have ready access to capital through conventional financial channels. Such companies are termed “eligible portfolio companies.” The Corporation, as a BDC, generally may invest in other securities however such investments may not exceed 30% of the Corporation’s total asset value at the time of any such investment.

      The accompanying financial statements have been prepared assuming that the Corporation will continue as a going concern. For the years ended December 31, 2001, 2000 and 1999, the Corporation has incurred a net investment loss from operations of approximately $1.4 million, $2.3 million and $1.5 million, respectively, a net (decrease) increase in net assets from operations of approximately $(2.4 million), $(4.4 million) and $2.2 million, respectively, and has a working capital deficiency of approximately $800,000 at December 31, 2001 (working capital is defined as total liabilities less liquid assets). These conditions raise substantial doubt about the Corporation’s ability to continue as a going concern. The Corporation has entered into a proposed merger with Change Technology Partners, Inc. (see Note 11), which management believes will alleviate the doubt as to whether the Corporation, as the surviving company in the merger, will be able to continue as a going concern, although there can be no assurance in this regard. The Corporation expects the merger to occur on or before June 30, 2002. The merger is subject to a number of conditions, however, and therefore there can be no assurance that the merger will be completed on or before June 30, 2002 or at all. In the event the merger is not completed, in order to alleviate the substantial doubt about the Corporation’s ability to continue as a going concern, the Corporation would likely seek another merger partner or seek alternative financing. There can be no assurance that the Corporation would be able to find a suitable merger partner or be able to obtain alternative financing. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability of assets or the amounts of liabilities that may result from the outcome of this uncertainty.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Capital Corporation

Notes to Financial Statements — (continued)

Statements of Cash Flows

      For purposes of the Statements of Cash Flows, Franklin considers only highly liquid investments such as money market funds and commercial paper with maturities of 90 days or less at the date of their acquisition to be cash equivalents.

      On January 25, 1999, the Corporation issued 30,069 shares of treasury stock valued at $175,000, the Net Asset Value (“NAV”) on the date of the transaction, as part of an investment in a controlled affiliate. On September 30, 1999, 28,566 of these shares valued at $166,252, were canceled and placed back into treasury (See Note 6).

      The Corporation paid no interest during the years ended December 31, 2001, 2000 and 1999. The Corporation paid $2,000 in taxes during the year ended December 31, 1999.

      At December 31, 2001 and 2000, the Corporation held cash and cash equivalents primarily in money market funds at two commercial banking institutions and two and one broker/ dealers, respectively.

Valuation of Investments

      Security investments which are publicly traded on a national exchange or Nasdaq Stock Market are stated at the last reported sales price on the day of valuation, or if no sale was reported on that date, then the securities are stated at the last quoted bid price. The Board of Directors of Franklin (the “Board of Directors”) may determine, if appropriate, to discount the value where there is an impediment to the marketability of the securities held.

      Investments for which there is no ready market are initially valued at cost and, thereafter, at fair value based upon the financial condition and operating results of the issuer and other pertinent factors as determined in good faith by the Board of Directors. The financial condition and operating results have been derived utilizing both audited and unaudited data. In the absence of a ready market for an investment, numerous assumptions are inherent in the valuation process. Some or all of these assumptions may not materialize. Unanticipated events and circumstances may occur subsequent to the date of the valuation and values may change due to future events. Therefore, the actual amounts eventually realized from each investment may vary from the valuations shown and the differences may be material. Franklin reports the unrealized gain or loss resulting from such valuation in the Statements of Operations.

Gains (Losses) on Portfolio of Investments

      Amounts reported as realized gains are measured by the difference between the proceeds of sale or exchange and the cost basis of the investment without regard to unrealized gains (losses) reported in the prior periods. Gains are considered realized when sales or dissolution of investments are consummated.

Franklin Capital Corporation

Notes to Financial Statements — (continued)

Income Taxes

      Franklin does not qualify for pass through tax treatment as a Regulated Investment Company under Subchapter M of the Internal Revenue Code for income tax purposes. Therefore, the Corporation is taxed under Regulation C.

      Franklin accounts for income taxes in accordance with the provision of Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“SFAS 109”). The significant components of deferred tax assets and liabilities are principally related to the Corporation’s net operating loss carryforward and its unrealized appreciation of investments.

Depreciation and Amortization

      Depreciation is recorded using the straight-line method at rates based upon estimated useful lives for the respective assets. Leasehold Improvements are included in other assets and are amortized over their useful lives or the remaining life of the lease, whichever is shorter.

Net Increase (Decrease) in Net Assets Per Common Share

      Net increase (decrease) in net assets available to common stockholders per common share is calculated in accordance with the provisions of Statement of Financial Accounting Standards No. 128, “Earnings per Share.”

Reclassification

      Certain amounts in prior years have been reclassified to conform with the current year presentation.

3.  INCOME TAXES

      For the years ended December 31, 2001, 2000 and 1999, Franklin’s tax (provision) benefit was based on the following:

	2001	2000	1999

Net investment loss from operations	$(1,386,685)	$(2,257,782)	$(1,549,398)
Net realized gain on portfolio of investments	520,455	1,215,875	688,259
(Decrease) increase in unrealized appreciation	(1,553,756)	(3,716,513)	3,437,958

Pre-tax book (loss) income	$(2,419,986)	$(4,758,420)	$2,576,819

Franklin Capital Corporation

Notes to Financial Statements — (continued)

	2001	2000	1999

Federal tax benefit (provision) at 34% on $(2,419,986), $(4,758,420), and $2,576,819 respectively	$823,000	$1,618,000	$(876,000)
State and local, net of Federal benefit	1,000	(13,000)	(49,000)
Other	5,000	(130,000)	(10,000)
Change in valuation allowance	(827,000)	(1,144,000)	584,000

	$2,000	$331,000	$(351,000)

      The components of the tax benefit (provision) are as follows:

	2001	2000	1999

Current state and local tax benefit (expense)	$2,000	$(20,000)	$—
Deferred tax benefit (expense)	—	351,000	(351,000)

Benefit (provision) for income taxes	$2,000	$331,000	$(351,000)

      Deferred income tax benefit (provision) reflects the impact of “temporary differences” between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws.

      At December 31, 2001 and December 31, 2000, significant deferred tax assets and liabilities consist of:

	Asset (Liability)

	December 31,	December 31,
	2001	2000

Deferred Federal and state benefit from net operating loss carryforward	$1,905,000	$1,638,000
Deferred Federal and state benefit (provision) on unrealized depreciation (appreciation) of investments	66,000	(494,000)
Valuation allowance	(1,971,000)	(1,144,000)

Deferred taxes	$—	$—

      At December 31, 2001, Franklin had net operating loss carryforwards for income tax purposes of approximately $5,291,000 that will begin to expire in 2011. At a 36% effective tax rate the after-tax net benefit from this loss would be approximately $1,905,000.

4.  STOCKHOLDERS’ EQUITY

      The accumulated deficit at December 31, 2001, consists of accumulated net realized gains of $5,047,000 and accumulated investment losses of $11,218,000.

      On February 22, 2000, the Corporation issued 16,450 shares of convertible preferred stock with a par value of $100 for $1,645,000. The stock has a cumulative 7% quarterly dividend and is convertible into the number of shares of common stock by dividing the purchase price for the convertible preferred stock by conversion price

Franklin Capital Corporation

Notes to Financial Statements — (continued)

in effect (which is currently $13.33), resulting in 123,375 shares of common stock. The convertible preferred stock has antidilution provisions, which can change the conversion price in certain circumstances if the Corporation issues additional shares of common stock. The holder has the right to convert the shares of convertible preferred stock at any time until February 22, 2010 into common stock. Upon liquidation, dissolution or winding up of the Corporation, the stockholders of the convertible preferred stock are entitled to receive $100 per share plus any accrued and unpaid dividends before distributions to any holder of the Corporation’s common stock.

      On April 26, 2000, the Corporation declared a three for two stock split of the Corporation’s Common Stock in the form of a stock dividend to shareholders of record on May 15, 2000, and payable June 7, 2000. The stock split has been reflected in the accompanying financial statements and all applicable references as to the number of common shares and per share information have been restated.

      The Board of Directors has authorized Franklin to repurchase up to an aggregate of 525,000 shares of its common stock in open market purchases on the American Stock Exchange when such purchases are deemed to be in the best interest of the Corporation and its stockholders. As of December 31, 2000 the Corporation had purchased 458,850 shares of its common stock of which 407,688 remained in treasury. During the year ended December 31, 2001, the Corporation purchased 23,500 shares of its common stock at a total cost of $123,874. To date, Franklin has repurchased 482,350 shares of its common stock of which 431,188 shares remain in treasury at December 31, 2001.

5.  COMMITMENTS AND CONTINGENCIES

      Franklin is obligated under an operating lease, which provides for annual minimum rental payments as follows:

December 31,

2002	$149,600
2003	149,600

$299,200

      Rent expense for the years ended December 31, 2001, 2000 and 1999 was $126,134, $104,332 and $83,905 respectively. For the years ended December 31, 2001, 2000 and 1999 the Corporation collected rents of $24,000, $40,000 and $58,032, respectively, from subtenants under month-to-month leases, for a portion of its existing office space that is reflected as a reduction in rent expense for that period. Of the amount collected from subtenants during the year ended December 31, 2000 and 1999, $30,000 and $25,000, respectively, was received from a corporation included in Franklin’s investment portfolio and $10,812 was received during the year ended December 31, 1999, from a partnership in which two officers of Franklin have a non-controlling interest.

Franklin Capital Corporation

Notes to Financial Statements — (continued)

      On October 15, 2001, Jeffrey A. Leve and Jeffrey Leve Family Partnership, L.P. filed a lawsuit against Franklin, Sunshine Wireless, LLC (“Sunshine”) and four other defendants affiliated with Winstar Communications, Inc. in the Superior Court of the State of California for the County of Los Angeles. The lawsuit, which has subsequently been removed to the United States District Court for the Central District of California, alleges that the Winstar defendants conspired to commit fraud and breached their fiduciary duty to the plaintiffs in connection with the acquisition of the plaintiffs’ radio production and distribution business. The complaint further alleges that Franklin and Sunshine joined the alleged conspiracy. The business was initially acquired by certain entities affiliated with Winstar Communications and, subsequently, the assets of such business were sold to Franklin and Sunshine (See Note 6). Concurrently with such purchase, Franklin transferred such assets to Excelsior. The plaintiffs seek recovery of damages in excess of $10,000,000, costs and attorneys’ fees. On January 7, 2002, Franklin filed a motion to dismiss the lawsuit or, in the alternative, to transfer venue to the United States District Court of the Southern District of New York. The plaintiffs filed a motion opposing Franklin’s request on January 28, 2002. Franklin’s motion for dismissal was granted on February 25, 2002, due to improper venue. The plaintiff may refile in New York. Franklin believes that plaintiffs’ claims are without merit and intends to defend this lawsuit vigorously, though the outcome cannot be predicted at this time. An unfavorable outcome in this lawsuit may have a material adverse effect on Franklin’s business, financial condition and results of operations.

6.  TRANSACTIONS WITH AFFILIATES

      On February 1, 2001, Franklin sold to Avery Communications, Inc. (“Avery”) 1,183,938 shares of common stock and 350,000 shares of preferred stock of Avery representing Franklin’s entire holding in Avery, for $1,557,617 plus accrued dividends on the preferred stock for a realized gain net of expenses of $137,759. As part of the sale Franklin retained the right to receive 1,533,938 shares of Primal Solutions, Inc. (“Primal”) a wholly-owned subsidiary of Avery. On February 13, 2001, Primal announced that Avery had completed a spin-off of Primal and Franklin received 1,533,938 fully registered and marketable shares of Primal. During the year ended December 31, 2001, Franklin sold 1,150,000 shares of Primal for total proceeds of $53,861, realizing a loss of $130,139.

      On August 28, 2001, Franklin along with Sunshine Wireless LLC (“Sunshine”) purchased the assets of Winstar Radio Networks, Global Media and Winstar Radio Productions (collectively “WRN”) for a total purchase price of $6.25 million. Change Technology Partners, Inc. (“Change”), a public company, provided $2.25 million of senior financing for the deal. The acquisition was consummated through eCom Capital Inc., subsequently renamed Excelsior Radio Networks, Inc. (“Excelsior”), a then wholly-owned subsidiary of Franklin. Franklin’s total investment was $2.5 million consisting of $1.5 million in cash and a $1 million note payable to WRN. The note is due February 28, 2002 with interest at 3.54% and has a right of set-off against certain representations and warranties made by WRN. In October 2001, a legal proceeding was filed against WRN, which also named Franklin as a defendant,

Franklin Capital Corporation

Notes to Financial Statements — (continued)

in which the representations and warranties made by WRN have been challenged. Until the time that this action is settled the due date of the note is extended indefinitely. (See Note 5). Additionally, Franklin provided a $150,000 note receivable to Excelsior. The note bears interest at 10% per annum and is issued for a ninety day rolling period. In connection with this note, Franklin was granted warrants to acquire 12,879 shares of Excelsior common stock at an exercise price of $1.125 per share. As of December 31, 2001, $75,000 of this note has been repaid. In contemplation of the proposed merger agreement between Franklin and Change (See Note 11), Franklin sold to Change 250,000 shares of common stock in Excelsior for $250,000. If the merger is not consummated, Franklin is required to repurchase the 250,000 shares of Excelsior’s common stock for $250,000 plus interest at an annual rate of 10% from December 4, 2001 to the date of repurchase. As a result of the transaction, Franklin now owns 50.8% of Excelsior on a fully diluted basis and has 58.2% of the voting control. In addition, Franklin has the right to nominate four directors to Excelsior’s seven-person board of directors.

      At the closing, Franklin entered into a services agreement with Excelsior whereby Franklin will provide Excelsior with certain services. In consideration for the services provided, for a period of six-months Franklin will receive $30,000 per month and be reimbursed for all direct expenses. Subsequently, Franklin’s monthly fee will be determined by a majority of the non-Franklin directors; however, said management fee will be no less than $15,000 per month. Franklin will continue to be reimbursed for all direct expenses. Finally, Franklin’s chief financial officer will serve in that capacity for Excelsior and his salary and benefits will be allocated between Excelsior and Franklin on an 80/20 basis. During the year ended December 31, 2001, Franklin earned $120,000 in management fees and was reimbursed $40,156 for salary and benefits for Franklin’s chief financial officer, which was recorded as a reduction of expenses on Franklin.

      During the year ended December 31, 2000, the Corporation invested $140,000 in Excom Ventures, LLC. (“Excom”). Excom was formed as a holding company for the purpose of investing in Expert Commerce, Inc., a Business-to-Business purchase evaluation engine that simulates the way people make decisions. At December 31, 2001, the Board of Franklin has determined that this investment has no value and has marked these securities down to reflect that determination.

      In January 1999, Franklin formed eCom Capital Corporation (“eCom”), a wholly-owned subsidiary of Franklin, for the purposes of investing in Internet related ventures. On January 25, 1999, eCom invested a total of $387,500 in eMattress.com Inc. (“eMattress”), consisting of $175,000 worth of Franklin common stock (30,069 shares from treasury stock valued at the Net Asset Value on the date of the transaction) and $212,500 in cash. Franklin received preferred stock convertible into a 50% equity interest in eMattress. Two officers of Franklin were elected to serve on the five member eMattress Board of Directors.

      In August 1999, Franklin invested an additional $87,500 in eCom. Pursuant to this transaction, eMattress was merged into eCom and 28,566 shares of Franklin common stock were returned to Franklin’s treasury. The surviving entity,

Franklin Capital Corporation

Notes to Financial Statements — (continued)

eMattress.com, is a Delaware corporation. In November 1999, Franklin invested an additional $75,000 into eMattress and as a result of this transaction, on December 31, 1999, Franklin owned 87.2% of eMattress. During 2000 eMattress ceased operations and has legally dissolved. Franklin has written off its entire investment including a loan of $56,311 that was determined to be non-collectible.

7.  STOCK OPTION PLANS

      On September 9, 1997, Franklin’s stockholders approved two Stock Option Plans: a Stock Incentive Plan (“SIP”) to be offered to the Corporation’s consultants, officers and employees (including any officer or employee who is also a director of the Corporation) and a Non-Statutory Stock Option Plan (“SOP”) to be offered to the Corporation’s “outside” directors, i.e., those directors who are not also officers or employees of Franklin. 112,500 shares of the Corporation’s Common Stock have been reserved for issuance under these plans, of which 67,500 shares have been reserved for the SIP and 45,000 shares have been reserved for the SOP. Shares subject to options that terminate or expire prior to exercise will be available for future grants under the Plans. Because the issuance of options to “outside” directors is not permitted under the Act without an exemptive order by the Securities and Exchange Commission, the issuance of options under the SOP was conditioned upon the granting of such order. The order was granted by the Commission on January 18, 2000.

      On January 27, 1998, 67,500 options were granted to three eligible officers of the Corporation under the SIP. The strike price of the options was $4.67 per share, which represented the closing price of Franklin’s Common Stock as reported by the American Stock Exchange on that date. One-third of the options granted vested immediately; another one-third vested one year from the date of issuance; and the final one-third vested two years after the date of issuance. The options expire after ten years. On December 31, 1998, one of the eligible officers resigned from the Corporation and forfeited 15,000 options upon resignation and an additional 7,500 options three months after resignation. 15,000 of these options were reissued on March 18, 1999 to three eligible officers of the Corporation at a strike price of $3.83 per share, which represented the closing price of Franklin’s Common Stock as reported by the American Stock Exchange on that date. These options will expire as originally issued. One-half of the reissued options vested immediately, and one-half vested on January 27, 2000. 5,625 of the remaining forfeited options were reissued on December 9, 1999 to three eligible officers of the Corporation at a strike price of $6.00 per share, which represented the closing price of Franklin’s Common Stock as reported by the American Stock Exchange on that date. These options will expire as originally issued. One-half of the reissued options vested immediately, and one-half vested on December 9, 2000. The remaining 1,875 of forfeited options were reissued on March 1, 2000, to one eligible officer of the Corporation at a strike price of $14.00 per share, which represented the closing price of Franklin’s Common Stock as reported by the American Stock Exchange on that date. These options will expire as originally issued. One-half of the reissued options vested immediately, and one-half will vest on March 1, 2001.

Franklin Capital Corporation

Notes to Financial Statements — (continued)

      On February 14, 2000, 30,000 options were granted under the SOP to four eligible “outside” directors. The strike price of the options was $11.50 per share, which represented the closing price of Franklin’s Common Stock as reported by the American Stock Exchange on that date. One-third of the options granted vested immediately; another one-third vest one year from the date of issuance; and the final one-third vest two years after the date of issuance. The options expire after ten years. On June 7, 2000, 7,500 options were granted under the SOP to four eligible “outside” directors. The strike price of the options was $9.67 per share, which represented the closing price of Franklin’s Common Stock as reported by the American Stock Exchange on that date. One-third of the options granted vested immediately; another one-third vest one year from the date of issuance; and the final one-third vest two years after the date of issuance. The options expire after ten years.

      On May 9, 2000, one of Franklin’s officers made a cashless exercise of 29,062 options resulting in a non-cash charge to compensation expense of $197,188. On September 11, 2000, one of Franklin’s officers made a cashless exercise of 29,062 options resulting in a non-cash charge to compensation expense of $129,317. On December 21, 2000, three of Franklin’s officers made cashless exercises of 7,501 options resulting in a non-cash charge to compensation expense of $23,139.

      Franklin accounts for the options issued to employees under APB Opinion No. 25, under which no compensation cost has been recognized. Proforma information determined consistent with the fair value method required by FASB Statement No. 123, is as follows for the years ended:

	December 31,	December 31,	December 31,
	2001	2000	1999

Net (decrease) increase in net assets from operations attributable to common stockholders:
As reported	$(2,533,460)	$(4,526,053)	$2,225,819
Pro forma	$(2,571,445)	$(4,666,638)	$2,196,909
Basic and diluted net (decrease) increase in net assets attributable to common stockholders:
As reported	$(2.34)	$(4.14)	$1.98
Pro forma	$(2.37)	$(4.26)	$1.95

      The fair value of the options granted was estimated on the date of the grant using the Black-Scholes option pricing model with the following assumptions:

	December 31, 2000	December 31, 1999

Stock volatility	41.3%	30.6%
Risk-free interest rate	5.5%	5.5%
Option term in years	4	4
Stock dividend yield	—	—

Franklin Capital Corporation

Notes to Financial Statements — (continued)

      The following is a summary of the status of the Stock Option Plans during the years ended:

	December 31, 2001		December 31, 2000		December 31, 1999

		Weighted Average		Weighted Average		Weighted Average
	Shares	Exercise Price	Shares	Exercise Price	Shares	Exercise Price

Outstanding at beginning of year	39,375	$11.27	65,625	$4.59	52,500	$4.67
Granted	—	—	39,375	$11.27	20,625	$4.42
Exercised	—	—	65,625	$4.42	—	—
Forfeited	—	—	—	—	7,500	$4.67
Expired	—	—	—	—	—	—

Outstanding at end of year	39,375	$11.27	39,375	$11.27	65,625	$4.59

Exercisable at end of year	26,875	$11.33	13,438	$11.33	40,312	$4.42

Weighted average fair value of options granted			$2.40		$1.42

      The options issued under the SIP have a remaining contractual life of 6.1 years. The options issued under the SOP have a remaining contractual life of 8.1 years.

Franklin Capital Corporation

Notes to Financial Statements — (continued)

8.  NET (DECREASE) INCREASE IN NET ASSETS PER COMMON SHARE

      The following table sets forth the computation of basic and diluted change in net assets per common share:

	December 31,

	2001	2000	1999

Numerator:
Net (decrease) increase in net assets from operations	$(2,418,310)	$(4,427,420)	$2,225,819
Preferred stock dividends	(115,150)	(98,633)	—

Numerator for basic and diluted earnings per share — net (decrease) increase in net assets attributable to common stockholders	(2,533,460)	(4,526,053)	2,225,819

Denominator:
Denominator for basic (decrease) increase in net assets from operations — weighted — average shares	1,083,408	1,094,373	1,124,740

Effect of dilutive securities:
Employee stock options — weighted — average shares	—	—	1,763

Denominator for diluted (decrease) increase in net assets from operations — adjusted weighted — average shares and assumed conversions	1,083,408	1,094,373	1,126,503

Basic and diluted net (decrease) increase in net assets from operations per share	$(2.34)	$(4.14)	$1.98

      The following securities have been excluded from the dilutive per share computation as they are antidilutive:

	Period ended December 31,

	2001	2000	1999

Preferred stock convertible into 123,375 shares of common stock	123,375	123,375	—
Stock options	39,375	39,375	25,625

      For additional information on the above securities, see Notes 4 and 7.

Franklin Capital Corporation

Notes to Financial Statements — (continued)

9.  NET ASSET VALUE PER SHARE

      The following table sets forth the computation of and net asset value per common share attributable to common stockholders:

	December 31,	December 31,
	2001	2000

Numerator:
Numerator for net asset value per common share, as if converted basis	$2,921,745	$5,579,080
Liquidation value of convertible preferred stock	(1,645,000)	(1,645,000)

Numerator for net asset value per share attributable to common stockholders	$1,276,745	$3,934,080

Denominator:
Number of common shares outstanding, denominator for net asset value per share attributable to common stockholders	1,074,700	1,098,200
Number of shares of common stock to be issued upon conversion of preferred stock	123,375	123,375

Denominator for net asset value per common share as if converted basis	1,198,075	1,221,575

Net asset value per share attributable to common stockholders	$1.19	$3.58

Net asset value per common share, as if converted basis	$2.44	$4.57

10.  PURCHASES AND SALES OF INVESTMENT SECURITIES

      The cost of purchases and proceeds from sales of investment securities, including the issuance of treasury stock for December 31, 1999, and excluding short term investments, aggregated $3,241,241 and $3,477,991 respectively, for the year ended December 31, 2001; $1,944,500 and $2,543,819 respectively, for the year ended December 31, 2000; and $2,158,804 and $3,352,674 respectively, for the year ended December 31, 1999.

11.  MERGER WITH CHANGE TECHNOLOGY PARTNERS, INC.

      On December 4, 2001, Change and Franklin entered into a definitive agreement and plan of merger pursuant to which Change will be merged with and into Franklin. Under the terms of the merger agreement, Change’s common stockholders will receive one share of Franklin for each 40.985 shares of Change common stock that they own. Change’s Series A preferred stockholders will receive one share of Franklin Series B preferred stock for each share of Change Series A preferred stock they own. As a result of the merger, Franklin will issue approximately 4,442,000 shares of its common stock and 645 shares of its Series B preferred stock to Change stockholders. Upon closing of the transaction, Change shareholders will own

Franklin Capital Corporation

Notes to Financial Statements — (continued)

approximately 80% of Franklin with the balance being held by Franklin’s current stockholders. The boards of both companies have approved the transaction.

      Concurrently with the execution of the merger agreement, the parties entered into a stock purchase agreement pursuant to which Change agreed to purchase 250,000 shares of common stock of Excelsior from Franklin for an aggregate purchase price of $250,000. In the event the merger between Franklin and Change is terminated pursuant to the terms of the merger agreement, Franklin shall be required to repurchase all of such common stock from Change at a repurchase price equal to $250,000, plus interest thereon at an annual rate of 10% from December 4, 2001 to the date of repurchase.

12.	SELECTED QUARTERLY DATA (UNAUDITED)

	2001

	Quarter 1	Quarter 2	Quarter 3	Quarter 4

Total investment income	$42,557	$14,802	$41,735	$93,603
Net investment loss from operations	(390,097)	(371,291)	(317,146)	(308,151)
Net decrease in net assets attributable to common stockholders	(1,181,953)	(443,100)	(395,004)	(398,253)
Basic and diluted earnings per common share	(1.08)	(0.41)	(0.37)	(0.48)

	2000

	Quarter 1	Quarter 2	Quarter 3	Quarter 4

Total investment income	$22,344	$50,152	$21,138	$21,381
Net investment loss from operations	(422,762)	(700,802)	(542,509)	(591,709)
Net increase (decrease) in net assets attributable to common stockholders	1,086,449	135,484	(2,095,200)	(3,652,786)
Basic earnings per common share	0.99	0.12	(1.92)	(3.33)
Diluted earnings per common share	0.92	0.12	(1.92)	(3.33)

13.	SUBSEQUENT EVENT

      On April 3, 2002, Dial Communications Global Media, Inc. (“Newco”), a newly formed wholly-owned subsidiary of Excelsior, a subsidiary of Franklin, completed the acquisition of substantially all of the assets of Dial Communications Group, Inc. (“DCGI”), and Dial Communications Group, LLC (“DCGL” and together with DCGI, the “Dial Entities”) used in connection with the Dial Entities’ business of selling advertising relating to radio programming (the “Dial Acquisition”). The Dial Acquisition was completed pursuant to the Asset Purchase Agreement (the

Franklin Capital Corporation

Notes to Financial Statements — (continued)

“Purchase Agreement”), dated as of April 1, 2002, by and among the Dial Entities, Franklin and Excelsior. Immediately prior to the closing of the transactions contemplated by the Purchase Agreement, Excelsior assigned all of its rights and obligations under the Purchase Agreement, as well as certain other assets and liabilities relating to the portion of Excelsior’s business dedicated to the sale of advertising relating to radio programming, to Newco.

      The total purchase price for the Dial Acquisition will be an amount between $8,800,000 and $13,557,500. The initial consideration for the Dial Acquisition consisted of $6,500,000 in cash and a three year promissory note issued by Newco in favor of DCGL in the aggregate principal amount of $460,000. In addition, the Purchase Agreement provides for the minimum payment of $1,920,000 of additional consideration, which is subject to increase to a maximum amount of $6,597,500 based upon the attainment of certain revenue and earnings objectives in 2002 and 2003. The additional consideration will be comprised of both cash and two additional promissory notes issued by Newco in favor of DCGL, each with an initial aggregate principal amount of $460,000 bearing interest at 4.5% that is subject to increase upon the attainment of such revenue and earnings objectives. Each of the promissory notes issued in consideration of the Dial Acquisition is convertible into shares of Franklin’s common stock at a premium of 115% to 120% of the average closing prices of Franklin’s common stock during a specified pre and post closing measurement period. Excelsior has paid to Franklin an amount equal to $300,000 in consideration of Franklin’s obligations in connection with any Franklin common stock that may be issued pursuant to the terms of the Purchase Agreement or the promissory notes issued in consideration of the Dial Acquisition.

      Change and Sunshine, both existing stockholders of Excelsior, loaned Excelsior an aggregate amount of $7,000,000 to finance the initial consideration of the Dial Acquisition. The obligations under the loans are secured by certain of Excelsior’s assets.

Report of KPMG LLP,

Independent Accountants

The Board of Directors and
Shareholders of Change Technology Partners, Inc.

      We have audited the accompanying consolidated balance sheets of Change Technology Partners, Inc. and subsidiaries (the “Company”) (formerly known as Arinco Computer Systems Inc.) as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders’ equity and redeemable preferred stock, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. The accompanying statements of operations, stockholders’ equity and cash flows for the year ended December 31, 1999 were audited by other auditors whose report, dated February 28, 2000 expressed an unqualified opinion on those statements.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated balance sheets as of December 31, 2001 and 2000 and the related consolidated statements of operations, stockholders’ equity and redeemable preferred stock and cash flows for the years then ended referred to above present fairly, in all material respects, the financial position of Change Technology Partners, Inc. and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

New York, New York
February 14, 2002

Report of Independent Certified Public Accountants

Shareholders and Board of Directors of the Company:

      We have audited the accompanying consolidated statements of operations, stockholders’ equity, and cash flows of Change Technology Partners, Inc. (formerly known as Arinco Computer Systems, Inc.) and Subsidiaries for the year ended December 31, 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Change Technology Partners, Inc. and Subsidiaries for the year ended December 31, 1999, in conformity with generally accepted accounting principles.

GRANT THORNTON LLP

Oklahoma City, Oklahoma
February 28, 2000

Change Technology Partners, Inc.

and Subsidiaries

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	Year ended
	December 31,

	2001	2000

ASSETS
Cash and cash equivalents	$8,892	$30,333
Accounts receivable, net of allowances of $62 at December 31, 2000	147	839
Related party receivable	204	—
Notes receivable	2,393	—
Prepaid expenses and other current assets, including restricted cash of $200 at December 31, 2001.	442	219

Total current assets	$12,078	$31,391
Notes receivable, excluding current portion	333	—
Investments in and loans to unconsolidated subsidiaries	720	4,893
Property and equipment, net	786	510
Purchased intangible assets and goodwill, net	1,568	1,531
Other assets	667	251

TOTAL ASSETS	$16,152	$38,576

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$280	$347
Accrued expenses	983	917
Deferred revenues	4	79
Loan payable	—	36
Capital lease obligation	92	—

TOTAL CURRENT LIABILITIES	1,359	1,379
Loan payable, excluding current portion		15
Capital lease obligation, less current portion	124	—
Deferred rent	9	—

TOTAL LIABILITIES	1,492	1,394
STOCKHOLDERS’ EQUITY:
Preferred stock:
Series A — $.06 per share cumulative, convertible share-for-share into common stock; $.10 par value; 500,000 shares authorized, 645 and 3,000 shares issued and outstanding at December 31, 2001 and 2000, respectively with an aggregate liquidation preference of $1 per share	—	—
Series B — convertible into common on a 1:40 basis; $.10 par value; 4,000,000 shares authorized; 0 and 3,000,000 shares issued and outstanding at December 31, 2001 and 2000, respectively	—	300
Common stock:
$.01 par value; 500,000,000 shares authorized, 179,022,881 and 44,959,000 shares issued and outstanding at December 31, 2001 and 2000, respectively	1,790	449
Additional paid-in capital	94,637	86,821
Deferred compensation	(966)	(1,787)
Accumulated deficit	(80,801)	(48,601)

TOTAL STOCKHOLDERS’ EQUITY	14,660	37,182

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$16,152	$38,576

See accompanying notes to consolidated financial statements.

Change Technology Partners, Inc.

and Subsidiaries

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Years Ended December 31,

	2001	2000	1999

Revenues	$5,567	$1,370	$—
Cost of revenues including the amortization of purchased intangibles of $1,044 and $50 in 2001 and 2000, respectively	7,276	1,119	—

Gross profit (loss)	(1,709)	251	—
OPERATING EXPENSES:
Selling, general and administrative expenses, exclusive of equity based compensation of $3,086 and $2,921 in 2001 and 2000, respectively	13,738	3,305	12
Equity based compensation	3,086	2,921	—
Severance	1,326	—	—
Loss on disposal of subsidiaries	377	—	—
Impairment losses	7,263	—	—
Total operating expenses	25,790	6,226	12

Loss from operations	(27,499)	(5,975)	(12)

Other income (expense):
Interest and dividend income, net	845	1,469	5
Equity in losses of unconsolidated subsidiaries	(5,546)	(1,732)	—
Realized loss on trading securities	—	—	(1)
Unrealized gain on trading securities	—	—	16

Net income (loss)	(32,200)	(6,238)	8
Series A preferred stock dividend requirement	—	—	14
Deemed dividend attributable to issuance of Series B convertible preferred stock	—	40,000	—

Net loss attributable to common stockholders	$(32,200)	$(46,238)	$(6)

Basic and diluted net loss per common share	$(.23)	$(1.31)	$—

Weighted average common shares outstanding, basic and diluted	138,478,550	35,424,000	4,698,000

See accompanying notes to consolidated financial statements.

Change Technology Partners, Inc.

and Subsidiaries

Consolidated Statements of Stockholders’ Equity and Redeemable Preferred Stock

Years Ended December 31, 2001, 2000 and 1999
(in thousands, except share and per share amounts)

	Series B
	Redeemable		Series A		Series B
	Preferred Stock		Preferred Stock		Preferred Stock		Common Stock
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Balance as of December 31, 1998	—	$—	396,000	$40	—	$—	4,541,000	$45
Issuance of common stock	—	—	—	—	—	—	25,000	—
Conversion of Series A preferred stock	—	—	(393,000)	(40)	—	—	393,000	4
Net income for the year ended December 31, 1999	—	—	—	—	—	—	—	—

Balance as of December 31, 1999	—	—	3,000	—	—	—	4,959,000	49
Sale of warrants to purchase common stock	—	—	—	—	—	—	—	—
Issuance of Series B redeemable preferred stock, net of offering costs	4,000,000	40,000	—	—	—	—	—	—
Beneficial conversion feature related to Series B redeemable convertible preferred stock	—	(40,000)	—	—	—	—	—	—
Amortization of beneficial conversion feature	—	40,000	—	—	—	—	—	—
Conversion of Series B preferred stock into common stock	(1,000,000)	(10,000)	—	—	—	—	40,000,000	400
Nullification of redemption feature of Series B preferred stock	(3,000,000)	(30,000)	—	—	3,000,000	300	—	—
Deferred compensation	—	—	—	—	—	—	—	—
Amortization of deferred compensation	—	—	—	—	—	—	—	—
Removal of restrictions on subsidiary stock to employee and independent contractors	—	—	—	—	—	—	—	—
Issuance of subsidiary stock for acquisition	—	—	—	—	—	—	—	—
Net loss for the year ended December 31, 2000	—	—	—	—	—	—	—	—

Balance as of December 31, 2000	—	$—	3,000	$—	3,000,000	$300	44,959,000	$449
Amortization of deferred compensation	—	—	—	—	—	—	—	—
Forfeiture of unvested options		—	—	—	—	—	—	—
Options Granted to Executive (Note 8)	—	—	—	—	—	—	—	—
Reacquisition of stock in connection with sale of RAND	—	—	—	—	—	—	(375,039)	(4)
Acquisition of Iguana Studios, Inc	—	—	—	—	—	—	2,700,000	27
Settlement of stock award to CEO and acquisition of outstanding minority interest of eHotHouse, Inc	—	—	—	—	—	—	5,300,013	54
Acquisition of Canned Interactive, Inc	—	—	—	—	—	—	6,436,552	64
Conversion of series A preferred shares to common	—	—	—	—	—	—	—	—
Conversion of preferred shares to common	—	—	(2,355)	—	(3,000,000)	(300)	120,002,355	1,200
Net loss for the year ended December 31, 2001	—	—	—	—	—	—	—	—

Balance at December 31, 2001	—	$—	645	$—	—	$—	179,022,881	$1,790

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Additional			Total
	Paid-In	Deferred	Accumulated	Stockholders’
	Capital	Compensation	Deficit	Equity

Balance as of December 31, 1998	$2,522	$—	$(2,371)	$236
Issuance of common stock	1	—	—	1
Conversion of Series A preferred stock	36	—	—	—
Net income for the year ended December 31, 1999	—	—	8	8

Balance as of December 31, 1999	2,559	—	(2,363)	245
Sale of warrants to purchase common stock	100	—	—	100
Issuance of Series B redeemable preferred stock, net of offering costs	(550)	—	—	(550)
Beneficial conversion feature related to Series B redeemable convertible preferred stock	40,000	—	—	40,000
Amortization of beneficial conversion feature	—	—	(40,000)	(40,000)
Conversion of Series B preferred stock into common stock	9,600	—	—	10,000
Nullification of redemption feature of Series B preferred stock	29,700	—	—	30,000
Deferred compensation	2,480	(2,480)	—	—
Amortization of deferred compensation	—	693	—	693
Removal of restrictions on subsidiary stock to employee and independent contractors	2,228	—	—	2,228
Issuance of subsidiary stock for acquisition	704	—	—	704
Net loss for the year ended December 31, 2000	—	—	(6,238)	(6,238)

Balance as of December 31, 2000	$86,821	$(1,787)	$(48,601)	$37,182
Amortization of deferred compensation	—	621	—	621
Forfeiture of unvested options	(320)	320	—	—
Options Granted to Executive (Note 8)	120	(120)	—	—
Reacquisition of stock in connection with sale of RAND	(22)	—	—	(26)
Acquisition of Iguana Studios, Inc	2,958	—	—	2,985
Settlement of stock award to CEO and acquisition of outstanding minority interest of eHotHouse, Inc	5,091	—	—	5,145
Acquisition of Canned Interactive, Inc	889	—	—	953
Conversion of series A preferred shares to common	—	—	—	—
Conversion of preferred shares to common	(900)	—	—	—
Net loss for the year ended December 31, 2001	—	—	(32,200)	(32,200)

Balance at December 31, 2001	$94,637	$(966)	$(80,801)	$14,660

See accompanying notes to consolidated financial statements.

Change Technology Partners, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands, except share and per share amounts)

	Year Ended December 31,

	2001	2000	1999

Cash flows from operating activities:
Net income (loss)	$(32,200)	$(6,238)	$8
Adjustments to reconcile net income (loss) to net cash in operating activities:
Depreciation and amortization	3,197	56	—
Impairment losses	7,263	—	—
Decrease (increase) in trading activities	—	112	(63)
Equity based compensation	3,086	2,921	—
Equity in losses of non-consolidated subsidiary	5,546	1,732	—
Accretion of loan discount	(36)	—	—
Accrued interest on loans receivable	(52)	—	—
Provision for doubtful accounts	111	—	—
Loss on disposal of property and equipment	537	—	—
Loss on disposal of subsidiaries, net of cash disposed	141	—	—
Changes in operating assets and liabilities net of acquisitions:
Accounts receivable	307	142	—
Prepaid expenses and other assets	(109)	(456)	—
Deferred revenues	215	8	—
Accounts payable and accrued liabilities	(421)	904	1

Net cash used in operating activities	(12,415)	(819)	(54)
Cash flows from investing activities:
Investment in affiliates	(450)	(6,625)	—
Purchase of property and equipment	(771)	(336)	—
Cash proceeds from sale of property and equipment	35	—	—
Cash paid for acquisitions	(4,076)	(1,542)
Advances on notes receivable	(3,450)	—	(20)
Receipts on notes receivable	—	—	36

Net cash (used in) provided by investing activities	(8,712)	(8,503)	16
Cash flows from financing activities:
Principal payments under capital leases	(50)	—	—
Payment of notes payable	(264)	(28)	—
Issuance of Series B preferred stock and warrants, net of offering costs	—	39,550	—
Change in bank overdraft	—	—	(2)

Net cash (used in) provided by financing activities	(314)	39,522	(2)

Net decrease (increase) in cash and cash equivalents	(21,441)	30,200	(40)
Cash and cash equivalents at beginning of period	30,333	133	173

Cash and cash equivalents at end of period	$8,892	$30,333	$133

See accompanying notes to consolidated financial statements.

Change Technology Partners, Inc.

and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2001
(In thousands, except share and per share data)

(1) DESCRIPTION OF BUSINESS

      Arinco Computer Systems Inc., the predecessor of the Company together with its subsidiaries, (the “Company”), was incorporated on March 31, 1978; however, the Company formally commenced implementation of its plan to provide professional consulting services on June 15, 2000. The Company provided a broad range of professional consulting services, including e-services and technology strategy, online branding, web architecture and design, systems integration, systems architecture and outsourcing. The Company has served clients throughout the United States and, as of December 31, 2001, has offices in Connecticut, New York and California. During the year ended December 31, 2001, the Board of Directors voted to divest the Company of a majority of its existing operations.

      Simultaneous with the divestiture, the Company is evaluating new strategic business and investment opportunities.

      At December 31, 2001, the Company’s remaining consolidated subsidiaries are:

•	Iguana Studios, Inc. (which has limited continuing operating activities)

•	Papke-Textor, Inc. d/b/a Canned Interactive (“Canned”)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A)     Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates embedded in the consolidated financial statements for the periods presented concern the allowances for doubtful accounts, the estimates used in the percentage of completion method, the fair value of purchased intangible assets, and the estimated useful lives of purchased intangible assets.

(B)     Principles of Consolidation

      The consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries from the date of acquisition through the date of disposition, if applicable. All significant intercompany transactions and balances have been eliminated in consolidation. Investments in less than majority-owned entities over which the Company has significant influence are accounted for using the equity method.

      Since the Company was the only contributor of capital to a majority-owned subsidiary, eHotHouse, Inc., (“eHotHouse”) and the minority interest holders had no

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

obligation to provide additional capital, 100% of those losses were included in the Company’s results for the period prior to the Company’s acquisition of the outstanding minority interest in February, 2001. In May, 2001, eHotHouse merged with and into the Company.

(C)     Revenue Recognition

      Revenues are recognized for fixed price arrangements in the period services are rendered using the percentage-of-completion method, based on the percentage of costs incurred to date to total estimated projects costs, provided the Company has the ability to produce reasonably dependable estimates, collection of the resulting receivable is probable and no significant obligations remain. The cumulative impact of any revision in estimates of the cost to complete and losses on projects in process are reflected in the period in which they become known.

      Revenues are recognized for time-and-materials based arrangements in the period when the underlying services are rendered, provided collection of the resulting receivable is probable and no significant obligations remain.

      The Company generally enters into short-term, project specific contracts with its clients who are generally billed in the same period in which services are rendered. If services are rendered in advance of billings, the Company records and presents the related amounts as unbilled revenue. If amounts are received in advance of services being performed, the amounts are recorded and presented as deferred revenues. Revenues exclude reimbursable expenses charged to customers.

(D)     Cost of Revenues

      Cost of revenues consists primarily of compensation of billable employees, subcontractor costs, and other costs directly incurred in the delivery of services to clients. Billable employees are full time employees and subcontractors who spent time servicing client projects. Also included in Cost of Revenues in the Statement of Operations is the amortization of certain purchased intangible assets, representing the value of customer relationships and workforces acquired.

(E)     Concentration of Credit Risk

      Financial instruments that subject the Company to credit risks consist primarily of cash and cash equivalents, notes receivable, and trade accounts receivable. Cash and cash equivalents consist of deposits, money market funds, and investments in short term “AAA” rated debt instruments. The Company performs ongoing credit evaluations, generally does not require collateral, and establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of customers, historical trends, and other information. To date, such losses have been within management’s expectations. Notes receivable are generally collateralized and bear a market rate of interest commensurate with the associated risks.

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

(F)     Cash and Cash Equivalents

      Cash equivalents consists of highly liquid investments with original maturities of less than three months.

(G)     Property and Equipment

      Property and equipment are stated at cost, net of accumulated depreciation and amortization. Leasehold improvements are amortized utilizing the straight-line method over the lesser of the estimated useful life of the asset or the respective lease term. The Company provides for depreciation of other machinery and equipment over their estimated useful lives, using the straight-line method, as follows:

Asset Classification	Estimated Useful Life

Computers and equipment	3 – 5 years
Furniture and fixtures	5 years
Leasehold improvements	5 – 10 years (lease term)

(H)     Purchased Intangible Assets

      At December 31, 2001, purchased intangible assets, primarily the customer lists and the workforce acquired in connection with the acquisition of Canned, are being amortized over a period of 3 years, the estimated period of benefit considering the underlying contractual relationships, the project oriented continuing revenue stream, and analysis of the Company’s retention efforts. The Company is in the process of finalizing its estimates of the fair values of tangible and intangible assets acquired and liabilities assumed in connection with its acquisition of Canned.

      The Company accounts for long-lived assets in accordance with the provisions of the Statement of Financial Accounting Standards (“SFAS”) No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of.” This statement establishes financial accounting and reporting standards for the impairment of long-lived assets, including certain identifiable intangibles, and goodwill related to those assets to be held and used, and for long-lived assets and certain identifiable intangibles to be disposed of. The Company’s management performs on-going reviews of its investments in long-lived assets, primarily intangible assets and, based on quantitative and qualitative measures, assesses the need to record impairment losses when impairment indicators are present. Among other factors, when assessing evidence of impairment, management considers the proximity of its investments to the date of evaluation, the current period operating cash flow loss and projections that demonstrate continuing losses. The Company’s monitoring process will continue on a prospective basis and the facts and circumstances surrounding the relevant impairment factors evaluated by management may change in subsequent periods given that the Company operates in a volatile business environment. This could result in material impairment charges in future periods. Recoverability of long-lived assets is assessed by a comparison of the carrying amount of the asset to the estimated future net cash flows expected to be

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

generated by the asset. If estimated future net undiscounted cash flows are less than the carrying amount of the asset, the asset is considered impaired and an expense is recorded in an amount required to reduce the carrying amount of the asset to its fair value, as determined by either an appraisal or a discounted cash flow analysis.

(I)     Equity-Based Compensation

      The Company accounts for its employee stock option plans in accordance with the provisions of the Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations including Financial Accounting Standards Board Interpretation No. 44. As such, compensation expense related to employee stock options is recorded over the vesting period only if, on the date of grant, the fair value of the underlying stock exceeds the exercise price. All such deferred compensation is amortized on a straight-line basis. The Company adopted the disclosure-only requirements of SFAS No. 123 “Accounting for Stock-Based Compensation”, which allows entities to continue to apply the provisions of APB Opinion No. 25 for transactions with employees and provide pro forma net income (loss) and pro forma earnings (loss) per share disclosures for employee stock grants made as if the fair value based method of accounting in SFAS No. 123 had been applied to these transactions.

(J)     Basic and Diluted Net Loss Per Common Share

      Basic net loss per common share excludes the effect of potentially dilutive securities and is computed by dividing net income or loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted net loss per share is adjusted for the effect of convertible securities, warrants and other potentially dilutive financial instruments only in the periods in which such effect would have been dilutive.

      The following securities were not included in the computation of diluted net loss per share because to do so would have had an antidilutive effect for the periods presented:

	At December 31,

	2001	2000	1999

Stock Options	16,133,768	4,600,000	—
Warrants	41,250,000	41,250,000	—
Series A Convertible Preferred Stock	645	3,000	3,000
Series B Convertible Preferred Stock	—	3,000,000	—

      As a result, the basic and diluted net loss per share is equal for all periods presented.

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

(K)     Income Taxes

      The Company uses the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their tax bases and to operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets or liabilities of a change in tax rates is recognized in the period that the rate change occurs. A valuation allowance is provided for the amount of deferred tax assets for which, based on available evidence, realization is not assured.

(L)     Comprehensive Income

      The Company accounts for comprehensive income (loss) under SFAS No. 130 “Reporting Comprehensive Income.” This statement established standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. For all periods presented, comprehensive income (loss) equals net income (loss) as reported.

(M)     Segment Reporting

      Although the Company has divested itself of certain of its operations, and is evaluating other business opportunities, it has historically offered, largely through its acquired businesses, a wide variety of professional consulting services such as e-services, technology services and systems integration. Management does not manage its operations by these product offerings, but instead views the Company as one operating segment when making business decisions, with one operating decision maker, the Chief Executive Officer. The Company manages its operations as a cross-disciplinary integrated solutions provider, which attempts to bring forth a coordinated service offering to its clients.

(N)     New Accounting Pronouncements

      In June 2000, the Financial Accounting Standards Board (FASB) issued SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities, an Amendment of FASB Statement No. 133.” SFAS No. 138 was issued to address a limited number of issues causing implementation difficulties for entities that apply SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” issued in June 1998. SFAS No. 133 and SFAS No. 138 require that all derivatives be measured at fair value and recognized as assets or liabilities on the balance sheet. Changes in the fair value of derivatives should be recognized in either net income (loss) or other comprehensive income (loss), depending on the designated purpose of the derivative. The Company adopted SFAS No. 133 and SFAS No. 138 in the first quarter of 2001. Adoption of these pronouncements did not

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

have a material impact on the Company’s results of operations, cash flows or financial position.

      In July 2001 FASB issued SFAS No. 141 “Business Combinations” and SFAS No. 142 “Goodwill and Other Intangible Assets.” SFAS No. 141 requires business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting, and broadens the criteria for recording intangible assets separate from goodwill. Recorded goodwill and intangibles will be evaluated against this new criteria and may result in certain intangibles being subsumed into goodwill, or alternatively, amounts initially recorded as goodwill may be separately identified and recognized apart from goodwill. SFAS No. 142 requires the use of a nonamortization approach to account for purchased goodwill and certain intangibles. Under a nonamortization approach, goodwill and certain intangibles will not be amortized into results of operations, but instead would be reviewed for impairment and written down and charged to results of operations only in the periods in which the recorded value of goodwill and certain intangibles is more than its fair value. As the Company has not yet consummated a business combination initiated subsequent to June 30, 2001 the provisions of SFAS 141 have had no impact on the Consolidated Financial Statements of the Company. The provisions of each statement which apply to goodwill and intangible assets acquired prior to July 1, 2001 will be adopted by the Company on January 1, 2002. Because of the extensive effort needed to comply with adopting statements 141 and 142, and because the Company has not finalized its fair value allocation (APB No. 16) in connection with its acquisition of Canned, it is not practicable to reasonably estimate the impact of adopting these statements on the Company’s financial statements at the date of this report, including whether any transitional impairment losses will be required to be recognized as the cumulative effect of a change in accounting principle.

      In August 2001, the FASB issued FASB Statement No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. Statement 144 requires an entity to test an asset for recoverability whenever events or changes in circumstances indicate that the entity may not be able to recover the asset’s carrying amount. Companies are required to adopt Statement 144 for fiscal years beginning after December 15, 2001, therefore the Company plans to adopt this statement on January 1, 2002. The adoption of SFAS No. 144 is not expected to have a significant impact on the Company’s financial position or results of operations.

(3) SEVERANCE AND IMPAIRMENT CHARGES

      In response to continued unfavorable market conditions for its services the Company embarked on a review of all operations with the goal of formulating a course of action to minimize near-term losses, capital expenditures, and reduce cash outflows. As an initial course of action, primarily during July and August 2001, the Company terminated the employment of approximately 90% of its existing workforce. As a result, the Company incurred severance charges of $1,326 which are included in severance charges in the accompanying Statement of Operations for the year ended

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

December 31, 2001. $895 of the severance obligations have been paid as of December 31, 2001.

(4) INVESTMENTS IN AND LOANS TO UNCONSOLIDATED SUBSIDIARIES

      The following summarizes the Company’s ownership interests in and loans to unconsolidated subsidiaries accounted for under the equity method and investments accounted for under the cost method of accounting:

	December 31,

	2001		2000

	Carrying	Cost	Carrying	Cost
	value	basis	Value	basis

Equity method investments:
Broadstream.com Inc. (“Broadstream”)	$—	$7,100	$4,768	$6,500
NetPro Holdings, Inc. (“NetPro”)	33	200	—	—
InSys LLC (“InSys”)	312	323	—	—
Cost method investments:
Livesky, Inc. (“Livesky”)	125	125	125	125
Excelsior Radio Networks, Inc. (“Excelsior”)	250	250	—	—

Total investments:	$720	$7,998	$4,893	$6,625

Investments in Broadstream and NetPro

      In June 2000, the Company purchased 7,626,165 shares of Series A Convertible Redeemable Preferred Stock (“Series A”) of Broadstream, Inc. (d/b/a Network Prophecy) (“Broadstream”), representing an approximately 30% equity interest (calculated on an as-if-converted basis) and approximately 47% voting interest, in exchange for $6,500.

      Broadstream is a streaming media management services company that provides software to measure, manage and monitor delivery of streaming media content and data. The investment in Broadstream is being accounted for under the equity method. Based upon the capital structure of, and the equity participation in, the equity investee, the Company has assumed conversion of Series A shares in computing its share of losses of this investee. The Company’s proportionate share of Broadstream’s net loss was $3,177 and $1,097 in 2001 and 2000, respectively, and the amortization of the excess of cost over the Company’s proportionate interest in the underlying equity was $1,175 and $635 for 2001 and 2000, respectively. These amounts are included in equity in losses of affiliate in the accompanying Statement of Operations.

      In May 2001, Broadstream completed a recapitalization whereby all of the holders of Series A shares exchanged their Series A shares for shares of Series A-1 Convertible Redeemable Preferred Stock (“Series A-1”). The recapitalization modified the conversion ratio, policies regarding dividends and voting rights for Series A-1

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

holders. No additional consideration was paid by the Company or any other Series A-1 shareholder in connection with this transaction. As a result of the recapitalization the voting interest of common shareholders was reduced from 31% to 13%.

      Also in May 2001, in connection with the recapitalization, the Company transferred 1,191,569 Series A-1 shares to Adelson Investors, LLC (“Adelson”), another shareholder of Broadstream, as payment for certain financing-related services performed by Adelson on behalf of Broadstream. This transfer has been accounted for as a contribution by the Company of such shares to Broadstream in exchange for no consideration. As a result of this non-reciprocal transfer of shares the Company recorded a charge of $1,016 equal to the Company’s cost basis in such shares, which approximated fair value, and has been included in equity in losses of affiliate in the accompanying Statement of Operations for the year ended December 31, 2001. Subsequent to the recapitalization and non-reciprocal share transfer, the Company owned 6,434,596 shares of Series A-1 Convertible Redeemable Preferred Stock of Broadstream, representing an approximately 43% equity interest (calculated on an as-if-converted basis) and a 49% voting interest.

      On August 15, 2001 the Company purchased a secured convertible promissory note from Broadstream in exchange for $600 in connection with an aggregate $1,600 bridge loan financing consummated by Broadstream. The aggregate bridge loan financing was secured by all of Broadstream’s assets. The note also contained certain conversion provisions in the event Broadstream closes a new round of financing or enters into certain transactions.

      On November 30, 2001 the Company assigned its Broadstream promissory note to a newly formed entity, NetPro Holdings Inc. (“NetPro”) in exchange for 13,674,753 shares of NetPro Series A-1 Convertible Redeemable Participating Preferred Stock. On November 30, 2001 as a result of the application of equity method, the net book value of the note approximated zero and no gain or loss was recorded as a result of this exchange. Concurrent with this transaction, NetPro foreclosed on the note and elected to take possession of all of Broadstream’s assets in full satisfaction of the notes.

      On December 15, 2001, the Company purchased 1,585,479 shares of NetPro Series B-1 Convertible Redeemable Participating Preferred Stock in exchange for $200 in connection with a larger ongoing financing arrangement.

      As of December 31, the Company’s interest in NetPro represents approximately 38% of NetPro outstanding equity, and is being accounted for under the equity method of accounting. The Company’s proportionate share NetPro’s net losses totaling $167 from the date of investment through December 31, 2001, is included in equity in losses of unconsolidated subsidiaries in the accompanying Statement of Operations.

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

      Condensed financial information for the Company’s unconsolidated subsidiaries is summarized as follows (unaudited).

	December 31, 2001

	Broadstream	InSys	NetPro

Current assets	$—	$784	$86
Non-current assets	—	118	—
Current liabilities	(291)	(161)	(48)
Non-current liabilities	—	(100)	—
Redeemable Preferred Stock	(14,373)	—	(1,289)

Total stockholders’ capital (deficit)	(14,664)	641	(1,251)
Other stockholders’ share of capital	(8,368)	327	(776)

Company’s share of capital	$(6,306)	$314	$(475)

Carrying value of investment	$—	$312	$33

		InSys	NetPro
	Broadstream
		2 Month	1 Month
	Year Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2001	2001	2001

Operating revenues	$122	$503	$17
Cost of revenues	(362)	(266)	(6)
Operating expenses	(8,794)	(259)	(1,261)
Other income(expense) net	906	—	—

Net loss	(8,128)	(23)	(1,250)
Other stockholders’ share of net loss	(4,284)	(12)	(1,417)

Company’s share of net loss	(3,844)	(11)	(167)
Amortization of excess of investment over net equity	(1,175)	—	—
Non-reciprocal transfer of shares	(1,016)	—	—

Total share of net loss	(6,035)	(11)	(167)
Less amount of loss in excess of investment	(667)	—	—

Equity in losses of unconsolidated affiliate	(5,368)	(11)	(167)

Investment in LiveSky, Inc.

      On December 21, 2000, the Company purchased 625,001 shares of Series A Convertible preferred stock, representing an approximate 2% equity interest of LiveSky Solutions, Inc. (“LiveSky”) in exchange for $125. LiveSky is a developer of wireless technology, including mobile business strategy and assessment as well as mobile application design and development. This investment is being accounted for under the cost method of accounting.

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

Investment In and Note Receivable from Excelsior Radio Networks

      On August 28, 2001 the Company purchased a promissory note and warrant from Excelsior Radio Networks, Inc. (d/b/a eCom Capital, Inc.) (“Excelsior”) for $2,250. Excelsior, a subsidiary of Franklin Capital Corporation (“Franklin”), recently purchased certain assets from affiliates of Winstar Communications, Inc. which produce, syndicate and distribute radio programs and services. The note earns interest at a rate of 8.5% per annum, matures on September 30, 2002 and is secured by all of Excelsior’s assets.

      The warrant to purchase 482,955 shares of Excelsior common stock at an exercise price of $1.125 per share had an allocated fair value of approximately $112 and represented 11% of Excelsior’s fully-diluted capital stock as of the date of issuance. The warrant is included in other assets in the accompanying Balance Sheet.

      The allocated fair value of the note receivable totaling $2,138 is included in Notes Receivable in the accompanying Balance Sheet. Also included in notes receivable is the periodic accretion of the note discount, totaling $36 for the year ended December 31, 2001, which is included in interest income in the accompanying Statement of Operations.

      On December 4, 2001 the Company purchased from Franklin 250,000 shares of common stock or an approximate 10% equity interest of Excelsior for $250. In August, 2001 Excelsior acquired certain assets from affiliates of Winstar Communications, Inc. and, since that time, creates, produces, distributes and is a sales representative for national radio programs.

      On December 4, 2001 the Company initiated a business combination whereby the Company will acquire all issued and outstanding common stock of Franklin Capital Corporation in a stock-for-stock exchange. This business combination is contingent upon certain terms and conditions and is subject to shareholder approval. Franklin is a business development company and provides private investment capital to private and public companies in a variety of industries throughout the United States. Franklin’s lending and investment activity has been focused principally on securities issued by companies involved in early stage high technology sectors such as wireless communications, other telecommunications services, internet software and information services. Franklin is listed on the American Stock Exchange and trades under the symbol “FKL.”

(5) Acquisitions and Divestitures

Acquisition of eHotHouse, Inc.

      On September 15, 2000, the Company acquired majority voting control of eHotHouse pursuant to a transaction where eHotHouse issued Series A Convertible Participating Preferred Stock to the Company in exchange for $3,000 in cash and a covenant, by the Company, to issue 6,374,502 shares of the Company’s common stock as directed by eHotHouse. The operations of eHotHouse prior to acquisition were de minimus, and the fair value of the identifiable net assets at the time of

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

acquisition approximated $0. Such transactions fully eliminate in consolidation and do not impact the consolidated financial statements of the Company. No consideration was provided to the existing shareholders of eHotHouse in the transaction. Accordingly, this transaction effectively represented the initial capitalization of eHotHouse and no goodwill was recorded. During the period from September 2000 through February 2001 eHotHouse completed several business combinations. However, eHotHouse did not exercise its right under the aforementioned covenant to have the Company issue additional shares of the Company’s common stock.

      In February 2001, the Company acquired the former Chief Executive Officer’s (of the Company and eHotHouse) shares of eHotHouse common stock in exchange for approximately $182 in cash and 3,144,494 shares of Company common stock. This transaction was accounted for as the settlement of a prior stock award and, accordingly, the Company recognized $2,600 in related compensation expense, representing the excess of the fair value of the cash and Company shares issued as settlement over the fair value of the eHotHouse shares on the original date of grant. Of this amount, $2,500, representing the stock portion of the settlement, was included in equity-based compensation in the Statement of Operations for the year ended December 31, 2001.

      Also in February 2001, the Company acquired from non-employee shareholders the remaining outstanding minority interest of its subsidiary, eHotHouse, for 2,155,519 shares of the Company’s common stock valued at $2,680 and approximately $218 in cash. The acquisition was accounted for using the purchase method of accounting and accordingly, the purchase price was allocated to the pro rata portion of tangible and intangible assets acquired on the basis of their respective fair values on the date of acquisition. Of the total purchase price, approximately $2,898 was allocated to identified intangible assets, including the assembled workforce. The fair value of acquired intangible assets was capitalized and amortized over the estimated useful life of three years. Related amortization for the year ended December 31, 2001 totaled $648.

      Subsequent to the acquisition of the remaining outstanding minority interest, eHotHouse was merged with and into the Company.

      In July 2001, the Board of Directors terminated the employment of the Company’s President and Chief Executive Officer. The former executive had an employment agreement dated August 21, 2000 that provided for severance benefits. The Company has paid, and will continue to pay, the former executive the severance he is entitled to under his employment agreement and has incurred a charge totaling $493 which is included in severance charges in the Statement of Operations for the year ended December 31, 2001. Additionally, the Company has recorded an impairment loss in the amount of $2,250 reflecting the impact of the executive’s termination upon the carrying value of certain acquired intangible assets, and has reversed certain unamortized deferred compensation related to unvested options that were forfeited in connection with the termination. This impairment loss is included in impairment losses in the accompanying Statement of Operations.

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

Acquisition and Divestiture of InSys Technologies, Inc.

      On October 18, 2000, eHotHouse acquired substantially all of the operating assets and assumed certain liabilities of InSys Technology, Inc. (“InSys”), a provider of systems integration services. The acquisition was accounted for using the purchase method of accounting and accordingly, the purchase price was allocated to the tangible and identified intangible assets acquired on the basis of their respective fair values on the date of acquisition. The results of operations of InSys and the estimated fair value of the assets acquired and liabilities assumed are included in the Company’s consolidated financial statements from the date of acquisition. The fair value of the intangible assets was determined based upon a combination of methods, including the income approach for the customer list, and the replacement cost approach for the value of the assembled workforce.

      The total purchase price of $867 consisted of cash, including acquisition related expenses consisting primarily of payments for legal and financial advisory services. Of the total purchase price, approximately $700 was allocated to net tangible assets and the remainder was allocated to identified intangible assets, including the customer list and assembled workforce. The fair value of acquired intangible assets was capitalized and is being amortized over their estimated useful lives of three years. Related amortization for the years ended December 31, 2001 and 2000 totaled $39 and $11, respectively.

      The InSys acquisition is summarized as follows:

Fair value of tangible assets acquired	$1,006
Fair value of identified intangible assets acquired	155
Liabilities assumed	(294)

$867

Cash paid, including acquisition costs of $200	$867

Less cash acquired	—

Total transaction consideration	$867

      During July 2001, as a result of the aforementioned terminations, coupled with the historical, current and projected operating and cash flow losses, the Company evaluated the recoverability of its acquired intangible assets by comparison of the carrying value relative to future cash flows. As a result, the Company recorded impairment charges totaling $105 which are included in impairment charges in the accompanying Statement of Operations.

      On November 8, 2001 the Company sold a 51% voting interest in InSys to a certain member of the management team in exchange for $50 and concurrently forgave approximately $400 of advances to InSys. After considering the net book value of InSys, the level of retained ownership interest, and the value of the consideration exchanged, the Company incurred a loss on the disposition of the majority voting control totaling $183 which is included in loss on disposal of subsidiaries in the accompanying Statement of Operations.

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

      Concurrently the Company loaned InSys $100 evidenced by a promissory note. The note bears interest at a rate equal to the London Interbank offer rate plus 2%, until the principal amount of the note is paid in full. InSys is obligated to pay, at a minimum, on an annual basis 50% of the excess of its annual earnings before taxes.

      The Company’s retained equity interest and note receivable, net of the Company’s pro rata share of InSys’ equity losses absorbed during the period from November 8, 2001 to December 31, 2001, totals $312 which included investments in and loans to unconsolidated subsidiaries on the accompanying Balance Sheet.

Acquisition and Divestiture of RAND Interactive Corporation

      On November 30, 2000, eHotHouse acquired all of the issued and outstanding common stock of RAND Interactive Corporation (“RAND”), a leading provider of media and technical services. The acquisition was accounted for using the purchase method of accounting and, accordingly, the total consideration was allocated to the tangible and intangible net assets acquired and liabilities assumed on the basis of their respective fair values on the date of acquisition. The results of operations of RAND and the estimated fair value of the assets acquired and liabilities assumed are included in the Company’s consolidated financial statements from the date of acquisition.

      The total purchase price of approximately $1,400 consisted of $700 of eHotHouse common stock (1,020,000 shares), $700 in cash including other acquisition related expenses, consisting primarily of payments for legal and financial advisory services. Of the total purchase price, $47 was allocated to net tangible liabilities assumed, and the remainder was allocated to identified intangible assets, including customer lists and the assembled workforce. The fair value of the identified intangible assets was determined using the income approach for the customer list, and the replacement cost approach for the value of the assembled workforce. The purchased intangible assets are being amortized over their estimated useful lives of three years. Related amortization for the years ended December 31, 2001 and 2000 totaled $357 and $39 respectively.

      The RAND acquisition is summarized as follows:

Fair value of tangible assets acquired	$169
Fair value of identified intangible assets acquired	1,426
Liabilities assumed	(216)

$1,379

Cash paid, including acquisition costs of $325	$675
Less cash acquired	—

Net cash paid	675
eHotHouse common stock issued	704

Total transaction consideration	$1,379

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

      As a result of the aforementioned terminations, coupled with the historical and projected operating and cash flow losses, the Company evaluated the recoverability of its acquired intangible assets by comparison of the carrying value relative to future cash flows. As a result, the Company recorded impairment charges totaling $1,030 which are included in impairment charges in the accompanying Statement of Operations.

      On November 2, 2001 the Company sold all issued and outstanding shares of RAND to certain members of management team in exchange for 375,039 shares of the Company’s common stock, and a warrant to purchase such amount of shares of common stock that shall equal, at the time of exercise, 30% of the issued and outstanding shares of RAND common stock on a fully diluted basis. Such warrants have a stated exercise price of $1.00 in the aggregate, expire on November 3, 2013, and are contingently exercisable upon the occurrence of certain prospective events, as defined. After considering the net book value of RAND, the consideration received and the fair value of the warrants received, the Company incurred a loss on the disposition of RAND totaling $194 which is included in loss on disposal of subsidiaries on the consolidated Statement of Operations.

Acquisition of Iguana Studios, Inc.

      In March 2001, the Company acquired Iguana Studios, Inc. (“Iguana”), a New York City-based interactive agency, for approximately $5,771, including $2,786 in cash, 2,700,000 shares of the Company’s common stock valued at approximately $1,990, and replacement options to purchase 1,681,888 shares of Company common stock, which vested upon the change in control, valued at approximately $995.

      The business combination was accounted for using the purchase method of accounting and, accordingly, the total consideration was allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values on the date of acquisition. The results of operations of Iguana, and the estimated fair value of the assets acquired and liabilities assumed are included in the Company’s consolidated financial statements from the date of acquisition. Of the total purchase price, approximately $1,815 was allocated to the net tangible assets acquired, $1,300 was allocated to identified intangible assets, including customer base and assembled workforce, and the remainder was allocated to goodwill. The fair value of the identified intangible assets was determined using the income approach for the customer base, and the replacement cost approach for the assembled workforce. The purchased intangible assets and goodwill were being amortized over their estimated useful lives of three years. Related amortization for the year ended December 31, 2001 totaled $935.

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

      The Iguana acquisition is summarized as follows:

Fair value of tangible assets acquired	$1,815
Fair value of identified intangible assets acquired	4,813
Liabilities assumed	(857)

$5,771

Cash paid, including acquisition costs of $238	$2,817
Less cash acquired	31

Net cash paid	2,786
Common stock of the Company issued	1,990
Replacement Options	995

$5,771

      Also in connection with the acquisition of Iguana 2,300,000 shares of the Company’s common stock were placed in escrow (the “Escrow Shares”) for a period to end no later than June 2002. The then fair value of such shares will be included in the aggregate purchase price if and when released from escrow, pending the outcome of the contingency, as defined.

      As a result of the aforementioned terminations, coupled with the historical cash flow losses, the Company evaluated the recoverability of its acquired intangible assets and goodwill by comparison of the carrying value relative to future cash flows. As a result, the Company recorded impairment charges totaling $3,878 which are included in impairment charges in the accompanying Statement of Operations.

      As of December 31, 2001 all employees of Iguana had been terminated, and the subsidiary’s operating activities had ceased. The remaining net book value of Iguana intangibles was $0. If and when the Escrow Shares are released from escrow, the Company will record additional impairment charges representing the then fair value of such shares.

Acquisition of Papke-Textor, Inc.

      In June 2001, the Company acquired Papke-Textor, Inc. d/b/a Canned Interactive (“Canned”), a Los Angeles-based media and entertainment interactive agency, for approximately $1,100 in cash, including acquisition costs, and 6,436,552 shares of the Company’s common stock valued at approximately $1,000. The business combination was accounted for using the purchase method of accounting.

      The Company is in the process of finalizing its estimates that will be used in the assignment of the purchase price to identified intangible and tangible assets acquired and liabilities assumed. At December 31, 2001, these estimates are not completed, and the entire Canned excess purchase price totaling $2,177 has been included within intangible assets in the accompanying consolidated Balance Sheet and has been amortized using an estimated useful life of three years. Related amortization for the year ended December 31, 2001 totaled $600.

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

      Also in connection with the acquisition of Canned, $200 in cash, which is presented as restricted cash on the consolidated Balance Sheet and is included in other current assets, and 715,172 shares of the Company’s common stock were placed in escrow for a period ending December 12, 2002. The then fair value of this contingent consideration will be included in the aggregate purchase price, if and when released from escrow, pending the outcome of the contingency, as defined.

Pro Forma Financial Information (unaudited)

      The following unaudited pro forma information is presented as if the Company had completed the above acquisitions and divestitures as of January 1, 2000 and includes amortization of related intangible assets resulting from the acquisitions. The unaudited pro forma information is not necessarily indicative of what the results of operations would have been had the acquisitions taken place at those dates or of the future results of operations.

	Year ended December 31,

	2001	2000

Revenues	$2,923	$5,019

Net loss	$(27,824)	$(10,084)

Net loss attributable to common stockholders	$(27,824)	$(50,084)

Pro forma basic and diluted net loss per common share	$(0.20)	$(1.12)
Pro forma weighted average common shares outstanding, basic and diluted	141,796,791	44,560,305

(6) NOTE RECEIVABLE

      In April 2001, the Company loaned two consultants an aggregate of $500. The full recourse promissory notes, with initial principal amounts of $350 and $150, respectively, accrue interest at the rate of 7.25% per annum. Payments are due in various installments of principal plus accrued interest commencing on April 25, 2002 and continuing thereafter through April 25, 2006.

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

(7) COMMITMENTS AND CONTINGENCIES

Operating Leases

      The Company leases its facilities and equipment under operating and capital lease agreements. The following are the future minimum lease payments under non-cancelable operating leases as of December 31, 2001:

Year Ended December 31,	Operating	Capital

2002	$980	$110
2003	842	110
2004	332
2005	46
2006	—

Total lease obligation	$2,201	$220

Amount representing interest		(4)

		216
Current Portion		92

Long Term Portion		$124

      Rent expense was approximately $963 and $75 for the year ended December 31, 2001 and 2000, respectively.

      As a result of the Company’s divestiture of certain operations, employee terminations and pending business combinations, the Company is evaluating its numerous alternatives with respect to its contractual obligations concerning leased facilities. As of December 31, 2001, the method and timing regarding alternative prospective uses or potential disposition were uncertain and no definite action had been taken.

      The Company is involved in various legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s consolidated financial position, results of operation or liquidity.

(8) STOCKHOLDERS’ EQUITY

      On March 28, 2000, Arinco Computer Systems Inc. (the predecessor to the Company, see September 12, 2000 transaction below) was acquired by an investor group led by Pangea Internet Advisors, LLC. Prior to this transaction, neither Arinco Computer Systems Inc., a public shell, or Pangea Internet Advisors, LLC were active or had substantive business operations. Investors purchased 4,000,000 shares of Series B Convertible Preferred Stock (“Series B Stock”) for net proceeds to the Company of $39,450. Each share of Series B stock is convertible into 40 common shares, and the Series B stock, collectively, represents approximately 97% of the voting interest of the Company. If by December 31, 2000 the Company’s authorized common stock had not been increased to provide for the conversion of all Series B

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

shares, holders of 50% of the Series B stock could require the Company to redeem all such Series B stock at $10 per share on demand. Accordingly, Series B stock was classified as temporary equity until shareholder approval was obtained to sufficiently increase the number of authorized common shares. However, as the Series B shareholders effectively controlled the Company, shareholder approval was perfunctory and, accordingly, the full deemed dividend was recognized immediately.

      Also on March 28, 2000, certain other investors purchased warrants (“warrants”) to purchase 41,250,000 shares of common stock for $100. Of these warrants, 20% have an exercise price of $.25 per share, 30% have an exercise price of $.50 per share, 30% have an exercise price of $.75 per share and 20% have an exercise price of $1.00 per share. The warrants are exercisable at the election of the holder for a period of five years.

      The difference between the price of the Series B preferred stock on an as converted basis of $0.25 and $4.88 (the fair value of common stock on the date of issuance of the Series B Stock), or $4.63, multiplied by the number of shares of Series B preferred stock on an as if converted basis, represents the intrinsic value of the beneficial conversion feature, which totaled approximately $741,000. However, as the intrinsic value of the beneficial conversion feature is greater than the $40,000 in gross proceeds received from the Series B preferred stock issuance, the amount of the discount attributed to the beneficial conversion feature is limited to the $40,000 of gross proceeds received. The beneficial conversion feature was recorded in the quarter ended March 31, 2000 as a non-cash preferred stock dividend because the Series B Stock is effectively convertible at the option of the preferred stockholders. The $40,000 non-cash dividend increased the Company’s net loss attributable to common stockholders by the same amount.

      On March 28, 2000, 1,000,000 shares of Series B stock were converted into 40,000,000 shares of common stock.

      On September 12, 2000, Arinco Computer Systems Inc. merged with and into the Company (d/b/a Pangea Internet, Inc.), a wholly owned subsidiary. All shareholders of Arinco Computer Systems Inc. became stockholders of the Company. Pursuant to the terms of the merger agreement, each outstanding share of Arinco Computer Systems Inc. common stock, Series A preferred stock and Series B preferred stock and warrants was converted into one share of common stock, Series A preferred stock, and Series B preferred stock and warrants, respectively, of the Company. As a result of the merger, the total number of shares of stock which the Company has authority to issue was increased to 505,000,000 shares, of which 500,000,000 are common stock, par value $0.01 per share and 5,000,000 are preferred stock, par value $0.10 per share. This transaction was accounted for as a transaction between companies under common control and therefore there was no adjustment to the historical basis of the assets and liabilities of Arinco Computer Systems Inc. Additionally, as a result of this transaction and the resulting increase in the number of authorized shares of common stock, the redemption feature on the Series B

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

preferred shares was nullified and, accordingly, the Series B Preferred Stock was reclassified to stockholders equity.

      The Company’s Series A and Series B Preferred stock are convertible to common stock on a 1 for 1 and 40 for 1 basis respectively, and have voting rights on an as if converted basis. Series A Preferred stock accumulates $0.06 per share cumulative dividends annually, payable each May 31st at the discretion of the Board of Directors. Series A Preferred stockholders are not entitled to payment of any accrued but unpaid dividends existing at the time of a voluntary conversion of such stock to common stock.

(9) EQUITY BASED COMPENSATION

      Under the terms of the Company’s incentive stock option plans, employees, directors, and consultants may be granted options to purchase the Company’s common stock at no less than 100% of the market price on the date the option is granted (110% of fair market value for incentive stock options granted to holders of more than 10% of the voting stock of the Company). Options generally vest over three or four years and have a maximum term of 10 years.

      Information related to all CTPI stock options granted by the Company is as follows:

		Weighted
	Number of	Average
	Shares	Exercise Price

December 31, 1999.	—	—
Granted	4,600,000	$1.21

December 31, 2000.	4,600,000	$1.21
Granted	14,200,000	0.04
Exercised	—	—
Options issued in connection with acquisition	1,658,638	1.05
Forfeited/ Cancelled	(4,324,870)	1.45

December 31, 2001.	16,133,768	$0.10

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

      The following table summarizes information about CTPI stock options outstanding at December 31, 2001:

	Options Outstanding			Options Exercisable

	Outstanding at	Weighted Average
	December 31,	Contractual Life	Weighted Average	Number	Weighted Average
Exercise Prices	2001	Remaining	Exercise Price	Exercisable	Exercise Price

0.03	12,000,000	9.71	0.03	3,000,000	0.03
0.06	2,000,000	9.83	0.06	2,000,000	0.06
0.29	581,413	2.45	0.29	581,413	0.29
0.32	15,000	9.00	0.32	15,000	0.32
0.41	15,000	8.83	0.41	15,000	0.41
0.50	1,300,000	8.75	0.50	667,000	0.50
0.67	39,000	2.85	0.67	39,000	0.67
0.83	4,500	0.04	0.83	4,500	0.83
1.00	152,605	4.01	1.00	152,605	1.00
1.50	18,000	0.08	1.50	18,000	1.50
2.00	5,250	0.08	2.00	5,250	2.00
2.75	3,000	0.04	2.75	3,000	2.75

Total	16,133,768	9.30	0.10	6,500,768	0.15

      During 2000, the Company granted stock options to purchase 4,600,000 shares of common stock to the Former Chief Executive Officer and members of the Board of Directors at a weighted average exercise price of $1.21, all of which were granted at less than the fair value of the common stock on the measurement date. The Company recorded deferred compensation of approximately $2,480 in connection with the grant of these options. This amount is presented as deferred compensation within the accompanying balance sheet and is being amortized over the related vesting period, of either three or four years. In July 2001, in connection with the termination of the Chief Executive Officer, the Company reversed certain of this unamortized deferred compensation related to unvested options forfeited as a result of the termination. The Company amortized $615 and $693 of deferred compensation during the years ended December 31, 2001 and 2000, respectively. The Company will amortize the remaining deferred compensation of $846 over the remaining vesting period of three and four years.

      In September 2001, the Compensation Committee of the Board of Directors, granted to the newly appointed Chief Executive Officer options to purchase 9,000,000 shares of the Company’s common stock at an exercise price of $0.03 per share, the then fair value of the underlying common stock. Of this grant, options to purchase 6,000,000 shares of the Company’s common stock are subject to shareholder approval, which was not obtained as of December 31, 2001. At December 31, 2001,

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

the intrinsic value of these options totaled $120, and has been included in deferred compensation in the accompanying balance sheet.

      During the year ended December 31, 2001, the Compensation Committee of the Board of Directors granted to certain members of the Board of Directors options to purchase an aggregate of 3,000,000 and 200,000 shares of the Company’s common stock at an exercise price of $0.03 and $0.50 per share, respectively, the then fair value of the underlying common stock.

      On November 7, 2001, the Compensation Committee of the Board of Directors granted to a new member of the Board of Directors options to purchase an aggregate of 2,000,000 shares of the Company’s common stock at an exercise price of $0.06 per share, the then fair value of the underlying common stock.

      The Company applies APB Opinion No. 25 and related interpretations. Accordingly, compensation cost for option grants to employees has been measured based upon the intrinsic value on the date of grant. Had compensation cost for these awards been determined based on the fair value at the grant dates consistent with the method prescribed by SFAS No. 123, the Company’s net loss would have been adjusted to the pro forma amounts indicated below:

	Year Ended December 31,

	2001	2000	1999

Net income (loss) attributable to common shareholders:
As reported	$(32,200)	(46,238)	(6)
Compensation expense for stock options	$(713)	(498)	—

Pro forma net income (loss)	$(32,913)	(46,736)	(6)

Basic and diluted net income (loss) per share as reported	$(0.23)	(1.31)	—
Pro forma basic income (loss) per share	$(0.23)	(1.32)	—

      The Company has estimated the fair value of its stock option grants by using the Black-Scholes option pricing model with the following weighted-average assumptions:

Expected option term (years)	10
Risk-free interest rate (%)	5.78
Expected volatility (%)	81.00
Dividend yield (%)	—
Weighted average fair value of options granted	$1.41

(10) RELATED PARTY TRANSACTIONS

      During the year ended December 31, 2001, the Company incurred legal fees in connection with certain transactions and other matters in the normal course of business. A portion of these services was provided by a firm of which a member of

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

the Board of Directors of the Company is a partner. Fees incurred by this firm totaled approximately $881 and $821 for the year ended December 31, 2001 and 2000, respectively.

      Additionally, during the year ended December 31, 2001, the Company incurred management and investment advisory service fees in connection with identifying, evaluating, negotiating, and managing investment opportunities for the Company. These services were provided by a firm of which the current President and Chief Executive Officer of the Company was previously affiliated. Fees incurred by the Company to this firm totaled $510 and $828 in 2001 and 2000, respectively. Additionally, this firm occupies a portion of the Company’s office space in Connecticut, for which it pays rent at an amount which approximates fair market value. Such payments to the Company totaled $283 during the year ended December 31, 2001. Furthermore, the firm was indebted to the Company in the amount of $204 at December 31, 2001 for its pro rata share of certain leasehold improvements and rental payments due, which are reflected in the Related Party Receivable in the accompanying Balance Sheet.

(11) PROPERTY & EQUIPMENT

      Property and equipment consist of the following:

	December 31,

	2001	2000

Computer and office equipment	$660	589
Furniture and fixtures	364	98
Leasehold improvements	245	101

Total property and equipment	1,269	788
Less accumulated depreciation and amortization	483	278

Property and equipment, net	$786	$510

      At December 31, 2001 and 2000, the Company had approximately $220 and $330, respectively, of equipment under capital leases included in computer and office equipment and related accumulated amortization of approximately $120 and $10, respectively. Amortization of these assets recorded under capital leases is included in depreciation expense.

      Depreciation and amortization aggregated $609, $10 and $0 for the years ended December 31, 2001, 2000 and 1999, respectively.

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

(12) ACCRUED EXPENSES

      Accrued expenses consist of the following:

	December 31,

	2001	2000

Accrued severance	$431	$287
Accrued professional fees	535	463
Accrued other	17	167

Total	$983	$917

(13) INCOME TAXES

      The tax effects of temporary differences that give rise to a significant portion of the net deferred income tax assets (liabilities) are as follows:

	December 31,

	2001	2000

Net noncurrent deferred income tax assets (liabilities):
Equity losses	$2,844	$693
Equity based compensation	541	277
Net operating loss	8,024	1,689
Property and equipment	40	(44)
Intangibles	(715)	(570)

Total net deferred income tax assets	10,734	2,045
Valuation allowance	(10,734)	(2,045)

Total net deferred income tax assets	$—	$—

      For the year ended December 31, 2001, the benefit for income taxes differed from the amounts computed by applying the federal income tax rate of 35% to pretax loss as a result of the following:

	Rate Reconciliation

	2001		2000		1999

	$	%	$	%	$	%

Expected tax benefit	11,165	35.00%	(2,121)	34%	—	—
State and local tax benefit	(1,037)	(3.25)%	(364)	6%	—	—
Non-deductible expenses	3,023	9.48%	—	—	—	—
Valuation allowance	8,689	27.24%	1,881	29.9%	9	—
Revision of prior year estimate	—	—	—	—	(12)	—
Other	490	1.54%	604	10.1%	—	—

Tax expense	$—	0.00%	—	—	3	—

      The Company has available net operating loss carryforwards for income tax purposes of approximately $20 million, which expire on various dates from 2001

Change Technology Partners, Inc.
and Subsidiaries

Notes to Consolidated Financial Statements — (continued)

through 2021. A valuation allowance has been established due to uncertainty whether the Company will generate sufficient taxable earnings to utilize the available net operating loss carryforwards. A portion of the Company’s net operating loss carryforwards may also be limited due to significant changes in ownership under Section 382 of the Tax Reform Act of 1986.

(14) SUPPLEMENTARY CASH FLOW INFORMATION

      During 2001, 2000 and 1999, the Company paid interest of $30, $1 and $0, respectively.

(15) VALUATION AND QUALIFYING ACCOUNTS

		Additions	Additions
	Balance at	Charged To	Included in	Deletions	Balance At
	Beginning Of	Costs and	Acquired Net	included in	End Of
Description	Period	Expensed	Assets	disposals	Period

2001:
Allowances for doubtful accounts	$62	$—	$197	$(259)	$—
2000:
Allowances for doubtful accounts	$—	$—	$62	$—	$62
1999:
Allowances for doubtful accounts	$—	$—	—	$—	$—

Broadstream, Inc.

(A Company in Liquidation)

Broadstream, Inc.

(A Company in Liquidation)

Independent Auditors’ Report

The Board of Directors

Broadstream, Inc.:

      We have audited the accompanying balance sheets of Broadstream, Inc. (a company in liquidation) as of December 31, 2001 and 2000 and the related statements of operations, stockholders’ deficit, and cash flows for the year ended December 31, 2001 and the period from January 7, 2000 (inception) through December 31, 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As described in note 1 to the financial statements, the assets of the Company were foreclosed on by NetPro Holdings, Inc. on November 30, 2001 and the Company commenced liquidation shortly thereafter. As a result, the Company has changed its basis of accounting from the going-concern basis to a liquidation basis as of December 31, 2001.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Broadstream, Inc. (a company in liquidation) as of December 31, 2001 and 2000 and the results of its operations and its cash flows for the year ended December 31, 2001 and the period from January 7, 2000 (inception) through December 31, 2000 in conformity with accounting principles generally accepted in the United States of America applied on the bases described in the preceding paragraph.

      As more fully described in note 1, the Company has liabilities remaining as of December 31, 2001 and does not appear to have any sources of funding to settle these obligations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KPMG LLP

February 14, 2002

Los Angeles, California

Broadstream, Inc.

(A Company in Liquidation)

Balance Sheets

December 31, 2001 and 2000

	Year ended December 31,

	2001		2000

Assets
Current assets:
Cash and cash equivalents	$		$4,495,080
Accounts receivable		—	13,553
Prepaid expenses and other current assets		—	103,142

Total current assets		$—	$4,611,775
Property and equipment, net		—	—
Capitalized software development costs		—	1,119,571
		—	703,264
Other assets		—	360,416

		$—	$6,795,026

Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable and accrued expenses		$290,737	$439,385

Series A-1 convertible redeemable participating preferred stock, $0.001 par value. Authorized 12,000,000 shares; issued and outstanding 11,207,136 shares at December 31, 2001. Liquidation preference and redemption value of $10,950,119 (note 5)		14,373,119	—
Series A convertible redeemable participating preferred stock, $0.001 par value. Authorized 12,000,000 shares; issued and outstanding 11,207,136 shares at December 31, 2000. Liquidation preference and redemption value of $10,029,772 (note 5)		—	10,029,772
Stockholders’ deficit (note 5):
Common stock, $0.001 par value. Authorized 130,000,000 shares; issued and outstanding 11,444,634 shares at December 31, 2001 and 2000.		11,445	11,445
Additional paid-in capital		2,262,347	1,125,647
Unearned compensation		—	(345,273)
Deficit accumulated during the development stage		(16,620,367)	(4,148,669)
Stockholder notes receivable		(317,281)	(317,281)

Total stockholders’ deficit		(14,663,856)	(3,674,131)
Commitments and contingencies (note 7)

		$—	$6,795,026

See accompanying notes to financial statements.

Broadstream, Inc.

(A Company in Liquidation)

Statement of Operations

		Period from	Cumulative
		January 7,	from January 7,
		2000	2000
		(inception)	(inception)
	Year Ended	through	through
	December 31,	December 31,	December 31,
	2001	2000	2001

Revenues	$122,075	$64,253	$186,328
Operating expenses:
Cost of revenues	362,347	98,091	460,438
Engineering	1,480,103	—	1,480,103
Sales and marketing	1,425,207	78,771	1,503,978
General and administrative	3,055,428	3,144,741	6,200,169
Stock-based compensation	390,496	434,114	824,610
Depreciation and amortization	435,966	179,725	615,691
Write-off of capitalized software costs (note 1)	914,548	—	914,548
Charge for transfer of shares between preferred investors (note 6)	1,091,477	—	1,091,477

Loss from operations	(9,033,497)	(3,871,189)	(12,904,686)
Interest income, net	93,767	200,128	293,895

Loss before taxes and extraordinary item	(8,939,730)	(3,671,061)	(12,610,791)
Income tax benefit	324,552	—	324,552

Net loss before extraordinary item	(8,615,178)	(3,671,061)	(12,286,239)
Extraordinary item — extinguishment of liabilities, net of income tax of $324,552 (note 3)	486,827	—	486,827

Net loss	(8,128,351)	(3,671,061)	(11,799,412)
Deemed dividend on beneficial conversion feature recognized for change in conversion ratio of Series A convertible redeemable participating preferred shares	3,423,000	—	3,423,000
Preferred dividend upon conversion of notes payable into Series A convertible redeemable participating preferred shares	—	15,018	15,018
Accrual of dividends on Series A and A-1 convertible redeemable participating preferred shares	920,347	477,608	1,397,955

Net loss attributable to common stockholders	$(12,471,698)	$(4,163,687)	$(16,635,385)

See accompanying notes to financial statements.

Broadstream, Inc.

(A Company in Liquidation)

Statements of Stockholders’ Deficit

Year ended December 31, 2001 and the period from January 7, 2000 (inception) through December 31, 2000

					Deficit
	Common Stock				accumulated	Stockholder
			Additional	Unearned	during the	notes	Stockholders’
	Shares	Amount	paid-in capital	compensation	development stage	receivable	deficit

Issuance of 10 million shares to founders on January 30, 2000 at $0.005 per share for total cash proceeds of $52,773	10,000,000	$10,000	$42,773	$—	$—	$—	$52,773
Issuance of warrants in conjunction with convertible notes	—	—	18,772	—	—	—	18,772
Preferred dividend upon conversion of convertible debt into redeemable preferred shares	—	—	(15,018)	—	—	—	(15,018)
Transfer of shares by founder	—	—	75,000	(75,000)	—	—	—
Issuance of 835,214 shares to employees on June 28, 2000 at $0.01 per share for total proceeds of $8,352, which consists of cash proceeds of $3,386 and stockholder notes receivable of $4,966	835,214	835	249,729	(242,212)	—	(4,966)	3,386
Sale of shares/issuance of stock by founder	—	—	456,162	(199,692)	—	—	256,470
Issuance of 674,383 shares to a member of the board of directors on August 1, 2000 at $0.30 per share for total proceeds of $202,315 in the form of a stockholder note receivable	674,383	675	201,640	—	—	(202,315)	—
Issuance of 200,000 shares to a nonemployee on December 29, 2000 at $0.55 per share for total proceeds of $110,000 in the form of a stockholder note receivable	200,000	200	109,800	—	—	(110,000)	—
Issuance of warrants	—	—	6,013	—	—	—	6,013
Amortization of unearned compensation	—	—	—	171,631	—	—	171,631
Cancellation of founder shares	(264,963)	(265)	(19,224)	—	—	—	(19,489)
Accrual of redeemable preferred dividend	—	—	—	—	(477,608)	—	(477,608)
Net loss	—	—	—		(3,671,061)	—	(3,671,061)

Balance at December 31, 2000	11,444,634	$11,445	$1,125,647	$(345,273)	$(4,148,669)	$(317,281)	$(3,674,131)
Transfer of shares between preferred stockholders	—	—	1,091,477	—	—	—	1,091,477
Deemed dividend on beneficial conversion feature	—	—	—	—	(3,423,000)	—	(3,423,000)
Accrual of redeemable preferred dividend	—	—	—	—	(920,347)	—	(920,347)
Amortization of unearned compensation	—	—	—	345,273	—	—	345,273
Issuance of options warrants	—	—	45,223	—	—	—	45,223
Net loss	—	—	—	—	(8,128,351)	—	(8,128,351)

Balance at December 31, 2001	11,444,634	$11,445	$2,262,347	$—	$(16,620,367)	$(317,281)	$(14,663,856)

See accompanying notes to financial statements.

Broadstream, Inc.

(A Company in Liquidation)

Statements of Cash Flow

		Period from	Cumulative from
		January 7,	January 7,
		2000 (inception)	2000 (inception)
	Year ended	through	through
	December 31,	December 31,	December 31,
	2001	2000	2001

Cash flows from operating activities:
Net loss	$(8,128,351)	$(3,671,061)	$(11,799,412)
Adjustments to reconcile net loss to net cash used in operating activities:
Gain on extinguishment of liabilities, net of tax	(486,827)	—	(486,827)
Noncash charge for transfer of shares between preferred investors	1,091,477		1,091,477
Write-off of capitalized software costs	914,548	—	914,548
Depreciation and amortization	435,966	179,725	615,691
Stock-based compensation expense	390,496	434,114	824,610
Warrants issued for interest expense in conjunction with convertible notes	—	3,754	3,754
Accrued interest converted to shares of Series A convertible redeemable participating preferred stock	—	2,164	2,164
Deferred taxes	(324,552)	—	(324,552)
Changes in operating assets and liabilities through the date when the assets were seized:
Accounts receivable	(2,022)	(13,553)	(15,575)
Prepaid expenses and other current assets	103,142	(103,142)	—
Other assets	360,156	(360,416)	(260)
Accounts payable and accrued expenses	(70,368)	439,385	369,017

Net cash used in operating activities	(5,716,335)	(3,089,030)	(8,805,365)

Cash flows from investing activities:
Purchase of property and equipment	(141,331)	(1,299,296)	(1,440,627)
Software development costs	(237,414)	(703,264)	(940,678)

Net cash used in investing activities	(378,745)	(2,002,560)	(2,381,305)

Cash flows from financing activities:
Proceeds from convertible notes payable	1,600,000	600,000	2,200,000
Repayment of notes payable	—	(250,000)	(250,000)
Proceeds from Series A convertible redeemable participating preferred stock issuance	—	9,200,000	9,200,000
Retirement of common stock	—	(19,489)	(19,489)
Proceeds from sale of common stock	—	56,159	56,159

Net cash provided by financing activities	1,600,000	9,586,670	11,186,670

Net (decrease) increase in cash and cash equivalents	(4,495,080)	4,495,080	—
Cash and cash equivalents at beginning of period	4,495,080	—	—

Cash and cash equivalents at end of period	$—	4,495,080	—

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Income taxes	$—	—	—
Interest	—	8,274	8,274
Supplemental disclosure of noncash financing activities:
Conversion of notes payable and accrued interest into shares of Series A redeemable participating preferred stock	$—	$334,982	$334,982
Preferred dividend upon conversion of notes payable into shares of Series A redeemable participating preferred stock	—	15,018	15,018
Issuance of stockholder notes receivable upon issuance of common stock	—	317,281	317,281
Accrual of dividends on Series A and A-1 convertible redeemable participating preferred stock	920,347	477,608	1,397,955
Extinguishment of convertible notes payable and accrued liabilities through the transfer of assets	1,678,280	—	1,678,280
Deemed dividend on beneficial conversion feature recognized for change in conversion ratio of Series A convertible redeemable participating preferred shares	3,423,000	—	3,423,000

See accompanying notes to financial statements.

Broadstream, Inc.

(A Company in Liquidation)

Notes to Financial Statements

December 31, 2001 and 2000

(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Organization and Nature of Operations

      Broadstream.com, Inc. (the “Company”) was incorporated in the state of Delaware on January 7, 2000 (inception) and changed its name to Broadstream, Inc. as of December 20, 2000. The Company is developing technology that provides metrics and quality assurance to customers that transmit streaming media over the Internet.

      In August 2001, two preferred investors advanced the Company $1,600,000 in exchange for convertible notes payable which were secured by the assets of the Company. In November 2001, the two preferred investors contributed the notes payable to NetPro Holdings, Inc. (“NetPro”). The Company was in default on the notes payable beginning in October 2001, and NetPro foreclosed on the assets and assumed certain liabilities of the Company on November 30, 2001. The Company was not engaged in operations as of December 31, 2001 and is in liquidation.

(b) Basis of Presentation

      Through November 30, 2001, the accompanying financial statements were presented in accordance with Statement of Financial Accounting Standards (SFAS) No. 7, Accounting and Reporting by Development Stage Enterprises. According to SFAS No. 7, an enterprise shall be considered to be in the development stage if it is devoting substantially all of its efforts to establishing a new business and planned principal operations have not commenced. As a development stage enterprise, the Company was devoting most of its efforts to activities such as financial planning, raising capital, research and development, acquiring property, plant, equipment, recruiting and training personnel, developing markets, and starting up production prior to the termination of its operations.

      The Company commenced liquidation after the foreclosure of its assets on November 30, 2001. Consequently, the Company has changed its basis of accounting from a going concern basis to a liquidation basis as of December 31, 2001. The Company has no assets as of December 31, 2001 and has liabilities of approximately $291,000. The Company has no employees as of December 31, 2001. It does not appear that the Company has any sources of funding to settle these obligations.

(c) Cash and Cash Equivalents

      The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

(d) Depreciation and Amortization

      Depreciation and amortization of property and equipment is calculated using the straight-line method over the estimated useful lives of the related assets, generally ranging from three to five years.

Broadstream, Inc.
(A Company in Liquidation)

Notes to Financial Statements — (continued)

(e) Revenue Recognition

      The Company generates revenue from services provided in conjunction with live Web events and from monthly data streaming services. The Company recognizes revenue upon the completion of the events and monthly services, and fulfillment of all obligations related to the services.

(f) Research and Development Costs

      Research and development costs are expensed as incurred.

(g) Capitalized Software Development Costs

      The Company accounts for software development costs for internal use in accordance with Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. Accordingly, the Company expenses costs incurred in the preliminary project stage and, thereafter, capitalizes costs incurred in the developing or obtaining of internal use software. Certain costs, such as maintenance and training, are expensed as incurred. Capitalized costs are amortized over a period of three years. The Company determined that the capitalized software costs were impaired in 2001, and recorded a write-off of $914,548 for the year ended December 31, 2001.

      The Company recorded amortization of capitalized software costs in the amount of $26,130 during the year ended December 31, 2001.

(h) Income Taxes

      The Company accounts for income taxes under the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(i) Stock-Based Compensation

      The Company has adopted SFAS No. 123, Accounting for Stock-Based Compensation, which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 also allows entities to apply the provisions of APB Opinion No. 25 and provide pro forma net income disclosures for employee stock option grants made in future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company has elected to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123. Additionally, the Company accounts for stock-based compensation in accordance with Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation, which is an

Broadstream, Inc.
(A Company in Liquidation)

Notes to Financial Statements — (continued)

interpretation of APB Opinion No. 25. The Company accounts for stock options issued to nonemployees in accordance with SFAS No. 123, which requires entities to recognize as expense over the service period the fair value of all stock-based awards on the date of grant and Emerging Issues Task Force 96-18 (EITF 96-18), Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services, which addresses the measurement date and recognition approach for such transactions.

      The Company records expense related to fixed stock-based awards over the vesting period of the award.

(j) Concentrations of Credit Risk

      The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents. The Company’s cash and cash equivalents are maintained in federally insured financial institutions and quality financial institutions and issuers. The Company has not experienced any losses on these accounts to date.

(k) Impairment of Long-Lived Assets

      The Company’s long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the net carrying amount may not be recoverable. When these events occur, the Company measures impairment by comparing the carrying value of the long-lived assets to the estimated discounted future cash flows expected to result from use of the assets and their eventual disposition. If the sum of the expected discounted future cash flows is less than the carrying amount of the assets, the Company would recognize an impairment loss. The Company determined that, in 2001 and 2000, there had been no impairment in the carrying value of its long-lived assets, other than the capitalized software.

(l) Fair Values of Financial Instrument

      The carrying amounts of financial instruments, which include accounts payable and accrued expenses, do not likely approximate fair value due to the Company being in liquidation.

(m) Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Broadstream, Inc.
(A Company in Liquidation)

Notes to Financial Statements — (continued)

(n) Comprehensive Loss

      The Company has no significant components of other comprehensive loss, and accordingly, the comprehensive loss is the same as the net loss for the year ended December 31, 2001 and period ended December 31, 2000.

(o) Recently Issued Accounting Pronouncements

      In June 2001, the FASB issued SFAS No. 141, Business Combinations(SFAS No. 141), and SFAS No. 142, Goodwill and Other Intangible Assets (SFAS No. 142). SFAS No. 141 requires that the purchase method of accounting be used for all business combinations. SFAS No. 141 specifies criteria that intangible assets acquired in a business combination must meet to be recognized and reported separately from goodwill. SFAS No. 142 will require that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142. SFAS No. 142 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 121 and, subsequently, SFAS No. 144 after its adoption.

      The Company adopted the provisions of SFAS No. 141 as of July 1, 2001, and SFAS No. 142 is effective January 1, 2002. Goodwill and intangible assets determined to have an indefinite useful life acquired in a purchase business combination completed after June 30, 2001, but before SFAS No. 142 is adopted in full, are not amortized.

      The Company does not having any goodwill or intangibles as of December 31, 2001.

(2) PROPERTY AND EQUIPMENT

      Property and equipment is stated at cost and is summarized as follows as of December 31, 2001 and 2000:

	Year Ended December 31,

	2001	2000

Computers and equipment	$—	1,290,044
Furniture and fixtures	—	9,252

	—	1,299,296
Accumulated depreciation and amortization	—	(179,725)

Property and equipment, net	$—	1,119,571

(3) CONVERTIBLE NOTES PAYABLE

      From March 2000 through June 2000, the Company issued convertible notes payable in the amount of $600,000 to third parties. The notes bore interest at 10% per annum and were due upon the closing of an equity financing transaction. Upon the

Broadstream, Inc.
(A Company in Liquidation)

Notes to Financial Statements — (continued)

sale of the Series A convertible redeemable participating preferred stock in June 2000, the Company repaid $250,000 of the notes, and the remaining $334,982, net of the unamortized value assigned to the warrants, as well as accrued interest of $2,164, was converted into shares of the Series A convertible redeemable participating preferred stock at $0.852 per share.

      In conjunction with the issuance of the notes, the Company issued 93,860 warrants to purchase common stock which were valued at $18,772, of which $3,754 was recorded as interest expense during the period ended December 31, 2000. The remaining $15,018 was recorded as a preferred dividend upon the issuance of the Series A convertible redeemable participating preferred stock in June 2000.

      In August 2001, two preferred investors advanced the Company $1,600,000 in exchange for convertible promissory notes. The notes were convertible into shares of stock to be issued in a subsequent financing round at the price per share obtained in the financing round. The notes were secured by the assets of the Company, bore interest at 8%, and were due on or after October 16, 2001 at the option of the holders of the notes. The two preferred investors contributed the notes into NetPro in November 2001, which foreclosed on the assets of the Company as it was in default on the notes. NetPro also assumed liabilities of the Company of approximately $80,000. The liabilities assumed by NetPro represent primarily amounts owed to vendors. The carrying amount of the assets foreclosed on by NetPro was approximately $867,000, which approximated their fair value; consequently, the carrying amount of the liabilities extinguished exceeded the carrying amount of the assets foreclosed on by NetPro. The resulting gain of approximately $487,000, net of income taxes of approximately $324,000, is reflected as an extraordinary gain for the year ended December 31, 2001 in the statement of operations.

(4) INCOME TAXES

      Income taxes for the year ended December 31, 2001 and the period ended December 31, 2000 differ from the amount computed using the federal income tax rate of 34% as a result of the following:

	Year ended December 31,

	2001	2000

Computed expected tax benefit	$(3,039,508)	$(1,248,161)
State and local taxes, net of federal benefit	(450,351)	(334,365)
Change for transfer of shares	371,103	—
Meals and entertainment	5,440	6,215
Other	102,382	—
Change in valuation allowance	2,686,382	1,576,311

Total tax benefit from continuing operations	$(324,552)	—

Broadstream, Inc.
(A Company in Liquidation)

Notes to Financial Statements — (continued)

      Total tax benefit is allocated as follows:

	Year ended
	December 31,

	2001	2000

Loss from continuing operations	$(324,552)	—
Extraordinary gain	324,552	—

Total tax benefit	—	—

      The Company’s significant deferred tax assets and liabilities, as determined under the provisions of SFAS No. 109, Accounting for Income Taxes, as of December 31, 2001 and 2000 are as follows:

	Year ended December 31,

	2001	2000

Deferred tax assets:
Net operating loss carryforwards	$3,911,127	1,644,895
Depreciation	—	21,223
Amortization	—	716
Accrued vacation	23,088	24,267
Stock compensation expense	328,478	183,929

Total deferred tax assets	4,262,693	1,875,030
Less valuation allowance	(4,262,693)	(1,576,311)

Net deferred tax assets	—	298,719

Deferred tax liabilities:
Research and development expenses	—	298,719

Total deferred tax liabilities	—	298,719

Net deferred tax assets	$—	—

      At December 31, 2001 and 2000, the Company had net operating loss carryforwards totaling approximately $6,542,000 and $3,277,000, respectively, for federal income tax purposes expiring beginning in 2020 and California state net operating losses of approximately $6,634,000 and $3,184,000, respectively, expiring beginning in 2010. Due to the uncertainty surrounding the realization of the benefits of its tax attributes, including net operating loss carryforwards in future tax returns, the Company has recorded a valuation allowance against its deferred tax assets as of December 31, 2001 and 2000 of $4,262,693 and $1,576,311, respectively.

      The Internal Revenue Code of 1986 substantially restricts the ability of a corporation to utilize existing net operating losses and credits in the event of an “ownership change.” Therefore, the Company’s net operating loss carryforwards for federal income tax purposes may be limited due to changes in ownership.

Broadstream, Inc.
(A Company in Liquidation)

Notes to Financial Statements — (continued)

      In assessing the potential realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the Company attaining future taxable income during the periods in which those temporary differences become deductible.

(5) STOCKHOLDERS’ DEFICIT

(a) Authorized Shares

      The Company has authorized 130 million shares of common stock, 70 million shares of which are designated voting shares and 60 million shares of which are designated nonvoting shares, and 25 million shares of preferred stock, 12 million shares of which are designated Series A and Series A-1 convertible redeemable participating preferred shares.

(b) Common Stock

      In January 2000, the Company issued 10 million shares to the founders of the Company for total proceeds of $52,773.

      In June 2000, the Company issued 835,214 shares of common stock to employees in exchange for cash of $3,386 and notes receivable of $4,966. The notes receivable are secured by the shares of common stock, are due on June 1, 2005, and bear interest at 7% per annum.

      In August 2000, the Company issued 674,383 shares of common stock to a board member in exchange for a note receivable of $202,315. The note receivable is due July 31, 2005 and bears interest at 7% per annum.

      In December 2000, the Company issued 200,000 shares of common stock to a nonemployee in exchange for a note receivable of $110,000. The note receivable is due January 1, 2006 and bears interest at 7% per annum.

      During 2000, the Company canceled 200,000 founder’s shares and repurchased 64,963 shares of common stock held by a founder for $19,489.

      Of the 11,444,634 shares of common stock outstanding as of December 31, 2001, 5,609,420 of the shares have voting rights and 5,835,214 of the shares are nonvoting.

(c) Series A and A-1 Convertible Redeemable Participating Preferred Stock

      In June 2000, the Company issued 11,207,136 shares of Series A convertible redeemable participating preferred stock (Series A Preferred) for total consideration of $9,552,164, which consisted of cash proceeds of $9,200,000, the conversion of notes payable in the amount of $334,982, a preferred dividend of $15,018 which represented the unamortized value of warrants issued in connection with the convertible debt, and accrued interest of $2,164.

      The holders of the Series A Preferred received a 9% annual dividend, which accrued whether or not declared. These dividends were payable in preference to any

Broadstream, Inc.
(A Company in Liquidation)

Notes to Financial Statements — (continued)

dividends to common stockholders. Such dividends were mandatorily payable upon a liquidation of the Company or upon conversion of the Series A Preferred shares into common shares. The holders of the Series A Preferred also had the option, in the event of a majority vote of the Series A Preferred holders, to redeem the shares on June 28, 2005. The redemption value was to be the price paid per share plus a 10% cumulative return. The Company had accrued $477,608 for the 10% return on the Series A Preferred shares for the period ended December 31, 2000, resulting in a carrying amount and redemption value of $10,029,772 as of December 31, 2000.

      In the event of a liquidation of the Company as defined in the Amended and Restated Articles of Incorporation, the holders of the Series A Preferred shares were entitled to the amount paid per share plus any accrued unpaid dividends.

      The holders of the Series A Preferred shares had liquidation preference over the common shares.

      The holders of the Series A Preferred were able to convert their shares into common shares at any time. The Series A Preferred shares were to be converted into common shares automatically upon an initial public offering. The initial conversion price was $0.86 per share, which was subject to adjustment based on the occurrence of certain capital events, and represented a one-to-one conversion ratio.

      In May 2001, one preferred investor transferred 1,191,569 shares of Series A Preferred shares to another preferred investor as consideration for leading a subsequent round of financing. The transaction was accounted for as a contribution to the Company for no consideration. The financing round was never completed; consequently, the Company charged to expense the liquidation preference of the transferred Series A Preferred shares. The resulting charge in the amount of $1,091,477 is reflected in the statement of operations for the year ended December 31, 2001.

      In May 2001, the Company canceled and retired the Series A Preferred shares and issued 11,207,136 shares of Series A-1 convertible redeemable participating preferred stock (Series A-1 Preferred) to the former holders of the Series A Preferred shares. The Series A-1 Preferred shares have the same terms as the Series A Preferred shares, except for the liquidation preference, which was increased to $0.916 per share, and the conversion rate into common shares. The increase in liquidation preference represented accrued unpaid dividends on the Series A Preferred shares from the date of issuance through the date of retirement. The Company accrued $235,965 in dividends in 2001 through the date of the retirement of the Series A Preferred shares. The initial redemption amount for the Series A-1 Preferred shares was $10,265,737. The Company accrued dividends of $684,382 on the Series A-1 Preferred shares from the date of issuance through December 31, 2001. The carrying amount and redemption value of the Series A-1 Preferred shares is $10,950,119 as of December 31, 2001.

      The Series A-1 Preferred shares are convertible into 3.18 common shares per Series A-1 Preferred share. The beneficial conversion feature has been accounted for as a preferred dividend in the amount of $3,423,000, which is based on the fair value

Broadstream, Inc.
(A Company in Liquidation)

Notes to Financial Statements — (continued)

of the additional shares of common stock into which the Series A-1 Preferred shares are convertible. The carrying amount of the Series A-1 Preferred shares reflects the redemption amount of $10,950,119 and the value assigned to the beneficial conversion feature.

      The Series A-1 Preferred shares have voting rights as if converted into voting common shares.

(d) Warrants

      In June 2000, the Company issued 93,860 warrants to purchase common shares in conjunction with the issuance of convertible notes payable which were convertible into equity. The warrants are exercisable at $0.17 per share, expire May 2010 through June 2010, and were valued at $18,772 using the Black-Scholes option pricing model.

      In December 2000, the Company issued 66,815 warrants to purchase common shares in exchange for services. The warrants are exercisable at $0.30 per share, expire in December 2005, and were valued at approximately $6,013, using the Black-Scholes option-pricing model. The Company recorded the fair value of $6,013 as stock-based compensation during the period ended December 31, 2000, as the services have been performed.

      In January 2001, the Company issued 171,011 warrants to purchase common shares in exchange for professional services. The warrants are immediately exercisable at $0.30 per share, expire in January 2008, and were valued at approximately $7,079 using the Black-Scholes option-pricing model. The Company recorded the fair value of these warrants as stock-based compensation during the year ended December 31, 2001, as the services had been performed.

      In May 2001, the Company issued 204,759 warrants to the same party to whom the warrants were issued in June 2000 in conjunction with the convertible notes payable. The additional warrants were issued in conjunction with the issuance of the Series A-1 Preferred shares. The warrants are immediately exercisable at $0.17 per share, expire May 2010 through June 2010, and were valued at approximately $8,190 using the Black-Scholes option-pricing model. The Company recorded the fair value of these warrants as stock-based compensation during the year ended December 31, 2001.

      In August through October 2001, the Company issued 174,375 warrants to purchase common stock in exchange for professional services. The warrants vest as services are performed in accordance with the warrant agreements, and expire five years from the date of grant. Of the total warrants granted, 24,375 have an exercise price of $0.30, and the remaining 150,000 warrants have an exercise price of $0.85. The value of the warrants using the Black-Scholes option-pricing model was not significant.

      In August 2001, the Company issued 4,700 warrants to purchase common stock in exchange for professional services. The warrants are immediately exercisable at

Broadstream, Inc.
(A Company in Liquidation)

Notes to Financial Statements — (continued)

$0.85 per share and expire in August 2006. The value of the warrants using the Black-Scholes option-pricing model was not significant.

      The following assumptions were used in estimating the fair value of the warrants: (i) expected volatility of 10%, (ii) weighted average risk-free rate of 5%, and (iii) an expected life which is the contractual term of the warrant. No warrants were exercised during 2001 or 2000. As of December 31, 2001, there were 715,520 warrants outstanding at a weighted average exercise price of $0.36.

(6) STOCK OPTIONS AND STOCK-BASED AWARDS

      The Company’s 2000 Stock Option/ Stock Issuance Plan (the Plan) provides for the grant of up to 3,150,000 shares of nonvoting common stock or options to purchase nonvoting common stock to employees, members of the board of directors, and independent consultants of the Company. Options and shares granted under the Plan generally vest over periods of up to four years, and the options expire no later than ten years from the date of grant. The Company accounts for grants to employees in accordance with the provisions of APB Opinion No. 25, Interpretation No. 44, and related interpretations. The Company accounts for grants to nonemployees in accordance with SFAS No. 123 and EITF 96-18.

      A summary of stock option activity under the Plan for the year ended December 31, 2001 is as follows:

	Options outstanding

	Number of	Weighted average
	shares	exercise price

Granted	2,269,383	$0.32
Exercised	(874,383)	0.36
Canceled	(5,000)	0.30

Outstanding options at December 31, 2000	1,390,000	0.30
Granted	8,282,084	0.19
Exercised	—	—
Canceled	(7,087,037)	0.21

Outstanding options at December 31, 2001	2,585,047	0.19

      If the Company had elected to recognize compensation cost based on the fair value at the date of grant, consistent with the method as prescribed by SFAS No. 123, net loss for the year ended December 31, 2001 and period ended December 31, 2000 would have changed to the pro forma amounts indicated below.

	Year ended December 31,

	2001	2000

Net loss:
As reported	$8,128,351	$3,671,061
Pro forma	8,200,000	3,680,000

Broadstream, Inc.
(A Company in Liquidation)

Notes to Financial Statements — (continued)

      The weighted average fair value of options granted under the Plan in 2001 and 2000 was $0.04 and $0.06 per option, respectively. The fair value was determined using the minimum value pricing model with the following assumptions: risk free interest rate of 5%, expected dividend yield of 0%, and an expected life of five years.

      The following table summarizes options outstanding for the year ended December 31, 2001:

	Options Outstanding and Exercisable

		Weighted
		average	Weighted
Range of	Number of	remaining	average
exercise	options	contractual	exercise
price	outstanding	life	price

$0.14	1,738,119	9.34	$0.14
0.30	846,928	8.96	0.30
$.14-.30	2,585,047	9.21	0.19

      All of the options outstanding under the Plan are exercisable as of December 31, 2001.

      In June 2000, the founders of the Company transferred 250,000 shares of common stock to an employee of the Company. The fair value of the shares was $75,000, which is being recognized over the service period. The Company recorded stock-based compensation expense related to these shares of $40,323 and $34,677 during the year ended December 31, 2001 and period ended December 31, 2000, respectively.

      In June 2000, the Company issued 835,214 shares of common stock to employees of the Company for total proceeds less than the fair value of the shares. The excess of the fair value over the amount paid for the shares was $242,212, which is being recognized over the service period. The Company recorded stock-based compensation expense related to these shares of $130,221 and $111,991 during the year ended December 31, 2001 and period ended December 31, 2000, respectively.

      In June 2000, a founder of the Company sold 688,593 shares of his common stock to a member of the board of directors for $20,000. The excess of the fair value of the shares over the purchase price of $186,578 was recorded as stock-based compensation expense during the period ended December 31, 2000. Additionally, the founder granted an option to this individual to purchase 2,065,781 of the founder’s shares at an exercise price of $0.01 per share. The options vest over periods of up to four years. One-third of the options are related to services provided by the individual as a member of the board of directors; consequently, these grants are accounted for under APB 25. The fair value of these options was $199,692, of which $24,963 was recorded as stock-based compensation expense for the period ended December 31, 2000. The Company recorded the remaining compensation of $174,729 in 2001 as the vesting of the options was accelerated in April 2001. Another one-third of the options is related to services as a nonemployee and, consequently, is accounted for in accordance with SFAS No. 123 and EITF 96-18. Under EITF 96-18, a measurement

Broadstream, Inc.
(A Company in Liquidation)

Notes to Financial Statements — (continued)

date has not occurred for these options; thus, they are being treated as variable instruments and shall be marked-to-market up through the measurement date. The fair value of these option grants is $99,846, of which $29,954 and $69,892 was recorded as stock-based compensation expense during the year ended December 31, 2001 and period ended December 31, 2000, respectively. Another one-third of the options is dependent on the occurrence of specific events which have not yet occurred. Consequently, there is no measurement date as of December 31, 2001 and no expense has been recorded. As of December 31, 2001, 745,976 of these options were vested, and the remaining contractual life of the options was 3.6 years.

      The options accounted for under SFAS No. 123 and EITF 96-18 were valued using the Black-Scholes option-pricing model, using the following assumptions: (i) expected volatility of 10%, (ii) weighted average risk-free rate of 5%, and (iii) a contractual life which is the contractual term of the option.

      In August 2000, the Company issued 200,000 shares of common stock for consulting services to be provided. These share grants are being accounted for in accordance with SFAS No. 123 and EITF 96-18. Under EITF 96-18, a measurement date has not occurred for these shares; thus, they are being treated as variable instruments and shall be marked-to-market up through the measurement date. The fair value did not exceed the purchase price on the date of issuance or at December 31, 2001 and 2000. Accordingly, there was no stock-based compensation expense recorded during the year ended December 31, 2001 and period ended December 31, 2000.

(7) COMMITMENTS

      The Company terminated the operating lease for its main facility in December 2001.

      Rent expense under operating leases for the years ended December 31, 2001 and 2000 were approximately $167,000 and $103,000, respectively.

NetPro Holdings, Inc.

(A Development Stage Company)

NetPro Holdings, Inc.

(A Development Stage Company)

Independent Auditors’ Report

The Board of Directors

NetPro Holdings, Inc.:

      We have audited the accompanying balance sheet of NetPro Holdings, Inc. (a development stage company) as of December 31, 2001 and the related statements of operations, stockholders’ deficit, and cash flows for the period from November 13, 2001 (inception) through December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NetPro Holdings, Inc. as of December 31, 2001 and the results of its operations and its cash flows for the period from November 13, 2001 (inception) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

      The accompanying financial statements have been prepared assuming that NetPro Holdings, Inc. will continue as a going concern. As more fully described in note 1, the Company suspended operations in March 2002. The Company is currently evaluating alternatives with respect to its remaining assets. The Company has written-off substantially all of its remaining assets due to the uncertainty surrounding the realization of these assets, and has remaining liabilities as of December 31, 2001. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments for additional liabilities that might result from the suspension of operations or the outcome of these uncertainties.

KPMG LLP

Los Angeles, California
February 14, 2002, except as to the third paragraph of note 1(a)

which is as of March 22, 2002

NetPro Holdings, Inc.

(A Development Stage Company)

Balance Sheet
December 31, 2001

ASSETS
Current assets:
Cash and cash equivalents	$86,490

$86,490

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$48,194

Series A-1 convertible redeemable participating preferred stock, $0.001 par value. Authorized, issued and outstanding 36,466,007 shares at December 31, 2001. Liquidation preference and redemption value of $1,546,159 (note 4)	788,621
Series B-1 convertible redeemable participating preferred stock, $0.001 par value. Authorized 11,891,089 shares; issued and outstanding 3,963,688 shares at December 31, 2001. Liquidation preference and redemption value of $500,000 (note 4)	500,000
Stockholders’ deficit: (note 4)
Common stock, $0.001 par value. Authorized 60,357,096 shares; issued and outstanding one share at December 31, 2001	—
Deficit accumulated during the development stage	(1,250,325)

Total stockholders’ deficit	(1,250,325)
Commitments and contingencies (note 6)

$86,490

See accompanying notes to financial statements.

NetPro Holdings, Inc.

(A Development Stage Company)

Statement of Operations
Period from November 13, 2001 (inception) through December 31, 2001

Revenues	$16,800
Operating expenses:
Cost of revenues	6,054
Sales and marketing	60,164
General and administrative	349,841
Depreciation and amortization	49,000
Write-off of fixed assets (note 1)	802,066

Net loss	$(1,250,325)

See accompanying notes to financial statements.

NetPro Holdings, Inc.

(A Development Stage Company)

Statement of Stockholders’ Deficit
Period from November 13, 2001 (inception) through December 31, 2001

			Deficit
	Common Stock		accumulated
			during the	Stockholders’
	Shares	Amount	development stage	deficit

Issuance of one share to founder for no consideration	1	$—	—	—
Net loss	—	—	(1,250,325)	(1,250,325)

Balance at December 31, 2001	1	$—	(1,250,325)	(1,250,325)

See accompanying notes to financial statements.

NetPro Holdings, Inc.

(A Development Stage Company)

Statement of Cash Flows
Period from November 13, 2001 (inception) through December 31, 2001

Cash flows from operating activities:
Net loss	$(1,250,325)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	49,000
Write-off of accounts receivable, fixed assets and other assets	868,986
Changes in operating assets and liabilities, excluding the effect of assets and liabilities transferred from Broadstream and the write-off of assets:
Accounts receivable	(16,800)
Other assets	(34,285)
Accounts payable and accrued expenses	(30,086)

Net cash used in operating activities	(413,510)
Cash flows from financing activities:
Proceeds from convertible redeemable participating preferred stock issuance	500,000

Net increase in cash and cash equivalents	86,490
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$86,490

Supplemental disclosure of noncash financing activities:
Fair value of assets, net of liabilities assumed, contributed in exchange for Series A-1 convertible redeemable participating preferred stock	$788,621

See accompanying notes to financial statements.

NetPro Holdings, Inc.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2001

(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Organization and Nature of Operations

      NetPro Holdings, Inc. (the “Company”) was incorporated in the state of Delaware on November 13, 2001 (inception). The Company is developing technology that provides metrics and quality assurance to customers that transmit streaming media over the Internet.

      On November 30, 2001, two investors contributed $1,600,000 in notes payable from Broadstream, Inc. (“Broadstream”) to the Company in exchange for preferred shares. The notes were secured by the assets of Broadstream. Broadstream was in default on the notes payable beginning in October 2001, and on November 30, 2001, the Company foreclosed on the assets of the Broadstream with a fair value of approximately $867,000 and assumed liabilities of $78,280. The assets consisted of accounts receivable and fixed assets with fair values of approximately $16,000 and $851,000, respectively.

      In March 2002, the Company suspended operations and terminated most of its employees. The Company is currently evaluating the alternatives with respect to its remaining assets. As a result of the uncertainty regarding the realization of its remaining assets, the Company has written-off its remaining assets, except for cash and cash equivalents, as of December 31, 2001. The write-off of assets include accounts receivable of $32,375, net fixed assets of $802,066 and an operating lease deposit of $34,545. These asset write-offs are reflected in the statement of operations for the period ended December 31, 2001.

(b) Basis of Presentation

      The accompanying financial statements are presented in accordance with Statement of Financial Accounting Standards (SFAS) No. 7, Accounting and Reporting by Development Stage Enterprises. According to SFAS No. 7, an enterprise shall be considered to be in the development stage if it is devoting substantially all of its efforts to establishing a new business and planned principal operations have not commenced. As a development stage enterprise, the Company was devoting most of its efforts to activities such as financial planning, raising capital, research and development, acquiring property, plant, equipment, recruiting and training personnel, developing markets, and starting up production, prior to the suspension of its operations in March 2002.

(c) Going Concern

      The Company has financed its initial operations primarily through the sale of preferred stock. The Company has experienced losses and negative cash flows from operations since its inception. The conditions described above regarding the suspension of operations raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments

NetPro Holdings, Inc.
(A Development Stage Company)

Notes to Financial Statements — (continued)

for additional liabilities that might result from the suspension of operations or the outcome of these uncertainties.

(d) Cash and Cash Equivalents

      The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

(e) Depreciation and Amortization

      Depreciation and amortization of property and equipment is calculated using the straight-line method over the estimated useful lives of the related assets, generally ranging from three to five years.

(f) Revenue Recognition

      The Company generates revenue from services provided in conjunction with live Web events and from monthly data streaming services. The Company recognizes revenue upon the completion of the events and monthly services, and fulfillment of all obligations related to the services.

(g) Research and Development Costs

      Research and development costs are expensed as incurred.

(h) Capitalized Software Development Costs

      The Company accounts for software development costs for internal use in accordance with Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. Accordingly, the Company expenses costs incurred in the preliminary project stage and, thereafter, capitalizes costs incurred in the developing or obtaining of internal use software. Certain costs, such as maintenance and training, are expensed as incurred.

(i) Income Taxes

      The Company accounts for income taxes under the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(j) Stock-Based Compensation

      The Company has adopted SFAS No. 123, Accounting for Stock-Based Compensation, which permits entities to recognize as expense over the vesting period the fair

NetPro Holdings, Inc.
(A Development Stage Company)

Notes to Financial Statements — (continued)

value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 also allows entities to apply the provisions of APB Opinion No. 25 and provide pro forma net income disclosures for employee stock option grants made in future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company has elected to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123. Additionally, the Company accounts for stock-based compensation in accordance with Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation, which is an interpretation of APB Opinion No. 25. The Company accounts for stock options issued to nonemployees in accordance with SFAS No. 123, which requires entities to recognize as expense over the service period the fair value of all stock-based awards on the date of grant and Emerging Issues Task Force 96-18 (EITF 96-18), Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods, or Services, which addresses the measurement date and recognition approach for such transactions.

      The Company records expense related to fixed stock-based awards over the vesting period of the award.

(k) Concentrations of Credit Risk

      The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents. The Company’s cash and cash equivalents are maintained in federally insured financial institutions and quality financial institutions and issuers. The Company has not experienced any losses on these accounts to date.

(l) Impairment of Long-Lived Assets

      The Company’s long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the net carrying amount may not be recoverable. When these events occur, the Company measures impairment by comparing the carrying value of the long-lived assets to the estimated discounted future cash flows expected to result from use of the assets and their eventual disposition. If the sum of the expected discounted future cash flows is less than the carrying amount of the assets, the Company would recognize an impairment loss. The Company determined that, as of December 31, 2001, its fixed assets were impaired as a result of the suspension of operations in March 2002. The net carrying amount of fixed assets of $802,066 was written-off as of December 31, 2001.

(m) Fair Values of Financial Instrument

      The carrying amounts of financial instruments, which include cash and cash equivalents and accounts payable and accrued expenses approximate fair value because of the short maturity of these instruments.

NetPro Holdings, Inc.
(A Development Stage Company)

Notes to Financial Statements — (continued)

(n) Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(o) Comprehensive Loss

      The Company has no significant components of other comprehensive loss, and accordingly, the comprehensive loss is the same as the net loss for the period ended December 31, 2001.

(p) Recently Issued Accounting Pronouncements

      In June 2001, the FASB issued SFAS No. 141, Business Combinations, (SFAS No. 141) and SFAS No. 142, Goodwill and Other Intangible Assets (SFAS No. 142). SFAS No. 141 requires that the purchase method of accounting be used for all business combinations. SFAS No. 141 specifies criteria that intangible assets acquired in a business combination must meet to be recognized and reported separately from goodwill. SFAS No. 142 will require that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142. SFAS No. 142 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 121 and subsequently, SFAS No. 144 after its adoption.

      The Company adopted the provisions of SFAS No. 141 at its inception, and SFAS No. 142 is effective January 1, 2002. Goodwill and intangible assets determined to have an indefinite useful life acquired in a purchase business combination completed after June 30, 2001, but before SFAS No. 142 is adopted in full, are not amortized.

      The Company does not having any goodwill or intangibles as of December 31, 2001.

      In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS No. 144). SFAS No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This Statement requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. SFAS No. 144

NetPro Holdings, Inc.
(A Development Stage Company)

Notes to Financial Statements — (continued)

requires companies to separately report discontinued operations and extends that reporting to a component of an entity that either has been disposed of (by sale, abandonment, or in a distribution to owners) or is classified as held for sale. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. The Company is required to adopt SFAS No. 144 on January 1, 2002.

(2) PROPERTY AND EQUIPMENT

      Property and equipment was stated at the assigned fair value at the time the assets were foreclosed on and transferred from Broadstream, and is summarized as follows prior to the write-off of such assets as of December 31, 2001:

Computers and equipment	$830,624
Furniture and fixtures	20,442

851,066
Accumulated depreciation and amortization	(49,000)

Property and equipment, net	$802,066

(3) INCOME TAXES

      Income taxes for the period ended December 31, 2001 differ from the amount computed using the federal income tax rate of 34% as a result of the following:

Computed expected tax benefit	$(425,111)
State and local taxes, net of federal benefit	(119,850)
Loss on notes receivable contributed by investors	(273,319)
Change in valuation allowance	818,280

Total tax benefit	$—

      The Company’s significant deferred tax assets and liabilities, as determined under the provisions of SFAS No. 109, Accounting for Income Taxes, as of December 31, 2001 are as follows:

Deferred tax assets:
Net operating loss carryforwards	$471,559
Fixed assets	332,960
Lease deposit	13,761

Total deferred tax assets	818,280
Less valuation allowance	(818,280)

Net deferred tax assets	$—

      At December 31, 2001, the Company had net operating loss carryforwards totaling approximately $1,182,000 for federal income tax purposes expiring in 2021

NetPro Holdings, Inc.
(A Development Stage Company)

Notes to Financial Statements — (continued)

and California state net operating losses of approximately $1,192,000 expiring in 2011. Due to the uncertainty surrounding the realization of the benefits of its tax attributes, including net operating loss carryforwards in future tax returns, the Company has recorded a valuation allowance against its deferred tax assets as of December 31, 2001 of $818,280.

      The Internal Revenue Code of 1986 substantially restricts the ability of a corporation to utilize existing net operating losses and credits in the event of an “ownership change.” Therefore, the Company’s net operating loss carryforwards for federal income tax purposes may be limited due to changes in ownership.

      In assessing the potential realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the Company attaining future taxable income during the periods in which those temporary differences become deductible.

(4) STOCKHOLDERS’ DEFICIT

(a) Authorized Shares

      The Company has authorized 60,357,096 shares of common stock and 48,357,096 shares of preferred stock.

(b) Common Stock

      In November 2001, the Company issued one share of common stock for no proceeds.

(c) Series A-1 and B-1 Convertible Redeemable Participating Preferred Stock

      In November 2001, the Company issued 36,466,007 shares of Series A-1 convertible redeemable participating preferred stock (Series A-1 Preferred) in exchange for convertible notes with a face amount of $1,600,000. The notes were secured by the assets of Broadstream. The Company foreclosed on the assets of Broadstream when the notes were in default. The carrying amount of the Series A-1 Preferred shares is $788,621 as of December 31, 2001, which represents the fair value of the foreclosed assets of Broadstream of approximately $867,000, less liabilities of $78,280 assumed by the Company on November 30, 2001.

      In December 2001, the Company issued 3,963,688 shares of Series B-1 convertible redeemable participating preferred stock (Series B-1 Preferred) for total proceeds of $500,000.

      The holders of the Series A-1 and B-1 Preferred shares receive a 9% annual dividend, which accrues whether or not declared. These dividends are payable in preference to any dividends to common stockholders. Such dividends are mandatorily payable upon a liquidation of the Company or upon conversion of the Series A-1 and B-1 Preferred shares into common shares. The holders of the Series A-1 and B-1 Preferred shares also have the option, in the event of a majority

NetPro Holdings, Inc.
(A Development Stage Company)

Notes to Financial Statements — (continued)

vote of the Series A-1 and B-1 Preferred holders, to redeem the shares on November 30, 2006. The redemption value is $0.0424 and $0.1261 per share for the Series A-1 Preferred and Series B-1 Preferred shares, respectively, plus a 10% cumulative return.

      In the event of a liquidation of the Company, as defined in the Amended and Restated Articles of Incorporation, the holders of the Series A-1 and B-1 Preferred shares are entitled to the amount paid per share plus any accrued unpaid dividends. The holders of the Series A-1 and B-1 Preferred shares have liquidation preference over the common shares. In the event the liquidation proceeds are less than the liquidation preferences of the Series A-1 and B-1 Preferred shares, the proceeds shall be distributed pro rata among the Series A-1 and B-1 Preferred holders.

      The holders of the Series A-1 and B-1 Preferred shares are able to convert their shares into common shares at any time. The Series A-1 and B-1 Preferred shares are to be converted into common shares automatically upon an initial public offering. The initial conversion prices were $0.0424 and $0.1261 per share for the Series A-1 and B-1 Preferred shares, respectively, which are subject to adjustment based on the occurrence of certain capital events.

      The Series A-1 and B-1 Preferred shares have voting rights as if converted into voting common shares.

(5) STOCK OPTIONS AND STOCK-BASED AWARDS

      The Company’s 2001 Incentive Stock Plan (the Plan) provides for the grant of up to 12,000,000 shares of common stock or options to purchase common stock to employees, members of the board of directors, and consultants of the Company. Options and shares granted under the Plan expire no later than ten years from the date of grant. The Company accounts for grants to employees in accordance with the provisions of APB Opinion No. 25, Interpretation No. 44 and related interpretations. The Company accounts for grants to nonemployees in accordance with SFAS No. 123 and EITF 96-18. The Company did not grant any shares of common stock or options under the Plan in 2001.

(6) COMMITMENTS

      Future commitments under the operating lease for the Company’s main facility are as follows as of December 31, 2001:

2002	$99,864
2003	59,997

Total	$159,861

      Rent expense under this operating lease for the period ended December 31, 2001 was approximately $3,000.

      The Company paid a lease deposit of $34,545 in December 2001, and will likely forfeit this deposit as a result of the suspension of operations and likely

NetPro Holdings, Inc.
(A Development Stage Company)

Notes to Financial Statements — (continued)

abandonment of the leased facility. The Company has charged this lease deposit to expense in 2001.

(7) SUBSEQUENT EVENT

      In January 2002, the Company issued approximately 800,000 shares of Series B-1 Preferred shares to an existing investor for total proceeds of $100,000, and issued approximately 800,000 shares of Series B-1 Preferred shares to a third party for total proceeds of $100,000.

Appendix A

AGREEMENT AND PLAN OF MERGER

BETWEEN
CHANGE TECHNOLOGY PARTNERS, INC.
AND
FRANKLIN CAPITAL CORPORATION

Dated as of December 4, 2001

i

ii

AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of December 4, 2001, by and between CHANGE TECHNOLOGY PARTNERS, INC., a Delaware corporation (“CTPI”), and FRANKLIN CAPITAL CORPORATION, a Delaware corporation (“Franklin”).

RECITALS

      WHEREAS, the respective Boards of Directors of Franklin and CTPI have each approved the merger of CTPI with and into Franklin, upon the terms and subject to the conditions set forth herein; and

      WHEREAS, Franklin and CTPI desire to make certain representations, warranties, covenants and agreements in connection with such merger and also to prescribe various conditions to such merger;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

THE MERGER

      1.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.3), CTPI shall be merged with and into Franklin (the “Merger”), in a transaction intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in accordance with the Delaware General Corporation Law (the “Delaware Code”), and the separate corporate existence of CTPI shall cease and Franklin shall continue as the surviving corporation under the laws of the State of Delaware (the “Surviving Corporation”) with all the rights, privileges, immunities and powers, and subject to all the duties and liabilities, of a corporation organized under the Delaware Code. The Merger shall have the effects set forth in the Delaware Code.

      1.2 Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 7.1, and subject to the satisfaction or waiver of the conditions set forth in Article VI, the closing of the Merger (the “Closing”) will take place at 10:00 a.m., New York time, on the second business day following the date on which the last to be fulfilled or waived of the conditions set forth in Article VI shall be fulfilled or waived in accordance with this Agreement (the “Closing Date”), at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York, 10019-6064, unless another date, time or place is agreed to in writing by the parties hereto.

      1.3 Effective Time. The parties hereto will file with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) on the date of the Closing (or on such other date as Franklin and CTPI may agree) a certificate of merger or other appropriate documents, executed in accordance with the relevant provisions of the Delaware Code, and make all other filings or recordings required under the Delaware Code in connection with the Merger. The Merger shall become effective upon the filing of the certificate of merger with the Delaware Secretary of State, or at such later time specified in the certificate of merger (the “Effective Time”).

      1.4 Certificate of Incorporation. The Certificate of Incorporation, as heretofore amended (the “Franklin Certificate of Incorporation”), of Franklin shall be amended and restated in its entirety as set forth in Annex I hereto, and as so amended and restated shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with its terms and as provided by applicable law. From and after the Effective Time, the name of the Surviving Corporation shall be changed to Excelsior Communications Corporation.

      1.5 Bylaws. The Bylaws of the Surviving Corporation shall be in the form of Annex II hereto until thereafter amended in accordance with their terms and as provided by applicable law.

      1.6 Directors. The directors of the Surviving Corporation at the Effective Time will consist of eight members, five of which will be from CTPI’s pre-Merger Board of Directors and three of which will be from Franklin’s pre-Merger Board of Directors. The directors of the Surviving Corporation at the Effective Time shall be as set forth below:

Stephen L. Brown (Co-Chairman)

Michael R. Gleason (Co-Chairman)
James M. Dubin
William E. Lipner
William Avery
Michael Levitt
Spencer L. Brown
Irving Levine

      Each director identified as such above will hold office from the Effective Time until the 2002 annual meeting of the Surviving Corporation, and in all cases, until his or her respective successor is duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation or Bylaws of the Surviving Corporation, or as otherwise provided by applicable law. For a two-year period following the Closing, any change in the Surviving Corporation’s “Business Strategy” (as defined below) will be required to be approved by the Board of Directors, which action shall require the affirmative vote of not less than two-thirds of the total number of directors, including at least two of the directors of the Surviving Corporation which served on the pre-Merger Board of Directors of Franklin. The “Business Strategy” of the Surviving Corporation shall be to develop and acquire assets primarily in the media and advertising business, provided that the Surviving Corporation shall continue CTPI’s historic business, or use a significant portion of CTPI’s historic business assets in a business, to the extent required under Treas. Reg. § 1.368-1(d).

      1.7 Officers. The initial senior executive officers of the Surviving Corporation at the Effective Time shall be as set forth below:

Stephen L. Brown	Executive Chairman
William Avery	President and Chief Executive Officer
Spencer L. Brown	Executive Vice President
Hiram Lazar	Chief Financial Officer

      Each such officer will hold office from the Effective Time until his respective successor is duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation or Bylaws of the Surviving Corporation, or as otherwise provided by applicable law. The names, titles and responsibilities of the other individuals who initially will hold officerships with the Surviving Corporation shall be determined by the Board of Directors of the Surviving Corporation following the Effective Time.

      1.8 Effect on Franklin Capital Stock.

(a) Outstanding Franklin Common Stock. The shares of Common Stock, $1.00 par value per share, of Franklin (“Franklin Common Stock”) shall be unaffected by the Merger, and each share of Franklin Common Stock issued and outstanding immediately prior to the Effective Time (other than any Franklin Common Stock held by CTPI or any affiliate of CTPI) shall, immediately following the Merger, represent one share of common stock, $.01 par value per share (“Surviving Corporation Common Stock”), of the Surviving Corporation.

(b) Outstanding Franklin Convertible Preferred Stock. Shares of Series A Convertible Preferred Stock of Franklin, $1.00 par value per share (“Franklin Convertible Preferred Stock”), shall be unaffected by the Merger, and each such share of Franklin Convertible Preferred Stock issued and outstanding immediately prior to the Effective Time shall, immediately following the Merger, represent one share of the Series A Convertible Preferred Stock, $1.00 par value per share (“Surviving Corporation Series A Preferred Stock”), of the Surviving Corporation.

      1.9 Effect on CTPI Capital Stock.

(a) Outstanding CTPI Common Stock. Each 40.985 shares of common stock of CTPI, $.01 par value per share (the “CPTI Common Stock”), issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined in Section 1.11 below, and shares held as treasury shares by CTPI) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into a right to receive one validly issued, fully paid and nonassessable share of Surviving Corporation Common Stock, $.01 par value per share (the “Exchange Ratio”). The shares of Surviving Corporation Common Stock to be issued to holders of shares in accordance with this Section 1.9(a) and the shares of Surviving Corporation Series B Preferred Stock (as hereinafter defined) to be issued to holders of CTPI Series A Preferred Stock (as hereinafter defined) are referred to collectively as the “Merger Consideration.”

(b) Outstanding CTPI Series A Preferred Stock. Each share (other than a Dissenting Share and shares held as treasury shares by CTPI) of CTPI Series A Preferred Stock, $0.10 par value per share (“CTPI Series A Preferred Stock”), outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into a right to receive one validly issued, fully paid and nonassessable share of the Surviving Corporation’s Series B Preferred Stock, $0.10 par value per share (the “Surviving Corporation Series B Preferred Stock”). The Surviving Corporation Series B Preferred Stock shall have substantially identical powers, preferences and relative rights following the Effective Time as CTPI Series A Preferred Stock had prior to the Effective Time.

(c) Treasury Shares. Each share of CTPI Common Stock or CTPI Series A Preferred Stock issued and outstanding immediately prior to the Effective Time which is then held as a treasury share by CTPI shall, by virtue of the Merger and without any action on the part of CTPI, be canceled and retired and cease to exist, without any conversion thereof.

(d) Impact of Stock Splits, etc. In the event of any change in Franklin Common Stock and/or Franklin Convertible Preferred Stock (collectively,

“Franklin Shares”) or CTPI Common Stock and/or CTPI Series A Preferred Stock (collectively, “CTPI Shares”) between the date of this Agreement and the Effective Time of the Merger by reason of any stock split, stock dividend, subdivision, reclassification, recapitalization, combination, exchange of shares or the like, the number and class of shares of Surviving Corporation Common Stock and Surviving Corporation Series B Preferred Stock to be issued and delivered in the Merger in exchange for each outstanding share as provided in this Agreement shall be proportionately adjusted.

      1.10 Exchange of Certificates.

(a) Paying Agent. As of the Effective Time, the Surviving Corporation shall deposit with its transfer agent and registrar (the “Paying Agent”), for the benefit of the holders of the CTPI Shares, other than holders of Dissenting Shares, certificates, representing the shares of Surviving Corporation Common Stock and Surviving Corporation Series B Preferred Stock to be issued to such holders pursuant to Section 1.9 (such certificates together with any dividends or distributions with respect to such certificates being hereinafter referred to as the “Payment Fund”).

(b) Exchange Procedures. As soon as practicable after the Effective Time, each holder of an outstanding certificate or certificates which prior thereto represented CTPI Shares shall, upon surrender to the Paying Agent of such certificate or certificates and acceptance thereof by the Paying Agent, be entitled to a certificate representing that number of whole shares of Surviving Corporation Common Stock or Surviving Corporation Series B Preferred Stock, as applicable, which the aggregate number of CTPI Shares previously represented by such certificate or certificates surrendered shall have been converted into the right to receive pursuant to Section 1.9 of this Agreement (with respect to the Surviving Corporation Common Stock as provided in Section 1.10(f) below). The Paying Agent shall accept such certificates upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect an orderly exchange thereof in accordance with its normal exchange practices. If the Merger Consideration (or any portion thereof) is to be delivered to any person other than the person in whose name the certificate or certificates representing CTPI Shares surrendered in exchange therefor is registered, it shall be a condition to such exchange that the certificate or certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such exchange shall pay to the Paying Agent any transfer or other taxes required by reason of the payment of such consideration to a person other than the registered holder of the certificate(s) surrendered, or shall establish to the satisfaction of the Paying Agent that such tax has been paid or is not applicable. After the Effective Time, there shall be no further transfer on the records of CTPI or its transfer agent of certificates representing CTPI Shares and if such certificates are presented to CTPI for transfer, they shall be canceled against delivery of the Merger Consideration as hereinabove provided. Until surrendered as contemplated by this Section 1.10(b), each certificate representing CTPI Shares (other than certificates representing treasury shares to be canceled in accordance with Section 1.9(c) and Dissenting Shares), shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration, without any interest thereon, as contemplated by Section 1.9.

(c) Letter of Transmittal. Promptly after the Effective Time (but in no event more than five business days thereafter), the Surviving Corporation shall require the Paying Agent to mail to each record holder of certificates that immediately prior to the Effective Time represented CTPI Shares which have been converted as a result of the Merger pursuant to Section 1.9, a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of certificates representing CTPI Shares to the Paying Agent, and which shall be in such form and have such provisions as the Surviving Corporation reasonably may specify) and instructions for use in surrendering such certificates and receiving the consideration to which such holder shall be entitled therefor pursuant to Section 1.9.

(d) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to Surviving Corporation Common Stock or Surviving Corporation Series B Preferred Stock with a record date after the Effective Time shall be paid to the holder of any certificate that immediately prior to the Effective Time represented CTPI Shares which have been converted pursuant to Section 1.9, until the surrender for exchange of such certificate in accordance with this Article I.

Following surrender for exchange of any such certificate, there shall be paid to the holder of such certificate, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to the number of whole shares of Surviving Corporation Common Stock or Surviving Corporation Series B Preferred Stock into which CTPI Shares represented by such certificate immediately prior to the Effective Time were converted pursuant to Section 1.9, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time, but prior to such surrender, and with a payment date subsequent to such surrender, payable with respect to such whole shares of Surviving Corporation Common Stock or Surviving Corporation Series B Preferred Stock.

(e) No Further Ownership Rights in CTPI Shares. The Merger Consideration (or, in respect of Dissenting Shares, the cash payment therefor) paid upon the surrender for exchange of certificates representing CTPI Shares in accordance with the terms of this Article I shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to CTPI Shares theretofore represented by such certificates, subject, however, to the Surviving Corporation’s obligation (if any) to pay any dividend or make any other distributions with a record date prior to the Effective Time which may have been declared by CTPI on CTPI Shares in accordance with the terms of this Agreement (or, with respect to CTPI Shares in accordance with their respective terms) or prior to the date of this Agreement and which remain unpaid at the Effective Time.

(f) No Fractional Shares. No certificates or scrip representing fractional shares of Surviving Corporation Common Stock shall be issued upon the surrender for exchange of certificates that immediately prior to the Effective Time represented shares of CTPI Common Stock which have been converted pursuant to Section 1.9(a). Each holder of CTPI Common Stock who would otherwise have been entitled to receive a fraction of a share of Surviving Corporation Common Stock (after taking into account all certificates delivered by such holder) shall receive one whole share of the Surviving Corporation Common

Stock for each fraction of a share of Surviving Corporation Common Stock the holder of CTPI Common Stock would have otherwise been entitled to receive.

(g) Termination of Payment Fund. Any portion of the Payment Fund which remains undistributed to the holders of the certificates representing CTPI Shares for 120 days after the Effective Time shall be delivered to the Surviving Corporation, upon demand, and any holders of CTPI Shares who are not theretofore complied with this Article I shall thereafter look only to the Surviving Corporation and only as general creditors thereof for payment of their claims for any Merger Consideration and any dividends or distributions with respect to Surviving Corporation Common Stock or Surviving Corporation Series B Preferred Stock.

(h) No Liability. None of Franklin, CTPI, the Surviving Corporation or the Paying Agent, shall be liable to any person in respect of any cash, shares, dividends or distributions payable from the Payment Fund delivered to a public official pursuant to any applicable abandoned property, escheat, or similar law. If any certificates representing CTPI Shares shall not have been surrendered prior to five years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration in respect of such certificate would otherwise escheat to or become the property of any Governmental Entity (as defined in Section 2.3)), any such cash, shares, dividends or distributions payable in respect of such certificate shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all Claims or interest of any person previously entitled thereto.

      1.11 Dissenting Shares. Notwithstanding anything herein to the contrary in this Agreement, CTPI Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto and who properly demands in writing appraisal of such CTPI Shares in accordance with Section 262 of the Delaware Code and who shall not have withdrawn such demand or otherwise have forfeited appraisal rights (“Dissenting Shares”), shall not be converted into or represent the right to receive the Merger Consideration therefor. In lieu thereof, such stockholders shall be entitled to receive payment of the appraised value of such CTPI Shares held by them in accordance with the provisions of Section 262 of the Delaware Code, except that all Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such securities under Section 262 shall thereupon be deemed to have been converted into, as of the Effective Time, the right to receive, without any interest thereon, the applicable Merger Consideration, upon surrender, in the manner provided in this Article I, of the certificate or certificates that formerly represented such CTPI Shares. CTPI shall take all actions required to be taken by it in accordance with Section 262(d)(1) of the Delaware Code with respect to the holders of CTPI Shares as of the record date for the CTPI Stockholders Meeting (as defined in Section 4.2(a)) and shall otherwise comply with the provisions of Section 262 of the Delaware Code. The Surviving Corporation shall, within ten days after the Effective Time, take all actions required to be taken by it pursuant to Section 262(d)(2) of the Delaware Code with respect to all holders of record, as of the Effective Time, of CTPI Shares. CTPI shall give Franklin prompt written notice of any demands for appraisal received by CTPI with respect to CTPI Shares, withdrawals of such demands, and any other instruments served pursuant to Delaware law and received by CTPI, and Franklin shall have the right to participate in all negotiations and proceedings with respect to such demands. Prior to the

Effective Time, CTPI shall not, except with the prior written consent of Franklin, make any payments with respect to any demands for appraisal, or settle or offer to settle, any such demands.

      1.12 Withholding Rights. The Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of CTPI Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, the rules and regulations thereunder, or any provision of a Tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of CTPI Shares in respect to which such deduction and withholding was made by the Surviving Corporation or the Paying Agent, as the case may be.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF FRANKLIN

      Franklin hereby represents and warrants to CTPI as follows:

      2.1 Organization, Standing and Corporate Power. Franklin and each of its Significant Subsidiaries (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power and authority to carry on its business as now being conducted. Franklin and each of its Significant Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, properties, results of operations, or condition (financial or otherwise) of Franklin and its subsidiaries, considered as a whole (a “Franklin Material Adverse Effect”). Franklin has delivered to CTPI complete and correct copies of the Franklin Certificate of Incorporation and Bylaws, as amended to the date of this Agreement. For purposes of this Agreement, a “Significant Subsidiary” of any person means any subsidiary of such person that would constitute a “significant subsidiary” within the meaning of Rule 1-02 of Regulation S-K of the Securities and Exchange Commission (the “SEC”).

      2.2 Capital Structure. The authorized capital stock of Franklin consists of (i) 5,000,000 shares of Franklin Common Stock and (ii) 5,000,000 shares of Franklin Series A Convertible Preferred Stock. At the close of business on November 29, 2001: (i) 1,074,700 shares of Franklin Common Stock were issued and outstanding, 30,000 shares of Franklin Common Stock were issuable pursuant to outstanding options to purchase Franklin Common Stock (“Franklin Stock Options”), and 123,375 shares of Franklin Common Stock were issuable upon conversion of outstanding shares of Franklin Series A Convertible Preferred Stock; and (ii) 16,450 shares of Franklin Series A Convertible Preferred Stock were issued and outstanding. Except as set forth above, at the close of business on November 29, 2001, no shares of capital stock or other equity securities of Franklin were authorized, issued, reserved for issuance or outstanding. All outstanding shares of capital stock of Franklin are, and all shares which may be issued pursuant to Franklin’s stock option plans, as amended to the date hereof (the “Franklin Stock Option Plans”), or any outstanding Franklin Stock Options will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. The Franklin Disclosure Letter accurately sets forth information concerning Franklin Stock Options outstanding as of

November 29, 2001, including information as to the exercise price, expiration date, number outstanding, and number of Franklin Stock Options which are vested and unvested. No bonds, debentures, notes or other indebtedness of Franklin or any subsidiary of Franklin having the right to vote (or are convertible into, or exchangeable for, securities having the right to vote) on any matters on which the stockholders of Franklin or any subsidiary of Franklin may vote are issued or outstanding. All the outstanding shares of capital stock of each subsidiary of Franklin have been validly issued and are fully paid and nonassessable and are owned by Franklin, by one or more wholly-owned subsidiaries of Franklin or by Franklin and one or more such wholly-owned subsidiaries, free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, “Liens”), except for Liens that, individually or in the aggregate, could not reasonably be expected to have a Franklin Material Adverse Effect. Except as set forth above, neither Franklin nor any subsidiary of Franklin had outstanding any option, warrant, subscription or other right, agreement or commitment that either (i) obligates Franklin or any subsidiary of Franklin to issue, sell or transfer, repurchase, redeem or otherwise acquire or vote any shares of the capital stock of Franklin or any subsidiary of Franklin or (ii) restricts the transfer of Franklin Shares. No shares of capital stock of Franklin are owned of record or beneficially by any subsidiary of Franklin. Since the close of business on November 29, 2001 to the date hereof, neither Franklin nor any subsidiary of Franklin has issued any capital stock or securities or other rights convertible into or exercisable or exchangeable for shares of such capital stock other than securities issued upon the exercise of Franklin Stock Options outstanding on November 29, 2001 or upon conversion of shares of Franklin Series A Convertible Preferred Stock outstanding on November 29, 2001.

      2.3 Authority; Noncontravention. Franklin has the requisite corporate power and authority to enter into this Agreement and, subject to the approval of its stockholders as set forth in Section 6.1(a) with respect to the consummation of the Merger and terminating Franklin’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Franklin Stockholder Approval”), to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Franklin and the consummation by Franklin of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Franklin, subject, in the case of the Merger and issuance of the Merger Consideration, to the Franklin Stockholder Approval. This Agreement has been duly executed and delivered by Franklin and, assuming this Agreement constitutes the valid and binding agreement of CTPI, constitutes a valid and binding obligation of Franklin, enforceable against Franklin in accordance with its terms except that the enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions hereof will not, (i) conflict with any of the provisions of the Franklin Certificate of Incorporation or the Bylaws of Franklin or the comparable documents of any subsidiary of Franklin, (ii) subject to the governmental filings and other matters referred to in the following sentence, conflict with, result in a breach of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or require the consent of any person under, any indenture or other agreement, permit, concession, franchise, license or similar instrument or undertaking to which Franklin or any of its subsidiaries is a party or by which Franklin or any of its subsidiaries or any of their assets is bound or affected, (iii) result in an obligation by Franklin, the Surviving Corporation or any of their respective subsidiaries to redeem, repurchase or retire (or offer to redeem, repurchase or retire) any outstanding debt or equity security of Franklin, the Surviving Corporation or any of their respective subsidiaries, or (iv) subject to the governmental filings and other matters referred to in the following sentence, contravene any law, rule or regulation of any state or of the United States or any political subdivision thereof or therein, or any order, writ, judgment, injunction, decree, determination or award currently in effect, except in the case of this clause (iv), for breaches that, individually or in the aggregate, could not reasonably be expected to have a Franklin Material Adverse Effect or to materially hinder Franklin’s ability to consummate the transactions contemplated by this Agreement. No consent, approval or authorization of, or declaration or filing with, or notice to, any governmental agency or regulatory authority (a “Governmental Entity”) which has not been received or made, is required by or with respect to Franklin or any of its subsidiaries in connection with the execution and delivery of this Agreement by Franklin or the consummation by Franklin of the transactions contemplated hereby, except for (i) the filing of (x) the registration statement on Form S-4 or Form N-14, whichever shall be applicable, to be filed with the SEC by Franklin in connection with the issuance of Surviving Corporation Common Stock and, if required to be registered under the Securities Act, the Surviving Corporation Series B Preferred Stock in the Merger (the “Registration Statement”) and the declaration of effectiveness of the Registration Statement by the SEC, (y) a proxy statement to be filed with the SEC by Franklin relating to the Franklin Stockholder Approval (such proxy statement, together with the proxy statement relating to the approval of this Agreement and the Merger by the holders of the CTPI Shares (the “CTPI Stockholder Approval”), in each case as amended or supplemented from time to time, the “Joint Proxy Statement”), and (z) such reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as may be required in connection with this Agreement and the transactions contemplated by this Agreement, and (ii) the filing of the certificate of merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which CTPI is qualified to do business.

      2.4 SEC Documents. (i) Since January 1, 2000 Franklin has filed all required reports, schedules, forms, statements and other documents with the SEC (such reports, schedules, forms, statements and other documents are hereinafter referred to as the “SEC Documents”); (ii) as of their respective dates, the SEC Documents filed by Franklin since January 1, 2000 complied with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, or the 1940 Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents filed by Franklin since January 1, 2000 as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) the consolidated financial statements of Franklin included in the SEC Documents filed by Franklin since January 1, 2000 comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Rule 10-01 of Regulation S-X) and fairly present, in all material respects, the consolidated financial position of Franklin and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (on the basis stated therein and subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments). Franklin satisfies all eligibility requirements established under the Securities Act for the use of the Form S-3 Securities Act registration form.

      2.5 Absence of Certain Changes or Events. Except as disclosed in the SEC Documents filed by Franklin since January 1, 2000 and publicly available prior to the date of this Agreement (the “Franklin Filed SEC Documents”) or as disclosed in Franklin’s Disclosure Letter attached hereto (the “Franklin Disclosure Letter”), since the date of the most recent audited financial statements included in the Franklin Filed SEC Documents, Franklin and its subsidiaries have conducted their business only in the ordinary course, and there has not been (i) any change which could reasonably be expected to have a Franklin Material Adverse Effect (including as a result of the consummation of the transactions contemplated by this Agreement), (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of Franklin’s currently outstanding capital stock (other than the payment of regular cash dividends on Franklin’s Convertible Preferred Stock in accordance with usual record and payment dates), (iii) any split, combination or reclassification of any of its outstanding capital stock or any issuance of any other securities in respect of, in lieu of or in substitution for shares of its outstanding capital stock, (iv) (x) any granting by Franklin or any of it subsidiaries to any director, officer or other employee or independent contractor of Franklin or any of its subsidiaries of any increase in compensation or acceleration of benefits, except in the ordinary course of business consistent with prior practice or as was required under employment agreements in effect as of the date of the most recent audited financial statements included in the Franklin Filed SEC Documents, (y) any granting by Franklin or any of its subsidiaries to any director, officer or other employee or independent contractor of any increase in, or acceleration of benefits in respect of, severance or termination pay, or pay in connection with any change of control of Franklin, except in the ordinary course of business consistent with prior practice or as was required under any employment, severance or termination agreements in effect as of the date of the most recent audited financial statements included in the Franklin Filed SEC Documents or (z) any entry by Franklin or any of its subsidiaries into any employment, severance, change of control, or termination or similar agreement with any director, executive officer or other employee or independent contractor, or (v) any change in accounting methods, principles or practices by Franklin or any of its subsidiaries materially affecting its assets, liability or business, except insofar as may have been required by a change in generally accepted accounting principles.

      2.6 No Extraordinary Payments or Change in Benefits. Except as disclosed in the Franklin Filed SEC Documents or in the Franklin Disclosure Letter, no current or former director, officer, employee or independent contractor of Franklin or any of its subsidiaries is entitled to receive any payment under any agreement, arrangement or policy (written or oral) relating to employment, severance, change of control, termination, stock options, stock purchases, compensation, deferred compensation, fringe benefits or other employee benefits currently in effect (collectively, the “Franklin Benefit Plans”), nor will any benefit received or to be received by any current or former director, officer, employee or independent contractor of Franklin or any of its subsidiaries under any Franklin Benefit Plan be accelerated or modified, as a result of or in connection with the execution and delivery of, or the consummation of the transactions contemplated by, this Agreement.

      2.7 Voting Requirements. The affirmative vote of the holders of at least a majority of the votes entitled to be cast by the holders of the outstanding Franklin Common Stock, entitled to vote thereon at the Franklin Stockholders Meeting (as hereinafter defined) with respect to the (i) approval of this Agreement, the Merger and the issuance of the Merger Consideration and (ii) terminating Franklin’s registration under the 1940 Act, are the only votes of the holders of any class or series of Franklin’s capital stock necessary to approve this Agreement and the transactions contemplated by this Agreement.

      2.8 State Takeover Statutes. The Board of Directors of Franklin has approved the terms of this Agreement and the consummation of the transactions contemplated by this Agreement and such approval is sufficient to render inapplicable to the Merger and the other transactions contemplated by this Agreement the provisions of Section 203 of the Delaware Code. To Franklin’s knowledge, no other state takeover statute or similar statute or regulation applies or purports to apply to the Merger, this Agreement or any of the transactions contemplated by this Agreement and no provision of the Franklin Certificate of Incorporation, the Bylaws of Franklin or other governing instrument of Franklin or any of its subsidiaries would, directly or indirectly, restrict or impair the ability of Franklin or CTPI to consummate the transactions contemplated by this Agreement.

      2.9 Brokers. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried out by Franklin directly with CTPI, without the intervention of any person on behalf of Franklin in such a manner as to give rise to any valid claim by any person against Franklin, CTPI, the Surviving Corporation or any subsidiary of any of them for a finder’s fee, brokerage commission, or similar payment.

      2.10 Compliance with Applicable Laws. Each of Franklin and its subsidiaries has in effect all Federal, state, local and foreign governmental approvals, authorizations, certificates, filings, franchises, licenses, notices, permits and rights (“Permits”) necessary for it to own, lease or operate its properties and assets and to carry on its business as now conducted other than such Permits the absence of which would not, individually or in the aggregate, have a Franklin Material Adverse Effect, and there has occurred no default under any such Permit other than such defaults which, individually or in the aggregate, would not have a Franklin Material Adverse Effect. Except as disclosed in the Franklin Filed SEC Documents, Franklin and its subsidiaries are in compliance with all applicable statutes, laws, ordinances, rules orders and regulations of any Governmental Entity, except for such noncompliance which individually or in the aggregate would not have a Franklin Material Adverse Effect.

      2.11 Absence of Undisclosed Liabilities. Except as disclosed in the Franklin Filed SEC Documents, and except for liabilities contemplated by this Agreement or otherwise disclosed in the Franklin Disclosure Letter, Franklin and its subsidiaries do not have any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise) (i) required by GAAP to be reflected on a consolidated balance sheet of Franklin and its consolidated subsidiaries or in the notes, exhibits or schedules thereto or (ii) which reasonably could be expected to have a Franklin Material Adverse Effect.

      2.12 Litigation. Except as disclosed in the Franklin Filed SEC Documents or in the Franklin Disclosure Letter, there is no litigation, administrative action, arbitration or other proceeding pending against Franklin or any of its subsidiaries or, to the knowledge of Franklin, threatened that, individually or in the aggregate, could reasonably be expected to (i) have a Franklin Material Adverse Effect or (ii) prevent, or significantly delay the consummation of the transactions contemplated by this Agreement. Except as set forth in the Franklin Filed SEC Documents, there is no judgment, order, injunction or decree of any Governmental Entity outstanding against Franklin or any of its subsidiaries that, individually or in the aggregate, could reasonably be expected to have any effect referred to in the foregoing clauses (i) and (ii) of this Section 2.12.

      2.13 Transactions with Affiliates. Other than the transactions contemplated by this Agreement and except to the extent disclosed in the Franklin Filed SEC Documents or in the Franklin Disclosure Letter, there have been no transactions, agreements, arrangements or understandings between Franklin or its subsidiaries, on the one hand, and Franklin’s affiliates (other than subsidiaries of Franklin) or any other person, on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.

      2.14 Investment Company Act. At the Effective Time, neither Franklin nor any Franklin subsidiary will be an “investment company” or a company “controlled” by, or an “affiliated company” with respect to, an “investment company,” within the meaning of the 1940 Act and neither Franklin nor any Franklin subsidiary shall be registered under the 1940 Act.

      2.15 Taxes. (a) Each of Franklin and the Franklin Subsidiaries has timely filed or caused to be timely filed all material Tax Returns (as defined below) required to be filed by it and for any partnerships for which any of them is a general partner (after giving effect to any filing extension properly granted by a Governmental Entity having authority to do so) and has paid (or Franklin has paid on its behalf) all Taxes (as defined below) required to be paid as shown on such returns and all such Tax Returns were, when filed, complete and accurate in all material respects, except where the failure to file such Tax Returns, the failure to pay such Taxes and the failure of such Tax Returns to be complete and accurate in all material respects could not be reasonably expected to have a Franklin Material Adverse Effect. No material deficiencies for any Taxes have been or are currently being proposed, asserted or assessed in writing, or to the Knowledge of Franklin, threatened in writing by any taxing authority against Franklin or any Franklin Subsidiary. Neither Franklin nor a Franklin Subsidiary has executed or filed with any taxing authority any agreement now in effect extending the period for assessment of Taxes. No Tax Returns of Franklin or any Franklin Subsidiary have been or are currently being audited by any applicable taxing authority, and neither Franklin nor any Franklin Subsidiary has received any written notice that such audit is contemplated. There are no material Tax liens on any properties of Franklin or any Franklin Subsidiary other than liens for current Taxes not yet due and payable. The most recent audited financial statements contained in the Franklin SEC Documents reflect an adequate accrual in accordance with GAAP for all Taxes and deferred Taxes payable by Franklin and its Subsidiaries for all taxable periods and portions thereof through the date of such financial statements. Except as would not have a Franklin Material Adverse Effect, Franklin and each Franklin Subsidiary have complied with all applicable Laws relating to the payment, collection, withholding and deposit, as the case may be, of Taxes and, to the extent required, have paid over to the appropriate governmental authorities or are properly holding for such payment all taxes, unemployment insurance and other amounts required by law to be withheld or collected.

(b) Franklin is not required to include in income any material amount for an adjustment pursuant to Section 481 of the Code, and except as set forth in the Franklin Disclosure Letter, is neither a party to nor obligated under any agreement or other arrangement providing for the payment of any amount that is not or would not be deductible by Franklin by reason of Section 280G of the Code or Section 162(m) of the Code.

(c) Neither Franklin nor any Franklin Subsidiary has taken or will take any action prior to the Closing Date that would create a material risk that the Merger would not qualify as a reorganization within the meaning of Section 368(a) of the Code.

(d) Neither Franklin nor any Franklin Subsidiary is a party to or has any obligation under any Tax sharing agreements or similar contract or arrangement that would have a Franklin Material Adverse Effect. Neither Franklin nor any Franklin Subsidiary has any material liability for Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise, that would have a Franklin Material Adverse Effect.

(e) No closing agreement pursuant to Section 712l of the Code (or any similar provision of state, local or foreign law) has been entered into by Franklin or any Franklin Subsidiary that would have a Franklin Material Adverse Effect.

(f) As used in this Agreement, “Tax” or “Taxes” means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not. “Tax Returns” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF CTPI

      CTPI hereby represents and warrants to Franklin as follows:

      3.1 Organization, Standing and Corporate Power. CTPI and each of its Significant Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power and authority to carry on its business as now being conducted. CTPI and each of its Significant Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, properties, results of operations or condition (financial or otherwise) of CTPI and its subsidiaries, considered as a whole (a “CTPI Material Adverse Effect”). CTPI has delivered to

Franklin complete and correct copies of its Certificate of Incorporation and Bylaws, as amended to the date of this Agreement.

      3.2 CTPI Capital Structure. The authorized capital stock of CTPI consists of (i) 500,000,000 shares of CTPI Common Stock, $0.01 par value per share; (ii) 300,000 shares of CTPI Series A Preferred Stock, $0.10 par value per share; (iii) 4,000,000 shares of Series B Preferred Stock of CTPI, $0.10 par value per share (“CTPI Series B Preferred Stock”), and (iv) 700,000 shares of CTPI Blank Check Preferred Stock, $0.10 par value per share. At the close of business on November 29, 2001: (i) 179,397,920 shares of CTPI Common Stock were issued and outstanding; (ii) 2,300,000 shares of CTPI Common Stock were held as issued to shareholders of Iguana Studios, Inc. but are being held in escrow and are expected to be released on March 2, 2002; (iii) 715,172 shares of CTPI Common Stock were held as issued to shareholders of Canned Interactive, Inc. but are being held in escrow and are expected to be released on June 12, 2002; (iv) 16,394,180 shares of CTPI Common Stock were issuable pursuant to outstanding options to purchase shares of CTPI Common Stock (“CTPI Stock Options”); (v) 41,325,001 shares of CTPI Common Stock were issuable pursuant to outstanding warrants to purchase shares of CTPI Common Stock (“CTPI Warrants”); (vi) 645 shares of CTPI Common Stock were reserved for issuance upon conversion of outstanding shares of CTPI Series A Preferred Stock; (vii) 645 shares of CTPI Series A Preferred Stock were issued and outstanding, and (viii) no shares of CTPI Series B Preferred Stock were issued and outstanding. Except as set forth above, at the close of business on November 29, 2001, no shares of capital stock or other equity securities of CTPI were authorized, issued, reserved for issuance or outstanding. All outstanding shares of capital stock of CTPI, and all shares which may be issued pursuant to CTPI’s stock option plans, as amended to the date hereof (the “CTPI Stock Option Plans”) or any outstanding CTPI Stock Options will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. The CTPI Disclosure Letter accurately sets forth information concerning CTPI Stock Options and CTPI Warrants outstanding as of November 29, 2001, including information as to the exercise price, expiration date, number outstanding, and number of CTPI Stock Options which are vested and unvested. No bonds, debentures, notes or other indebtedness of CTPI or any subsidiary of CTPI having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the stockholders of CTPI or any subsidiary of CTPI may vote are issued or outstanding. All the outstanding shares of capital stock of each subsidiary of CTPI have been validly issued and are fully paid and nonassessable and are owned by CTPI or its subsidiaries, free and clear of all Liens, except for Liens that, individually or in the aggregate, could not reasonably be expected to have a CTPI Material Adverse Effect. Except as set forth above, neither CTPI nor any subsidiary of CTPI has any outstanding option, warrant, subscription or other right, agreement or commitment that either (i) obligates CTPI or any subsidiary of CTPI to issue, sell or transfer, repurchase, redeem or otherwise acquire or vote any shares of the capital stock of CTPI or any subsidiary of CTPI or (ii) restricts the transfer of CTPI Shares. No shares of capital stock of CTPI are owned of record or beneficially by any subsidiary of CTPI. Since the close of business on November 29, 2001 to the date hereof, neither CTPI nor any subsidiary of CTPI has issued any capital stock or securities or other rights convertible into or exercisable or exchangeable for capital stock other than securities issued upon the exercise of CTPI Stock Options or CTPI Warrants outstanding on November 29, 2001 or upon conversion of shares of CTPI Series A Preferred Stock outstanding on November 29, 2001.

      3.3 Authority; Noncontravention. CTPI has all requisite corporate power and authority to enter into this Agreement and, subject to CTPI Stockholder Approval, to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by CTPI and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of CTPI, subject, in the case of the consummation of the Merger, to CTPI Stockholder Approval. This Agreement has been duly executed and delivered by CTPI and, assuming this Agreement constitutes the valid and binding agreement of Franklin, constitutes a valid and binding obligation of CTPI, enforceable against CTPI in accordance with its terms except that the enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not (i) conflict with any of the provisions of the Certificate of Incorporation or Bylaws of CTPI or the comparable documents of any subsidiary of CTPI, (ii) subject to the governmental filings and other matters referred to in the following sentence, conflict with, result in a breach of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or require the consent of any person under, any indenture, or other agreement, permit, concession, franchise, license or similar instrument or undertaking to which CTPI or any of its subsidiaries is a party or by which CTPI or any of its subsidiaries or any of their assets is bound or affected, (iii) except as may be the case with respect to Dissenting Shares, result in an obligation by CTPI, the Surviving Corporation or any of their respective subsidiaries to redeem, repurchase or retire (or offer to redeem, repurchase or retire) any outstanding debt or equity security of CTPI, the Surviving Corporation or any of their respective subsidiaries, or (iv) subject to the governmental filings and other matters referred to in the following sentence, contravene any law, rule or regulation of any state or of the United States or any political subdivision thereof or therein, or any order, writ, judgment, injunction, decree, determination or award currently in effect, except, in the case of this clause (iv), for breaches that, individually or in the aggregate, could not reasonably be expected to have a CTPI Material Adverse Effect or to materially hinder CTPI’s ability to consummate the transactions contemplated by this Agreement. No consent, approval or authorization of, or declaration or filing with, or notice to, any Governmental Entity which has not been received or made is required by or with respect to CTPI in connection with the execution and delivery of this Agreement by CTPI or the consummation by CTPI of any of the transactions contemplated by this Agreement, except for (i) the Joint Proxy Statement relating to CTPI Stockholder Approval and such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, and (ii) the filing of the certificate of merger with the Delaware Secretary of State, and appropriate documents with the relevant authorities of the other states in which CTPI is qualified to do business.

      3.4 SEC Documents. Since January 1, 2000, CTPI and its subsidiaries have filed all required SEC Documents. As of their respective dates, the SEC Documents filed by CTPI since January 1, 2000 complied with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of SEC Documents filed by CTPI since January 1, 2000 as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of CTPI included in SEC Documents filed by CTPI since January 1, 2000 comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Rule 10-01 of Regulation S-X) and fairly present, in all material respects, the consolidated or combined financial position of CTPI and its subsidiaries as of the dates thereof and the consolidated or combined results of their operations and cash flows for the periods then ended (on the basis stated therein and subject, in the case of unaudited statements, to normal year-end audit adjustments). CTPI satisfies all eligibility requirements established under the Securities Act for the use of the Form S-3 Securities Act registration form.

      3.5 Absence of Certain Changes or Events. Except as disclosed in SEC Documents filed by CTPI since January 1, 2000, and publicly available prior to the date of this Agreement (the “CTPI Filed SEC Documents”) or as disclosed in CTPI’s Disclosure Letter attached hereto (the “CTPI Disclosure Letter”), since the date of the most recent audited financial statements included in the CTPI Filed SEC Documents, CTPI and its subsidiaries have conducted their business only in the ordinary course, and there has not been (i) any change which could reasonably be expected to have a CTPI Material Adverse Effect (including as a result of the consummation of the transactions contemplated by this Agreement), (ii) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to any of CTPI’s outstanding capital stock (other than the payment of regular cash dividends on CTPI Series A Preferred Stock in accordance with usual record and payment dates), (iii) any split, combination or reclassification of any of its outstanding capital stock or any issuance of any other securities in respect of, in lieu of or in substitution for shares of its outstanding capital stock, (iv) (x) any granting by CTPI or any of its subsidiaries to any director, officer or other employee or independent contractor of CTPI or any of its subsidiaries of any increase in compensation or acceleration of benefits, except in the ordinary course of business consistent with prior practice or as was required under employment agreements in effect as of the date of the most recent audited financial statements included in the CTPI Filed SEC Documents, (y) any granting by CTPI or any of its subsidiaries to any director, officer or other employee or independent contractor of any increase in, or acceleration of benefits in respect of, severance or termination pay, or pay in connection with any change of control of CTPI, except in the ordinary course of business consistent with prior practice or as was required under any employment, severance or termination agreements in effect as of the date of the most recent audited financial statements included in the CTPI Filed SEC Documents or (z) any entry by CTPI or any of its subsidiaries into any employment, severance, change of control, or termination or similar agreement with any director, executive officer or other employee or independent contractor, or (v) any change in accounting methods, principles or practices by CTPI or any of its subsidiaries materially affecting its assets, liability or business, except insofar as may have been required by a change in generally accepted accounting principles.

      3.6 No Extraordinary Payments or Change in Benefits. Except as disclosed in the CTPI Filed SEC Documents or in the CTPI Disclosure Letter, no current or former director, officer, employee or independent contractor of CTPI or any of its subsidiaries is entitled to receive any payment under any agreement, arrangement or policy (written or oral) relating to employment, severance, change of control, termination, stock options, stock purchases, compensation, deferred compensation, fringe benefits or other employee benefits currently in effect (collectively, the “CTPI Benefit Plans”), nor will any benefit received or to be received by any current or former director, officer, employee or independent contractor of CTPI or any of its subsidiaries under any CTPI Benefit Plan be accelerated or modified, as a result of or in connection with the execution and delivery of, or the consummation of the transactions contemplated by, this Agreement.

      3.7 Voting Requirements. The affirmative vote of the holders of at least a majority of the votes entitled to be cast by the holders of the outstanding CTPI Shares, entitled to vote thereon at the CTPI Stockholders Meeting (as hereinafter defined) with respect to the approval of this Agreement, is the only vote of the holders of any class or series of CTPI’s capital stock necessary to approve this Agreement and the transactions contemplated by this Agreement.

      3.8 State Takeover Statutes. To CTPI’s knowledge, no state takeover statute or similar statute or regulation applies or purports to apply to the Merger, this Agreement or any of the transactions contemplated by this Agreement and no provision of the Certificate of Incorporation of CTPI, the Bylaws of CTPI or other governing instrument of CTPI or any of its subsidiaries would, directly or indirectly, restrict or impair the ability of CTPI or Franklin to consummate the transactions contemplated by this Agreement.

      3.9 Brokers. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried out by CTPI directly with Franklin, without the intervention of any person on behalf of CTPI in such a manner as to give rise to any valid claim by any person against CTPI, Franklin, the Surviving Corporation or any subsidiary of any of them for a finder’s fee, brokerage commission, or similar payment.

      3.10 Compliance with Applicable Laws. Each of CTPI and its subsidiaries has in effect all Federal, state, local and foreign governmental Permits necessary for it to own, lease or operate its properties and assets and to carry on its business as now conducted other than such Permits the absence of which would not, individually or in the aggregate, have a CTPI Material Adverse Effect, and there has occurred no default under any such Permit other than such defaults which, individually or in the aggregate, would not have a CTPI Material Adverse Effect. Except as disclosed in the CTPI Filed SEC Documents, CTPI and its subsidiaries are in compliance with all applicable statutes, laws, ordinances, rules orders and regulations of any Governmental Entity, except for such noncompliance which individually or in the aggregate would not have a CTPI Material Adverse Effect.

      3.11 Absence of Undisclosed Liabilities. Except as disclosed in the CTPI Filed SEC Documents, and except for liabilities contemplated by this Agreement or otherwise disclosed in the CTPI Disclosure Letter, CTPI and its subsidiaries do not have any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise) (i) required by GAAP to be reflected on a consolidated balance sheet of CTPI and its consolidated subsidiaries or in the notes, exhibits or schedules thereto or (ii) which reasonably could be expected to have a CTPI Material Adverse Effect.

      3.12 Litigation. Except as disclosed in the CTPI Filed SEC Documents or in the CTPI Disclosure Letter, there is no litigation, administrative action, arbitration or other proceeding pending against CTPI or any of its subsidiaries or, to the knowledge of CTPI, threatened that, individually or in the aggregate, could reasonably be expected to (i) have a CTPI Material Adverse Effect or (ii) prevent, or significantly delay the consummation of the transactions contemplated by this Agreement. Except as set forth in the CTPI Filed SEC Documents, there is no judgment, order, injunction or decree of any Governmental Entity outstanding against CTPI or any of its subsidiaries that, individually or in the aggregate, could reasonably be expected to have any effect referred to in the foregoing clauses (i) and (ii) of this Section 3.12.

      3.13 Transactions with Affiliates. Other than the transactions contemplated by this Agreement and except to the extent disclosed in the CTPI Filed SEC Documents or in the CTPI Disclosure Letter, there have been no transactions, agreements, arrangements or understandings between CTPI or its subsidiaries, on the one hand, and CTPI’s affiliates (other than subsidiaries of CTPI) or any other person, on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.

      3.14 Investment Company Act. Neither CTPI nor any CTPI Subsidiary is an “investment company” or a company “controlled” by, or an “affiliated company” with respect to, an “investment company,” within the meaning of the 1940 Act.

      3.15 Taxes.

(a) Each of CTPI and the CTPI Subsidiaries has timely filed or caused to be timely filed all material Tax Returns required to be filed by it and for any partnerships for which any of them is a general partner (after giving effect to any filing extension properly granted by a Governmental Entity having authority to do so) and has paid (or CTPI has paid on its behalf) all Taxes required to be paid as shown on such returns and all such Tax Returns were, when filed, complete and accurate in all material respects, except where the failure to file such Tax Returns, the failure to pay such Taxes and the failure of such Tax Returns to be complete and accurate in all material respects could not be reasonably expected to have a CTPI Material Adverse Effect. No material deficiencies for any Taxes have been or are currently being proposed, asserted or assessed in writing, or to the Knowledge of CTPI, threatened in writing by any taxing authority against CTPI or any CTPI Subsidiary. Neither CTPI nor a CTPI Subsidiary has executed or filed with any taxing authority any agreement now in effect extending the period for assessment of Taxes. No Tax Returns of CTPI or any CTPI Subsidiary have been or are currently being audited by any applicable taxing authority, and neither CTPI nor any CTPI Subsidiary has received any written notice that such audit is contemplated. There are no material Tax liens on any properties of CTPI or any CTPI Subsidiary other than liens for current Taxes not yet due and payable. The most recent audited financial statements contained in the CTPI SEC Documents reflect an adequate accrual in accordance with GAAP for all Taxes and deferred Taxes payable by CTPI and its Subsidiaries for all taxable periods and portions thereof through the date of such financial statements. Except as would not have a CTPI Material Adverse Effect, CTPI and each CTPI Subsidiary have complied with all applicable Laws relating to the payment, collection, withholding and deposit, as the case may be, of

Taxes and, to the extent required, have paid over to the appropriate governmental authorities or are properly holding for such payment all taxes, unemployment insurance and other amounts required by law to be withheld or collected.

(b) CTPI is not required to include in income any material amount for an adjustment pursuant to Section 481 of the Code, and except as set forth in the CTPI Disclosure Letter, is neither a party to nor obligated under any agreement or other arrangement providing for the payment of any amount that is not or would not be deductible by CTPI by reason of Section 280G of the Code or Section 162(m) of the Code.

(c) Neither CTPI nor any CTPI Subsidiary has taken or will take any action prior to the Closing Date that would create a material risk that the Merger would not qualify as a reorganization within the meaning of Section 368(a) of the Code.

(d) Neither CTPI nor any CTPI Subsidiary is a party to or has any obligation under any Tax sharing agreements or similar contract or arrangement that would have a CTPI Material Adverse Effect. Neither CTPI nor any CTPI Subsidiary has any material liability for Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise, that would have a CTPI Material Adverse Effect.

(e) No closing agreement pursuant to Section 7121 of the Code (or any similar provision of state, local or foreign law) has been entered into by CTPI or any CTPI Subsidiary that would have a CTPI Material Adverse Effect.

      3.16 Sale of Certain InSys and RAND Interests. CTPI has reduced its ownership interests in InSys Technology LLC to 49% and sold its interests in RAND Interactive Corporation (“RAND”) in exchange for a warrant to acquire 30% of RAND.

ARTICLE IV

ADDITIONAL AGREEMENTS

      4.1 Preparation of the Registration Statement and the Joint Proxy Statement; Information Supplied.

(a) As soon as practicable following the date of this Agreement, CTPI and Franklin shall prepare and file with the SEC the Joint Proxy Statement and Franklin shall prepare and file with the SEC the Registration Statement, in which the Joint Proxy Statement will be included as a prospectus. Each of CTPI and Franklin shall use its best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. CTPI will use its best efforts to cause the Joint Proxy Statement to be mailed to CTPI’s stockholders, and Franklin will use its best efforts to cause the Joint Proxy Statement to be mailed to Franklin’s stockholders, in each case as promptly as practicable after the Registration Statement is declared effective under the Securities Act. Franklin shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified or take any action that would subject it to the service of process in suits, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not so subject) required to be taken under any applicable state securities laws in connection with the issuance of Franklin Common Stock and the Surviving Corporation Series B Preferred Stock in the Merger, and CTPI shall furnish all information concerning CTPI and the holders of CTPI Shares as may be reasonably requested in connection with any such action.

(b) CTPI agrees that none of the information supplied or to be supplied by CTPI for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, or (ii) the Joint Proxy Statement will, at the date it is first mailed to CTPI’s stockholders or at the time of the CTPI Stockholders Meeting (as defined in Section 4.2), contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter thereof which has become false or misleading. CTPI agrees that the Joint Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, except with respect to statements made or incorporated by reference therein based on information supplied by Franklin specifically for inclusion or incorporated by reference in the Joint Proxy Statement.

(c) Franklin agrees that none of the information supplied or to be supplied by Franklin for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, or (ii) the Joint Proxy Statement will, at the date the Joint Proxy Statement is first mailed to Franklin’s stockholders, contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter thereof which has become false or misleading. Franklin agrees that the Registration Statement will comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder and the Joint Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, except with respect to statements made or incorporated by reference in either the Registration Statement or the Joint Proxy Statement based on information supplied by CTPI specifically for inclusion or incorporation by reference therein.

      4.2 Meetings of CTPI Stockholders and Franklin Stockholders.

(a) CTPI will take all action necessary in accordance with applicable law and its Certificate of Incorporation and Bylaws to convene a meeting of its stockholders (the “CTPI Stockholders Meeting”) to submit this Agreement, together with the affirmative recommendation of CTPI’s Board of Directors, to

CTPI’s stockholders so that they may consider and vote upon the approval of this Agreement. CTPI will use its best efforts to hold the CTPI Stockholders Meeting as soon as practicable after the date hereof and to obtain the favorable votes of its stockholders.

(b) Franklin will take all action necessary in accordance with applicable law and the Franklin Certificate of Incorporation and the Franklin Bylaws to convene a meeting of its stockholders (the “Franklin Stockholders Meeting”) to submit this Agreement, together with the affirmative recommendation of Franklin’s Board of Directors, to Franklin’s stockholders so that they may consider and vote upon the approval of this Agreement and the termination of Franklin’s registration under the 1940 Act. Franklin will use its best efforts to hold the Franklin Stockholders Meeting as soon as practicable after the date hereof and to obtain the favorable votes of its stockholders.

(c) Each of Franklin and CTPI agrees to cooperate and use its respective best efforts to hold the Franklin Stockholders Meeting and the CTPI Stockholders Meeting on the same day.

      4.3 Access to Information; Confidentiality. Upon reasonable notice, each of CTPI and Franklin shall, and shall cause each of its respective subsidiaries to, afford to the other party and to the officers, employees, counsel, financial advisors and other representatives of such other party reasonable access during normal business hours during the period prior to the Effective Time to all its properties, books, contracts, commitments, personnel and records and, during such period, each of CTPI and Franklin shall, and shall cause each of its respective subsidiaries to, furnish as promptly as practicable to the other party such information concerning its business, properties, financial condition, operations and personnel as such other party may from time to time reasonably request. Except as required by law, each of CTPI and Franklin will hold, and will cause its respective directors, officers, partners, employees, accountants, counsel, financial advisors and other representatives and affiliates to hold, any nonpublic information (including the terms of this Agreement) obtained from Franklin or CTPI, respectively, in confidence to the extent required by and in accordance with the provisions of the letter dated October 19, 2001, between Franklin and CTPI (the “Confidentiality Agreement”).

      4.4 Public Announcements. Franklin, on the one hand, and CTPI, on the other hand, will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release, other public statements or other dissemination of information (public or private) with respect to the transactions contemplated by this Agreement, including the Merger, and shall not issue any such press release or make any such public statement or other dissemination of information (public or private) prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to rules of The American Stock Exchange or the OTC Bulletin Board.

      4.5 Acquisition Proposals.

4.5.1 CTPI Acquisition Proposal.

(a) At any time prior to June 30, 2002, CTPI shall not, nor shall it permit any of its subsidiaries to, nor shall it authorize or permit any officer, director, stockholder, or employee of, or any investment banker, attorney or other advisor or representative of, CTPI or any of its subsidiaries to, directly or indirectly, (i) solicit, initiate or encourage the submission of any CTPI Acquisition Proposal (as hereinafter defined), (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any CTPI Acquisition Proposal, or (iii) agree to approve or recommend any CTPI Acquisition Proposal or otherwise enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by this Agreement; provided, however, that if the Board of Directors of CTPI determines in good faith that failure to do so would cause the Board of Directors of CTPI to breach its fiduciary duties to its stockholders under applicable law, after receipt of advice to such effect from independent legal counsel (who may be CTPI’s regularly engaged independent legal counsel), CTPI may, in response to any CTPI Superior Proposal (as hereinafter defined), which proposal was not solicited by it and which did not otherwise result from a breach of this Section 4.5.1, and subject to providing prior written notice of its decision to take such action to Franklin and compliance with the other requirements of this Section 4.5.1, (a) furnish information with respect to CTPI and CTPI’s subsidiaries to any person making a CTPI Superior Proposal pursuant to a customary confidentiality agreement (as determined in good faith by CTPI based on the advice of its independent legal counsel), (b) participate in discussions or negotiations regarding such CTPI Superior Proposal or (c) enter into a definitive agreement providing for the implementation of a CTPI Superior Proposal if CTPI or its Board of Directors is simultaneously terminating this Agreement pursuant to Section 7.1(d).

(b) The Board of Directors of CTPI will not withdraw or modify, or propose to withdraw or modify, in any manner adverse to Franklin, its approval or recommendation of this Agreement or the Merger except in connection with a CTPI Superior Proposal and then only upon or after the termination of this Agreement pursuant to Section 7.1(d).

(c) For purposes of this Section 4.5.1:

(i) “CTPI Superior Proposal” means any bona fide written proposal made by a third party to acquire, directly or indirectly, including pursuant to a tender offer, exchange offer, merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or similar transaction, for consideration to CTPI’s stockholders consisting of cash and/or securities, all of the shares of CTPI’s capital stock then outstanding or all or substantially all the assets of CTPI, on terms which a majority of the members of the Board of Directors of CTPI determines in their good faith judgment (after consultation with independent financial advisors) and after taking into account all legal, financial, regulatory and other material aspects of such proposal, the person making the proposal, the strategic benefits to be derived from the Merger and the long-term prospects of Franklin and Franklin’s subsidiaries, to be more favorable to CTPI’s stockholders than the Merger from a financial point of view and for which financing, to the extent required, is then committed or which a majority of the members of the Board of Directors of CTPI determines in their good faith judgment (after such consultation), is likely to be obtained by such third party.

(ii) “CTPI Acquisition Proposal” means any proposal with respect to a merger, consolidation, share exchange or similar transaction involving CTPI or any Significant Subsidiary of CTPI, or any purchase of any of the assets of CTPI or any Significant Subsidiary of CTPI, or any equity interest in CTPI or any Significant Subsidiary of CTPI, other than the transactions contemplated hereby.

(d) CTPI will notify Franklin promptly, and in no event, no later than 24 hours after notification, of any inquiries or proposals with respect to any Acquisition Proposal that is received by, or any such negotiations or discussions that are sought to be initiated with, CTPI.

(e) Nothing contained in this Section 4.5.1 shall prohibit the Board of Directors of CTPI from taking and disclosing to its stockholders a position in accordance with Rules 14d-9 and 14e-2 under the Exchange Act with respect to a tender offer or any exchange offer commenced by a third party.

      4.5.2 Franklin Acquisition Proposal.

(a) At any time prior to June 30, 2002, Franklin shall not, nor shall it permit any of its subsidiaries to, nor shall it authorize or permit any officer, director, stockholder, or employee of, or any investment banker, attorney or other advisor or representative of, Franklin or any of its subsidiaries to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Franklin Acquisition Proposal (as hereinafter defined) or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may be reasonably be expected to lead to, any Franklin Acquisition Proposal or (iii) agree to approve or recommend any Franklin Acquisition Proposal or otherwise enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by this Agreement; provided, however, that if the Board of Directors of Franklin determines in good faith that failure to do so would cause the Board of Directors of Franklin to breach its fiduciary duties to its stockholders under applicable law, after receipt of advice to such effect from independent legal counsel (who may be Franklin’s regularly engaged independent legal counsel), Franklin may, in response to any Franklin Superior Proposal (as hereinafter defined), which proposal was not solicited by it and which did not otherwise result from a breach of this Section 4.5.2, and subject to providing prior written notice of its decision to take such action to CTPI and compliance with the other requirements of this Section 4.5.2, (a) furnish information with respect to Franklin and Franklin’s subsidiaries to any person making a Franklin Superior Proposal pursuant to a customary confidentiality agreement (as determined in good faith by Franklin based on the advice of its independent legal counsel), (b) participate in discussions or negotiations regarding such Franklin Superior Proposal or (c) enter into a definitive agreement providing for the implementation of a Franklin Superior Proposal if Franklin or its Board of Directors is simultaneously terminating this Agreement pursuant to Section 7.1(f).

(b) The Board of Directors of Franklin will not withdraw or modify, or propose to withdraw or modify, in any manner adverse to CTPI, its approval or recommendation of this Agreement or the Merger except in connection with a Franklin Superior Proposal and then only upon or after the termination of this Agreement pursuant to Section 7.1(f).

(c) For purposes of this Section 4.5.2:

(i) “Franklin Superior Proposal” means any bona fide written proposal made by a third party to acquire, directly or indirectly, including pursuant to a tender offer, exchange offer, merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or similar transaction, for consideration to Franklin’s stockholders consisting of cash and/or securities, all of the shares of Franklin’s capital stock then outstanding or all or substantially all the assets of Franklin, on terms which a majority of the members of the Board of Directors of Franklin determines in their good faith judgment (after consultation with independent financial advisors) and after taking into account all legal, financial, regulatory and other material aspects of such proposal, the person making the proposal, the strategic benefits to be derived from the Merger and the long-term prospects of CTPI and CTPI’s subsidiaries, to be more favorable to Franklin’s stockholders than the Merger from a financial point of view and for which financing, to the extent required, is then committed or which a majority of the members of the Board of Directors of Franklin determines in their good faith judgment (after such consultation), is likely to be obtained by such third party.

(ii) “Franklin Acquisition Proposal” means any proposal with respect to a merger, consolidation, share exchange or similar transaction involving Franklin or any Significant Subsidiary of Franklin, or any purchase of any of the assets of Franklin or any Significant Subsidiary of Franklin, or any equity interest in Franklin or any Significant Subsidiary of Franklin, other than the transactions contemplated hereby.

(d) Franklin will notify CTPI Franklin promptly, and in no event, no later than 24 hours after notification, of any inquiries or proposals with respect to any Acquisition Proposal that is received by, or any negotiations or discussions that are sought to be initiated with, Franklin.

(e) Nothing contained in this Section 4.5.2 shall prohibit the Board of Directors of Franklin from taking and disclosing to its stockholders a position in accordance with Rules 14d-9 and 14e-2 under the Exchange Act with respect to a tender offer or any exchange offer commenced by a third party.

      4.6 Consents, Approvals and Filings. CTPI and Franklin will make and cause their respective subsidiaries and, to the extent necessary, their other affiliates, if any, to make all necessary filings, as soon as practicable, including, without limitation, those required under the 1940 Act, the Securities Act and the Exchange Act, in order to facilitate prompt consummation of the Merger and the other transactions contemplated by this Agreement, including the termination of Franklin’s registration under the 1940 Act. In addition, CTPI and Franklin will each use its best efforts, and will cooperate fully and in good faith with each other, (i) to comply as promptly as practicable with all governmental requirements applicable to the Merger and the other transactions contemplated by this Agreement, and (ii) to obtain as promptly as practicable all necessary permits, orders or other consents of Governmental Entities and consents of all third parties necessary for the consummation of the Merger and the other transactions contemplated by this Agreement. Each of CTPI and Franklin shall use its best efforts to promptly provide such information and communications to Governmental Entities as such Governmental Entities may reasonable request. Each of the parties shall provide to the other party copies of all applications in advance of filing or submission of such applications to Governmental Entities in connection with this Agreement and shall make such revisions thereto as reasonably requested by such other party. Each party shall provide to the other party the opportunity to participate in all meetings and material conversations with Governmental Entities.

      4.7 Affiliates’ Letters. Prior to the Closing Date, CTPI shall deliver to Franklin a letter identifying all persons who may be, at the time the Merger is submitted for approval to the stockholders of CTPI, “affiliates” of CTPI for purposes of Rule 145 under the Securities Act. CTPI shall use its best efforts to cause each such person to deliver to Franklin on or prior to the Closing Date an executed letter in form and substance reasonably satisfactory to both CTPI and Franklin, stating that such person is an “affiliate” of CTPI for purposes of Rule 145 under the Securities Act.

      4.8 Stock Exchange Listing. Franklin shall use its best efforts to cause the shares of Surviving Corporation Common Stock to be issued in the Merger to be approved for quotation on the American Stock Exchange, subject to official notice of issuance, prior to the Closing Date.

      4.9 Stockholder Litigation. Each of CTPI and Franklin shall give the other party the opportunity to participate in the defense or settlement of any stockholder litigation against it and its directors relating to the transactions contemplated by this Agreement; provided, however, that no such settlement shall be agreed to by CTPI or Franklin without the other party’s consent, which consent shall not be unreasonably withheld.

      4.10 Indemnification. The Certificate of Incorporation and Bylaws of the Surviving Corporation and each of its subsidiaries shall contain, respectively, the provisions with respect to indemnification set forth in the Certificate of Incorporation of the Surviving Corporation attached hereto as Annex I and the Bylaws of the Surviving Corporation attached hereto as Annex II, and such provisions shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of individuals who at any time prior to the Effective Time were directors or officers of CTPI or Franklin or any of their respective subsidiaries (the “Indemnified Parties”) in respect of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement), unless such modification is required by law. The Surviving Corporation will cause to be maintained, for a period of not less than six years from the Effective Time, Franklin’s and CTPI’s current directors’ and officers’ insurance and indemnification policies to the extent that they provide coverage for events occurring prior to the Effective Time (the “D&O Insurance”) for all persons who are directors and executive officers of Franklin and CTPI, as the case may be, on the date of this Agreement, so long as the annual premium therefor would not be in excess of 200% of the last annual premium paid prior to the date of this Agreement; provided, however, that the Surviving Corporation may, in lieu of maintaining such existing D&O Insurance as provided above, cause coverage to be provided under any policy maintained for the benefit of the Surviving Corporation or any of its subsidiaries so long as the terms thereof are not less advantageous to the beneficiaries thereof than the existing D&O Insurance. The provisions of this Section 4.10 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his heirs and his personal representatives and shall be binding on all successors and assigns of the Surviving Corporation.

      4.11 Letter of CTPI’s Accountants. CTPI shall use its reasonable best efforts to cause to be delivered to Franklin a letter of KPMG LLP, CTPI’s independent public accountants, and any other independent public accountants whose report would be required to be included in the Registration Statement pursuant to the rules and regulations under the Securities Act, each dated a date within two business days before the date on which the Registration Statement shall become effective and an additional letter from each of them dated a date within two business days before the Closing Date, each addressed to Franklin, in form and substance reasonably satisfactory to Franklin and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement.

      4.12 Letter of Franklin’s Accountants. Franklin shall use its reasonable best efforts to cause to be delivered to CTPI a letter of Ernst & Young LLP, Franklin’s independent public accountants, and any other independent public accountants whose report would be required to be included in the Registration Statement pursuant to the rules and regulations under the Securities Act, each dated a date within two business days before the date on which the Registration Statement shall become effective and an additional letter from each of them dated a date within two business days before the Closing Date, each addressed to CTPI, in form and substance reasonably satisfactory to CTPI and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement.

      4.13 Consummation of Merger; Best Efforts. Each of Franklin and CTPI shall use commercially reasonable efforts to have the Closing of the Merger and the transactions contemplated by this Agreement occur on or before March 31, 2002.

ARTICLE V

COVENANTS RELATING TO

CONDUCT OF BUSINESS PRIOR TO MERGER

      5.1 Conduct of Business. Except as contemplated by this Agreement, during the period from the date of this Agreement to the Effective Time, CTPI and Franklin shall, and shall cause their respective subsidiaries to, act and carry on their respective businesses in the ordinary course of business and, to the extent consistent therewith, use reasonable efforts to preserve intact their current business organizations, keep available the services of their current officers and employees and preserve the goodwill of those engaged in material business relationships with them. Without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time and except as set forth in the CTPI Filed SEC Documents or the Franklin Filed SEC Documents, as applicable, or as otherwise disclosed in the Franklin Disclosure Letter or the CTPI Disclosure Letter, CTPI and Franklin shall not, and shall not permit any of their respective subsidiaries to, without the prior consent of the other party hereto:

(i) (a) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of CTPI’s or Franklin’s or any of their respective subsidiaries’ outstanding capital stock (other than, with respect to CTPI and its subsidiaries, the payment of regular cash dividends by CTPI on CTPI Series A Preferred Stock and, with respect to Franklin and its subsidiaries, the payment of regular cash dividends by Franklin on Franklin Convertible Preferred Stock, in each case in accordance with usual record and payment dates), (x) split, combine or reclassify any of its outstanding capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its outstanding capital stock, (y) purchase, redeem or otherwise acquire any shares of outstanding capital stock or any rights, warrants or options to acquire any such shares, or (z) issue, sell, grant, pledge or otherwise encumber any shares of its capital stock, any other equity securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, equity securities or convertible securities other than (1) upon the exercise of CTPI Stock Options and Franklin Stock Options outstanding on the date of this Agreement, (2) pursuant to employment agreements or other contractual arrangements in effect on the date of this Agreement, (3) with respect to Franklin, upon the conversion of shares of Franklin Convertible Preferred Stock, (4) with respect to CTPI, upon the conversion of shares of CTPI Series A Preferred Stock, or (5) the issuance and sale by Franklin to CTPI prior to the Effective Time of shares of Franklin capital stock on such terms and conditions as Franklin and CTPI may agree;

(ii) amend its Certificate of Incorporation (except as otherwise required by this Agreement), Bylaws or other comparable charter or organizational documents;

(iii) acquire any business (including the assets thereof) or any corporation, partnership, joint venture, association or other business organization or division thereof, or make any material investments, except that (x) CTPI, may, without the approval of Franklin, increase its investments in any companies or businesses in which it currently has an investment; provided that the aggregate amount of all of such increased investments made subsequent to the date of this Agreement shall not exceed $400,000, (y) Franklin, may, without the approval of CTPI, increase its investments in any companies or businesses in which it currently has an investment; provided that the aggregate amount of all of such increased investments made subsequent to the date of this Agreement shall not exceed $100,000 and (z) CTPI may purchase from Franklin, shares of Franklin capital stock or other properties or assets of Franklin on such terms and conditions as CTPI and Franklin may agree;

(iv) except as disclosed on Franklin’s or CTPI’s Disclosure Letter, as the case may be, sell, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or assets that are material to CTPI or Franklin and their respective subsidiaries taken as a whole, except that Franklin may sell to CTPI such of Franklin’s properties or assets as Franklin and CTPI may agree upon such terms and conditions as Franklin and CTPI may agree;

(v) (x) other than working capital borrowings in the ordinary course of business and consistent with past practices incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, other than indebtedness owing to or guarantees of indebtedness owing to CTPI or Franklin or any of their respective direct or indirect wholly-owned subsidiaries or (y) make any material loans or advances to any other person, other than to CTPI or Franklin, or to any of their respective direct or indirect wholly-owned subsidiaries and other than routine advances to employees;

(vi) make any tax election or settle or compromise any income tax liability that could reasonably be expected to be material to CTPI or Franklin and their respective subsidiaries taken as a whole;

(vii) pay, discharge, settle or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of CTPI or Franklin included in the CTPI Filed SEC Documents or the Franklin Filed SEC Documents, respectively, or incurred since the date of such financial statements in the ordinary course of business consistent with past practice;

(viii) fail to pay any liabilities or obligations pursuant to their terms in the ordinary course of business and consistent with past practice or otherwise in accordance with the terms and conditions of this Agreement;

(ix) except as disclosed on Franklin’s or CTPI’s Disclosure Letter, as the case may be, become a party to any lease or sublease under which CTPI or Franklin, as applicable, has the right to use or occupy, now or in the future, any real property or equipment, or become a party to any other agreement which contemplates any type of leasing arrangement;

(x) except as disclosed on Franklin’s or CTPI’s Disclosure Letter, as the case may be, make any material commitments or agreements for capital expenditures or capital additions or betterments except as materially consistent with the budget for capital expenditures as of the date of this Agreement and consistent with past practices;

(xi) except as may be required by law,

(1) other than in the ordinary course of business and consistent with past practices, make any representation or promise, oral or written, to any employee or former director, officer or employee of CTPI or Franklin or any of their respective subsidiaries which is inconsistent with the terms of any CTPI Benefit Plan or Franklin Benefit Plan, respectively;

(2) increase the number of employees at the corporate levels of CTPI or Franklin or any of their respective subsidiaries, or, other than in the ordinary course of business and consistent with past practices, make any change to, or amend in any way, the contracts, salaries, wages, or other compensation of any director, employee or any agent or consultant of CTPI or Franklin or any of their respective subsidiaries other than routine changes or amendments that are required under existing contracts;

(3) adopt, enter into, amend, alter or terminate, partially or completely, any CTPI Benefit Plan or Franklin Benefit Plan or any election made pursuant to the provisions of any CTPI Benefit Plan or Franklin Benefit Plan, to accelerate any payments, obligations or vesting schedules under any CTPI Benefit Plan or Franklin Benefit Plan; or

(4) other than in the ordinary course of business consistent with past practices, approve any general or company-wide pay increases for employees;

(xii) except in the ordinary course of business, modify, amend or terminate any material agreement, permit, concession, franchise, license or similar instrument to which CTPI or Franklin or any of their respective subsidiaries is a party or waive, release or assign any material rights or claims thereunder; or

(xiii) authorize any of, or commit or agree to take any of, the foregoing actions.

      5.2 CTPI Stock Options and CTPI Warrants. At the Effective Time, each CTPI Stock Option and each CTPI Warrant, shall be deemed to have been assumed by Franklin, without further action by Franklin, and shall thereafter be deemed an option to acquire, on the same terms and conditions as were applicable under such CTPI Stock Option or CTPI Warrant, as applicable, that number of shares of Surviving Corporation Common Stock that would have been received in respect of such CTPI Stock Option or CTPI Warrant, as applicable, if it had been exercised immediately prior to the Effective Time (such CTPI Stock Options assumed by Franklin, the “Assumed CTPI Stock Options”, such CTPI Warrants assumed by Franklin, the “Assumed CTPI Warrants”); provided, however, that no fractional shares shall be issued on the exercise of such Assumed CTPI Stock Option or Assumed CTPI Warrant, and, in lieu thereof, the holder of such Assumed CTPI Stock Option or Assumed CTPI Warrant, as applicable, shall only be entitled to the amount of shares of Surviving Corporation Common Stock, if any, as calculable pursuant to Section 1.10(f) of this Agreement.

      5.3 Other Actions. CTPI and Franklin shall not, and shall not permit any of their respective subsidiaries to, take any action that would, or that could reasonably be expected to, result in any of the conditions of the Merger set forth in Article VI not being satisfied.

      5.4 Transfer Taxes. CTPI and Franklin shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees or any similar taxes which become payable in connection with the Transactions that are required or permitted to be filed on or before the Effective Time.

ARTICLE VI

CONDITIONS PRECEDENT

      6.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Stockholder Approval. CTPI Stockholder Approval and Franklin Stockholder Approval shall have been obtained.

(b) Governmental and Regulatory Consents. All required consents, approvals, permits and authorizations to the consummation of the transactions contemplated hereby by CTPI and Franklin shall be obtained from any Governmental Entity whose consent, approval, permission or authorization is required by reason of a change in law after the date of this Agreement, unless the failure to obtain such consent, approval, permission or authorization could not reasonably be expected to have a Surviving Corporation Material Adverse Effect, or to materially and adversely affect the validity or enforceability of this Agreement or the Merger.

(c) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect; provided, however, that the party invoking this condition shall use its best efforts to have any such order or injunction vacated.

(d) Registration Statement. The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order.

(e) Execution of Employment Agreements; Waiver of Change-in-Control Provisions. Each of William Avery, Spencer L. Brown and Stephen L. Brown shall have executed a document waiving any “change-in-control” rights that may be triggered in connection with the Merger and the transactions contemplated by this Agreement. Each of William Avery, Spencer L. Brown and Stephen L. Brown shall have executed new employment agreements with the Surviving Corporation in the form set forth in Exhibits A, B and C hereto.

      6.2 Conditions to Obligations of Franklin. The obligation of Franklin to effect the Merger are further subject to the following conditions:

(a) Representations and Warranties. The representations and warranties of CTPI contained in this Agreement shall have been true and correct on the date of this Agreement (except to the extent that they expressly relate only to an earlier time, in which case they shall have been true and correct as of such earlier time), other than such breaches of representations and warranties which in the aggregate could not reasonably be expected to have a CTPI Material Adverse Effect. CTPI shall have delivered to Franklin a certificate dated as of the Closing Date, signed by a senior executive officer of CTPI, to the effect set forth in this Section 6.2(a).

(b) Performance of Obligations of CTPI. CTPI shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Franklin shall have received a certificate signed on behalf of CTPI by a senior executive officer of CTPI to such effect.

(c) Tax Opinion. Franklin shall have received an opinion of Weil, Gotshal & Manges LLP, dated the Closing Date, in form and substance reasonably satisfactory to Franklin, based upon representations of Franklin and CTPI, the form and substance of which shall be agreed upon by the parties, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code.

(d) Cash on Hand. At the Closing, CTPI shall have cash or cash equivalent investments on hand in an amount equal to not less than the excess of $9,000,000 over the sum of (i) the aggregate amount paid in cash by CTPI to Franklin from and after the date of this Agreement to purchase any capital stock of Franklin or any other properties or assets of Franklin, and (ii) an amount equal to $260,000 for each period of 30 days (and a ratable proportion thereof for any period of less than 30 days) from the date of this Agreement to the Closing Date. CTPI shall deliver to Franklin a certificate, dated the Closing Date, signed by a senior executive officer of CTPI, to the effect that the condition contained in this Section 6.2(d) has been satisfied.

      6.3 Conditions to Obligation of CTPI. The obligation of CTPI to effect the Merger is further subject to the following conditions:

(a) Representations and Warranties. The representations and warranties of Franklin contained in this Agreement shall have been true and correct on the date of this Agreement (except to the extent that they expressly relate only to an earlier time, in which case they shall have been true and correct as of such earlier time), other than such breaches of representations and warranties which in the aggregate could not reasonably be expected to have a Franklin Material Adverse Effect. Franklin shall have delivered to CTPI a certificate dated as of the

Closing Date, signed by a senior executive officer of Franklin, to the effect set forth in this Section 6.3(a).

(b) Performance of Obligations of Franklin. Franklin shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and CTPI shall have received a certificate signed on behalf of Franklin by a senior executive officer of Franklin to such effect.

(c) Tax Opinion. CTPI shall have received an opinion of Paul, Weiss, Rifkind, Wharton & Garrison, dated as of the Closing Date, in form and substance reasonably satisfactory to CTPI, based upon representations of Franklin and CTPI, the form and substance of which shall be agreed upon by the parties, to the effect that the Merger will be treated as a reorganization under Section 368(a) of the Code.

(d) Termination of 1940 Act Registration. Franklin shall have received shareholder approval to withdraw its election as a Business Development Corporation and Franklin shall have taken all actions reasonably necessary so that Franklin is no longer subject to Section 55 through 65 of the 1940 Act or required to be operated under the 1940 Act or the rules and regulations thereunder.

(e) Consent of Holders of Franklin Convertible Preferred Stock. Franklin shall have received the consent of the holders of not less than the majority of the outstanding shares of Franklin Convertible Preferred Stock to the designation of Spencer Brown and Irving Levine as the two directors of the Surviving Corporation which the holders of the Franklin Convertible Preferred are entitled to elect.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

      7.1 Termination. This Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or after approval of matters presented in connection with the Merger by the stockholders of CTPI or Franklin:

(a) by mutual written consent of Franklin and CTPI

(b) by either Franklin or CTPI:

(i) if, upon a vote at a duly held CTPI Stockholders Meeting or Franklin Stockholders Meeting or any adjournment thereof, any required approval of the stockholders of CTPI or Franklin, as the case may be, shall not have been obtained;

(ii) if the Merger shall not have been consummated on or before June 30, 2002, unless the failure to consummate the Merger is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

(iii) if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable; or

(iv) if the other party hereto shall have breached the requirements of Sections 4.2 or 4.5 hereof, unless the party seeking to invoke this clause (iv) shall at such time be in material breach of this Agreement.

(c) by Franklin, if (i) the Board of Directors of CTPI withdraws, modifies or changes its approval or recommendation of this Agreement in a manner adverse to Franklin or shall have resolved to do so, (ii) the Board of Directors of CTPI shall have recommended to the stockholders of CTPI a CTPI Acquisition Proposal or shall have resolved to do so, or (iii) a tender offer or exchange offer for any outstanding shares of capital stock of CTPI is commenced and the Board of Directors of CTPI fails to recommend against acceptance of such tender offer or exchange offer by its stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders);

(d) by CTPI, if the Board of Directors of CTPI shall determine, following receipt of advice of independent legal counsel (who may be CTPI’s regularly engaged independent legal counsel) that failure to so terminate would cause the Board of Directors of CTPI to breach its fiduciary duties under applicable laws and, on or prior to such date, any person or group (other than Franklin) shall have made a public announcement or otherwise communicated to CTPI and its stockholders with respect to a CTPI Superior Proposal; provided, however, that CTPI may not terminate this Agreement pursuant to this Section 7.1(d) until three business days have elapsed following delivery to Franklin of written notice of such determination of CTPI (which written notice will inform Franklin of the material terms and conditions of the CTPI Superior Proposal).

(e) by CTPI, if (i) the Board of Directors of Franklin withdraws, modifies or changes its approval or recommendation of this Agreement in a manner adverse to CTPI or shall have resolved to do so, (ii) the Board of Directors of the Franklin shall have recommended to the stockholders of Franklin a Franklin Acquisition Proposal or shall have resolved to do so, or (iii) a tender offer or exchange offer for any outstanding shares of capital stock of Franklin is commenced and the Board of Directors of Franklin fails to recommend against acceptance of such tender offer or exchange offer by its stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders);

(f) by Franklin, if the Board of Directors of Franklin shall determine, following receipt of advice of independent legal counsel (who may be Franklin’s regularly engaged independent legal counsel) that failure to so terminate would cause the Board of Directors of Franklin to breach its fiduciary duties under applicable laws and, on or prior to such date, any person or group (other than CTPI) shall have made a public announcement or otherwise communicated to Franklin and its stockholders with respect to a Franklin Superior Proposal; provided, however, that Franklin may not terminate this Agreement pursuant to this Section 7.1(f) until three business days have elapsed following delivery to CTPI of written notice of such determination of Franklin (which written notice will inform CTPI of the material terms and conditions of the Franklin Superior Proposal).

      7.2 Effect of Termination. In the event of termination of this Agreement by either CTPI or Franklin as provided in Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Franklin or CTPI, other than the last sentence of Section 4.3 and Sections 2.9, 3.9, 7.2 and 10.2. Nothing contained in this Section 7.2 shall relieve any party from any liability resulting from any material breach of the representations, warranties, covenants or agreements set forth in this Agreement.

      7.3 Amendment. Subject to the applicable provisions of the Delaware Code, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties; provided, however, that after CTPI Stockholder Approval and Franklin Stockholder Approval has been obtained, no amendment shall be made which reduces the consideration payable in the Merger or adversely affects the rights of CTPI’s or Franklin’s stockholders hereunder without the approval of their respective stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

      7.4 Extension, Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to Section 7.4, waive compliance with any of the agreements or conditions of the other parties contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

      7.5 Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement pursuant to Section 7.1, an amendment of this Agreement pursuant to Section 7.3 or an extension or waiver pursuant to Section 7.4 shall, in order to be effective, require in the case of Franklin or CTPI, action by its Board of Directors or a duly authorized designee of its Board of Directors.

ARTICLE VIII

SURVIVAL OF PROVISIONS

      8.1 Survival. The representations, warranties and agreements (other than those contained in Sections 1.6, 1.7, 1.10, 1.11, 4.10 and Articles VII, IX and X) respectively made by CTPI and Franklin in this Agreement, or in any certificate, respectively, delivered by CTPI or Franklin pursuant to Section 6.2 or Section 6.3 hereof will not survive the Closing. The agreements of the parties contained in Sections 1.6, 1.7, 1.10, 1.11, 4.10 and Articles VII, IX and X shall survive the Closing.

ARTICLE IX

NOTICES

      9.1 Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given if delivered, telecopied or mailed, by certified mail, return receipt requested, first-class postage prepaid, to the parties at the following addresses:

      If to Franklin, to:

Franklin Capital Corporation
450 Park Avenue
10th Floor
New York, New York 10022
Attention: Stephen L. Brown
Telephone: (212) 486-2323
Telecopy: (212) 755-5451

      With copies to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: Jeffrey J. Weinberg, Esq.
Telephone: (212) 310-8000
Telecopy: (212) 310-8007

      If to CTPI, to:

Change Technology Partners, Inc.
537 Steamboat Road
Greenwich, Connecticut 06830
Attention: William Avery
Telephone: (203) 661-6942
Telecopy: (203) 661-1331

      With copies to:

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064
Attention: James M. Dubin, Esq.
Telephone: (212) 373-3000
Telecopy: (212) 757-3990

      All notices and other communications required or permitted under this Agreement that are addressed as provided in this Article IX will, if delivered personally, be deemed given upon delivery, will, if delivered by telecopy, be deemed delivered when confirmed and will, if delivered by mail in the manner described above, be deemed given on the third business day after the day it is deposited in a regular depository of the United States mail. Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

ARTICLE X

MISCELLANEOUS

      10.1 Entire Agreement. Except for the Confidentiality Agreement and documents executed by CTPI and Franklin pursuant hereto, this Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter of this Agreement, and this Agreement (including the exhibits hereto and other documents delivered in connection herewith) and the Confidentiality Agreement contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

      10.2 Expenses.

(a) Except as provided in this Section 10.2, whether or not the Merger is consummated, each of CTPI and Franklin will pay its own costs and expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby including any broker’s or finder’s fees and expenses of their respective representatives; provided that the fees and expenses incurred in connection with the printing, mailing and distribution of the Joint Proxy Statement and the preparation and filing of the Registration Statement, shall be borne equally by Franklin and CTPI.

(b) Notwithstanding the provisions of Section 10.2(a):

(i) in the event that this Agreement is terminated by Franklin pursuant to Section 7.1(c) or 7.1(f), then, concurrently with any such termination, Franklin shall pay CTPI a fee equal to $500,000 (the “Franklin Break-Up Fee”) by wire transfer of same day funds.

(ii) In the event that this Agreement is terminated by CTPI pursuant to Section 7.1(d) or 7.1(e), then, concurrently with any such termination, CTPI shall pay Franklin a fee equal to $500,000 (the “CTPI Break-Up Fee”) by wire transfer of same day funds.

(iii) In the event that this Agreement is terminated by CTPI pursuant to Section 7.1(d) or 7.1(e), CTPI shall pay, upon Franklin’s request, the reasonable out-of-pocket expenses (including reasonable attorney’s fees) not to exceed $250,000 in the aggregate, incurred by Franklin in connection with this Agreement and the transactions contemplated hereby, which shall be in addition to any fee payable pursuant to Section 10.2(b)(ii).

(iv) In the event that this Agreement is terminated by Franklin pursuant to Section 7.1(c) or 7.1(f), Franklin shall pay, upon CTPI’s request, the reasonable out-of-pocket expenses (including reasonable attorney’s fees) not to exceed $250,000 in the aggregate, incurred by CTPI in connection with this Agreement and the transactions contemplated hereby, which shall be in addition to any fee payable pursuant to Section 10.2(b)(i).

(v) The parties acknowledge that the agreements contained in this Section 10.2(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the other party would not enter into this Agreement. Accordingly, if Franklin or CTPI, as the case may be, fails promptly to pay the amount due to be paid by it pursuant to this Section 10.2(b), and, in order to obtain such payment, the other party commences a suit which results in a judgment against the defaulting party for any of the fees set forth in this Section 10.2(b), the defaulting party shall pay to the non-defaulting party its costs and expenses (including attorney’s fees and expenses) in connection with such suit. Payment of the CTPI Break-Up Fee or the Franklin Break-Up Fee shall be compensation and liquidated damages for the loss suffered by CTPI or Franklin, as the case may be, as the result of the failure of the Merger to be consummated and to avoid the difficulty of determining damages under the circumstances, and CTPI or Franklin, as the case may be, shall have no other liability to the other party, other than the payment of the CTPI Break-Up Fee or the Franklin Break-Up Fee, as applicable.

      10.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

      10.4 No Third Party Beneficiary. Except as otherwise provided herein, the terms and provisions of this Agreement are intended solely for the benefit of the parties hereto, and their respective successors or assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

      10.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

      10.6 Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, and any such assignment that is not consented to shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns.

      10.7 Headings, Gender, etc. The headings used in this Agreement have been inserted for convenience and do not constitute matter to be construed or interpreted in connection with this Agreement. Unless the context of this Agreement otherwise requires, (a) words of any gender are deemed to include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms “hereof,” “herein,” “hereby,” “hereto,” and derivative or similar words refer to this entire Agreement; (d) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; (e) all references to “dollars” or “$” refer to currency of the United States of America; and (f) the term “person” shall include any natural person, corporation, limited liability company, general partnership, limited partnership, or other entity, enterprise, authority or business organization.

      10.8 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present o future law, and if the rights or obligations of CTPI or Franklin under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable; (b) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of CTPI and Franklin effective as of the date first written above.

CHANGE TECHNOLOGY PARTNERS, INC.

By:	/s/ WILLIAM AVERY

Name: William Avery

Title:	President and Chief

Executive Officer

FRANKLIN CAPITAL CORPORATION

By:	/s/ STEPHEN L. BROWN

Name: Stephen L. Brown

Title:	Chief Executive Officer

AMENDMENT NO. 1 TO

AGREEMENT AND PLAN OF MERGER

      Amendment No. 1 (the “Amendment”), dated as of April 3, 2002, to the AGREEMENT AND PLAN OF MERGER (the “Agreement”) dated as of December 4, 2001 by and between CHANGE TECHNOLOGY PARTNERS, INC., a Delaware corporation (“CTPI”), and FRANKLIN CAPITAL CORPORATION, a Delaware corporation (“Franklin”). All capitalized terms which are used but not otherwise defined herein shall have the meanings specified to such terms in the Agreement.

      WHEREAS, CTPI and Franklin are parties to the Agreement pursuant to which CTPI shall be merged with and into Franklin (the “Merger”); and

      WHEREAS, CTPI and Franklin have agreed that CTPI shall make a loan to Excelsior Radio Networks, Inc., a Delaware corporation and a majority owned subsidiary of Franklin (“Excelsior”), in an amount not to exceed $4,708,200 and a promissory note for such amount shall be issued to Change from Excelsior (the “Note”); and

      WHEREAS, CTPI and Franklin desire to amend a condition precedent to the Merger that CTPI have $9,000,000 cash on hand in cash and cash equivalent investments at the Closing to reflect that such $9,000,000 amount shall be reduced by the principal amount outstanding on the Note at the Closing; and

      WHEREAS, Franklin desires to consent to the loan of $4,708,200 from CTPI to Franklin as evidenced by the Note so that such loan and the transactions related thereto do not violate Section 5.1 of the Agreement.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Section 6.2(d). Section 6.2(d) of the Agreement is hereby amended and restated in its entirety as follows:

      Cash on Hand. At the Closing, CTPI shall have cash or cash equivalent investments on hand in an amount equal to not less than the excess of $9,000,000 over the sum of (i) the aggregate amount paid in cash by CTPI to Franklin from and after the date of this Agreement to purchase any capital stock of Franklin or any other properties or assets of Franklin, (ii) the aggregate principal outstanding on the promissory note (the “April 2002 Note”) dated April 3, 2002 issued to CTPI by Excelsior Radio Networks, Inc., a Delaware corporation and a majority owned subsidiary of Franklin and (iii) an amount equal to $260,000 for each period of 30 days (and a ratable proportion thereof for any period of less than 30 days) from the date of this Agreement to the Closing Date. CTPI shall deliver to Franklin a certificate, dated the Closing Date, signed by a senior executive officer of CTPI, to the effect that the condition contained in this Section 6.2(d) has been satisfied.

      2. Consent of Franklin to Loan. Franklin hereby consents to CTPI’s loan to Excelsior, in an amount not to exceed $4,708,200, as evidenced by the April 2002 Note and agrees that such loan and the transactions related thereto do not violate Section 5.1 of the Agreement.

      3. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

[Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers hereunto duly authorized on the first day above written.

CHANGE TECHNOLOGY PARTNERS, INC.

By:	/s/ WILLIAM AVERY

Name: William Avery

Title:	President and Chief

Executive Officer

FRANKLIN CAPITAL CORPORATION

By:	/s/ STEPHEN L. BROWN

Name: Stephen L. Brown

Title:	Chief Executive Officer

Appendix B

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

§ 262 Appraisal Rights

      (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

      (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to § § 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

      (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

      (d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then, either a constituent corporation before the effective date of the merger or consolidation, or the surviving or resulting corporation within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

      (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

      (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

      (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

      (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

      (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

      (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

      (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Appendix C

CERTIFICATE OF AMENDMENT

TO
CERTIFICATE OF INCORPORATION
OF
FRANKLIN CAPITAL CORPORATION

      Franklin Capital Corporation, a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “Corporation”), for the purpose of amending its Certificate of Incorporation pursuant to Section 242 of the Delaware General Corporation Law does hereby certify as follows:

      1. Article Fourth of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Thirty One Million (31,000,000) shares consisting of Twenty Five Million (25,000,000) shares of common stock and the par value of each such share is one dollar ($1.00) and Six Million (6,000,000) shares of Preferred Stock, and the par value of each such share is one dollar ($1.00).

The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the General Corporation Law of the State of Delaware, including without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock of the Corporation at such price or prices or at such rates of exchange and with such adjustments all as may be stated in such resolution or resolutions.”

      2. The Corporation hereby certifies that the amendment set forth above has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law and has, pursuant to resolution of its Board of Directors a special meeting of the stockholders was duly called and held, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

C-1

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the           day of                      , 2002.

FRANKLIN CAPITAL CORPORATION

By:

Name: Stephen L. Brown

Title:	Chief Executive Officer

C-2

PART C

OTHER INFORMATION

Item 15.  Indemnification

      Under Section 145 of Delaware General Corporation Law, a corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

      Franklin Capital carries liability insurance for the benefit of its directors and officers of up to $2 million subject to the terms thereof.

      The merger agreement provides that the combined company will provide liability insurance for directors and officers as of the date of the merger agreement for a period of not less than six years from the effective time of the merger.

Item 16.  Exhibits

Exhibit
Number	Description

1.1(1)	Certificate of Incorporation of Franklin Capital Corporation
1.2(2)	Certificate of Amendment to the Certificate of Incorporation of Franklin Capital Corporation
1.3	Certificate of Incorporation of Change Technology Partners, Inc.
1.4**	Articles of Merger
1.5**	Amended and Restated Certificate of Incorporation of Excelsior Communications Corporation (formerly known as Franklin Capital Corporation)
2.1(3)	Bylaws of Franklin Capital Corporation
2.2(4)	Bylaws of Change Technology Partners, Inc.
2.3**	Bylaws of Excelsior Communications Corporation (formerly known as Franklin Capital Corporation)
4.1(5)	Agreement and Plan of Merger, dated as of December 4, 2001, between Change Technology Partners, Inc. and Franklin Capital Corporation
5.1(6)	Certificate of Designation of Series A Convertible Preferred Stock of Franklin Capital Corporation
5.2(7)	Registration Rights Agreement between Franklin Capital Corporation and Series A Convertible Preferred Stockholders
5.3(8)	Purchase Agreement between Franklin Capital Corporation and Series A Convertible Preferred Stockholders
5.4(9)	Warrants for William Avery, Cary S. Fitchey, The Roberts Family Revocable Trust U/ D/ T dated as of December 15, 1997, David M. Roberts and Gail M. Simpson, Trustees, Roberts Children Irrevocable Trust U/ D/ T dated October 21, 1996, Stephen H. Roberts, Trustee and Turtle Holdings LLC
5.5(10)	Registration Rights Agreement by and among Arinco Computer Systems, Inc., Pangea Internet Advisors LLC and the persons party to the Securities Purchase Agreement, dated as of March 28, 2000
5.6(11)	Securities Purchase Agreement, by and between Arinco Computer Systems Inc., Pangea Internet Advisors LLC and the purchasers listed on Schedule I attached thereto
8.1(12)	Stock Option Plan of Franklin Capital Corporation
8.2(13)	Non-Statutory Stock Incentive Plan of Franklin Capital Corporation
8.3(14)	Employment Agreement between Franklin Capital Corporation and Stephen L. Brown
8.4(15)	Employment Agreement between Franklin Capital Corporation and Spencer L. Brown
8.5(16)	Severance Agreement between Franklin Capital Corporation and Stephen L. Brown
8.6(17)	Severance Agreement between Franklin Capital Corporation and Spencer L. Brown
8.5(18)	Employment Agreement entered into by and between Arinco Computer Systems Inc and Matthew Ryan dated as of August 21, 2000
8.8(19)	Employment Agreement entered into by and between Change Technology Partners, Inc and Kathleen Shepphird dated as of November 10, 2000

Exhibit
Number	Description

8.9(20)	Employee Agreement entered into by and among Change Technology Partners, Inc. and William Avery effective as of September 19, 2001
8.10(21)	Severance Compensation Agreement entered into by and among Change Technology Partners, Inc. and William Avery
8.11**	Form of Employment Agreement between Excelsior Communications Corporation and William Avery
11.1**	Opinion of Weil, Gotshal & Manges LLP re: legality of shares
12.1**	Form of Opinion of Weil, Gotshal & Manges LLP re: tax matters
12.2*	Form of Opinion of Paul, Weiss, Rifkind, Wharton & Garrison, LLP re: tax matters
13.1(22)	Amended and Restated Business Opportunity Allocation and Miscellaneous Services Agreement by and between Change Technology Partners, Inc., FG II Ventures, LLC and Pangea Internet Advisors LLC, dated as of November 10, 2000
13.2(23)	Stock Purchase Agreement dated June 29, 2000 by and between Arinco Computer Systems, Inc., Broadstream.com. Inc. and the purchasers listed on Schedule I attached thereto
13.3(24)	Stock Purchase Agreement dated September 15, 2000, by and between Change Technology Partners, Inc. and EHotHouse, Inc.
13.4(25)	Agreement for Sale and Purchase of Business Assets among InSys Technology Inc., ATC InSys Technology, Inc., and ATC Group Services Inc. dated October 5, 2000
13.5(26)	Assumption Agreement among InSys Technology, Inc., ATC InSys Technology Inc. and ATC Group Services Inc. dated October 18, 2000
13.6(27)	Agreement and Plan of Merger among eHotHouse Inc., EHH Merger I, Inc., RAND Interactive Corporation and Todd Burgess, David Kelley, John Snow, Stephen Riddick and Brobeck, Phleger and Harrison LLP dated November 30, 2000
13.7(28)	Agreement and Plan of Merger among Change Technology Partners, Iguana Studios, Inc. and Iguana Studios I, Inc dated March 1, 2001
13.8(29)	Stockholders Agreement entered into by Change Technology Partners, Inc. and Stockholders of Iguana dated March 1, 2001
13.9(30)	Agreement and Plan of Merger among Change Technology Partners, Inc., Canned Interactive Inc., Parke-Textor, Inc., Textor Family Limited Partnership, Parke Family Limited Partnership, Douglas Textor and Jay Parke, dated June 12, 2001
13.10(31)	Stock Purchase Agreement by and among NetPro Holdings Inc., Change Technology, and Adelson Investors LLC dated November 30, 2001
13.11(32)	Purchase and Sale Agreement by and between John J. Goodwin and Change Technology dated November 8, 2001
13.12(33)	Promissory Note issued by InSys Technology LLC to Change Technology Partners, Inc. dated November 8, 2001
13.13(34)	Share Purchase Agreement by and between Change Technology Partners, Inc. and John Snow, dated November 2, 2001
13.14(35)	Warrant to Purchase Common Stock, issued by RAND Interactive Corporation to Change Technology Partners, Inc. dated November 2, 2001

Exhibit
Number	Description

13.15(36)	Promissory Note issued by eCom Capital, Inc. to Change Technology Partners, Inc. dated August 28, 2001
13.18(37)	Management Agreement between Franklin Capital Corporation and Excelsior Radio Networks
13.17(38)	Asset Purchase Agreement for Dial Acquisition
13.18(39)	Convertible Promissory Note dated April 3, 2002 issued by Newco in favor of DCGL
13.19(40)	Convertible Promissory Note dated April 3, 2002 issued by Newco in favor of DCGL
13.20(41)	Convertible Promissory Note dated April 3, 2002 issued by Newco in favor of DCGL
13.21(42)	Promissory Note dated April 3, 2002, issued by Excelsior RadioNetworks, Inc. in favor of Change Technology Partners, Inc.
13.22(43)	Promissory Note, dated April 3, 2002, issued by Excelsior RadioNetworks, Inc. in favor of Sunshine II, LLC
13.23(44)	Security Agreement dated April 3, 2002 by and among Excelsior RadioNetworks, Inc., Sunshine II LLC, and Change Technology Partners, Inc.
14.1*	Consent of KPMG LLP
14.2*	Consent of Ernst & Young LLP
14.3*	Consent of Grant Thornton LLP
16.1*	Power of Attorney (included on Signature Page)
17.1**	Franklin Capital Proxy Card — Common Stock
17.2**	Franklin Capital Proxy Card — Preferred Stock
17.3**	Change Technology Proxy Card — Common Stock
17.4**	Change Technology Proxy Card — Preferred Stock

*	Filed herewith

**	To be filed by amendment

(1)	Incorporated by reference to Franklin Capital Corporation’s Registration Statement on Form N-2, filed July 31, 1992

(2)	Incorporated by reference to Exhibit 3(iii) filed with Franklin Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000

(3)	Incorporated by reference to Franklin Capital Corporation’s registration statement filed on Form N-2/ A on July 30, 1992

(4)	Incorporated by reference to Exhibit 3(ii) filed with Change Technology’s Partners, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000

(5)	Incorporated by reference to Appendix A hereof

(6)	Incorporated by reference to Exhibit 4(i) filed with Franklin Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000

(7)	Incorporated by reference to Exhibit 4(ii) filed with Franklin Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000

(8)	Incorporated by reference to Exhibit 4(iii) filed with Franklin Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000

(9)	Incorporated by reference to Exhibit 10.5 of Change Technology Partners, Inc.’s Current Report filed on Form 8-K dated March 28, 2000

(10)	Incorporated by reference to Exhibit 10.2 of Change Technology’s Current Report on Form 8-K dated March 28, 2000

(11)	Incorporated by reference to Exhibit 10.1 of Change Technology Partners, Inc.’s Current Report on Form 8-K dated March 28, 2000

(12)	Incorporated by reference to Exhibit 4.1 of Franklin Capital Corporation’s Registration Statement on Form S-8 dated February 17, 2000

(13)	Incorporated by reference to Exhibit 4.2 of Franklin Capital Corporation’s Registration Statement on Form S-8 dated February 17, 2000

(14)	Incorporated by reference to Exhibit 10(i) filed with Franklin Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000

(15)	Incorporated by reference to Exhibit 10(ii) filed with Franklin Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000

(16)	Incorporated by reference to Exhibit 10(iii) of Franklin Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000

(17)	Incorporated by reference to Exhibit 10(iv) of Franklin Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000

(18)	Incorporated by reference to Exhibit 10.9 of Change Technology Partners Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 15, 2000

(19)	Incorporated by reference to Exhibit 10.11 of Change Technology Partners Inc.’s Annual Report on Form 10-K for the year ended December 31, 2000

(20)	Incorporated by reference to Exhibit 10.14 of Change Technology Partners Inc.’s Annual Report on Form 10-K for the year ended December 31, 2001

(21)	Incorporated by reference to Exhibit 10.15 of Change Technology Partners Inc.’s Annual Report on Form 10-K for the year ended December 31, 2001

(22)	Incorporated by reference to Exhibit 10.3 of Change Technology Partners, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2000

(23)	Incorporated by reference to Exhibit 10.1 of Change Technology Partners, Inc.’s Current Report on Form 8-K dated June 29, 2000

(24)	Incorporated by reference to Exhibit 10.1 of Change Technology Partners, Inc.’s Current Report on Form 8-K dated September 15, 2000

(25)	Incorporated by reference to Exhibit 2.2 of Change Technology Partners, Inc.’s Current Report on Form 8-K dated October 18, 2000

(26)	Incorporated by reference to Exhibit 2.2 of Change Technology Partners, Inc.’s Current Report on Form 8-K dated October 18, 2000

(27)	Incorporated by reference to Exhibit 2.1 of Change Technology Partners, Inc.’s Current Report on Form 8-K dated November 30, 2000

(28)	Incorporated by reference to Exhibit 2.1 of Change Technology Partners, Inc.’s Current Report on Form 8-K dated March 14, 2001

(29)	Incorporated by reference to Exhibit 10.1 of Change Technology Partners, Inc.’s Current Report on Form 8-K dated March 14, 2002

(30)	Incorporated by reference to Exhibit 2.1 of Change Technology’s Current Report on Form 8-K dated June 12, 2001

(31)	Incorporated by reference to Exhibit 10.16 of Change Technology’s Annual Report on Form 10-K for the year ended December 31, 2002

(32)	Incorporated by reference to Exhibit 99.1 of Change Technology’s Current Report on Form 8-K dated November 8, 2001

(33)	Incorporated by reference to Exhibit 99.2 of Change Technology Partners, Inc.’s Current Report filed on Form 8-K dated November 8, 2001

(34)	Incorporated by reference to Exhibit 99.1 of Change Technology Partners, Inc.’s Current Report filed on Form 8-K dated November 2, 2001

(35)	Incorporated by reference to Exhibit 99.2 of Change Technology Partners, Inc.’s Current Report filed on Form 8-K dated November 16, 2001

(36)	Incorporated by reference to Exhibit 99.2 of Change Technology Partners, Inc.’s Current Report filed on Form 8-K dated September 11, 2001

(37)	Incorporated by reference to Exhibit 10(viii) of Franklin Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2002

(38)	Incorporated by reference to Exhibit 99.1 of Franklin Capital Corporation’s Current Report on Form 8-K dated September 14, 2002

(39)	Incorporated by reference to Exhibit 10.2 of Franklin Capital Corporation’s Current Report on Form 8-K dated April 12, 2002

(40)	Incorporated by reference to Exhibit 10.3 of Franklin Capital Corporation’s Current Report on Form 8-K dated April 12, 2002

(41)	Incorporated by reference to Exhibit 10.4 of Franklin Capital Corporation’s Current Report on Form 8-K dated April 12, 2002

(42)	Incorporated by reference to Exhibit 10.1 of Franklin Capital Corporation’s Current Report on Form 8-K dated April 4, 2002

(43)	Incorporated by reference to Exhibit 10.6 of Franklin Capital Corporation’s Current Report on Form 8-K dated April 12, 2002

(44)	Incorporated by reference to Exhibit 10.2 of Franklin Capital Corporation’s Current Report on Form 8-K dated April 4, 2002

Item 17.  Undertakings.

      (1) The Registrant hereby undertakes that:

(a) prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act (17 CFR 230.145), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 25th day of April, 2002.

FRANKLIN CAPITAL CORPORATION

By:	/s/ STEPHEN L. BROWN

Stephen L. Brown
Chief Executive Officer and
Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 25, 2002.

POWER OF ATTORNEY

      LET IT BE KNOWN that each officer or director of Franklin Capital Corporation whose signature appears in the paragraph under “Signature” below appoints Stephen L. Brown and Spencer L. Brown, jointly and severally, as his/ her attorneys-in-fact, with power of substitution, for him/ her in all capacities, to sign amendments and post-effective amendments to the Registration Statement on Form N-14 of the Franklin Capital Corporation, and to file such amendments with exhibits thereto (including post-effective amendments) with the Securities and Exchange Commission, hereby ratifying all that each attorney-in-fact may do or cause to be done by virtue of this power.

Signature	Title

/s/ STEPHEN L. BROWN Stephen L. Brown	Chief Executive Officer and Chairman of the Board

/s/ HIRAM M. LAZAR Hiram M. Lazar	Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ DAVID T. LENDER David T. Lender	Director

/s/ MICHAEL P. ROLNICK Michael P. Rolnick	Director

/s/ PETER D. GOTTLIEB Peter D. Gottlieb	Director

/s/ IRVING LEVINE Irving Levine	Director